                                                                           TRUST

                                THE GALAXY FUND

                               MONEY MARKET FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        6
  In General..........................................................        6
  Quality Requirements................................................        6
INVESTMENTS, STRATEGIES AND RISKS.....................................        7
  U.S. Government Obligations.........................................        7
  Money Market Instruments............................................        7
  Variable and Floating Rate Instruments..............................        8
  Repurchase and Reverse Repurchase Agreements........................        8
  When-Issued and Delayed Settlement Transactions.....................        9
  Securities Lending..................................................        9
  Guaranteed Investment Contracts.....................................        9
  Asset-Backed Securities.............................................       10
INVESTMENT LIMITATIONS................................................       10
PRICING OF SHARES.....................................................       12
HOW TO PURCHASE AND REDEEM SHARES.....................................       12
  Distributor.........................................................       12
  Purchase of Shares..................................................       12
  Redemption of Shares................................................       13
DIVIDENDS AND DISTRIBUTIONS...........................................       14
TAXES.................................................................       14
  Federal.............................................................       14
  State and Local.....................................................       15
  Miscellaneous.......................................................       15
                                                                           PAGE
                                                                           ----
MANAGEMENT OF THE FUND................................................       15
  Investment Adviser..................................................       15
  Authority to Act as Investment Adviser..............................       16
  Administrator.......................................................       16
DESCRIPTION OF GALAXY AND ITS SHARES..................................       17
  Shareholder Services Plan...........................................       17
  Agreements for Sub-Account Services.................................       18
CUSTODIAN AND TRANSFER AGENT..........................................       18
EXPENSES..............................................................       19
PERFORMANCE REPORTING.................................................       19
MISCELLANEOUS.........................................................       20

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
                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5180      regarding purchases, redemptions,
                                        exchanges and other shareholder services or current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the MONEY MARKET FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments with remaining maturities of one year or less, such as domestic and foreign bank certificates of deposit, bankers' acceptances, commercial paper and corporate bonds in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (referred to herein collectively as "Retail Shares"), which are offered under a separate prospectus. Retail Shares are offered primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that they bear different expenses and charges. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                          MONEY
ANNUAL FUND OPERATING EXPENSES            MARKET
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    FUND
----------------------------------------  ------

Advisory Fees (After Fee Waivers).......    .36%
12b-1 Fees..............................    None
Other Expenses..........................    .19%
                                          ------
Total Fund Operating Expenses (After Fee
Waivers)................................    .55%
                                          ------
                                          ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Money Market Fund.......................    $6       $17       $30       $67

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .40% and Total Fund Operating Expenses would be .59%. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and the Fund began offering a new series of shares designated as Trust Shares. The Fund also offers an additional series of shares, Retail B Shares. This Prospectus describes the Trust Shares in the Fund. Retail A Shares and Retail B Shares in the Fund are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares", Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .75% of the average daily net asset value of the Fund's outstanding Retail B Shares, and
(iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses. See "Management of the Fund" and "Description of Galaxy and Its Shares."

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund for the fiscal year ended October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of Retail A Shares of the Fund and is intended to provide investors with a longer-term perspective of the Fund's financial history. More information about the performance of the Fund is contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                               MONEY MARKET FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED
                                        OCTOBER 31,
                                ----------------------------
                                     1997   1996   1995
                                ----------------------------
                                        TRUST SHARES
                                ----------------------------
Net Asset Value, Beginning of
 Period.......................  $  1.00  $   1.00   $   1.00
                                -------  --------   --------
Income from
  Investment Operations
  Net investment
   income(2,3)................     0.05      0.05       0.05
  Net realized and unrealized
   gain (loss) on
   investments................       --        --         --
                                -------  --------   --------
    Total from Investment
     Operations:..............     0.05      0.05       0.05
                                -------  --------   --------
Less Dividends:
  Dividends from net
   investment income..........    (0.05)    (0.05)     (0.05)
  Dividends from net realized
   capital gains(4)...........       --        --         --
                                -------  --------   --------
    Total Dividends:..........    (0.05)    (0.05)     (0.05)
                                -------  --------   --------
Net increase (decrease) in net
 asset value..................       --        --         --
                                -------  --------   --------
Net Asset Value, End of
 Period.......................  $  1.00  $   1.00   $   1.00
                                -------  --------   --------
                                -------  --------   --------
Total Return(5)...............     5.13%     5.00%      5.43%
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $1,138,185 $924,222 $334,054
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver.....................     5.04%     4.89%      5.30%
  Operating expenses including
   reimbursement/ waiver......     0.50%     0.55%      0.55%
  Operating expenses excluding
   reimbursement/ waiver......     0.54%     0.58%      0.56%


                                                        YEARS ENDED OCTOBER 31,(1)
                                --------------------------------------------------------------------------
                                  1994       1993       1992       1991       1990       1989       1988
                                --------   --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
 Period.......................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                --------   --------   --------   --------   --------   --------   --------
Income from
  Investment Operations
  Net investment
   income(2,3)................      0.03       0.03       0.04       0.06       0.08       0.09       0.07
  Net realized and unrealized
   gain (loss) on
   investments................        --         --         --         --         --         --         --
                                --------   --------   --------   --------   --------   --------   --------
    Total from Investment
     Operations:..............      0.03       0.03       0.04       0.06       0.08       0.09       0.07
                                --------   --------   --------   --------   --------   --------   --------
Less Dividends:
  Dividends from net
   investment income..........     (0.03)     (0.03)     (0.04)     (0.06)     (0.08)     (0.09)     (0.07)
  Dividends from net realized
   capital gains(4)...........        --         --         --         --         --         --         --
                                --------   --------   --------   --------   --------   --------   --------
    Total Dividends:..........     (0.03)     (0.03)     (0.04)     (0.06)     (0.08)     (0.09)     (0.07)
                                --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 asset value..................        --         --         --         --         --         --         --
                                --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End of
 Period.......................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                --------   --------   --------   --------   --------   --------   --------
                                --------   --------   --------   --------   --------   --------   --------
Total Return(5)...............      3.35%      2.78%      4.07%      6.40%      8.11%      9.09%      7.08%
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $797,399   $577,558   $590,911   $415,541   $444,303   $410,121   $210,712
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver.....................      3.38%      2.74%      3.74%      6.24%      7.82%      8.73%      6.92%
  Operating expenses including
   reimbursement/ waiver......      0.64%      0.63%      0.58%      0.59%      0.59%      0.58%      0.59%
  Operating expenses excluding
   reimbursement/ waiver......      0.64%      0.63%      0.58%      0.59%      0.59%      0.59%      0.59%

---------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated as Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05 and $0.05,
     respectively.
(3) Net investment income per share for Retail Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 was
     $0.03, $0.03, $0.04, $0.06, $0.08, $0.09, and $0.07, respectively.
(4)  Represents less than $0.01 per share for year ended October 31, 1992.
(5) Total Return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $1.6 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.35%.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments that are determined by Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, to present minimal credit risk and meet certain rating criteria. Instruments that may be purchased by the Fund include obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits and bankers' acceptances); commercial paper; corporate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements with financial institutions such as banks and broker/dealers. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Quality Requirements" and "Investments, Strategies and Risks" below.

    Fleet will use its best efforts to achieve the investment objective of the Fund, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

QUALITY REQUIREMENTS

    The Fund will purchase only those instruments which meet the applicable quality requirements described below. The Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch IBCA")), in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Fund will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest short-term rating category. See "Investment Limitations" below.

    Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

                       INVESTMENTS, STRATEGIES AND RISKS

U.S. GOVERNMENT OBLIGATIONS

    Obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

MONEY MARKET INSTRUMENTS

    "Money market" instruments include bank obligations and corporate obligations, including commercial paper and corporate bonds with remaining maturities of one year or less.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Fund's total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of the Fund's 10% limitation on purchases of illiquid instruments described below,
Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

VARIABLE AND FLOATING RATE INSTRUMENTS

    Securities purchased by the Funds may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 4 under "Investment Limitations" below.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later) permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by the Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of the Fund's investment objective.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with its investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

GUARANTEED INVESTMENT CONTRACTS

    The Fund may invest in guaranteed investment contracts ("GICs") issued by United States insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES

    The Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements." See "Asset-Backed Securities" in the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) may enter into repurchase agreements with respect to portfolio securities, and (iii) may lend portfolio securities against collateral consisting of cash or securities that are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation"), except that up to 25% of the value of its total assets may be invested without regard to the 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in U.S. Government obligations.

        3. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        4. Invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        5. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

    In addition to the foregoing limitations, the Fund may not purchase securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, by domestic banks, or by U.S. branches of foreign banks that are subject to the same regulation as domestic banks; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above: (a) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

    With respect to Investment Limitation No. 3 above, the Fund intends to limit borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at time of such borrowings.

    With respect to Investment Limitation No. 4 above, the Fund intends to limit its investments in illiquid securities to not more than 10% of the value of its net assets.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

    The Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and the Statement of Additional Information relating to the Fund in order to comply with applicable laws and regulations, including the provisions and regulations under the Investment Company Act of 1940, as amended, (the "1940 Act"). In particular the Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market funds. In accordance with Rule 2a-7, the Fund is subject to the 5% limitation contained in Investment Limitation No. 2 above as to all of its assets; however in accordance with such Rule, the Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Subject to Investment Limitation No. 5 above, the Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. Except with respect to Investment Limitation No. 5 above, the Fund may change these operating policies to reflect changes in the laws and regulations without the approval of the shareholders.

    Rule 144A under the 1933 Act, allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the Fund's 10% limitation on purchases of illiquid instruments, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to a Fund's acquisition cost as adjusted for amortization of premium or accretion of discount. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts primarily at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Each Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employers) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day.

However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of shares on the day of declaration. The Fund's net income for dividend purposes is determined separately for each series of shares of the Fund and consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to each series of shares, less amortization of premium on such assets and accrued expenses attributable to each series of shares of the Fund. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net exempt-interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Trust Shares. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

    Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1997 of approximately $85.5 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .40% of the average daily net assets of the Fund. Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet has advised Galaxy that it intends to waive advisory fees payable to it by the Fund in an amount equal to 0.05% of the average daily net assets of the Fund to the extent that the Fund's net assets exceed $750,000,000. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of 0.36% of the Fund's average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Fund, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Trust Shares of the Fund, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of .082% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of three series in the Fund as follows:
Class A shares (Retail A Shares), Class A-Special Series 1 shares (Trust Shares) and Class A-Special Series 2 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and Retail B Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .75% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold without any sales charge. Retail B Shares of the Money Market Fund are subject to a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares six years after the date of purchase. Retail A and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services enumerated below to Customers who are the beneficial owners of Retail A Shares in consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by such Customers. Services under the Shareholder Services Plan may include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing Customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Such services are intended to supplement the services provided by Investor Services Group as administrator and transfer agent and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares in each sub-account, crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their advisory and administrative services for the Fund. The Fund bears the expenses incurred in its operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the yield of the Fund, as a measure of its performance, may be quoted and compared to that of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as DONOGHUE'S MONEY FUND REPORT-Registered Trademark-, a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The yield of the Fund refers to the income generated over a seven-day period identified in the advertisement. This income is annualized, I.E., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

    The Fund's yield will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices, shareholder portfolio and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax; retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                 MONEY MARKET
                                     FUND



                   FEBRUARY 28, 1998


                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-270 15021 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                                GOVERNMENT FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        6
  In General..........................................................        6
INVESTMENTS, STRATEGIES AND RISKS.....................................        6
  U.S. Government Obligations.........................................        6
  Repurchase and Reverse Repurchase Agreements........................        7
  When-Issued and Delayed Settlement Transactions.....................        7
  Securities Lending..................................................        7
INVESTMENT LIMITATIONS................................................        8
PRICING OF SHARES.....................................................        9
HOW TO PURCHASE AND REDEEM SHARES.....................................        9
  Distributor.........................................................        9
  Purchase of Shares..................................................       10
  Redemption of Shares................................................       11
DIVIDENDS AND DISTRIBUTIONS...........................................       11
TAXES.................................................................       11
  Federal.............................................................       11
  State and Local.....................................................       12
  Miscellaneous.......................................................       12
MANAGEMENT OF THE FUND................................................       12
  Investment Adviser..................................................       12
  Authority to Act as Investment Adviser..............................       13
  Administrator.......................................................       14
DESCRIPTION OF GALAXY AND ITS SHARES..................................       14
  Shareholder Services Plan...........................................       15
  Agreements for Sub-Account Services.................................       15
CUSTODIAN AND TRANSFER AGENT..........................................       16
EXPENSES..............................................................       16
PERFORMANCE REPORTING.................................................       16
MISCELLANEOUS.........................................................       17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the GOVERNMENT FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations with remaining maturities of 397 days or less which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

ANNUAL FUND OPERATING EXPENSES             GOVERNMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)       FUND
----------------------------------------  -------------

Advisory Fees (After Fee Waivers).......         .39%
12b-1 Fees..............................         None
Other Expenses..........................         .15%
                                                -----
Total Fund Operating Expenses (After Fee
Waivers)................................         .54%
                                                -----
                                                -----

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Government Fund.........................    $5       $17       $30       $66

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .40% and Total Fund Operating Expenses would be .55%. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that may be charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and the Fund began offering a new series of shares designated as Trust Shares. This Prospectus describes the Trust Shares of the Fund. Retail A Shares in the Fund are offered under a separate prospectus. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, and
(ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund for the fiscal year ended October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of Retail A Shares of the Fund and is intended to provide investors with a long-term perspective of the Fund's financial history. More information about the performance of the Fund is also contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                                GOVERNMENT FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                          YEARS ENDED OCTOBER 31,
                        ----------------------------
                           1997     1996     1995                          YEARS ENDED OCTOBER 31,(1)
                        ----------------------------  --------------------------------------------------------------------
                                TRUST SHARES            1994      1993      1992      1991      1990      1989      1988
                        ----------------------------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period... $   1.00  $  1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from
  Investment
   Operations:
  Net investment
   income(2,3).........     0.05     0.05       0.05      0.03      0.03      0.04      0.06      0.08      0.09      0.07
  Net realized and
   unrealized gain
   (loss) on
   investments.........       --       --         --        --        --        --        --        --        --        --
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
    Total from
     Investment
     Operations:.......     0.05     0.05       0.05      0.03      0.03      0.04      0.06      0.08      0.09      0.07
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less Dividends:
  Dividends from net
   investment income...    (0.05)   (0.05)     (0.05)    (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)
  Dividends from net
   realized capital
   gains(4)............       --       --         --        --        --        --        --        --        --        --
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
    Total Dividends:...    (0.05)   (0.05)     (0.05)    (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net asset value....       --       --         --        --        --        --        --        --        --        --
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value, End of
 Period................ $   1.00  $  1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Return(5)........     5.06%    4.95%      5.39%     3.49%     2.83%     4.19%     6.25%     8.10%     8.82%     6.91%
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)...... $630,859  $733,759  $678,679  $759,106  $685,304  $636,338  $436,232  $335,443  $303,181  $141,545
Ratios to average net
 assets:
  Net investment income
   including
   reimbursement/
   waiver..............     4.94%    4.85%      5.27%     3.36%     2.79%     3.67%     6.05%     7.80%     8.59%     6.73%
  Operating expenses
   including
reimbursement/waiver...     0.51%    0.52%      0.53%     0.54%     0.55%     0.53%     0.56%     0.56%     0.60%     0.60%
  Operating expenses
   excluding
   reimbursement/
   waiver..............     0.52%    0.53%      0.54%     0.54%     0.55%     0.53%     0.56%     0.57%     0.61%     0.60%

---------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05 and $0.05, respectively.
(3) Net investment income per share for Retail Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 was
     $0.03, $0.03, $0.04, $0.06, $0.08, $0.09 and $0.07, respectively.
(4) Represents less than $0.01 per share for the years ended October 31, 1992, 1990, 1989 and 1988.
(5) Total return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $2.3 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.49%.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. These instruments have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Investments, Strategies and Risks" below.

    Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, will use its best efforts to achieve the investment objective of the Fund, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

                       INVESTMENTS, STRATEGIES AND RISKS

U.S. GOVERNMENT OBLIGATIONS

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

    Some U.S. Government obligations may be issued as variable or floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Because there may not always be an active secondary market for these instruments, substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitations No. 4 under "Investment Limitations" below.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by the Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of the Fund's investment objective.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with its investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) may enter into repurchase agreements with respect to portfolio securities, and (iii) may lend portfolio securities against collateral consisting of cash or securities that are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Purchase securities of any one issuer, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in U.S. Government obligations and as otherwise permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), or any successor rule.

        3. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        4. Invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

    In addition to the foregoing limitations, the Fund may not purchase securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    With respect to Investment Limitation No. 2 above: (a) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and

(b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

    With respect to Investment Limitation No. 3 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of the borrowing.

    With respect to Investment Limitation No. 4 above, the Fund intends to limit its investments in illiquid securities to not more than 10% of the value of its net assets.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

    The Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and in the Statement of Additional Information relating to the Fund in order to comply with applicable laws and regulations, including the provisions of and applicable regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market funds. The Fund will determine the effective maturity of its investments according to Rule 2a-7. The Fund may change these operating policies to reflect changes in the laws and regulations without shareholder approval.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contributions plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Each Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (in the case of employer-sponsored deferred contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of shares on the day of declaration. The Fund's net income for dividend purposes is determined separately for each series of shares of the Fund and consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to each series of shares, less amortization of premium on such assets and accrued expenses attributable to shares of the Fund. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Taxable income generally includes interest income on U.S. Government obligations. The Fund intends to distribute substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Trust Shares. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

    Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state. Distributions attributable to interest on U.S. Government obligations will generally be nontaxable for state income tax purposes, but distributions attributable to income from repurchase agreements and other possible investments of the Fund may be taxable for state income tax purposes.

MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1997 approximately $85.5 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Money Market, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market,

Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .40% of the average daily net assets of the Fund. Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet has advised Galaxy that it intends to waive advisory fees payable to it by the Fund in an amount equal to 0.05% of the average daily net assets of the Fund to the extent that the Fund's net assets exceed $750,000,000. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of 0.38% of the Fund's average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Fund, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Trust Shares of the Fund, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of .082% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows:
Class B shares (Retail A Shares) and Class B - Special Series 1 shares (Trust Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold without any sales charge and have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Series Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services enumerated below to Customers who are the beneficial owners of Retail A Shares in consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by such Customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing Customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailing to Customers. Such services are intended to supplement the services provided by Investor Services Group as administrator and transfer agent, and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their advisory and administrative services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with Investor Services Group); SEC; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the yield of the Fund, as a measure of its performance, may be quoted and compared to that of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as DONOGHUE'S MONEY FUND REPORT-REGISTERED TRADEMARK-, a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

    The yield of the Fund refers to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

    The Fund's yield will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                  GOVERNMENT
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-269 15020 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                               U.S. TREASURY FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        6
  In General..........................................................        6
INVESTMENTS, STRATEGIES AND RISKS.....................................        6
  U.S. Government Obligations.........................................        6
  When-Issued and Delayed Settlement Transactions.....................        7
INVESTMENT LIMITATIONS................................................        7
PRICING OF SHARES.....................................................        8
HOW TO PURCHASE AND REDEEM SHARES.....................................        9
  Distributor.........................................................        9
  Purchase of Shares..................................................        9
  Redemption of Shares................................................       10
DIVIDENDS AND DISTRIBUTIONS...........................................       10

                                                                           PAGE
                                                                           ----
TAXES.................................................................       11
  Federal.............................................................       11
  State and Local.....................................................       11
  Miscellaneous.......................................................       11
MANAGEMENT OF THE FUND................................................       12
  Investment Adviser..................................................       12
  Authority to Act as Investment Adviser..............................       12
  Administrator.......................................................       13
DESCRIPTION OF GALAXY AND ITS SHARES..................................       13
  Shareholder Services Plan...........................................       14
  Agreements for Sub-Account Services.................................       14
CUSTODIAN AND TRANSFER AGENT..........................................       15
EXPENSES..............................................................       15
PERFORMANCE REPORTING.................................................       15
MISCELLANEOUS.........................................................       16

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
                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the U.S. TREASURY FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund invests in securities with remaining maturities of one year or less which are issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. The Fund invests at least 65% of its total assets in direct U.S. Government obligations.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group Inc., and affiliates.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                             U.S.
ANNUAL FUND OPERATING EXPENSES             TREASURY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)      FUND
----------------------------------------  ----------

Advisory Fees...........................       .39%
12b-1 Fees..............................       None
Other Expenses..........................       .15%
                                              -----
Total Fund Operating Expenses...........       .54%
                                              -----
                                              -----

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
U.S. Treasury Fund......................    $5       $17       $30       $66

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that may be charged by affiliates of Fleet or other financial institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and the Fund began offering a new series of shares designated as Trust Shares. This Prospectus describes the Trust Shares in the Fund. Retail A Shares in the Fund are offered under a separate prospectus. Trust Shares and Retail A Shares in the Fund represent equal pro rata interests in the Fund, except that (i) Retail A Shares in the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses. See "Management of the Fund" and "Description of Galaxy and Its Shares."

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund for the fiscal year ended October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of Retail A Shares of the Fund and is intended to provide investors with a longer-term perspective of the Fund's financial history. More information about the performance of the Fund is contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                               U.S. TREASURY FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                              YEAR ENDED OCTOBER 31,
                                          ------------------------------
                                             1997      1996      1995        YEARS ENDED OCTOBER 31,(1)     PERIOD ENDED
                                          ------------------------------   ------------------------------   OCTOBER 31,
                                                   TRUST SHARES              1994       1993       1992      1991(1,2)
                                          ------------------------------   --------   --------   --------   ------------
Net Asset Value, Beginning of Period....  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00       $  1.00
                                          --------   --------   --------   --------   --------   --------   ------------
Income from Investment Operations
  Net investment income(3,4)............      0.05       0.05       0.05       0.03       0.03       0.04          0.04
  Net realized and unrealized gain
   (loss) on investments................        --         --         --         --         --         --            --
                                          --------   --------   --------   --------   --------   --------   ------------
    Total from Investment Operations:...      0.05       0.05       0.05       0.03       0.03       0.04          0.04
                                          --------   --------   --------   --------   --------   --------   ------------
Less Dividends:
  Dividends from net investment income..     (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.04)        (0.04)
  Dividends from net realized capital
   gains................................        --         --         --         --         --         --            --
                                          --------   --------   --------   --------   --------   --------   ------------
    Total Dividends.....................     (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.04)        (0.04)
                                          --------   --------   --------   --------   --------   --------   ------------
Net increase (decrease) in net asset
 value..................................        --         --         --         --         --         --            --
                                          --------   --------   --------   --------   --------   --------   ------------
Net Asset Value, End of Period..........  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00       $  1.00
                                          --------   --------   --------   --------   --------   --------   ------------
                                          --------   --------   --------   --------   --------   --------   ------------
Total Return(5).........................      4.85%      4.80%      5.18%      3.30%      2.75%      3.69%         4.51%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $393,175   $354,331   $271,036   $466,993   $447,960   $482,416       $170,177
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      4.75%      4.69%      5.06%      3.24%      2.71%      3.51%         4.26%(7)
  Operating expenses including
   reimbursement/waiver.................      0.52%      0.53%      0.55%      0.56%      0.55%      0.49%         0.27%(7)
  Operating expenses excluding
   reimbursement/waiver.................      0.53%      0.53%      0.55%      0.56%      0.55%      0.55%         0.65%(7)

---------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the Fund began issuing a second series of shares designated as Trust Shares.
(2)  The Fund commenced operations on January 22, 1991.
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05 and $0.05,
     respectively.
(4) Net investment income per share for Retail Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993 and 1992 and for the period ended October 31, 1991 was $0.03, $0.03, $0.04 and $0.04, respectively.
(5) Total return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $1 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.30%.
(6)  Not Annualized.
(7)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in securities with remaining maturities of one year or less which are issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. Such instruments may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes." The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

    Portfolio securities held by the Fund have remaining maturities of one year or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments as described under "Investments, Strategies and Risks--U.S. Government Obligations." For more information see "Investments, Strategies and Risks" below.

    Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, will use its best efforts to achieve the investment objective of the Fund, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

                       INVESTMENTS, STRATEGIES AND RISKS

U.S. GOVERNMENT OBLIGATIONS

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

    Some U.S. Government obligations may be issued as variable or floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Because there may not always be an active secondary market for these instruments, substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by the Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of the Fund's investment objective.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies.

        2. Purchase securities of any one issuer, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in U.S. Government obligations.

        3. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        4. Invest more than 10% of the value of the its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        5. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

    In addition to the foregoing limitations, the Fund may not purchase securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    With respect to Investment Limitation No. 2 above: (a) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

    With respect to Investment Limitation No. 4 above, the Fund intends to limit its investments in illiquid securities to not more than 10% of the value of its net assets.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

    The Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and in the Statement of Additional Information relating to the Fund, in order to comply with applicable laws and regulations, including the provisions of and applicable regulations under the Investment Company Act of 1940, as amended, (the "1940 Act"). In particular, the Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market funds. Subject to Investment Limitation No. 5 above, the Fund will determine the effective maturity of its investments according to Rule 2a-7. Except with respect to Investment Limitation No. 5 above, the Fund may change these operating policies to require changes in the laws and regulations without shareholder approval.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to a Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Each Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If any Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and Share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of shares on the day of declaration. The Fund's net income for dividend purposes is determined separately for each series of shares of the Fund and consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to each series of shares, less amortization of premium on such assets and accrued expenses attributable to each series of shares of the Fund. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net exempt-interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Trust Shares. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

    The Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax adviser about the status of distributions from the Fund in their own state.

MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation, including the application of state and local tax laws. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1997 approximately $85.5 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Money Market, Government, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .40% of the first $750,000,000 of the average daily net assets of the Fund plus .35% of the average daily net assets of the Fund in excess of $750,000,000. Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees at the effective annual rate of .40% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, Fleet reimbursed the Fund for certain operating expenses, which reimbursement, may be revised or discontinued at any time.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Fund, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Trust Shares of the Fund, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of .082% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows:
Class F shares (Retail A Shares) and Class F-Special Series 1 shares (Trust Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold without a sales charge and have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares in consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by such Customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing Customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Such services are intended to supplement the services provided by Investor Services Group as administrator and transfer agent, and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their advisory and administrative services for the Fund. The Fund bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the yield of the Fund, as a measure of its performance, may be quoted and compared to that of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as DONOGHUE'S MONEY FUND REPORT-Registered Trademark-, a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature. The Fund's performance may also be compared to the average reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leasing bank and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

    The yield of the Fund refers to the income generated over a seven-day period identified in the advertisement. This income is annualized, I.E., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

    In addition, the Fund may calculate a "state flow through yield" which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income which is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated income tax rate. For illustrative purposes, state flow through yields assume the payment of state income tax rates of 3%, 7% or 11%.

    The Fund's yield will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various markets indices; shareholder profits and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                U.S. TREASURY
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-268 15015 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                               MONEY MARKET FUND

                                GOVERNMENT FUND

                               U.S. TREASURY FUND

                                TAX-EXEMPT FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVES AND POLICIES....................................        9
  In General..........................................................        9
  Quality Requirements................................................        9
  Money Market Fund...................................................        9
  Government Fund.....................................................       10
  U.S. Treasury Fund..................................................       10
  Tax-Exempt Fund.....................................................       10
INVESTMENTS, STRATEGIES AND RISKS.....................................       11
  U.S. Government Obligations.........................................       11
  Money Market Instruments............................................       11
  Municipal Securities................................................       12
  Tender Option Bonds.................................................       13
  Variable and Floating Rate Instruments..............................       14
  Repurchase and Reverse Repurchase Agreements........................       14
  When-Issued and Delayed Settlement Transactions.....................       15
  Securities Lending--Money Market and Government Funds...............       15
  Guaranteed Investment Contracts-- Money Market Fund.................       15
  Asset-Backed Securities--Money Market Fund..........................       15
  Investment Company Securities--Tax-Exempt Fund......................       16
  Other Investment Policies of the Tax-Exempt Fund....................       16

                                                                           PAGE
                                                                           ----
INVESTMENT LIMITATIONS................................................       16
PRICING OF SHARES.....................................................       19
HOW TO PURCHASE AND REDEEM SHARES.....................................       19
  Distributor.........................................................       19
  Purchase of Shares..................................................       20
  Redemption of Shares................................................       21
DIVIDENDS AND DISTRIBUTIONS...........................................       21
TAXES.................................................................       21
  Federal.............................................................       21
  State and Local.....................................................       22
  Miscellaneous.......................................................       23
MANAGEMENT OF THE FUNDS...............................................       23
  Investment Adviser..................................................       23
  Authority to Act as Investment Adviser..............................       24
  Administrator.......................................................       24
DESCRIPTION OF GALAXY AND ITS SHARES..................................       25
  Shareholder Services Plan...........................................       26
  Agreements for Sub-Account Services.................................       26
CUSTODIAN AND TRANSFER AGENT..........................................       27
EXPENSES..............................................................       27
PERFORMANCE REPORTING.................................................       27
MISCELLANEOUS.........................................................       28

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder
                                        services, call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes four series of Galaxy shares (collectively, "Trust Shares"), which represent interests in four separate diversified money market portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

    The MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments with remaining maturities of one year or less, such as domestic and foreign bank certificates of deposit, bankers' acceptances, commercial paper and corporate bonds in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

    The GOVERNMENT FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations with remaining maturities of 397 days or less which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

    The U.S. TREASURY FUND'S investment objective is to seek current income with liquidity and stability of principal. The Fund invests in securities with remaining maturities of one year or less which are issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. The Fund invests at least 65% of its total assets in direct U.S. Government obligations.

    The TAX-EXEMPT FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal. The Fund invests substantially all of its assets in high quality debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax ("Municipal Securities"). The Fund's portfolio securities will generally have remaining maturities of 397 days or less.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus describes Trust Shares in each Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and with respect to each Fund except the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in the Government, U.S. Treasury and Tax-Exempt Funds, and two additional series of shares, Retail A Shares and Retail B Shares, in the Money Market Fund. Retail A Shares and Retail B Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/ dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares."

    Each of the Funds is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of the operating expenses for Trust Shares of each Fund. Examples based on the summary are also shown.

                                          MONEY    GOVERN-     U.S.      TAX-
ANNUAL FUND OPERATING EXPENSES            MARKET    MENT     TREASURY   EXEMPT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    FUND     FUND       FUND      FUND
----------------------------------------  ------   -------   --------   ------

Advisory Fees (After Fee Waivers).......    .36%     .39%      .39%       .40%
12b-1 Fees..............................  None     None      None       None
Other Expenses..........................    .19%     .15%      .15%       .14%
                                          ------   -------   --------   ------
Total Fund Operating Expenses (After Fee
Waivers)................................    .55%     .54%      .54%       .54%
                                          ------   -------   --------   ------
                                          ------   -------   --------   ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Money Market Fund.......................    $6       $17       $30       $67
Government Fund.........................    $5       $17       $30       $66
U.S. Treasury Fund......................    $5       $17       $30       $66
Tax-Exempt Fund.........................    $5       $17       $30       $66

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Funds bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Funds during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .40% and .40% and Total Fund Operating Expenses would be
 .59% and .55% for Trust Shares of the Money Market Fund and Government Fund, respectively. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Funds. Any fees that are charged by affiliates of Fleet or any other institution directly to their customer accounts for services related to an investment in Trust Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    Prior to November 1, 1994, each Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and each Fund began offering a new series of shares designated as Trust Shares. The Money Market Fund also offers an additional series of shares, Retail B Shares. This Prospectus describes the Trust Shares in the Funds. Retail A Shares in the Funds and Retail B shares in the Money Market Fund are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares in a Fund represent equal pro rata interests in the Fund, except that
(i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Money Market Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .75% of the average daily net asset value of the Money Market Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds for the fiscal year ended October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Funds. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of Retail A Shares of the Funds and is intended to provide investors with a long-term perspective of the Funds' financial history. More information about the performance of the Funds is also contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                               MONEY MARKET FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR ENDED OCTOBER 31,
                                                    ----------------------------
                                                      1997      1996      1995
                                                    ----------------------------
                                                            TRUST SHARES
                                                    ----------------------------
Net Asset Value, Beginning of Period..............  $   1.00  $   1.00  $   1.00
                                                    --------  --------  --------
Income from
  Investment Operations:
  Net investment income(2,3)......................      0.05      0.05      0.05
  Net realized and unrealized gain (loss) on
   investments....................................        --        --        --
                                                    --------  --------  --------
    Total from Investment Operations:.............      0.05      0.05      0.05
                                                    --------  --------  --------
Less Dividends:
  Dividends from net investment income............      0.05     (0.05)    (0.05)
  Dividends from net realized capital gains(4)....        --        --        --
                                                    --------  --------  --------
    Total Dividends:..............................     (0.05)    (0.05)    (0.05)
                                                    --------  --------  --------
Net increase (decrease) in net asset value........        --        --        --
                                                    --------  --------  --------
Net Asset Value, End of Period....................  $   1.00  $   1.00  $   1.00
                                                    --------  --------  --------
                                                    --------  --------  --------
Total Return(5)...................................      5.13%     5.00%     5.43%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............  $1,138,185 $924,222 $334,054
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................      5.04%     4.89%     5.30%
  Operating expenses including
   reimbursement/waiver...........................      0.50%     0.55%     0.55%
  Operating expenses excluding
   reimbursement/waiver...........................      0.54%     0.58%     0.56%


                                                                         YEARS ENDED OCTOBER 31,(1)
                                                    --------------------------------------------------------------------
                                                      1994      1993      1992      1991      1990      1989      1988
                                                    --------  --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period..............  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                    --------  --------  --------  --------  --------  --------  --------
Income from
  Investment Operations:
  Net investment income(2,3)......................      0.03      0.03      0.04      0.06      0.08      0.09      0.07
  Net realized and unrealized gain (loss) on
   investments....................................        --        --        --        --        --        --        --
                                                    --------  --------  --------  --------  --------  --------  --------
    Total from Investment Operations:.............      0.03      0.03      0.04      0.06      0.08      0.09      0.07
                                                    --------  --------  --------  --------  --------  --------  --------
Less Dividends:
  Dividends from net investment income............     (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)
  Dividends from net realized capital gains(4)....        --        --        --        --        --        --        --
                                                    --------  --------  --------  --------  --------  --------  --------
    Total Dividends:..............................     (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)
                                                    --------  --------  --------  --------  --------  --------  --------
Net increase (decrease) in net asset value........        --        --        --        --        --        --        --
                                                    --------  --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                    --------  --------  --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------  --------  --------
Total Return(5)...................................      3.35%     2.78%     4.07%     6.40%     8.11%     9.09%     7.08%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............  $797,399  $577,558  $590,911  $415,541  $444,303  $410,121  $210,712
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................      3.38%     2.74%     3.74%     6.24%     7.82%     8.73%     6.92%
  Operating expenses including
   reimbursement/waiver...........................      0.64%     0.63%     0.58%     0.59%     0.59%     0.58%     0.59%
  Operating expenses excluding
   reimbursement/waiver...........................      0.64%     0.63%     0.58%     0.59%     0.59%     0.59%     0.59%

---------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05 and $0.05,
     respectively.
(3) Net investment income per share for Retail Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 was
     $0.03, $0.03, $0.04, $0.06, $0.08, $0.09 and $0.07, respectively.
(4)  Represents less than $0.01 per share for the year ended October 31, 1992.
(5) Total return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $1.6 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.35%.

                                GOVERNMENT FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR ENDED OCTOBER 31,
                                                    ----------------------------
                                                       1997     1996     1995
                                                    ----------------------------
                                                            TRUST SHARES
                                                    ----------------------------
Net Asset Value, Beginning of Period..............  $   1.00  $   1.00  $   1.00
                                                    --------  --------  --------
Income from
  Investment Operations:
  Net investment income(2,3)......................      0.05      0.05      0.05
  Net realized and unrealized gain (loss) on
   investments....................................        --        --        --
                                                    --------  --------  --------
    Total from Investment Operations:.............      0.05      0.05      0.05
                                                    --------  --------  --------
Less Dividends:
  Dividends from net investment income............     (0.05)    (0.05)    (0.05)
  Dividends from net realized capital gains(4)....        --        --        --
                                                    --------  --------  --------
    Total Dividends:..............................     (0.05)    (0.05)    (0.05)
                                                    --------  --------  --------
Net increase (decrease) in net asset value........        --        --        --
                                                    --------  --------  --------
Net Asset Value End of Period.....................  $   1.00  $   1.00  $   1.00
                                                    --------  --------  --------
                                                    --------  --------  --------
Total Return(5)...................................      5.06%     4.95%     5.39%
Ratios/Supplemental Data
  Net Assets, End of Period (000's)...............  $630,859  $733,759  $678,679
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................      4.94%     4.85%     5.27%
  Operating expenses including
   reimbursement/waiver...........................      0.51%     0.52%     0.53%
  Operating expenses excluding
   reimbursement/waiver...........................      0.52%     0.53%     0.54%


                                                                         YEARS ENDED OCTOBER 31,(1)
                                                    --------------------------------------------------------------------
                                                      1994      1993      1992      1991      1990      1989      1988
                                                    --------  --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period..............  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                    --------  --------  --------  --------  --------  --------  --------
Income from
  Investment Operations:
  Net investment income(2,3)......................      0.03      0.03      0.04      0.06      0.08      0.09      0.07
  Net realized and unrealized gain (loss) on
   investments....................................        --        --        --        --        --        --        --
                                                    --------  --------  --------  --------  --------  --------  --------
    Total from Investment Operations:.............      0.03      0.03      0.04      0.06      0.08      0.09      0.07
                                                    --------  --------  --------  --------  --------  --------  --------
Less Dividends:
  Dividends from net investment income............     (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)
  Dividends from net realized capital gains(4)....        --        --        --        --        --        --        --
                                                    --------  --------  --------  --------  --------  --------  --------
    Total Dividends:..............................     (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)
                                                    --------  --------  --------  --------  --------  --------  --------
Net increase (decrease) in net asset value........        --        --        --        --        --        --        --
                                                    --------  --------  --------  --------  --------  --------  --------
Net Asset Value End of Period.....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                    --------  --------  --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------  --------  --------
Total Return(5)...................................      3.49%     2.83%     4.19%     6.25%     8.10%     8.82%     6.91%
Ratios/Supplemental Data
  Net Assets, End of Period (000's)...............  $759,106  $685,304  $636,338  $436,232  $335,443  $303,181  $141,545
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................      3.36%     2.79%     3.67%     6.05%     7.80%     8.59%     6.73%
  Operating expenses including
   reimbursement/waiver...........................      0.54%     0.55%     0.53%     0.56%     0.56%     0.60%     0.60%
  Operating expenses excluding
   reimbursement/waiver...........................      0.54%     0.55%     0.53%     0.56%     0.57%     0.61%     0.60%

---------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05 and $0.05,
     respectively.
(3) Net investment income per share for Retail Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 was
     $0.03, $0.03, $0.04, $0.06, $0.08, $0.09 and $0.07, respectively.
(4) Represents less than $0.01 per share for the years ended October 31, 1992, 1990, 1989 and 1988.
(5) Total return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $2.3 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.49%.

                               U.S. TREASURY FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                             YEAR ENDED OCTOBER 31,
                                          ----------------------------
                                             1997     1996     1995      YEARS ENDED OCTOBER 31,(1)   PERIOD ENDED
                                          ----------------------------  ----------------------------   OCTOBER 31,
                                                  TRUST SHARES            1994      1993      1992      1991(1,2)
                                          ----------------------------  --------  --------  --------  -------------
Net Asset Value, Beginning of Period....  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                          --------  --------  --------  --------  --------  --------  -------------
Income from Investment Operations:
  Net investment income(3,4)............      0.05      0.05      0.05      0.03      0.03      0.04         0.04
  Net realized and unrealized gain
   (loss) on investments................        --        --        --        --        --        --           --
                                          --------  --------  --------  --------  --------  --------  -------------
    Total from Investment Operations:...      0.05      0.05      0.05      0.03      0.03      0.04         0.04
                                          --------  --------  --------  --------  --------  --------  -------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.05)    (0.05)    (0.05)    (0.03)    (0.03)    (0.04)       (0.04)
  Dividends from net realized capital
   gains................................        --        --        --        --        --        --           --
                                          --------  --------  --------  --------  --------  --------  -------------
    Total Dividends:....................     (0.05)    (0.05)    (0.05)    (0.03)    (0.03)    (0.04)       (0.04)
                                          --------  --------  --------  --------  --------  --------  -------------
Net increase (decrease) in net asset
 value..................................        --        --        --        --        --        --           --
                                          --------  --------  --------  --------  --------  --------  -------------
Net Asset Value, End of Period..........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                          --------  --------  --------  --------  --------  --------  -------------
                                          --------  --------  --------  --------  --------  --------  -------------
Total Return(5).........................      4.85%     4.80%     5.18%     3.30%     2.75%     3.69%        4.51%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $393,175  $354,331  $271,036  $466,993  $447,960  $482,416     $170,177
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      4.75%     4.69%     5.06%     3.24%     2.71%     3.51%        4.26%(7)
  Operating expenses including
   reimbursement/ waiver................      0.52%     0.53%     0.55%     0.56%     0.55%     0.49%        0.27%(7)
  Operating expenses excluding
   reimbursement/ waiver................      0.53%     0.53%     0.55%     0.56%     0.55%     0.55%        0.65%(7)

---------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2)  The Fund commenced operations on January 22, 1991.
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05 and $0.05,
     respectively.
(4) Net investment income per share for Retail Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1994, 1993 and 1992 and for the period ended October 31, 1991 was $0.03, $0.03, $0.04 and $0.04, respectively.
(5) Total return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $1 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.30%.
(6)  Not Annualized.
(7)  Annualized.

                                TAX-EXEMPT FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR ENDED OCTOBER 31,
                                               ----------------------------
                                                  1997     1996     1995
                                               ----------------------------
                                                       TRUST SHARES
                                               ----------------------------
Net Asset Value, Beginning of Period.........  $   1.00  $   1.00  $   1.00
                                               --------  --------  --------
Income from Investment
  Operations:
  Net investment income(3,4).................      0.03      0.03      0.03
  Net realized and unrealized gain (loss) on
   investments...............................        --        --        --
                                               --------  --------  --------
    Total from Investment Operations:........      0.03      0.03      0.03
                                               --------  --------  --------
Less Dividends:
  Dividends from net investment income.......     (0.03)    (0.03)    (0.03)
  Dividends from net realized capital
   gains.....................................        --        --        --
                                               --------  --------  --------
    Total Dividends:.........................     (0.03)    (0.03)    (0.03)
                                               --------  --------  --------
Net increase (decrease) in net asset value...        --        --        --
                                               --------  --------  --------
Net Asset Value, End of Period...............  $   1.00  $   1.00  $   1.00
                                               --------  --------  --------
                                               --------  --------  --------
Total Return.................................      3.10%     2.97%     3.29%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)..........  $169,316  $184,307  $180,706
Ratios to average net assets:
  Net investment income including
   reimbursement/ waiver.....................      3.05%     2.92%     3.24%
  Operating expenses including
   reimbursement/waiver......................      0.53%     0.54%     0.55%
  Operating expenses excluding
   reimbursement/waiver......................      0.53%     0.54%     0.56%


                                                               YEARS ENDED OCTOBER 31,(1)                  PERIOD ENDED
                                               ----------------------------------------------------------  OCTOBER 31,
                                                 1994      1993      1992      1991      1990      1989     1988(1,2)
                                               --------  --------  --------  --------  --------  --------  ------------
Net Asset Value, Beginning of Period.........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                               --------  --------  --------  --------  --------  --------  ------------
Income from Investment
  Operations:
  Net investment income(3,4).................      0.02      0.02      0.03      0.04      0.05      0.06         0.02
  Net realized and unrealized gain (loss) on
   investments...............................        --        --        --        --        --        --           --
                                               --------  --------  --------  --------  --------  --------  ------------
    Total from Investment Operations:........      0.02      0.02      0.03      0.04      0.05      0.06         0.02
                                               --------  --------  --------  --------  --------  --------  ------------
Less Dividends:
  Dividends from net investment income.......     (0.02)    (0.02)    (0.03)    (0.04)    (0.05)    (0.06)       (0.02)
  Dividends from net realized capital
   gains.....................................        --        --        --        --        --        --           --
                                               --------  --------  --------  --------  --------  --------  ------------
    Total Dividends:.........................     (0.02)    (0.02)    (0.03)    (0.04)    (0.05)    (0.06)       (0.02)
                                               --------  --------  --------  --------  --------  --------  ------------
Net increase (decrease) in net asset value...        --        --        --        --        --        --           --
                                               --------  --------  --------  --------  --------  --------  ------------
Net Asset Value, End of Period...............  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                               --------  --------  --------  --------  --------  --------  ------------
                                               --------  --------  --------  --------  --------  --------  ------------
Total Return.................................      2.24%     1.93%     2.71%     4.51%     5.51%     5.96%        1.90%(5)

Ratios/Supplemental Data:
  Net Assets, End of Period (000's)..........  $271,050  $301,399  $223,173  $194,098  $119,377  $131,358     $ 41,319
Ratios to average net assets:
  Net investment income including
   reimbursement/ waiver.....................      2.12%     1.92%     2.64%     4.37%     5.37%     5.82%        5.42%(6)

  Operating expenses including
   reimbursement/waiver......................      0.58%     0.59%     0.57%     0.60%     0.60%     0.58%        0.32%(6)

  Operating expenses excluding
   reimbursement/waiver......................      0.58%     0.59%     0.57%     0.60%     0.61%     0.61%        0.72%(6)


---------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2)  The Fund commenced operations on June 23, 1988.
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.03, $0.03, and $0.03, respectively.
(4) Net investment income per share for Retail Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993, 1992, 1991, 1990 and 1989 and for
     the period ended October 31, 1988 was $0.02, $0.02, $0.03, $0.04, $0.05,
     $0.06 and $0.02, respectively.
(5)  Not Annualized.
(6)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

    Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Fund" and below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates.

QUALITY REQUIREMENTS

    Each Fund will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch IBCA")) in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Fund will not purchase a security (other than a U.S. Government security) unless the security (i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating with respect to such security in one of such Rating Agency's two highest categories for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest or, with respect to the Tax-Exempt Fund one of the two highest, short-term rating categories. See "Investment Limitations" below.

    Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

MONEY MARKET FUND

    The Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments that are determined by Fleet to present minimal credit risk and meet certain rating criteria. Instruments that may be purchased by the Money Market Fund include obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits and bankers' acceptances); commercial paper; corporate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements issued by financial institutions such as banks and broker/dealers. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

GOVERNMENT FUND

    The Government Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. These instruments have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Investments, Strategies and Risks" below.

U.S. TREASURY FUND

    The U.S. Treasury Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. Such instruments may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

    Portfolio securities held by the Fund have remaining maturities of one year or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments as described under "Investments, Strategies and Risks--Money Market Instruments." For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

TAX-EXEMPT FUND

    The Tax-Exempt Fund's investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal by investing substantially all of its assets in Municipal Securities that present minimal credit risk and meet the rating criteria described above under "Quality Requirements." The Fund is designed for investors in higher tax brackets who are seeking a relatively high amount of tax-free income with stability of principal and less price volatility than would normally be associated with intermediate-term and longer-term Municipal Securities.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities. However, the Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income.

Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit, commercial paper or bankers' acceptances; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; or (v) securities issued by other investment companies that invest in high quality, short-term Municipal Securities. For more information including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

    In seeking to achieve its investment objective, the Tax-Exempt Fund may invest in "private activity bonds" (see "Investments, Strategies and Risks--Municipal Securities"), the interest on which may be subject to the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.

    The Fund's portfolio securities will generally have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Investments, Strategies and Risks" below.

                       INVESTMENTS, STRATEGIES AND RISKS

U.S. GOVERNMENT OBLIGATIONS

    Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

MONEY MARKET INSTRUMENTS

    "Money market" instruments include bank obligations and corporate obligations, including commercial paper and corporate bonds with remaining maturities of (i) one year or less with respect to the Money Market Fund and U.S. Treasury Fund or (ii) 397 days or less with respect to the Government Fund and Tax-Exempt Fund.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below,
Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Money Market and Tax-Exempt Funds may also purchase Rule 144A securities. See "Investment Limitations."

MUNICIPAL SECURITIES

    Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

    The two principal classifications of Municipal Securities that may be held by the Tax-Exempt Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

    Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

    Municipal Securities purchased by the Tax-Exempt Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by the Tax-Exempt Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely effect the value of its shares. As described above under "Money Market Instruments," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

TENDER OPTION BONDS

    The Tax-Exempt Fund may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in the Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Fleet will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

VARIABLE AND FLOATING RATE INSTRUMENTS

    Securities purchased by the Funds may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund, except the U.S. Treasury Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitations Nos. 4 and 7 under "Investment Limitations" below.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. The Tax-Exempt Fund's investment in repurchase agreements will be, under normal market conditions, subject to the 20% overall limit on taxable obligations.

    The Money Market and Government Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later) permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by a Fund to purchase securities on a when-issued or delayed settlement basis, will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of a Fund's investment objective.

SECURITIES LENDING--MONEY MARKET AND GOVERNMENT FUNDS

    The Money Market and Government Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

GUARANTEED INVESTMENT CONTRACTS--MONEY MARKET FUND

    The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by United States insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES--MONEY MARKET FUND

    The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements." See "Asset-Backed Securities" in the Statement of Additional Information relating to the Fund.

INVESTMENT COMPANY SECURITIES--TAX-EXEMPT FUND

    The Tax-Exempt Fund may invest in securities issued by other open-end investment companies that invest in high quality, short-term Municipal Securities that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Such securities may be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). Except as otherwise permitted under the 1940 Act, the Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments.

OTHER INVESTMENT POLICIES OF THE TAX-EXEMPT FUND

    The Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by the Fund. However, without a stand-by commitment, these securities could be more difficult to sell. The Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

    Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    No Fund may:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) each Fund, except the U.S. Treasury Fund, may enter into repurchase agreements with respect to portfolio securities, and (iii) the Money Market and Government Funds each may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Purchase securities of any one issuer, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation"), except that up to 25% of the value of its total assets may be invested without regard to the 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in U.S. Government obligations and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.

    In addition, the Tax-Exempt Fund may not:

        3. Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        4. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

        5. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the United States, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

    In addition, the Money Market, Government and U.S. Treasury Funds may not:

        6. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's total assets at the time of such borrowing (provided that the Money Market and Government Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10% of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        7. Invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

    In addition, the Money Market and U.S. Treasury Funds may not:

        8. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

    In addition to the foregoing limitations, the Money Market, Government and U.S. Treasury Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or, with respect to the Money Market Fund, by domestic banks or U.S. branches of foreign banks that are subject to the same regulation as domestic banks; (b) with respect to the Money Market Fund, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) with respect to the Money Market Fund, utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

    With respect to Investment Limitation No. 2 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

    With respect to Investment Limitation No. 6 above, each of the Money Market and Government Funds intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

    With respect to Investment Limitations Nos. 4 and 7 above, each Fund intends to limit its investments in illiquid securities to not more than 10% of the value of its net assets.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

    Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and the Statement of Additional Information relating to the Funds in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 2 above as to all of its assets; however, in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by the Government and Tax-Exempt Funds to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 2 above. Subject to Investment Limitation No. 8 above, applicable to the Money Market and U.S. Treasury Funds, each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. Except with respect to Investment Limitation No. 8 above applicable to the Money Market and U.S. Treasury Funds, a Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

    Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Money Market Fund or Tax-Exempt Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the Funds' 10% limitation on purchases of illiquid instruments, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                               PRICING OF SHARES

    Net asset value per share of each Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares of a Fund by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of the Fund.

    The assets in each Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to a Fund's acquisition cost as adjusted for amortization of premium or accretion of discount. Although Galaxy seeks to maintain the net asset value per share of each Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Funds are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and, with respect to each Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Each Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Funds and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Funds (other than the Tax-Exempt Fund) may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Each Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of each Fund is declared daily as a dividend to the persons who are shareholders of the respective Funds immediately after the 11:00 a.m. pricing of shares on the day of declaration. A Fund's net income for dividend purposes is determined separately for each series of shares of the Fund and consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to each series of shares, less amortization of premium on such assets and accrued expenses attributable to each series of shares of the Fund. None of the Funds expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of a Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    IN GENERAL. Each Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code").

Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income. In general, a Fund's investment company taxable income will be its taxable income (including interest), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Money Market, Government and U.S. Treasury Funds intend to distribute substantially all of their respective investment company taxable income and net exempt-interest income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Because all of each Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    THE TAX-EXEMPT FUND. The Tax-Exempt Fund's policy is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

    If the Tax-Exempt Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability, if any, for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

    Dividends from the Tax-Exempt Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Trust Shares of the Fund.

STATE AND LOCAL

    Exempt-interest dividends and other distributions paid by the Tax-Exempt Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

    The U.S. Treasury Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the U.S. Treasury Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes.

    Shareholders should consult their own tax advisers about the status of distributions from the Funds in their own state.

MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1997 of approximately $85.5 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Funds, makes decisions with respect to and places orders for all purchases and sales of their portfolio securities and maintains related records.

    For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, .40% of the average daily net assets of each Fund, and with respect to the U.S.

Treasury Fund, .40% of the first $750,000,000 of the average daily net assets of the Fund plus .35% of the average daily net assets of the Fund in excess of $750,000,000. Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain competitive expense ratios, and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet has advised Galaxy that, with respect to the Money Market, Government and Tax-Exempt Funds, it intends to waive advisory fees payable to it by each Fund in an amount equal to .05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .36%, .38%, .40%, and .40% of the average daily net assets of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund, respectively. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed each of the Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Trust Shares of the Funds, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect a Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next

$2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, the Money Market, Government, Tax-Exempt and U.S. Treasury Funds paid Investor Services Group administration fees at the effective annual rate of .082% of each Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series in the Funds as follows: Class A shares (Retail A Shares), Class A - Special Series 1 shares (Trust Shares) and Class A - Special Series 2 shares (Retail B Shares), each series representing interests in the Money Market Fund; Class B shares (Retail A Shares) and Class B -Special Series 1 shares (Trust Shares), both series representing interests in the Government Fund; Class E shares (Retail A Shares) and Class E - Special Series 1 shares (Trust Shares), both series representing interests in the Tax-Exempt Fund; and Class F shares (Retail A Shares) and Class F - Special Series 1 shares (Trust Shares), both series representing interests in the U.S. Treasury Fund. Each Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Retail A Shares and the Money Market Fund's Retail B Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Money Market Fund bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .75% of the average daily net asset value of such Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Funds are sold without a sales charge. Retail B Shares of the Money Market Fund are subject to a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares six years after the date of purchase. Retail A and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares in consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by such Customers. Services under the Shareholder Services Plan may include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing Customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Such services are intended to supplement the services provided by Investor Services Group as administrator and transfer agent and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these service agreements for each Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund (other than the Tax-Exempt Fund) held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government and U.S. Treasury Funds to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their advisory and administrative services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distributions (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as DONOGHUE'S MONEY FUND REPORT-Registered Trademark-, a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature. The performance of the Money Market, Government and U.S. Treasury Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Funds.

    The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, the Tax-Exempt Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

    In addition, the U.S. Treasury Fund may calculate a "state flow through yield" which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income which is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated income tax rate. For illustrative purposes, state flow through yields assume the payment of state income tax rates of 3%, 7% or 11%.

    The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of a Fund will not be included in calculations of yield.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                     FUNDS







                              MONEY MARKET FUND

                              GOVERNMENT FUND

                              U.S. TREASURY FUND

                              TAX-EXEMPT FUND








                                                        [logo]


                              February 28, 1998


FN-001 15041 (3/98)

                                THE GALAXY FUND

4400 Computer Drive           For an application and information regarding
Westboro, Massachusetts       purchases, redemptions, exchanges and other
01581-5108                    shareholder services or for current performance,
                              call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus relates to six separate money market portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

    The MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments with remaining maturities of one year or less, such as domestic and foreign bank certificates of deposit, bankers' acceptances, commercial paper and corporate bonds in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

    The GOVERNMENT FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations with remaining maturities of 397 days or less which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

    The U.S. TREASURY FUND'S investment objective is to seek current income with liquidity and stability of principal. The Fund invests in securities with remaining maturities of one year or less which are issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. The Fund invests at least 65% of its total assets in direct U.S. Government obligations.

    The TAX-EXEMPT FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal. The Fund invests substantially all of its assets in high quality debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax ("Municipal Securities"). The Fund's portfolio securities will generally have remaining maturities of 397 days or less.

    The CONNECTICUT MUNICIPAL MONEY MARKET FUND'S investment objective is to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity. The Fund invests primarily in Connecticut Municipal Securities (as defined below), including securities of states, territories and possessions of the United States which are not issued by or on behalf of Connecticut or its political subdivisions and financing authorities, but the interest on which is exempt from the Connecticut state income tax on individuals, trusts and estates (the "CSIT"). The Fund's portfolio securities will generally have remaining maturities of not more than 397 days. The Fund is a non-diversified investment portfolio under the Investment Company Act of 1940, as amended, (the "1940 Act").

    The MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S investment objective is to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity. The Fund invests primarily in Massachusetts Municipal Securities (as defined below), including securities of states, territories and possessions of the United States which are not issued by or on behalf of Massachusetts or its political subdivisions and financing authorities, but which are exempt from income taxes imposed by the Commonwealth of Massachusetts. The Fund's portfolio securities will generally have remaining maturities of not more than 397 days. The Fund is a non-diversified investment portfolio under the 1940 Act.

    THE CONNECTICUT MUNICIPAL MONEY MARKET FUND AND THE MASSACHUSETTS MUNICIPAL MONEY MARKET FUND ARE CONCENTRATED IN SECURITIES ISSUED BY, OR ENTITIES WITHIN, THE STATE OF CONNECTICUT AND THE COMMONWEALTH OF MASSACHUSETTS, RESPECTIVELY, AND EACH SUCH FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, INVESTMENT IN THESE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus describes (i) Retail A Shares in the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, (ii) Retail B Shares in the Money Market Fund, and (iii) Shares in the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (which presently issue only one series of shares). Such Retail A Shares, Retail B Shares and Shares are referred to herein collectively as "Retail Shares." Retail Shares are offered to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail B Shares in the Money Market Fund bear distribution fees, and are assessed a contingent deferred sales charge upon redemption.

    Galaxy is also authorized to issue an additional series of shares ("Trust Shares") in the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and with respect to each Fund except the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans. Retail A Shares, Retail B Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except that they bear different expenses and charges. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet Investment Advisors Inc. or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the respective Statements of Additional Information relating to the Funds and bearing the same date has been filed with the Securities and Exchange Commission. The current Statements of Additional Information are available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statements of Additional Information, as they may be amended from time to time, are incorporated by reference in their entireties into this Prospectus.

                               FEBRUARY 28, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios having separate investment objectives and policies. This Prospectus describes six of Galaxy's money market funds: THE MONEY MARKET FUND, GOVERNMENT FUND, U.S. TREASURY FUND, TAX-EXEMPT FUND, CONNECTICUT MUNICIPAL MONEY MARKET FUND AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUND. See "Investment Objectives and Policies" and "Investments, Strategies and Risks." Prospectuses for Galaxy's INSTITUTIONAL GOVERNMENT MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, MIDCAP EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME, STRATEGIC EQUITY, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND, CORPORATE BOND, TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUNDS?

    A: The Funds are advised by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1997 of approximately $85.5 billion. See "Management of the Funds--Investment Adviser."

    Q: WHAT ADVANTAGES DO THE FUNDS OFFER?

    A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-seven mutual funds should your investment goals change.

    Q: HOW TO BUY AND REDEEM SHARES?

    A: The Funds are distributed by First Data Distributors, Inc. Retail Shares may be purchased on behalf of customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be sold to individuals, corporations or other entities,who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail B Shares of the Money Market Fund carry higher operating expenses than other Retail Shares and may not be appropriate for investors that do not plan to exchange into Retail B Shares of certain of Galaxy's non-money market portfolios. Retail B Shares are also subject to a contingent deferred sales charge. Six years after the date of purchase, Retail B Shares of the Money Market Fund will automatically convert to Retail A Shares. Purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares of the Funds.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of each Fund are declared daily and paid monthly. Net realized capital gains of each Fund, if any, are distributed at least annually. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUNDS' INVESTMENT PRACTICES?

    A: The Tax-Exempt Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund invest primarily in Municipal Securities, Connecticut Municipal Securities and Massachusetts Municipal Securities, respectively. The achievement of the investment objective of each of these Funds is dependent upon the ability of the issuers of such Municipal Securities to meet their continuing obligations for the payment of principal and interest. In addition, because the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are non-diversified, their investment returns may be dependent upon the performance of a smaller number or particular type of securities relative to a diversified portfolio. Each Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. In addition, the Tax-Exempt, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. The value of a Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objectives and Policies" and "Investments, Strategies and Risks".

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUNDS?

    A: Investors may exchange Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds and Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds having a value of at least $100 for Retail A Shares of any other portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates in which the investor has an existing account.

Retail B Shares of the Money Market Fund may be exchanged for Retail B Shares of certain of Galaxy's non-money market portfolios. Galaxy offers Individual Retirement Accounts ("IRAs"), which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Simplified Employee Pension Plan ("SEP"), Multi-Employee Retirement Plan ("MERP") and Keogh Plan accounts, which can be established directly with Fleet Brokerage Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows Direct Investors to automatically invest in Retail Shares of the Funds on a monthly or quarterly basis as well as other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail A Shares (Shares with respect to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) and/or Retail B Shares, and (ii) the operating expenses for Retail A Shares (Shares with respect to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) and/or Retail B Shares of each Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. ANNUAL FUND OPERATING EXPENSES are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the table are also shown.

                                                                   U.S.       TAX-                        MASSACHUSETTS
                                    MONEY MARKET       GOVERNMENT TREASURY   EXEMPT     CONNECTICUT       MUNICIPAL
                                        FUND            FUND       FUND       FUND       MUNICIPAL         MONEY
                                 ------------------    -------    -------    -------    MONEY MARKET      MARKET
                                 RETAIL     RETAIL     RETAIL     RETAIL     RETAIL         FUND           FUND
                                    A          B          A          A          A       ------------      -------
                                 SHARES     SHARES     SHARES     SHARES     SHARES        SHARES         SHARES
                                 -------    -------    -------    -------    -------    ------------      -------

SHAREHOLDER TRANSACTION
EXPENSES
------------------------------
Maximum Front-End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................      None       None       None       None       None            None         None
Maximum Deferred Sales Charge
 (as a percentage of offering
 price).......................      None      5.00%(1)    None       None       None            None         None
Sales Charge Imposed on
 Reinvested Dividends.........      None       None       None       None       None            None         None
Redemption Fees(2)............      None       None       None       None       None            None         None
Exchange Fees.................      None       None       None       None       None            None         None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
------------------------------
Advisory Fees (After Fee
 Waivers).....................      .36%       .36%       .39%       .39%       .40%            .40%         .40%
12b-1 Fees....................      None       .75%(3)    None       None       None            None         None
Other Expenses (After Fee
 Waivers).....................      .37%       .33%       .34%       .32%       .28%            .22%         .22%
                                 -------    -------    -------    -------    -------          -----       -------
Total Fund Operating Expenses
 (After Fee Waivers)..........      .73%      1.44%       .73%       .71%       .68%            .62%         .62%
                                 -------    -------    -------    -------    -------          -----       -------
                                 -------    -------    -------    -------    -------          -----       -------

--------------------------

(1) This amount applies to redemptions during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second though sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase and Redeem Shares--Applicable Sales Charge--Retail B Shares."
(2) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

--------------------------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
Money Market Fund (Retail A Shares)...............    $ 7       $23       $ 40      $ 89
Money Market Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(1)......................................    $64       $75       $ 97      $133(2)
  Assuming no redemption..........................    $14       $45       $ 77      $133(2)
Government Fund (Retail A Shares).................    $ 7       $23       $ 40      $ 89
U.S. Treasury Fund (Retail A Shares)..............    $ 7       $22       $ 39      $ 86
Tax-Exempt Fund (Retail A Shares).................    $ 7       $21       $ 37      $ 83
Connecticut Municipal Money Market Fund
 (Shares).........................................    $ 6       $19       $ 34      $ 76
Massachusetts Municipal Money Market Fund
 (Shares).........................................    $ 6       $19       $ 34      $ 76

--------------------------

(1) Assumes the deduction of the maximum applicable contingent deferred sales charge.
(2) Based on the conversion of Retail B Shares to Retail A Shares after six years.

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Funds bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Funds during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Retail Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .40%, .40%, .40%, .40% and .40%, Other Expenses would be .37%, .34%, .28%, .26% and .29% and Total Fund Operating Expenses would be .77%, .74%, .68%, .66% and .69% for Retail A Shares/Shares of the Money Market Fund, Government Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, respectively, and Advisory Fees would be .40%, Other Expenses would be .33% and Total Fund Operating Expenses would be 1.48% for Retail B Shares of the Money Market Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus, and the financial statements and notes incorporated by reference into the respective Statements of Additional Information relating to the Funds. Any fees that are charged by affiliates of Fleet or any other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    Prior to November 1, 1994, each of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and each of these Funds began offering a new series of shares designated as Trust Shares. This Prospectus describes the Retail A Shares of these Funds and the Retail B Shares of the Money Market Fund. Trust Shares in these Funds are offered under a separate prospectus. Retail A Shares, Retail B Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except that (i) Retail A Shares of a Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Money Market Fund bear the expenses incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .75% of the average daily net asset value of such Fund's outstanding Retail B Shares, and
(iii) Retail A Shares, Retail B Shares and Trust Shares bear differing transfer agency expenses. See "Management of the Funds" and "Description of Galaxy and Its Shares."

    The financial highlights presented below for the Money Market, Government, U.S. Treasury and Tax-Exempt Funds have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds for the fiscal year ended October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to these Funds. More information about the performance of each of these Funds is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                               MONEY MARKET FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED OCTOBER 31,(1)
                      -----------------------------------------------------------------------------------------------------------
                        1997       1996       1995
                      --------   --------   --------
                       RETAIL     RETAIL     RETAIL
                      A SHARES   A SHARES   A SHARES     1994       1993       1992       1991       1990       1989       1988
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Period.............  $   1.00   $   1.00   $  1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from
 Investment
 Operations:
  Net investment
   income(3,4,5)....      0.05       0.05      0.05        0.03       0.03       0.04       0.06       0.08       0.09       0.07
  Net realized and
   unrealized gain
   (loss) on
   investments......        --         --        --          --         --         --         --         --         --         --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total from
       Investment
      Operations:...      0.05       0.05      0.05        0.03       0.03       0.04       0.06       0.08       0.09       0.07
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less Dividends:
  Dividends from net
   investment
   income...........     (0.05)     (0.05)    (0.05)      (0.03)     (0.03)     (0.04)     (0.06)     (0.08)     (0.09)     (0.07)
  Dividends from net
   realized capital
   gains(6).........        --         --        --          --         --         --         --         --         --         --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total
       Dividends:...     (0.05)     (0.05)    (0.05)      (0.03)     (0.03)     (0.04)     (0.06)     (0.08)     (0.09)     (0.07)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase
 (decrease) in net
 asset value........        --         --        --          --         --         --         --         --         --         --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Period..........  $   1.00   $   1.00   $  1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Return(7).....      4.93%      4.78%     5.23%       3.35%      2.78%      4.07%      6.40%      8.11%      9.09%      7.08%
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)...  $1,877,889 $1,159,312 $580,762   $797,399   $577,558   $590,911   $415,541   $444,303   $410,121   $210,712
Ratios to average
 net assets:
  Net investment
   income including
   reimbursement/
   waiver...........      4.85%      4.67%     5.12%       3.38%      2.74%      3.74%      6.24%      7.82%      8.73%      6.92%
  Operating expenses
   including
   reimbursement/
   waiver...........      0.69%      0.77%     0.74%       0.64%      0.63%      0.58%      0.59%      0.59%      0.58%      0.59%
  Operating expenses
   excluding
   reimbursement/
   waiver...........      0.73%      0.80%     0.76%       0.64%      0.63%      0.58%      0.59%      0.59%      0.59%      0.59%


                      PERIOD ENDED
                       OCTOBER 31,
                         1997(2)
                         RETAIL
                        B SHARES
                      -------------
Net Asset Value,
 Beginning of
 Period.............  $       1.00
                            ------
Income from
 Investment
 Operations:
  Net investment
   income(3,4,5)....          0.03
  Net realized and
   unrealized gain
   (loss) on
   investments......            --
                            ------
      Total from
       Investment
      Operations:...          0.03
                            ------
Less Dividends:
  Dividends from net
   investment
   income...........         (0.03)
  Dividends from net
   realized capital
   gains(6).........            --
                            ------
      Total
       Dividends:...         (0.03)
                            ------
Net increase
 (decrease) in net
 asset value........            --
                            ------
Net Asset Value, End
 of Period..........  $       1.00
                            ------
                            ------
Total Return(7).....          2.66%(8)
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)...  $        749
Ratios to average
 net assets:
  Net investment
   income including
   reimbursement/
   waiver...........          4.27%(9)
  Operating expenses
   including
   reimbursement/
   waiver...........          1.38%(9)
  Operating expenses
   excluding
   reimbursement/
   waiver...........          1.42%(9)

--------------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2)  The Fund began offering Retail B Shares on March 6, 1997.
(3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 was
     $0.03, $0.03, $0.04, $0.06, $0.08, $0.09 and $0.07, respectively.
(4) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05 and $0.05,
     respectively.
(5) Net investment income per share for Retail B Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the period ended October 31, 1997 was $0.03.
(6)  Represents less than $0.01 per share for the year ended October 31, 1992.
(7) Total return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $1.6 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.35%. Calculation does not include the effect of any sales charge for Retail B Shares.
(8)  Not Annualized.
(9)  Annualized.

                                GOVERNMENT FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED OCTOBER 31,(1)
                        --------------------------------------------------------------------------------------------------
                          1997      1996      1995
                        --------  --------  --------
                         RETAIL    RETAIL    RETAIL
                        A SHARES  A SHARES  A SHARES    1994      1993      1992      1991      1990      1989      1988
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period... $  1.00   $  1.00   $  1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from Investment
 Operations:
  Net investment
   income(2,3).........    0.05      0.05      0.05       0.03      0.03      0.04      0.06      0.08      0.09      0.07
  Net realized and
   unrealized gain
   (loss) on
   investments.........      --        --        --         --        --        --        --        --        --        --
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total from
       Investment
       Operations:.....    0.05      0.05      0.05       0.03      0.03      0.04      0.06      0.08      0.09      0.07
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less Dividends:
  Dividends from net
   investment income...   (0.05)    (0.05)    (0.05)     (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)
  Dividends from net
   realized capital
   gains(4)............      --        --        --         --        --        --        --        --        --        --
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total
       Dividends:......   (0.05)    (0.05)    (0.05)     (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net asset value....      --        --        --         --        --        --        --        --        --        --
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value, End of
 Period................ $  1.00   $  1.00   $  1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Return(5)........    4.85%     4.72%     5.20%      3.49%     2.83%     4.19%     6.25%     8.10%     8.82%     6.91%
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)...... $350,513  $326,411  $320,795  $759,106  $685,304  $636,338  $436,232  $335,443  $303,181  $141,545
Ratios to average net
 assets:
  Net investment income
   including
reimbursement/waiver...    4.74%     4.62%     5.11%      3.36%     2.79%     3.67%     6.05%     7.80%     8.59%     6.73%
  Operating expenses
   including
reimbursement/waiver...    0.71%     0.75%     0.73%      0.54%     0.55%     0.53%     0.56%     0.56%     0.60%     0.60%
  Operating expenses
   excluding
reimbursement/waiver...    0.72%     0.76%     0.74%      0.54%     0.55%     0.53%     0.56%     0.57%     0.61%     0.60%

--------------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 was
     $0.03, $0.03, $0.04, $0.06, $0.08, $0.09 and $0.07, respectively.
(3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05 and $0.05,
     respectively.
(4) Represents less than $0.01 per share for the years ended October 31, 1992, 1990, 1989 and 1988.
(5) Total return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $2.3 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.49%.

                               U.S. TREASURY FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                            YEAR ENDED OCTOBER 31,(1)
                         ---------------------------------------------------------------
                                                                                            PERIOD
                           1997       1996       1995                                       ENDED
                         --------   --------   --------                                    OCTOBER
                          RETAIL     RETAIL     RETAIL                                       31,
                         A SHARES   A SHARES   A SHARES     1994       1993       1992     1991(1,2)
                         --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period...  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
                         --------   --------   --------   --------   --------   --------   --------
Income from Investment
 Operations:
  Net investment
   income(3,4).........      0.05       0.05       0.05       0.03       0.03       0.04      0.04
  Net realized and
   unrealized gain
   (loss) on
   investments.........        --         --         --         --         --         --        --
                         --------   --------   --------   --------   --------   --------   --------
      Total from
       Investment
       Operations:.....      0.05       0.05       0.05       0.03       0.03       0.04      0.04
                         --------   --------   --------   --------   --------   --------   --------
Less Dividends:
  Dividends from net
   investment income...     (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.04)    (0.04)
  Dividends from net
   realized capital
   gains...............        --         --         --         --         --         --        --
                         --------   --------   --------   --------   --------   --------   --------
      Total
       Dividends:......     (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.04)    (0.04)
                         --------   --------   --------   --------   --------   --------   --------
Net increase (decrease)
 in net asset value....        --         --         --         --         --         --        --
                         --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End of
 Period................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
                         --------   --------   --------   --------   --------   --------   --------
                         --------   --------   --------   --------   --------   --------   --------
Total Return(5)........      4.67%      4.63%      4.99%      3.30%      2.75%      3.69%     4.51%(6)
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)......  $585,969   $443,230   $318,621   $466,993   $447,960   $482,416   $170,177
Ratios to average net
 assets:
  Net investment income
   including
reimbursement/waiver...      4.58%      4.53%      4.90%      3.24%      2.71%      3.51%     4.26%(7)
  Operating expenses
   including
reimbursement/waiver...      0.69%      0.69%      0.73%      0.56%      0.55%      0.49%     0.27%(7)
  Operating expenses
   excluding
reimbursement/waiver...      0.70%      0.69%      0.73%      0.56%      0.55%      0.55%     0.65%(7)

--------------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2)  The Fund commenced operations on January 22, 1991.
(3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993 and 1992 and for the period ended October 31, 1991 was $0.03, $0.03, $0.04 and $0.04, respectively.
(4) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.05, $0.05, and $0.05, respectively.
(5) Total return for the year ended October 31, 1994 includes the effect of the voluntary capital contribution of $1 million from Fleet in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.30%.
(6)  Not Annualized.
(7)  Annualized.

                                TAX-EXEMPT FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  YEAR ENDED OCTOBER 31,(1)
                                ---------------------------------------------------------------------------------------------
                                   1997          1996         1995
                                -----------   -----------   ---------
                                  RETAIL        RETAIL       RETAIL
                                 A SHARES      A SHARES     A SHARES      1994        1993       1992       1991       1990
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period..........  $  1.00       $  1.00       $   1.00    $    1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
Income from Investment
 Operations:
  Net investment
   income(3,4)................     0.03          0.03           0.03         0.02       0.02       0.03       0.04       0.05
  Net realized and unrealized
   gain (loss) on
   investments................       --            --             --           --         --         --         --         --
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
      Total from Investment
       Operations:............     0.03          0.03           0.03         0.02       0.02       0.03       0.04       0.05
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
Less Dividends:
  Dividends from net
   investment income..........    (0.03)        (0.03)         (0.03)       (0.02)     (0.02)     (0.03)     (0.04)     (0.05)
  Dividends from net realized
   capital gains..............       --            --             --           --         --         --         --         --
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
      Total Dividends:........    (0.03)        (0.03)         (0.03)       (0.02)     (0.02)     (0.03)     (0.04)     (0.05)
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
Net increase (decrease) in net
 asset value..................       --            --             --           --         --         --         --         --
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
Net Asset Value, End of
 Period.......................  $  1.00       $  1.00       $   1.00    $    1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
                                -----------   -----------   ---------   ---------   --------   --------   --------   --------
Total Return..................     2.95%         2.82%          3.16%        2.24%      1.93%      2.71%      4.51%      5.51%
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $151,907      $117,548      $127,056    $ 271,050   $301,399   $223,173   $194,098   $119,377
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......     2.92%         2.78%          3.12%        2.12%      1.92%      2.64%      4.37%      5.37%
  Operating expenses including
   reimbursement/waiver.......     0.68%         0.68%          0.68%        0.58%      0.59%      0.57%      0.60%      0.60%
  Operating expenses excluding
   reimbursement/waiver.......     0.69%         0.69%          0.71%        0.58%      0.59%      0.57%      0.60%      0.61%


                                             PERIOD
                                              ENDED
                                           OCTOBER 31,
                                  1989      1988(1,2)
                                --------   -----------
Net Asset Value,
 Beginning of Period..........  $   1.00   $  1.00
                                --------   -----------
Income from Investment
 Operations:
  Net investment
   income(3,4)................      0.06      0.02
  Net realized and unrealized
   gain (loss) on
   investments................        --        --
                                --------   -----------
      Total from Investment
       Operations:............      0.06      0.02
                                --------   -----------
Less Dividends:
  Dividends from net
   investment income..........     (0.06)    (0.02)
  Dividends from net realized
   capital gains..............        --        --
                                --------   -----------
      Total Dividends:........     (0.06)    (0.02)
                                --------   -----------
Net increase (decrease) in net
 asset value..................        --        --
                                --------   -----------
Net Asset Value, End of
 Period.......................  $   1.00   $  1.00
                                --------   -----------
                                --------   -----------
Total Return..................      5.96%     1.90%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $131,358   $41,319
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......      5.82%     5.42%(6)
  Operating expenses including
   reimbursement/waiver.......      0.58%     0.32%(6)
  Operating expenses excluding
   reimbursement/waiver.......      0.61%     0.72%(6)

--------------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2)  The Fund commenced operations on June 23, 1988.
(3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1994, 1993, 1992, 1991, 1990 and 1989 and for
     the period ended October 31, 1988 was $0.02, $0.02, $0.03, $0.04, $0.05,
     $0.06 and $0.02, respectively.
(4) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996 and 1995 was $0.03, $0.03, and $0.03, respectively.
(5)  Not Annualized.
(6)  Annualized.

    The Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund commenced operations on October 4, 1993 and October 5, 1993, respectively, as separate investment portfolios (the "Predecessor Connecticut Fund" and the "Predecessor Massachusetts Fund", respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, these Predecessor Funds were reorganized as new investment portfolios of Galaxy. Prior to the reorganization, the Predecessor Connecticut Fund offered and sold two series of shares of beneficial interest, Investment Shares and Trust Shares. The shareholders of both series received the same series of shares in the Connecticut Municipal Money Market Fund in connection with the reorganization. Unlike the Trust Shares, the Investment Shares of the Predecessor Connecticut Fund were similar to the Shares of the Connecticut Municipal Money Market Fund. Accordingly, the Trust Shares of the Predecessor Connecticut Fund have been excluded from the financial highlights. Prior to the reorganization, the Predecessor Massachusetts Fund offered and sold shares of beneficial interest that were similar to Shares of the Massachusetts Municipal Money Market Fund.

    The financial highlights presented below set forth certain information concerning (i) the investment results of the Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds for the fiscal years ended October 31, 1997 and October 31, 1996 and (ii) the investment results of Investment Shares of the Predecessor Funds (the series that is similar to the Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information about the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds for the fiscal years ended October 31, 1997 and October 31, 1996 has been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 (the "Annual Report"). The information about the Predecessor Connecticut and Predecessor Massachusetts Funds for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993 was audited by other auditors. The financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds. More information about the performance of the Funds is contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                   CONNECTICUT MUNICIPAL MONEY MARKET FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED OCTOBER 31,                      PERIOD ENDED
                                          -----------------------------------------------------------    OCTOBER 31,
                                            1997          1996(2)             1995           1994          1993(1)
                                          --------  -------------------   ------------   ------------   -------------
Net Asset Value, Beginning of Period....  $   1.00        $        1.00   $       1.00   $       1.00       $ 1.00
                                          --------             --------   ------------   ------------       ------
Income from Investment Operations
  Net investment income(3,4,5)..........      0.03                 0.03           0.03           0.02           --
  Net realized and unrealized gain
   (loss) on investments................        --                   --             --             --           --
                                          --------             --------   ------------   ------------       ------
      Total from Investment
       Operations:(3)...................      0.03                 0.03           0.03           0.02           --
                                          --------             --------   ------------   ------------       ------
Less Dividends:
  Dividends from net investment
   income(3)............................     (0.03)               (0.03)         (0.03)         (0.02)          --
  Dividends from net realized gains.....        --                   --             --             --           --
                                          --------             --------   ------------   ------------       ------
      Total Dividends:(3)...............     (0.03)               (0.03)         (0.03)         (0.02)          --
                                          --------             --------   ------------   ------------       ------
Net increase (decrease) in net asset
 value..................................        --                   --             --             --           --
                                          --------             --------   ------------   ------------       ------
Net Asset Value, End of Period..........  $   1.00        $        1.00   $       1.00   $       1.00       $ 1.00
                                          --------             --------   ------------   ------------       ------
                                          --------             --------   ------------   ------------       ------
Total Return(6).........................      2.94%               %2.83          %2.94          %1.83         0.14%(7)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $137,095        $     110,544   $     71,472   $     80,663       $6,582
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      2.91%               %2.79          %2.88          %1.99         2.12%(8)
  Operating expenses including
   reimbursement/waiver.................      0.60%               %0.64          %0.82          %0.78         0.36%(8)
  Operating expenses excluding
   reimbursement/waiver.................      0.65%               %0.73          %1.29          %1.50         5.82%(8)

--------------------------

(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy with a single series of shares. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares of each series for Shares in the Fund.
(3)  Represents less than $0.01 per share for year 1993.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or other parties for the fiscal years ended October 31, 1997 and 1996 was $0.03 and $0.03, respectively.
(5) Net investment income per share before reimbursement/waiver of fees by other parties for the fiscal years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $0.03, $0.01 and $0.00, respectively (unaudited).
(6) Calculation does not include the effect of any sales charge for Investment Shares of the Predecessor Fund.
(7)  Not Annualized.
(8)  Annualized.

                  MASSACHUSETTS MUNICIPAL MONEY MARKET FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                         PERIOD
                                                       YEAR ENDED OCTOBER 31,                             ENDED
                                --------------------------------------------------------------------   OCTOBER 31,
                                      1997             1996(3)            1995(2)          1994(2)      1993(1,2)
                                ----------------   ----------------   ----------------   -----------   -----------
Net Asset Value, Beginning of
 Period.......................       $      1.00        $      1.00        $      1.00     $    1.00     $  1.00
                                         -------            -------            -------   -----------   -----------
Income from Investment
 Operations:
  Net investment
   income(4,5,6)..............              0.03               0.03               0.03          0.02          --
  Net realized and unrealized
   gain (loss) on
   investments................                --                 --                 --            --          --
                                         -------            -------            -------   -----------   -----------
      Total from Investment
       Operations:............              0.03               0.03               0.03          0.02          --
                                         -------            -------            -------   -----------   -----------
Less Dividends:
  Dividends from net
   investment income(4).......             (0.03)             (0.03)             (0.03)        (0.02)         --
  Dividends from net realized
   capital gains..............                --                 --                 --            --          --
                                         -------            -------            -------   -----------   -----------
      Total Dividends:(4).....             (0.03)             (0.03)             (0.03)        (0.02)         --
                                         -------            -------            -------   -----------   -----------
Net increase (decrease) in net
 asset value..................                --                 --                 --            --          --
                                         -------            -------            -------   -----------   -----------
Net Asset Value, End of
 Period.......................       $      1.00        $      1.00        $      1.00     $    1.00     $  1.00
                                         -------            -------            -------   -----------   -----------
                                         -------            -------            -------   -----------   -----------
Total Return..................              2.92%              2.83%              3.21%         1.99%       0.12%(7)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................       $    80,966        $    47,066        $    40,326     $  31,516     $ 1,237
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......              2.90%              2.78%              3.16%         2.00%       2.75%(8)
  Operating expenses including
   reimbursement/waiver.......              0.61%              0.62%              0.57%         0.53%       0.11%(8)
  Operating expenses excluding
   reimbursement/waiver.......              0.69%              0.83%              1.06%         1.21%      35.42%(8)

--------------------------

(1) The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2)  The Predecessor Fund sold its shares without class designation.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares for Shares in the Fund.
(4)  Represents less than $0.01 per share for year 1993.
(5) Net investment income per share before reimbursement/waiver of fees by Fleet and/or other parties for the fiscal years ended October 31, 1997 and 1996 was $0.03 and $0.03, respectively.
(6) Net investment income per share before reimbursement/waiver of fees by other parties for the fiscal years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $0.03, $0.01 and ($0.01), respectively (unaudited).
(7)  Not Annualized.
(8)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES
                                   IN GENERAL

    Fleet will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Fund," "Connecticut Municipal Money Market Fund" and "Massachusetts Municipal Money Market Fund" and below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates.

                              QUALITY REQUIREMENTS

    Each Fund will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch IBCA")) in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (collectively, the "Tax-Exempt Money Market Funds") will not purchase a security (other than a U.S. Government security) unless the security (i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating with respect to such security in one of such Rating Agency's two highest categories for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest or, with respect to the Tax-Exempt Money Market Funds one of the two highest, short-term rating categories. See "Investment Limitations" below.

    Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. For example, with respect to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, Fleet will generally treat Connecticut Municipal Securities or Massachusetts Municipal Securities, as the case may be, as eligible portfolio securities if the issuer has received long-term bond ratings within the three highest rating categories assigned by a Rating Agency with respect to other bond issues. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

                               MONEY MARKET FUND

    The Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments that are determined by Fleet to present minimal credit risk and meet certain rating criteria. Instruments that may be purchased by the Money Market Fund include obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits and bankers' acceptances); commercial paper; corporate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements issued by financial institutions such as banks and broker/ dealers. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

                                GOVERNMENT FUND

    The Government Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. These instruments have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Investments, Strategies and Risks" below.

                               U.S. TREASURY FUND

    The U.S. Treasury Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. Such instruments may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

    Portfolio securities held by the Fund have remaining maturities of one year or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments as described under "Investments, Strategies and Risks--Money Market Instruments." For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

                                TAX-EXEMPT FUND

    The Tax-Exempt Fund's investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal by investing substantially all of its assets in Municipal Securities that present minimal credit risk and meet the rating criteria described above under "Quality Requirements." The Fund is designed for investors in higher tax brackets who are seeking a relatively high amount of tax-free income with stability of principal and less price volatility than would normally be associated with intermediate-term and longer-term Municipal Securities.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities. However, the Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit, commercial paper or bankers' acceptances; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; or (v) securities issued by other investment companies that invest in high quality, short-term Municipal Securities. For more information including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

    In seeking to achieve its investment objective, the Tax-Exempt Fund may invest in "private activity bonds" (see "Investments, Strategies and Risks--Municipal Securities"), the interest on which may be subject to the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.

    The Fund's portfolio securities will generally have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Investments, Strategies and Risks" below.

                    CONNECTICUT MUNICIPAL MONEY MARKET FUND

    The Connecticut Municipal Money Market Fund's investment objective is to provide current income exempt from federal regular income tax and the CSIT, consistent with stability of principal and liquidity. The Fund attempts to achieve this objective by investing in a portfolio of Connecticut Municipal Securities (as defined below) with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from federal regular income tax.

    Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in debt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, and obligations of territories and possessions of the United States and any political sub-division or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the CSIT ("Connecticut Municipal Securities"). Examples of Connecticut Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Investments, Strategies and Risks" below.

    From time to time on a temporary basis, when Fleet determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Connecticut municipal tax-exempt obligations or other taxable, temporary investments. All temporary investments will satisfy the same credit quality standards as Connecticut Municipal Securities. See "Quality Requirements" above. Temporary investments include: investments in other mutual funds; notes issued by or on behalf of municipal or corporate issuers; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements. Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or the CSIT.

                   MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

    The Massachusetts Municipal Money Market Fund's investment objective is to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with stability of principal and liquidity. The Fund attempts to achieve this objective by investing in a portfolio of Massachusetts Municipal Securities (as defined below) with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets are invested in obligations the interest income from which is exempt from federal regular income tax.

    Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts upon non-corporate taxpayers ("Massachusetts Municipal Securities"). Examples of Massachusetts Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Investments, Strategies and Risks" below.

    From time to time on a temporary basis, when Fleet determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Massachusetts municipal tax-exempt obligations or other taxable, temporary investments. All temporary investments will satisfy the same credit quality standards as Massachusetts Municipal Securities. See "Quality Requirements" above. For a description of the types of temporary investments permitted to be made by the Fund, see "Connecticut Municipal Money Market Fund" above. Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or the income taxes imposed by the Commonwealth of Massachusetts.

                       INVESTMENTS, STRATEGIES AND RISKS
                          U.S. GOVERNMENT OBLIGATIONS

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

                            MONEY MARKET INSTRUMENTS

    "Money market" instruments include bank obligations and corporate obligations, including commercial paper and corporate bonds with remaining maturities of (i) one year or less with respect to the Money Market Fund and U.S. Treasury Fund or (ii) 397 days or less with respect to the Government Fund and Tax-Exempt Fund.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below,
Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Money Market Fund and each Tax-Exempt Money Market Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

                              MUNICIPAL SECURITIES

    Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

    The two principal classifications of Municipal Securities that may be held by the Tax-Exempt Money Market Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The Funds' portfolios may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

    Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Tax-Exempt Money Market Funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which a Fund may next tender the security for repurchase.

    Municipal Securities purchased by the Tax-Exempt Money Market Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Tax-Exempt Money Market Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "Money Market Instruments", letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

                              TENDER OPTION BONDS

    The Tax-Exempt Money Market Funds may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Fleet will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

                     VARIABLE AND FLOATING RATE INSTRUMENTS

    Securities purchased by the Funds may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

                  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund, except the U.S. Treasury Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitations Nos. 4 and 7 under "Investment Limitations" below with respect to the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, and to the 10% limit described under "Investment Limitations" below with respect to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. The Tax-Exempt Fund's investments in repurchase agreements will be, under normal market conditions, subject to such Fund's 20% overall limit on taxable obligations.

    The Money Market and Government Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/ dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

                WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later) permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by a Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of a Fund's investment objective.

             SECURITIES LENDING--MONEY MARKET AND GOVERNMENT FUNDS

    The Money Market and Government Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

               GUARANTEED INVESTMENT CONTRACTS--MONEY MARKET FUND

    The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by United States insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

                   ASSET-BACKED SECURITIES--MONEY MARKET FUND

    The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements." See "Asset-Backed Securities" in the Statement of Additional Information relating to the Fund.

          INVESTMENT COMPANY SECURITIES--TAX-EXEMPT MONEY MARKET FUNDS

    The Tax-Exempt Money Market Funds may invest in securities issued by other investment companies limited, with respect to the Tax-Exempt Fund, to open-end investment companies that invest in high quality, short-term Municipal Securities that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Such securities may be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund may invest exclusively in one other investment company managed similarly to the particular Fund.

         OTHER INVESTMENT POLICIES OF THE TAX-EXEMPT MONEY MARKET FUNDS

    Each Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

    Although the Tax-Exempt Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

    The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are non-diversified investment portfolios. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in one of these Funds, therefore, entails greater risk than would exist in a diversified investment portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers. The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of a Fund's taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

                          CONNECTICUT INVESTMENT RISKS

    Yields on Connecticut Municipal Securities that may be purchased by the Connecticut Municipal Money Market Fund depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size and maturity of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State of Connecticut or its municipalities could impact the Fund's portfolio. The ability of the Connecticut Municipal Money Market Fund to achieve its investment objective also depends on the continuing ability of the issuers of Connecticut Municipal Securities and demand features, or the issuers or guarantors of either, to meet their obligations for the payment of interest and principal when due.

    Investing in Connecticut Municipal Securities which meet the Connecticut Municipal Money Market Fund's quality standards may not be possible if the State of Connecticut or its municipalities do not maintain their current credit ratings. An expanded discussion of the current economic risks associated with the purchase of Connecticut Municipal Securities is contained in the Statement of Additional Information relating to the Fund.

    Manufacturing has historically been of prime economic importance to Connecticut. However, as a result of a rise in employment in service-related industries and a decline in manufacturing employment, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. The average unemployment rate in Connecticut was reported to be 5.8% in 1996, and the average per capita personal income of Connecticut residents was reported to be $33,875 in 1996. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns.

    For the four fiscal years ended June 30, 1991, the General Fund experienced operating deficits but, for the six fiscal years ended June 30, 1997, the General Fund recorded operation surpluses, based on Connecticut's budgetary method of accounting. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-98 and 1998-99
fiscal years, respectively. The State's budgeted expenditures have increased more than 35% from approximately $7,008,000,000 for the 1991-92 fiscal year to approximately $9,700,000,000 for the 1998-99 fiscal year. In 1991, legislation was enacted by the State authorizing the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit. The notes were to be payable no later than June 30, 1996, but payment of the notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999. Connecticut's general obligation bonds are rated AA- by S&P and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of Connecticut's general obligations bonds from AA+ to AA.

    Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of them is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowing, costs, and impairment of their ability to pay debt service on their obligations.

                         MASSACHUSETTS INVESTMENT RISKS

    The Massachusetts Municipal Money Market Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the respective Statements of Additional Information under "Investment Objectives and Policies."

    The Money Market, Government, U.S. Treasury and Tax-Exempt Funds may not:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) each Fund, except the U.S. Treasury Fund, may enter into repurchase agreements with respect to portfolio securities, and (iii) the Money Market and Government Funds each may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation"), except that up to 25% of the value of its total assets may be invested without regard to the 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in U.S. Government obligations and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.

    In addition, the Tax-Exempt Fund may not:

        3. Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        4. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

        5. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the United States, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

    In addition, the Money Market, Government and U.S. Treasury Funds may not:

        6. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's total assets at the time of such borrowing (provided that the Money Market and Government Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10% of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        7. Invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

    In addition, the Money Market and U.S. Treasury Funds may not:

        8. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

    In addition, the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may not:

        8. Borrow money directly or pledge securities except, under certain circumstances, each Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

    The following investment limitation with respect to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval (shareholders will be notified before any material change in this limitation becomes effective):

        9. The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds will not invest more than 5% of their respective total assets in industrial development bonds or other Municipal Securities when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

    The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may purchase restricted securities, which are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit their purchase, together with other securities considered to be illiquid, to 10% of its net assets.

    In addition to the foregoing limitations, (a) the Money Market, Government and U.S. Treasury Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or, with respect to the Money Market Fund, by domestic banks or by U.S. branches of foreign banks that are subject to the same regulation as domestic banks; (ii) with respect to the Money Market Fund, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) with respect to the Money Market Fund, utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and (b) the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

    With respect to Investment Limitation No. 2 above, (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

    With respect to Investment Limitation No. 6 above, each of the Money Market and Government Funds intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

    With respect to Investment Limitation Nos. 4 and 7 above, each of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds intends to limit its investments in illiquid securities to not more than 10% of the value of its total assets.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

    Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and the respective Statements of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 2 above as to all of its assets; however in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by the Government and Tax-Exempt Funds to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 2 above. Subject to Investment Limitation No. 8 above applicable to the Money Market and U.S. Treasury Funds, each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. Except with respect to Investment Limitation No. 8 above applicable to the Money Market and U.S. Treasury Funds, a Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

    Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Money Market Fund or any Tax-Exempt Money Market Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                               PRICING OF SHARES

    Net asset value per share of each Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares of a Fund by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in each Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to a Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of each Fund at $1.00, there can be no assurance that a Fund's net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES
                                  DISTRIBUTOR

    Shares in the Funds are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/ dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                               PURCHASE OF SHARES

    Investments in Retail Shares of the Funds (other than Retail B Shares of the Money Market Fund) are not subject to any sales charge. Investments in Retail B Shares of the Money Market Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." See "Applicable Sales Charge--Retail B Shares" below. RETAIL B SHARES OF THE MONEY MARKET FUND HAVE HIGHER OPERATING EXPENSES THAN RETAIL A SHARES OF THE FUND AND MAY NOT BE APPROPRIATE FOR INVESTORS THAT DO NOT PLAN TO EXCHANGE INTO RETAIL B SHARES OF CERTAIN OF GALAXY'S NON-MONEY MARKET PORTFOLIOS.

    FD Distributors has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. Retail Shares may be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Retail Shares may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others ("Direct Investors"). Purchases may take place only on days on which FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

                 PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institutions and beneficial ownership of Retail Shares will be recorded by the Institutions and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their particular Institution should contact such entity directly for appropriate purchase instructions.

                     PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581-5108

    All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling FD Distributors at 1-800-628-0414.

    Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

    PURCHASES BY WIRE. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Prior to making any purchase by wire, a Direct Investor must telephone FD Distributors at 1-800-628-0414 to place an order and to obtain instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

    Fleet Bank of Massachusetts, N.A.
    75 State Street
    Boston, MA 02109
    ABA #0110-0013-8
    DDA #79673-5702
    Ref: The Galaxy Fund
       [Shareholder Name]
       [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by FD Distributors. Direct Investors making subsequent investments by wire should follow the instructions above.

                           OTHER PURCHASE INFORMATION

    INVESTMENT MINIMUMS. Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for Direct Investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and share certificates will not be issued.

    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or other agent.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail Shares in a Fund received and accepted by FD Distributors by 11:00 a.m. (Eastern Time) on a Business Day will be executed at the net asset value per share next determined after receipt of the order and will receive the dividend declared on the day of purchase if Galaxy's custodian receives the purchase price in federal funds or other immediately available funds by 11:00 a.m. (Eastern Time) that day. Purchase orders received after 11:00 a.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time) on a Business Day for which such funds have been received by 4:00 p.m. will be effective as of 4:00 p.m., and investors will begin receiving dividends the following day. Purchase orders made by Direct Investors are not effective until the amount to be invested has been converted to federal funds. In those cases in which a Direct Investor pays for Retail Shares by check, federal funds will generally become available two Business Days after a purchase order is received. In certain circumstances, Galaxy may not require that amounts invested by Institutions on behalf of their Customers be converted into federal funds. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

                   APPLICABLE SALES CHARGES--RETAIL B SHARES

    The public offering price for Retail B Shares of the Money Market Fund is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from FD Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares of Galaxy's non-money market portfolios. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of the Fund. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of Fleet's affiliates. The contingent deferred sales charge on Retail B Shares is based on the lesser of the offering price or the net asset value of the Shares on the redemption date. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

    The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                   CONTINGENT DEFERRED
                                      SALES CHARGE
                                   (AS A PERCENTAGE OF
        NUMBER OF YEARS           DOLLAR AMOUNT SUBJECT
     ELAPSED SINCE PURCHASE          TO THE CHARGE)
--------------------------------  ---------------------
Less than one...................            5.00%
More than one but less than
  two...........................            4.00%
More than two but less than
  three.........................            3.00%
More than three but less than
  four..........................            3.00%
More than four but less than
  five..........................            2.00%
More than five but less than
  six...........................            1.00%
After six.......................             None

    When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (I.E., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

    The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to FD Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

    EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (vi) or (viii) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) exchanges described under "Investor Programs--Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code");
(iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to the Money Market Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of the Money Market Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of the Money Market Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" below.

    Six years after purchase, Retail B Shares of the Money Market Fund will convert automatically to Retail A Shares of the Fund. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Retail B Shares are purchased. Upon conversion, an investor would hold Retail A Shares subject to the operating expenses for Retail A Shares.

    Retail B Shares of the Money Market Fund acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates--six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of the Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

                              REDEMPTION OF SHARES

    Redemption orders are effected at the net asset per share next determined after receipt of the order by FD Distributors, except that proceeds from the redemption of Retail B Shares of the Money Market Fund will be reduced by the amount of any applicable contingent deferred sales charge. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. When redeeming Retail Shares in the Money Market Fund, Customers of Institutions and Direct Investors should indicate whether they are redeeming Retail A Shares or Retail B Shares of the Fund. If a Customer or Direct Investor owns both Retail A Shares and Retail B Shares of the Money Market Fund, the Retail A Shares will be redeemed first unless the Customer or Direct Investor indicates otherwise. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

                REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

    Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

                    REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Retail Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581-5108

    A written redemption request must (i) state the name of the Fund and the number and series, if applicable, of Retail Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. See "Redemption by Mail" above for details regarding signature guarantees.

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing FD Distributors by wire or telephone to wire redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors.

    Direct Investors may request that Retail Shares be redeemed and redemption proceeds be wired on the same day if telephone redemption instructions are received by FD Distributors by 11:00 a.m. (Eastern Time) on the day of redemption. Retail Shares redeemed and wired on the same day will not receive the dividend declared on the day of redemption. Redemption requests made after 11:00 a.m. (Eastern Time) will receive the dividend declared on the day of redemption, and redemption proceeds will be wired the following Business Day. To request redemption of Retail Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, Direct Investors are unable to effect telephone transactions, Direct Investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authenticity of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    NO REDEMPTION BY A DIRECT INVESTOR IN ANY FUND WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT

INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

                          OTHER REDEMPTION INFORMATION

    Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her Retail Shares.

    Galaxy may redeem Retail Shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the 1940 Act. See the respective Statements of Additional Information under "Net Asset Value" or "Net Asset Value--Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds" for examples of when such redemptions might be appropriate.

                               INVESTOR PROGRAMS
                               EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares (Shares in the case of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) of a Fund having a value of at least $100 for Retail A Shares in any of the other Funds or portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Money Market Fund for Retail B Shares of Galaxy's Short-Term Bond, High Quality Bond, Tax Exempt Bond, Equity Value, Equity Growth, Small Company Equity, MidCap Equity, Asset Allocation, Growth and Income, and Strategic Equity Funds in which the Direct Investor or Customer maintains an existing account, provided that the Retail B Shares acquired in the exchange may legally be sold in the state of the investor's residence.

    Unless an exception applies, a front-end sales charge will be charged in connection with exchanges of Retail A Shares of a Fund for Retail A Shares of Galaxy's non-money market portfolios. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

    The minimum initial investment to establish a new account in another eligible fund by exchange, except for the Institutional Government Money Market Fund, is $2,500 unless, with respect to Direct Investors, at the time of the exchange the Direct Investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call FD Distributors at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review the prospectuses for these portfolios prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Purchase and Redeem Shares--Redemption Procedures--Direct Investors--Redemption by Wire" above for a description of Galaxy's policy regarding telephone instructions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission ("SEC") .

    Galaxy does not charge any exchange fee. Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their respective Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

                                RETIREMENT PLANS

    Retail Shares of the Funds, other than the Tax-Exempt Money Market Funds, are available for purchase in connection with the following tax-deferred prototype retirement plans:

    INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

    SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Sections 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

    Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase and Redeem Shares--Other Purchase Information." Detailed information concerning eligibility, service fees and other matters related to these plans, and the form of application, is available from FD Distributors (call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail Shares (minimum of $50 per transaction) each month or each quarter. Provided a Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Galaxy's transfer agent (but not less than five days before a payment date). No contingent deferred sales charge will be assessed on redemptions of Retail B Shares of the Money Market Fund made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

                           COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits an investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares-- Other Redemption Information" above for further information.

    Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

                                  CHECKWRITING

    Checkwriting is available for Direct Investors. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks a Direct Investor may write per month in an amount per check of $250 or more. To obtain checks, a Direct Investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in a Fund, Direct Investors must contact FD Distributors by telephone (1-800-628-0414) or mail to obtain a signature card. A signature guarantee may be required. A Direct Investor will receive the daily dividends declared on the Retail Shares to be redeemed up to the day that a check is presented to Galaxy's custodian for payment. Upon 30 days' written notice to Direct Investors, the checkwriting privilege may be modified or terminated. An account in a Fund may not be closed by writing a check.

                             DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES
             GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described under "How to Purchase and Redeem Shares" and "Investor Programs" below. To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

    For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    The Funds' yields reflect any fee waivers in effect, represent past performance and will vary. If fee waivers are in effect and fees are not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a Fund will be reinvested. An investment in any one of the Funds is neither insured nor guaranteed by the U.S. Government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of each Fund is declared daily as a dividend to the persons who are shareholders of the respective Funds immediately after the 11:00 a.m. pricing of shares on the day of declaration. Net investment income for dividend purposes is determined separately for each series of shares of a Fund and consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to each series of shares, less amortization of premium on such assets and accrued expenses attributable to each series of shares of the Fund. None of the Funds expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

    Dividends are paid monthly within five Business Days after the end of each calendar month or within five Business Days after a shareholder's complete redemption of Retail Shares in a Fund. Institutions, unless they request otherwise, will automatically receive dividends and distributions in cash. Institutions may pay dividends to Customers in cash or reinvest such cash distributions in additional Retail Shares of the same series of a Fund. Direct Investors will have the option as provided on the application of electing to (a) automatically receive dividends and distributions in additional Retail Shares of the same series of a Fund at the net asset value of such Retail Shares on the payment date or (b) receive dividends and distributions in cash. Any revocation of such election must be made in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES
                                    FEDERAL

    IN GENERAL. Each of the Funds qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income. In general, a Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Money Market, Government and U.S. Treasury Funds intend to distribute substantially all of their respective investment company taxable income and net exempt-interest income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Retail Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Because all of each Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    THE TAX-EXEMPT MONEY MARKET FUNDS. It is the policy of each Tax-Exempt Money Market Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the respective Statements of Additional Information under "Additional Information Concerning Taxes.")

    If a Tax-Exempt Money Market Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability, if any, for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

    Dividends from a Tax-Exempt Money Market Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Retail Shares of the Fund.

                                STATE AND LOCAL

    Exempt-interest dividends and other distributions paid by the Tax-Exempt Money Market Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

    Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the Connecticut personal income tax imposed on resident and non-resident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Connecticut Municipal Money Market Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property tax by the State of Connecticut or its political subdivisions.

    Distributions by the Massachusetts Municipal Money Market Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from)
(i) interest on Massachusetts Municipal Securities, or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

    The U.S. Treasury Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

                                 MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Shareholders of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds will also be advised as to the Connecticut personal income tax and Massachusetts personal income tax consequences, respectively, of distributions made each year.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Funds' State-

ments of Additional Information contain the names of and general background information concerning the Trustees.

                               INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1997 of $85.5 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Funds, makes decisions with respect to and places orders for all purchases and sales of their portfolio securities and maintains related records.

    For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, .40% of the average daily net assets of each Fund, and with respect to the U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, .40% of the first $750,000,000 of average daily net assets of each Fund plus .35% of the average daily net assets of each Fund in excess of $750,000,000. Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain competitive expense ratios, and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet has advised Galaxy that, with respect to the Money Market, Government and Tax-Exempt Funds, it intends to waive advisory fees payable to it by each Fund in an amount equal to 0.05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of 0.36%, 0.38%, 0.40%, 0.40%, 0.40% and 0.40% of the average daily net assets of the Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, respectively. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed each of the Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Retail Shares of the Funds, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect a Fund's net asset value per share or result in financial loss to any shareholder.

                                 ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds paid Investor Services Group administration fees at the effective annual rate of
 .082% of each Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series in the Funds as follows: Class A Shares (Retail A Shares), Class A--Special Series 1 Shares (Trust Shares) and Class A--Special Series 2 Shares (Retail B Shares), each series representing interests in the Money Market Fund; Class B Shares (Retail A Shares) and Class B--Special Series 1 Shares (Trust Shares), both series representing interests in the Government Fund; Class E Shares (Retail A Shares) and Class E--Special Series 1 Shares (Trust Shares), both series representing interests in the Tax-Exempt Fund; Class F Shares (Retail A Shares) and Class F--Special Series 1 Shares (Trust Shares), both series representing interests in the U.S. Treasury Fund; Class V Shares, representing interests in the Connecticut Municipal Money Market Fund; and Class W Shares, representing interests in the Massachusetts Municipal Money Market Fund. Each Fund (other than the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding Trust Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in the Money Market, Government, U.S. Treasury and Tax-Exempt Funds bear their pro rata portion of all operating expenses paid by a particular Fund except as follows: Holders of a Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Money Market Fund bear the fees that are paid under Galaxy's Distribution and Services Plan described below. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares (Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) in consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares/ Shares of a Fund beneficially owned by such Customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing Customers with information as to their positions in Retail A Shares/Shares; providing sub-accounting with respect to Retail A Shares/Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Such services are intended to supplement the services provided by Investor Services Group as administrator and transfer agent, and are described more fully in the Statements of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to Retail A Shares of the Funds (Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) and Trust Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares/Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares/Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares/Shares.

                         DISTRIBUTION AND SERVICES PLAN

    Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Money Market Fund. Under the Distribution and Services Plan, Galaxy may pay (a) FD Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

    Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed an annual rate of .65% of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares, and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and .25%, respectively, of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Money Market Fund's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .10% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

                      AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Money Market, Government and U.S. Treasury Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government and U.S. Treasury Funds to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as Gal axy's transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statements of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their advisory and administrative services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as DONOGHUE'S MONEY FUND REPORT-Registered Trademark-, a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or in publications of a local or regional nature. The performance of the Money Market, Government and U.S. Treasury Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds.

    The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, each Tax-Exempt Money Market Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of a Fund's yield by a denominator consisting of one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

    In addition, the U.S. Treasury Fund may calculate a "state flow through yield" which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income which is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated income tax rate. For illustrative purposes, state flow through yields assume the payment of state income tax rates of 3%, 7% or 11%.

    The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by Institutions to accounts of Customers that have invested in Retail Shares of a Fund will not be included in calculations of yield.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENTS OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS................................................................   1
EXPENSE SUMMARY...........................................................   3
FINANCIAL HIGHLIGHTS......................................................   5
INVESTMENT OBJECTIVES AND POLICIES........................................   13
  In General..............................................................   13
  Quality Requirements....................................................   13
  Money Market Fund.......................................................   13
  Government Fund.........................................................   14
  U.S. Treasury Fund......................................................   14
  Tax-Exempt Fund.........................................................   14
  Connecticut Municipal Money Market Fund.................................   15
  Massachusetts Municipal Money Market Fund...............................   15
INVESTMENTS, STRATEGIES AND RISKS.........................................   16
  U.S. Government Obligations.............................................   16
  Money Market Instruments................................................   16
  Municipal Securities....................................................   17
  Tender Option Bonds.....................................................   17
  Variable and Floating Rate Instruments..................................   17
  Repurchase and Reverse Repurchase Agreements............................   18
  When-Issued and Delayed Settlement Transactions.........................   18
  Securities Lending--Money Market and Government Funds...................   18
  Guaranteed Investment Contracts--Money Market Fund......................   19
  Asset-Backed Securities--Money Market Fund..............................   19
  Investment Company Securities--Tax-Exempt Money Market Funds............   19
  Other Investment Policies of the Tax-Exempt Money Market Funds..........   19
  Connecticut Investment Risks............................................   20
  Massachusetts Investment Risks..........................................   20
INVESTMENT LIMITATIONS....................................................   21
PRICING OF SHARES.........................................................   23
HOW TO PURCHASE AND REDEEM SHARES.........................................   23
  Distributor.............................................................   23
  Purchase of Shares......................................................   23
  Purchase Procedures--Customers of Institutions..........................   24

                                                                            PAGE
                                                                            ----
  Purchase Procedures--Direct Investors...................................   24
  Other Purchase Information..............................................   24
  Applicable Sales Charges--Retail B Shares...............................   25
  Redemption of Shares....................................................   26
  Redemption Procedures--Customers of Institutions........................   26
  Redemption Procedures--Direct Investors.................................   27
  Other Redemption Information............................................   28
INVESTOR PROGRAMS.........................................................   28
  Exchange Privilege......................................................   28
  Retirement Plans........................................................   29
  Automatic Investment Program and Systematic Withdrawal Plan.............   29
  College Investment Program..............................................   29
  Checkwriting............................................................   30
  Direct Deposit Program..................................................   30
INFORMATION SERVICES......................................................   30
  Galaxy Information Center--24 Hour Information Service..................   30
  Voice Response System...................................................   30
  Galaxy Shareholder Services.............................................   30
DIVIDENDS AND DISTRIBUTIONS...............................................   31
TAXES.....................................................................   31
  Federal.................................................................   31
  State and Local.........................................................   32
  Miscellaneous...........................................................   32
MANAGEMENT OF THE FUNDS...................................................   32
  Investment Adviser......................................................   33
  Authority to Act as Investment Adviser..................................   33
  Administrator...........................................................   33
DESCRIPTION OF GALAXY AND ITS SHARES......................................   34
  Shareholder Services Plan...............................................   34
  Distribution and Services Plan..........................................   35
  Agreements for Sub-Account Services.....................................   35
CUSTODIAN AND TRANSFER AGENT..............................................   35
EXPENSES..................................................................   35
PERFORMANCE REPORTING.....................................................   36
MISCELLANEOUS.............................................................   36

                                     [LOGO]

                               50% Recycled Paper
                            10% Post-Consumer Waste

                                THE GALAXY FUND

                   INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
HIGHLIGHTS............................................................        2
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        5
TYPES OF OBLIGATIONS AND OTHER INVESTMENT INFORMATION.................        5
  U.S. Government Obligations.........................................        5
  Repurchase Agreements...............................................        6
  When-Issued and Delayed Settlement Transactions.....................        6
  Investment Company Securities.......................................        6
INVESTMENT LIMITATIONS................................................        6
PRICING OF SHARES.....................................................        7
HOW TO PURCHASE AND REDEEM SHARES.....................................        8
  Distributor.........................................................        8
  Purchase of Shares..................................................        8
  Purchase Procedures.................................................        8
  Other Purchase Information..........................................        8
  Redemption Procedures...............................................        9
  Other Redemption Information........................................        9
                                                                           PAGE
                                                                           ----
EXCHANGE PRIVILEGE....................................................        9
DIVIDENDS AND DISTRIBUTIONS...........................................       10
TAXES.................................................................       11
  Federal.............................................................       11
  State and Local.....................................................       11
  Miscellaneous.......................................................       11
MANAGEMENT OF THE FUND................................................       11
  Investment Adviser..................................................       11
  Authority to Act as Investment Adviser..............................       12
  Administrator.......................................................       12
DESCRIPTION OF GALAXY AND ITS SHARES..................................       13
CUSTODIAN AND TRANSFER AGENT..........................................       13
EXPENSES..............................................................       13
PERFORMANCE REPORTING.................................................       14
MISCELLANEOUS.........................................................       14

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes the INSTITUTIONAL GOVERNMENT MONEY MARKET FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund invests in obligations with remaining maturities of 397 days or less which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. The Fund was formerly known as the Institutional Treasury Money Market Fund.

    The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet Investment Advisors Inc. or its parent, Fleet Financial Group, Inc., and affiliates. The shares described in this Prospectus are offered to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions").

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               FEBRUARY 28, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios having separate investment objectives and policies. This Prospectus describes Galaxy's Institutional Government Money Market Fund. See "Investment Objective and Policies" and "Types of Obligations and Other Investment Information." Galaxy also offers twenty-six other investment portfolios: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds. The Prospectuses for these Funds may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUND?

    A: The Fund is advised by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1997 of approximately $85.5 billion. See "Management of the Fund -- Investment Adviser."

    Q: WHAT ADVANTAGES DOES THE FUND OFFER?

    A: The Fund offers a professionally managed diversified investment portfolio and the economic advantages of block trading in portfolio securities, and provides detailed accounting and safekeeping for securities. The Fund also offers the availability of a family of twenty-seven mutual funds should your investment goals change.

    Q: HOW TO BUY AND REDEEM SHARES?

    A: The Fund is distributed by First Data Distributors, Inc., a subsidiary of First Data Investor Services Group, Inc. ("Investor Services Group"). Shares may be purchased on behalf of customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Share purchase and redemption information is provided below under "How to Purchase and Redeem Shares." The minimum initial investment for Institutions purchasing on behalf of their Customers is $2,000,000. There is no minimum investment for subsequent purchases. Institutions may require Customers to maintain certain minimum investments in shares of the Fund.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Fund are declared daily and paid monthly. Net realized capital gains of the Fund, if any, are distributed at least annually. See "Dividends and Distributions."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUND?

    A: Investors may exchange shares of the Fund having a value of at least $100 for shares of any other portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates in which the investor has an existing account, provided that such shares may legally be sold in the state of the investor's residence.

                                EXPENSE SUMMARY

    Set forth below is a summary of the Fund's operating expenses. Examples based on the summary are also shown.

                                                                                                   INSTITUTIONAL
ANNUAL FUND OPERATING EXPENSES                                                                   GOVERNMENT MONEY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                                                             MARKET FUND
----------------------------------------------------------------------------------------------  -------------------

Advisory Fees (After Fee Waivers).............................................................            .10%
12b-1 Fees....................................................................................            None
Other Expenses (After Fee Waivers and Expense Reimbursements).................................            .10%
                                                                                                        ------
Total Fund Operating Expenses (After Fee Waivers and Expense Reimbursements)..................            .20%
                                                                                                        ------
                                                                                                        ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Institutional Government Money Market
Fund....................................    $2       $ 6       $11       $25

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses the Fund expects to incur during the current fiscal year. Without voluntary fee waivers and expense reimbursements by Fleet and/or Investor Services Group, Advisory Fees would be .20%, Other Expenses would be
 .15%, and Total Fund Operating Expenses would be .35%. Fleet and/or Investor Services Group is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or any other Institutions directly to their Customer accounts for services related to an investment in shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The financial highlights presented below set forth certain information concerning the Fund's investment results for the periods presented. The financial highlights have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund for the fiscal year ended October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. More information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                 INSTITUTIONAL GOVERNMENT MONEY MARKET FUND(1)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        PERIOD
                          YEAR ENDED OCTOBER 31,         ENDED
                      ------------------------------  OCTOBER 31,
                       1997    1996    1995    1994     1993(2)
                      ------  ------  ------  ------  -----------

Net Asset Value,
 Beginning of
 Period.............  $ 1.00  $ 1.00  $ 1.00  $ 1.00   $ 1.00
                      ------  ------  ------  ------  -----------
Income From
  Investment
   Operations:
  Net investment
   income(3)........    0.05    0.05    0.05    0.04     0.02
  Net realized and
   unrealized gain
   (loss) on
   investments......      --      --      --      --       --
                      ------  ------  ------  ------  -----------
    Total From
     Investment
     Operations.....    0.05    0.05    0.05    0.04     0.02
                      ------  ------  ------  ------  -----------
Less Dividends:
  Dividends from net
   investment
   income...........   (0.05)  (0.05)  (0.05)  (0.04)   (0.02)
  Dividends from net
   realized capital
   gains............      --      --      --      --       --
                      ------  ------  ------  ------  -----------
    Total
     Dividends......   (0.05)  (0.05)  (0.05)  (0.04)   (0.02)
                      ------  ------  ------  ------  -----------
Net increase
 (decrease) in net
 asset value........      --      --      --      --       --
                      ------  ------  ------  ------  -----------
Net Asset Value, End
 of Period..........  $ 1.00  $ 1.00  $ 1.00  $ 1.00   $ 1.00
                      ------  ------  ------  ------  -----------
                      ------  ------  ------  ------  -----------
Total Return........    5.09%   5.12%   5.53%   3.56%    1.59%(4)
Ratios/Supplemental
 Data:
Net Assets, End of
 Period (000's).....  $175,141 $500,927 $506,692 $326,225 1$58,890
Ratio to average net
 assets:
  Net investment
   income including
   reimbursement/waiver...   4.94%   5.00%   5.38%   3.63%    2.85%(5)
  Operating expenses
   including
   reimbursement/waiver...   0.19%   0.19%   0.17%   0.17%    0.14%(5)
  Operating expenses
   excluding
   reimbursement/waiver...   0.33%   0.33%   0.33%   0.39%    0.46%(5)

------------

(1) The Fund was formerly known as the Institutional Treasury Money Market Fund.

(2) The Fund commenced operations on April 15, 1993.

(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 was $0.05, $0.05, $0.05, $0.04 and $0.01, respectively.

(4) Not Annualized.

(5) Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. These instruments have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Types of Obligations and Other Investment Information" below.

    Fleet will use its best efforts to achieve the investment objective of the Fund, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00.

                            TYPES OF OBLIGATIONS AND
                          OTHER INVESTMENT INFORMATION

U.S. GOVERNMENT OBLIGATIONS

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

    Some U.S. Government obligations may be issued as variable or floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Because there may not always be an active secondary market for these instruments, substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 4 under "Investment Limitations" below.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future time (perhaps one or two months later) permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield and price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by the Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be endured into for speculative purposes, but only in furtherance of the Fund's investment objective.

INVESTMENT COMPANY SECURITIES

    The Fund may invest up to 5% of its total assets in securities issued by other open-end investment companies that invest in the types of obligations in which the Fund may invest and that determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, and
    (ii) may enter into repurchase agreements with respect to portfolio securities.

        2. Invest in obligations having remaining maturities in excess of 397 days, except that certain variable and floating rate instruments may bear longer maturities (provided certain provisions are met).

        3. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

        4. Invest more than 10% of the value of the Fund's total assets in illiquid securities.

    In addition to the foregoing limitations, the Fund may not purchase securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    With respect to Investment Limitation No. 4 above, the Fund intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of outstanding shares of the Fund.

    The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    Shares may be purchased by FIS Securities, Inc., Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases may take place only on days on which FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

PURCHASE PROCEDURES

    Purchase orders for shares of the Fund are placed by Customers of Institutions through their Institutions. Each Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institutions and beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided to their Customers. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase shares through their Institution should contact such entity directly for appropriate purchase instructions.

OTHER PURCHASE INFORMATION

    The minimum initial aggregate investment by an Institution investing on behalf of its Customers is $2,000,000. There is no minimum investment for subsequent purchases. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of shares to Institutions is recorded on the books of Galaxy and share certificates will not be issued.

    A purchase order for shares in the Fund received and accepted by FD Distributors by 11:00 a.m. (Eastern Time) on a Business Day will be executed at the net asset value per share next determined after receipt of the order and will receive the dividend declared on the day of purchase if Galaxy's custodian receives the purchase price in federal funds or other immediately available funds by 11:00 a.m. (Eastern Time) that day. Purchase orders received after 11:00 a.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time) on a Business Day for which such funds have been received by 4:00 p.m. will be effective as of 4:00 p.m., and investors will begin receiving dividends the following day. In certain circumstances, Galaxy may not require that amounts invested by Institutions on behalf of their Customers be converted into federal funds. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION PROCEDURES

    Customers of Institutions may redeem all or part of their shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to an Institution is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

OTHER REDEMPTION INFORMATION

    Galaxy requires that an Institution maintain an average balance of $2,000,000 in an account. If the balance in such account falls below that minimum, the Institution may be obliged by Galaxy to redeem all of the shares in the account.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

    Galaxy may redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the Investment Company Act of 1940, as amended, (the "1940 Act"). See the Statement of Additional Information under "Net Asset Value" for examples of when such redemptions might be appropriate.

                               EXCHANGE PRIVILEGE

    Customers of Institutions may, after appropriate prior authorization, exchange shares of the Fund having a value of at least $100 for Retail A Shares or shares, as the case may be, of any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates in which the Customer maintains an existing account, provided that such other shares may legally be sold in the state of the Customer's residence. The minimum initial investment to establish an account by exchange in another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates is $2,500.

    An exchange involves a redemption of all or a portion of the shares of the Fund and the investment of the redemption proceeds in shares of another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge. Unless an exception applies, a front-end sales charge will be charged in connection with an exchange of shares of the Fund for Retail A Shares of Galaxy's non-money market portfolios.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Customers of Institutions should call their particular Institution. Customers exercising the exchange privilege into other portfolios should request and review the prospectuses for these portfolios prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission ("SEC").

    Galaxy does not charge any exchange fee. Institutions may charge such fees either with respect to all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of shares on the day of declaration. Net income for dividend purposes consists of all accrued income plus discount earned on the Fund's assets, less amortization of premium on such assets and accrued expenses attributable to the Fund. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

    Dividends are paid monthly within five Business Days after the end of each calendar month or within five Business Days after a shareholder's complete redemption of shares in the Fund. Institutions, unless they request otherwise, will automatically receive dividends and distributions in cash. Institutions may pay dividends to Customers in cash or reinvest such cash distributions in additional shares.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

    Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made that year.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1997 of approximately $85.5 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed, Fleet is entitled to receive advisory fees from the Fund, computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of the Fund. Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/ or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of .10% of the Fund's average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as shares of the Fund, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees (after fee waivers) at the effective annual rate of .05% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of Class S shares representing interests in the Institutional Government Money Market Fund, which is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interest in other investment portfolios of Galaxy. For information concerning these other portfolios, which are offered through other prospectuses, contact FD Distributors at 1-800-628-0414.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their advisory and administrative services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the yield of the Fund, as a measure of its performance, may be quoted and compared to that of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as DONOGHUE'S MONEY FUND REPORT-Registered Trademark-, a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

    The yield of the Fund refers to the income generated over a seven-day period identified in the advertisement. This income is annualized, I.E., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

    The Fund's yield will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Institutions with respect to accounts of Customers that have invested in shares of the Fund will not be included in calculations of yield.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                          INSTITUTIONAL GOVERNMENT
                               MONEY MARKET
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-171 15037 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                              SHORT-TERM BOND FUND

                      INTERMEDIATE GOVERNMENT INCOME FUND

                             HIGH QUALITY BOND FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVES AND POLICIES....................................        8
  Short-Term Bond Fund................................................        8
  Intermediate Government Income Fund.................................        9
  High Quality Bond Fund..............................................       10
  Special Risk Considerations.........................................       11
  Other Investment Policies and Risk Considerations...................       11
INVESTMENT LIMITATIONS................................................       19
PRICING OF SHARES.....................................................       21
HOW TO PURCHASE AND REDEEM SHARES.....................................       21
  Distributor.........................................................       21
  Purchase of Shares..................................................       21
  Redemption of Shares................................................       22

                                                                           PAGE
                                                                           ----
DIVIDENDS AND DISTRIBUTIONS...........................................       23
TAXES.................................................................       23
  Federal.............................................................       23
  State and Local.....................................................       24
MANAGEMENT OF THE FUNDS...............................................       24
  Investment Adviser..................................................       24
  Authority to Act as Investment Adviser..............................       25
  Administrator.......................................................       26
DESCRIPTION OF GALAXY AND ITS SHARES..................................       26
  Shareholder Services Plan...........................................       27
  Agreements for Sub-Account Services.................................       28
CUSTODIAN AND TRANSFER AGENT..........................................       28
EXPENSES..............................................................       28
PERFORMANCE REPORTING.................................................       29
MISCELLANEOUS.........................................................       30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes three series of Galaxy's shares (collectively, the "Trust Shares"), which represent interests in three separate investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

    The SHORT-TERM BOND FUND'S investment objective is to seek a high level of current income consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations of domestic and foreign issuers rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    The INTERMEDIATE GOVERNMENT INCOME FUND'S investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, the Fund's investment adviser will consider the total rate of return on portfolio securities in managing the Fund. Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in debt obligations rated at the time of purchase within the three highest rating categories assigned by S&P or Moody's (or which, if unrated, are of comparable quality) and "money market" instruments.

    The HIGH QUALITY BOND FUND'S investment objective is to seek a high level of current income consistent with prudent risk of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in high quality debt obligations of domestic and foreign issuers that are rated at the time of purchase within the three highest rating categories assigned by S&P or Moody's (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus describes Trust Shares in each Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in the Intermediate Government Income Fund, and two additional series of shares, Retail A Shares and Retail B Shares, in each of the Short-Term Bond Fund and High Quality Bond Fund (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet Investment Advisors Inc. or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Trust Shares, and (ii) the operating expenses for Trust Shares of each Fund. Examples based on the summary are also shown.

                                                                         HIGH
                                                        INTERMEDIATE   QUALITY
                                          SHORT-TERM     GOVERNMENT      BOND
SHAREHOLDER TRANSACTION EXPENSES           BOND FUND    INCOME FUND      FUND
----------------------------------------  -----------   ------------   --------

Sales Load..............................     None           None         None
Sales Load on Reinvested Dividends......     None           None         None
Deferred Sales Load.....................     None           None         None
Redemption Fees.........................     None           None         None
Exchange Fees...........................     None           None         None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------
Advisory Fees (After Fee Waivers).......     .55%           .55%         .55%
12b-l Fees..............................     None           None         None
Other Expenses..........................     .33%           .24%         .36%
                                          -----------     ------       --------
Total Fund Operating Expenses (After Fee
 Waivers)...............................     .88%           .79%         .91%
                                          -----------     ------       --------
                                          -----------     ------       --------

----------
Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   ---------
Short-Term Bond Fund....................    $9       $28       $48       $106
Intermediate Government Income Fund.....    $8       $25       $43       $ 96
High Quality Bond Fund..................    $9       $28       $49       $110

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, "Advisory Fees" would be .75%, .75% and .75% and Total Fund Operating Expenses would be 1.08%, .99% and 1.11% for Trust Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, respectively. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in each Fund. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in the Intermediate Government Income Fund, and two additional series of shares, Retail A Shares and Retail B Shares, in each of the Short-Term Bond Fund and High Quality Bond Fund. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in a Fund, except that (i) effective October 1, 1994 Retail A Shares of a Fund bear the expenses incurred under Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares at an annual rate of up to .15% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of a Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .80% of the average daily net asset value of the Fund's outstanding Retail B Shares, and
(iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses. Retail Shares are offered under a separate prospectus.

    The financial highlights presented below for the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Retail A Shares and Trust Shares of the Funds (Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992). More information about the performance of each Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                            SHORT-TERM BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED
                                                                OCTOBER 31,
                                                    ------------------------------------
                                                      1997     1996     1995     1994       YEAR ENDED    PERIOD ENDED
                                                    ------------------------------------   OCTOBER 31,    OCTOBER 31,
                                                                TRUST SHARES                 1993(2)       1992(1,2)
                                                    ------------------------------------   ------------   ------------
Net Asset Value, Beginning of Period..............  $   9.99   $ 10.06  $  9.73  $ 10.30       $ 10.09        $ 10.00
                                                    --------   -------  -------  -------   ------------   ------------
Income from
  Investment Operations:
  Net investment income(3,4)......................      0.54      0.55     0.57     0.44          0.47           0.42
  Net realized and unrealized gain (loss) on
   investments....................................      0.02     (0.07)    0.33    (0.51)         0.22           0.09
                                                    --------   -------  -------  -------   ------------   ------------
    Total from Investment Operations:.............      0.56      0.48     0.90    (0.07)         0.69           0.51
                                                    --------   -------  -------  -------   ------------   ------------
Less Dividends:
  Dividends from net investment income............     (0.54)    (0.55)   (0.57)   (0.44)        (0.47)         (0.42)
  Dividends from net realized capital gains.......        --        --       --       --         (0.01)            --
  Dividends in excess of net realized capital
   gains..........................................        --        --       --    (0.06)           --             --
                                                    --------   -------  -------  -------   ------------   ------------
    Total Dividends:..............................     (0.54)    (0.55)   (0.57)   (0.50)        (0.48)         (0.42)
                                                    --------   -------  -------  -------   ------------   ------------
Net increase (decrease) in net asset value........      0.02     (0.07)    0.33    (0.57)         0.21           0.09
                                                    --------   -------  -------  -------   ------------   ------------
Net Asset Value, End of Period....................  $  10.01   $  9.99  $ 10.06  $  9.73       $ 10.30        $ 10.09
                                                    --------   -------  -------  -------   ------------   ------------
                                                    --------   -------  -------  -------   ------------   ------------
Total Return......................................      5.77%     4.91%    9.55%   (0.66)%        6.98%          5.21%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............  $ 49,837   $58,227  $35,088  $39,843       $85,211        $57,403
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................      5.43%     5.49%    5.79%    4.45%         4.51%          5.77%(6)
  Operating expenses including reimbursement/
   waiver.........................................      0.86%     0.84%    0.74%    0.91%         0.86%          0.90%(6)
  Operating expenses excluding reimbursement/
   waiver.........................................      1.07%     1.08%    1.02%    1.11%         1.06%          1.20%(6)
Portfolio Turnover Rate...........................       173%      214%     289%     233%          100%           114%(5)

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.52, $0.53,
     $0.54 and $0.42, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.45 and $0.40, respectively.
(5)  Not Annualized.
(6)  Annualized.

                     INTERMEDIATE GOVERNMENT INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                               YEAR ENDED OCTOBER 31,
                      -----------------------------------------                                                        PERIOD
                                                                                                                       ENDED
                            1997    1996    1995    1994                      YEARS ENDED OCTOBER 31,(2)              OCTOBER
                      -----------------------------------------   --------------------------------------------------    31,
                                    TRUST SHARES                    1993       1992       1991      1990      1989    1988(1,2)
                      -----------------------------------------   --------   --------   --------  --------  --------  --------
Net Asset Value,
 Beginning of
 Period.............  $  10.06   $  10.28   $   9.68   $  10.72   $  10.83   $  10.46    $  9.73   $ 10.27   $ 10.40  $ 10.00
                      --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Income from
  Investment
   Operations:
  Net investment
   income(3,4)......      0.62       0.60       0.64       0.57       0.65       0.71       0.73      0.76      0.82     0.11
  Net realized and
   unrealized gain
   (loss) on
   investments......      0.12      (0.22)      0.60      (1.03)      0.10       0.40       0.71     (0.56)     0.16     0.29
                      --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
    Total from
     Investment
     Operations:....      0.74       0.38       1.24      (0.46)      0.75       1.11       1.44      0.20      0.98     0.40
                      --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Less Dividends:
  Dividends from net
   investment
   income...........     (0.62)     (0.60)     (0.64)     (0.56)     (0.64)     (0.74)     (0.71)    (0.74)    (0.96)      --
  Dividends in
   excess of net
   investment
   income...........        --         --         --      (0.01)     (0.03)        --         --        --        --       --
  Dividends from net
   realized capital
   gains............        --         --         --         --      (0.19)        --         --        --     (0.15)      --
  Dividends in
   excess of net
   realized capital
   gains............        --         --         --      (0.01)        --         --         --        --        --       --
                      --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
    Total
     Dividends:.....     (0.62)     (0.60)     (0.64)     (0.58)     (0.86)     (0.74)     (0.71)    (0.74)    (1.11)      --
                      --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Net increase
 (decrease) in net
 asset value........      0.12      (0.22)      0.60      (1.04)     (0.11)      0.37       0.73     (0.54)    (0.13)    0.40
                      --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Net Asset Value, End
 of Period..........  $  10.18   $  10.06   $  10.28   $   9.68   $  10.72   $  10.83    $ 10.46   $  9.73   $ 10.27  $ 10.40
                      --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
                      --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Total Return........      7.63%      3.88%     13.18%     (4.39)%     7.06%     10.95%     15.35%     2.06%    10.22%    3.90%(5)
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)...  $209,215   $213,750   $186,037   $212,144   $447,359   $199,135    $99,942   $80,645   $71,400  $58,318
Ratios to average
 net assets:
  Net investment
   income including
   reimbursement/
   waiver...........      6.19%      5.98%      6.39%      5.61%      6.03%      6.52%      7.25%     7.69%     8.19%    6.41%(6)
  Operating expenses
   including
   reimbursement/waiver...     0.74%     0.75%     0.73%     0.75%     0.80%     0.80%      0.96%     0.98%     0.99%    0.98%(6)
  Operating expenses
   excluding
   reimbursement/waiver...     0.94%     0.95%     0.94%     0.95%     1.00%     0.94%      0.96%     0.99%     1.00%    0.98%(6)
Portfolio Turnover
 Rate...............       128%       235%       145%       124%       153%       103%       150%      162%      112%      41%(5)

---------

(1) The Fund (formerly known as the Intermediate Bond Fund) commenced operations on September 1, 1988.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.60, $0.58,
     $0.62 and $0.54, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993, 1992, 1991, 1990 and 1989 and for the period ended October 31, 1988 was $0.63, $0.70, $0.73, $0.73, $0.82 and $0.11, respectively.
(5)  Not Annualized.
(6)  Annualized.

                           HIGH QUALITY BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------                          PERIOD
                                                                                                    YEARS ENDED        ENDED
                                                       1997      1996      1995      1994         OCTOBER 31,(2)      OCTOBER
                                                    -----------------------------------------   -------------------     31,
                                                                  TRUST SHARES                    1993       1992     1991(1,2)
                                                    -----------------------------------------   --------   --------   --------
Net Asset Value, Beginning of Period..............  $  10.47   $  10.63   $   9.54   $  11.37   $  10.60   $  10.35   $ 10.00
                                                    --------   --------   --------   --------   --------   --------   --------
Income from Investment Operations: Net investment
 income(3,4)......................................      0.61       0.62       0.64       0.65       0.66       0.68      0.64
  Net realized and unrealized gain (loss) on
   investments....................................      0.23      (0.16)      1.09      (1.56)      0.93       0.36      0.33
                                                    --------   --------   --------   --------   --------   --------   --------
    Total from Investment Operations:.............      0.84       0.46       1.73      (0.91)      1.59       1.04      0.97
                                                    --------   --------   --------   --------   --------   --------   --------
Less Dividends:
  Dividends from net investment income............     (0.61)     (0.62)     (0.64)     (0.65)     (0.66)     (0.71)    (0.62)
  Dividends from net realized capital gains.......        --         --         --         --      (0.16)     (0.08)       --
  Dividends in excess of net realized capital
   gains..........................................        --         --         --      (0.27)        --         --        --
                                                    --------   --------   --------   --------   --------   --------   --------
    Total Dividends:..............................     (0.61)     (0.62)     (0.64)     (0.92)     (0.82)     (0.79)    (0.62)
                                                    --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in net asset value........      0.23      (0.16)      1.09      (1.83)      0.77       0.25      0.35
                                                    --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period....................  $  10.70   $  10.47   $  10.63   $   9.54   $  11.37   $  10.60   $ 10.35
                                                    --------   --------   --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------   --------   --------
Total Return......................................      8.36%      4.46%     18.66%     (8.39)%    15.63%     10.32%    10.04%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............  $182,398   $149,075   $134,631   $118,776   $162,594   $108,774   $57,580
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................      5.88%      5.88%      6.33%      6.28%      5.98%      6.55%     7.25%(6)
  Operating expenses including
   reimbursement/waiver...........................      0.87%      0.85%      0.85%      0.78%      0.76%      0.87%     0.95%(6)
  Operating expenses excluding
   reimbursement/waiver...........................      1.09%      1.06%      1.07%      0.98%      0.96%      0.94%     0.95%(6)
Portfolio Turnover Rate...........................       182%       163%       110%       108%       128%       121%      145%(5)

---------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.59, $0.60,
     $0.62 and $0.63, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 was $0.63, $0.67 and $0.64, respectively.
(5)  Not Annualized.
(6)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

    Fleet Investment Advisors Inc. ("Fleet") will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

SHORT-TERM BOND FUND

    The Short-Term Bond Fund's investment objective is to seek a high level of current income consistent with preservation of capital. The Fund will invest substantially all of its assets in corporate debt obligations of domestic and foreign corporations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in obligations issued by state or local governmental issuers ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pretax basis, is comparable to that of corporate or U.S. debt obligations. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in bonds and debentures, subject to the quality standards described below. The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations rated at the time of purchase within the four highest rating categories of S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Debt obligations rated within the four highest rating categories assigned by S&P or Moody's are considered to be investment grade. Debt obligations rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Under normal market and economic conditions at least 65% of the Fund's total assets will be invested in debt obligations rated in the three highest rating categories assigned by S&P or Moody's. Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated BBB/Baa or better. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term money market instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations of foreign banks and in obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities. Such obligations include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related governmental agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. companies issued outside the United States.

    Under normal conditions the Fund's portfolio securities will have an average weighted maturity of less than three years.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund.

INTERMEDIATE GOVERNMENT INCOME FUND

    The Intermediate Government Income Fund's investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, Fleet will consider the total rate of return on securities in managing the Fund. The Fund will invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in corporate debt obligations such as bonds and debentures, obligations convertible into common stock and "money market" instruments, such as bank obligations and commercial paper, and in asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in municipal securities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations rated, at the time of purchase, within the three highest rating categories assigned by S&P ("AAA," "AA" and "A") or Moody's ("Aaa," "Aa" and "A") (or which, if unrated, are determined by Fleet to be of comparable quality) and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. Notwithstanding the foregoing, under normal market and economic conditions, at least 65% of the Fund's assets will be invested in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term

"money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

    Fleet expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of three to ten years.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund.

HIGH QUALITY BOND FUND

    The High Quality Bond Fund's investment objective is to seek a high level of current income consistent with prudent risk of capital. The Fund will invest substantially all of its assets in corporate debt obligations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in municipal securities. See "Investment Objectives and Policies-- Short-Term Bond Fund." The High Quality Bond Fund may also enter into interest rate futures contracts to hedge against changes in market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations." At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in high quality debt obligations that are rated, at the time of purchase, within the three highest rating categories assigned by S&P ("AAA," "AA" and "A") or Moody's ("Aaa," "Aa" and "A") (or, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Unrated securities will be determined to be of comparable quality to high quality debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

    The Fund seeks to provide a current yield greater than that generally available from a portfolio of high quality short-term obligations. The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Fund adjusts its average weighted maturity and its holdings of corporate and U.S. Government debt securities in a manner consistent with Fleet's assessment of prospective changes in interest rates. The success of this strategy depends upon Fleet's ability to predict changes in interest rates.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. The high quality credit criteria applied to the selection of portfolio securities are intended to reduce adverse price changes due to credit considerations. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund.

SPECIAL RISK CONSIDERATIONS

    Investments by the Short-Term Bond Fund in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks, including the difficulty of predicting interest rate patterns and fluctuations in currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

    Although the Short-Term Bond Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's foreign securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations."

TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of municipal securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES

    Municipal securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, and any other investment companies advised by Fleet.

INTEREST RATE FUTURES CONTRACTS

    The Funds may enter into contracts (both purchases and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which a Fund intends to purchase will require an amount of cash and/or liquid assets equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or a Fund may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in Appendix B to the Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each of the Funds may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund may be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

STAND-BY COMMITMENTS

    Each Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a "stand-by commitment," a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

ASSET-BACKED SECURITIES

    Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgaged-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

    Each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

    To the extent consistent with its investment objective, each of the Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers such as banks and other institutions are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

    Each Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

    Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

DERIVATIVE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates or indices, and include, but are not limited to, interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Funds for additional information.

PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    No Fund may:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, (a) each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Funds that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of a Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Funds and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Funds may also be available for purchase through different types of retirement plans offered by the Institutions to their Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemptions orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired the following Business Day to the Institution. Payment for redemption orders which are received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Each Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon 60 days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Funds are declared daily and paid monthly. Dividends on each share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of a Fund at the net asset value of such Shares on the payment date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    Each Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporations.

    Distribution by a Fund of "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) if any, of a Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. Such distributions are not eligible for the dividends received deduction.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of a Fund on or just before the record date of a capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Funds depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to other individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of each Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/ or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Funds such that it is entitled to receive an advisory fee at the annual rate of .55% of each Fund's average daily net assets, but Fleet may, in its discretion, revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .55%, .55% and .55%, respectively, of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds' average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Short-Term and High Quality Bond Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Short-Term Bond Fund's portfolio manager, Perry J. Vieth, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Vieth, a Vice President, has over eleven years of experience as an investment manager and previously managed the Shawmut Limited Term Income Fund for Shawmut Investment Advisors and was a manager of Fuji Securities, Inc.'s derivative products group. He also was responsible for fixed income risk management at NationsBank CRT. Mr. Vieth has managed the Short-Term Bond Fund since March 1, 1996.

    The Intermediate Government Income Fund's portfolio manager, Marie H. Schofield, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, a Vice President, has been with Fleet since 1991 and has been engaged in providing investment management services for over twenty years. She has managed the Intermediate Government Income Fund since December 1, 1996.

    Ms. Schofield also serves as portfolio manager of the High Quality Bond Fund and is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield began serving as co-portfolio manager of the Fund on March 1, 1996 and has been sole portfolio manager of the Fund since April 1, 1996.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of each Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series of the Funds as follows: Class D shares (Trust Shares) and Class D-Special Series 1 shares (Retail A Shares), both series representing interests in the Intermediate Government Income Fund; Class J-Series 1 shares (Trust Shares), Class J-Series 2 shares (Retail A Shares) and Class J-Series 3 shares (Retail B shares), each series representing interests in the High Quality Bond Fund; and Class L-Series 1 shares (Trust Shares), Class L-Series 2 shares (Retail A Shares) and Class L-Series 3 shares (Retail B shares), each series representing interests in the Short-Term Bond Fund. Each Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in the other portfolios of Galaxy. For information regarding the Funds' Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Holders of Retail B Shares of the Short-Term Bond Fund and High Quality Bond Fund bear the fees described in the prospectus for such Shares that are paid under Galaxy's Distribution and Services Plan at an annual rate not to exceed .80% of the average daily net asset value of a Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Funds are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Short-Term Bond Fund and High Quality Bond Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail B Shares of the same Fund six years after the date of purchase. Retail A and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily net asset value of Retail A Shares of the Funds owned beneficially by Customers of Institutions. Institutions may receive up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to no more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Chase Manhattan may employ sub-custodians for the Short-Term Bond Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Funds.

    The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

    The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

    The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged directly by Institutions with respect to accounts of Customers that have invested in Trust Shares of a Fund will not be included in performance calculations.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how to such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                     FUNDS









                              SHORT-TERM BOND FUND

                              INTERMEDIATE GOVERNMENT
                              INCOME FUND

                              HIGH QUALITY BOND FUND






                                                        [logo]


                              February 28, 1998


FN-042 15039 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                              SHORT-TERM BOND FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        6
  In General..........................................................        6
  Special Risk Considerations.........................................        7
  Other Investment Policies and Risk Considerations...................        8
INVESTMENT LIMITATIONS................................................       15
PRICING OF SHARES.....................................................       17
HOW TO PURCHASE AND REDEEM SHARES.....................................       17
  Distributor.........................................................       17
  Purchase of Shares..................................................       17
  Redemption of Shares................................................       18
DIVIDENDS AND DISTRIBUTIONS...........................................       19

                                                                           PAGE
                                                                           ----
TAXES.................................................................       19
  Federal.............................................................       19
  State and Local.....................................................       20
MANAGEMENT OF THE FUNDS...............................................       20
  Investment Adviser..................................................       20
  Authority to Act as Investment Adviser..............................       21
  Administrator.......................................................       22
DESCRIPTION OF GALAXY AND ITS SHARES..................................       22
  Shareholder Services Plan...........................................       23
  Agreements For Sub-Account Services.................................       23
CUSTODIAN AND TRANSFER AGENT..........................................       24
EXPENSES..............................................................       24
PERFORMANCE REPORTING.................................................       24
MISCELLANEOUS.........................................................       25

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
                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the SHORT-TERM BOND FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek a high level of current income consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations of domestic and foreign issuers rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet Investment Advisors Inc. or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares, and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                          SHORT-TERM
SHAREHOLDER TRANSACTION EXPENSES           BOND FUND
----------------------------------------  -----------
Sales Load..............................        None
Sales Load on Reinvested Dividends......        None
Deferred Sales Load.....................        None
Redemption Fees.........................        None
Exchange Fees...........................        None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------
Advisory Fees (After Fee Waivers).......        .55%
12b-1 Fees..............................        None
Other Expenses..........................        .33%
                                               -----
Total Fund Operating Expenses (After Fee
Waivers)................................        .88%
                                               -----
                                               -----

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Short-Term Bond Fund....................    $9       $28       $48       $106

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. They are based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .75%, and Total Fund Operating Expenses would be 1.08% for Trust Shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1994, Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares at an annual rate of up to
 .15% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .80% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses. Retail Shares are offered under a separate prospectus.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Retail A Shares and Trust Shares of the Fund. More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                            SHORT-TERM BOND FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT THE PERIOD)

                                                YEAR ENDED OCTOBER 31,
                                          ----------------------------------
                                           1997      1996      1995      1994  YEAR ENDED    PERIOD ENDED
                                          ----------------------------------  OCTOBER 31,    OCTOBER 31,
                                                     TRUST SHARES               1993(2)       1992(1,2)
                                          ----------------------------------  ------------   ------------
Net Asset Value, Beginning of Period....  $  9.99  $ 10.06  $  9.73  $ 10.30     $ 10.09        $ 10.00
                                          -------  -------  -------  -------  ------------   ------------
Income from Investment Operations:
  Net investment income(3,4)............     0.54     0.55     0.57     0.44        0.47           0.42
  Net realized and unrealized gain
  (loss) on investments.................     0.02    (0.07)    0.33    (0.51)       0.22           0.09
                                          -------  -------  -------  -------  ------------   ------------
   Total from Investment Operations:....     0.56     0.48     0.90    (0.07)       0.69           0.51
                                          -------  -------  -------  -------  ------------   ------------
Less Dividends:
  Dividends from net investment
  income................................    (0.54)   (0.55)   (0.57)   (0.44)      (0.47)         (0.42)
  Dividends from net realized capital
  gains.................................       --       --       --       --       (0.01)            --
  Dividends in excess of net realized
  capital gains.........................       --       --       --    (0.06)         --             --
                                          -------  -------  -------  -------  ------------   ------------
   Total Dividends:.....................    (0.54)   (0.55)   (0.57)   (0.50)      (0.48)         (0.42)
                                          -------  -------  -------  -------  ------------   ------------
Net increase (decrease) in net asset
 value..................................     0.02    (0.07)    0.33    (0.57)       0.21           0.09
                                          -------  -------  -------  -------  ------------   ------------
Net Asset Value, End of Period..........  $ 10.01  $  9.99  $ 10.06  $  9.73     $ 10.30        $ 10.09
                                          -------  -------  -------  -------  ------------   ------------
                                          -------  -------  -------  -------  ------------   ------------
Total Return............................     5.77%    4.91%    9.55%   (0.66)%       6.98%         5.21%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $49,837  $58,227  $35,088  $39,843     $85,211        $57,403
Ratios to average net assets:
  Net investment income including
  reimbursement/waiver..................     5.43%    5.49%    5.79%    4.45%       4.51%          5.77%(6)
  Operating expenses including
  reimbursement/waiver..................     0.86%    0.84%    0.74%    0.91%       0.86%          0.90%(6)
  Operating expenses excluding
  reimbursement/waiver..................     1.07%    1.08%    1.02%    1.11%       1.06%          1.20%(6)
Portfolio Turnover Rate.................      173%     214%     289%     233%        100%           114%(5)

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 were $0.52, $0.53,
     $0.54 and $0.42, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.45 and $0.40, respectively.
(5)  Not Annualized.
(6)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek a high level of current income consistent with preservation of capital. The Fund will invest substantially all of its assets in corporate debt obligations of domestic and foreign corporations, such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in obligations issued by state and local governmental issuers ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pretax basis, is comparable to that of corporate or U.S. Government debt obligations. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in bonds and debentures, subject to the quality standards described below. The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations rated at the time of purchase within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") or which, if unrated, are determined by Fleet Investment Advisors Inc. ("Fleet") the Fund's investment adviser, to be of comparable quality and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Debt obligations rated within the four highest rating categories assigned by S&P or Moody's are considered to be investment grade. Debt obligations rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in debt obligations rated in the three highest ratings assigned by S&P or Moody's. Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated BBB/Baa or better. When, in the opinion of Fleet, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term money market instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations of foreign banks and in obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities. Such obligations include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related governmental agencies. Examples of these include the International Bank for Reconstruction and

Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

    Under normal conditions the Fund's portfolio securities will have an average weighted maturity of less than three years.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

    Investments by the Fund in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks, including the difficulty of predicting interest rate patterns and fluctuations in currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's foreign securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of municipal securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES

    Municipal securities purchased by the Fund may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, and any other investment companies advised by Fleet.

INTEREST RATE FUTURES CONTRACTS

    The Fund may enter into contracts (both purchases and sales) which provide for the future delivery of fixed-income securities (commonly known as interest rate futures contracts). The Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash and/or liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which the Fund holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund may be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment objective.

STAND-BY COMMITMENTS

    The Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

ASSET-BACKED SECURITIES

    The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund from investing in mortgaged-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

    The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash, or other liquid assets, in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

    To the extent consistent with its investment objective, the Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Fund. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

    The Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

    The Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates or indices, and include, but are not limited to, interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowing (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, (a) the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above,

Rule 144A securities will not be considered illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts primarily at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by the Institutions to their Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired the following Business Day to the Institution. Payment for redemption orders which are received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon 60 days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared daily and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gain (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from Federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporations.

    Distribution by the Fund of "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund, if any, is taxable to shareholders as long-term capital gain regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. Such distributions are not eligible for the dividends received deduction.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts

Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Fund so that it is entitled to receive advisory fees at the annual rate of .55% of the Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of .55% of the Fund's average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Fund's portfolio manager, Perry J. Vieth, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Vieth, a Vice President, has over eleven years of experience as an investment manager and previously managed the Shawmut Limited Term Income Fund for Shawmut Investment Advisors and was a manager of Fuji Securities, Inc.'s derivative products group. He also was responsible for fixed income risk management at NationsBank CRT. Mr. Vieth has managed the Fund since March 1, 1996.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of three series in the Fund as follows:
Class L--Series 1 shares (Trust Shares), Class L--Series 2 shares (Retail A Shares) and Class L--Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in the other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A and Retail B Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below. Holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate not to exceed .80% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily net asset value of Retail A Shares of the Fund owned beneficially by Customers of Institutions. Institutions may receive up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customers inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these service agreements for the Fund to no more than
 .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their customers who are owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities perform certain sub-account and administrative functions ("Sub-

Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemption of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged directly by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                              SHORT-TERM BOND
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-259 15022 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                      INTERMEDIATE GOVERNMENT INCOME FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY...........................................................     2
FINANCIAL HIGHLIGHTS......................................................     3
INVESTMENT OBJECTIVE AND POLICIES.........................................     5
  In General..............................................................     5
  Other Investment Policies and Risk Considerations.......................     6
INVESTMENT LIMITATIONS....................................................    14
PRICING OF SHARES.........................................................    15
HOW TO PURCHASE AND REDEEM SHARES.........................................    16
  Distributor.............................................................    16
  Purchase of Shares......................................................    16
  Redemption of Shares....................................................    17
DIVIDENDS AND DISTRIBUTIONS...............................................    17
TAXES.....................................................................    18
  Federal.................................................................    18
  State and Local.........................................................    19

                                                                            PAGE
                                                                            ----

MANAGEMENT OF THE FUND....................................................    19
  Investment Adviser......................................................    19
  Authority to Act as Investment Adviser..................................    20
  Administrator...........................................................    20
DESCRIPTION OF GALAXY AND ITS SHARES......................................    20
  Shareholder Services Plan...............................................    21
  Agreements for Sub-Account Services.....................................    22
CUSTODIAN AND TRANSFER AGENT..............................................    22
EXPENSES..................................................................    22
PERFORMANCE REPORTING.....................................................    23
MISCELLANEOUS.............................................................    24

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the INTERMEDIATE GOVERNMENT INCOME FUND (the "Fund") offered by Galaxy.
    The Fund's investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, the Fund's investment adviser will consider the total rate of return on portfolio securities in managing the Fund. Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in debt obligations rated at the time of purchase within the three highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investor's Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and "money market" instruments.
    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.
    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet Investment Advisors, Inc. or its parent, Fleet Financial Group, Inc., and affiliates.
    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC., OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares, and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                        INTERMEDIATE
                                                                         GOVERNMENT
SHAREHOLDER TRANSACTION EXPENSES                                         INCOME FUND
----------------------------------------------------------------------  -------------

Sales Load............................................................      None
Sales Load on Reinvested Dividends....................................      None
Deferred Sales Load...................................................      None
Redemption Fees.......................................................      None
Exchange Fees.........................................................      None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------

Advisory Fees (After Fee Waivers).....................................      .55%
12b-1 Fees............................................................      None
Other Expenses........................................................      .24%
                                                                           -----
Total Fund Operating Expenses (After Fee Waivers).....................      .79%
                                                                           -----
                                                                           -----

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                        ------   -------   -------   --------

Intermediate Government Income Fund...................................    $8       $25       $43       $96

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. They are based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .75% and Total Fund Operating Expenses would be .99% for Trust Shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of shares in the Fund, Retail A Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail A Shares represent equal pro rata interests in the Fund except that
(i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .15% of the average daily net asset value of the Fund's outstanding Retail A Shares and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses. Retail A Shares are offered under a separate prospectus.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund (Retail A Shares of the Fund were first offered during the fiscal year ended October 31, 1992). More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                     INTERMEDIATE GOVERNMENT INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                                1997    1996    1995    1994
                                          -----------------------------------------
                                                        TRUST SHARES
                                          -----------------------------------------
Net Asset Value, Beginning of Period....  $  10.06   $  10.28   $   9.68   $  10.72
                                          --------   --------   --------   --------
Income From Investment Operations:
  Net investment income(3,4)............      0.62       0.60       0.64       0.57
  Net realized and unrealized gain
   (loss) on investments................      0.12      (0.22)      0.60      (1.03)
                                          --------   --------   --------   --------
     Total from Investment
      Operations:.......................      0.74       0.38       1.24      (0.46)
                                          --------   --------   --------   --------
Less Dividends:
  Dividends from net investment
   income...............................     (0.62)     (0.60)     (0.64)     (0.56)
  Dividends in excess of net investment
   income...............................        --         --         --      (0.01)
  Dividends from net realized capital
   gains................................        --         --         --         --
  Dividends in excess of net realized
   capital gains........................        --         --         --      (0.01)
                                          --------   --------   --------   --------
     Total Dividends:...................     (0.62)     (0.60)     (0.64)     (0.58)
                                          --------   --------   --------   --------
Net increase (decrease) in net asset
 value..................................      0.12      (0.22)      0.60      (1.04)
                                          --------   --------   --------   --------
Net Asset Value, End of Period..........  $  10.18   $  10.06   $  10.28   $   9.68
                                          --------   --------   --------   --------
                                          --------   --------   --------   --------
Total Return............................      7.63%      3.88%     13.18%     (4.39)%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $209,215   $213,750   $186,037   $212,144
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      6.19%      5.98%      6.39%      5.61%
  Operating expenses including
   reimbursement/waiver.................      0.74%      0.75%      0.73%      0.75%
  Operating expenses excluding
   reimbursement/waiver.................      0.94%      0.95%      0.94%      0.95%
Portfolio Turnover Rate.................       128%       235%       145%       124%


                                                       YEAR ENDED OCTOBER 31,(2)                  PERIOD ENDED
                                          ----------------------------------------------------    OCTOBER 31,
                                            1993       1992       1991       1990       1989       1988(1,2)
                                          --------   --------   --------   --------   --------   --------------
Net Asset Value, Beginning of Period....  $  10.83   $  10.46   $   9.73   $  10.27   $  10.40       $   10.00
                                          --------   --------   --------   --------   --------         -------
Income From Investment Operations:
  Net investment income(3,4)............      0.65       0.71       0.73       0.76       0.82            0.11
  Net realized and unrealized gain
   (loss) on investments................      0.10       0.40       0.71      (0.56)      0.16            0.29
                                          --------   --------   --------   --------   --------         -------
     Total from Investment
      Operations:.......................      0.75       1.11       1.44       0.20       0.98            0.40
                                          --------   --------   --------   --------   --------         -------
Less Dividends:
  Dividends from net investment
   income...............................     (0.64)     (0.74)     (0.71)     (0.74)     (0.96)             --
  Dividends in excess of net investment
   income...............................     (0.03)        --         --         --         --              --
  Dividends from net realized capital
   gains................................     (0.19)        --         --         --      (0.15)             --
  Dividends in excess of net realized
   capital gains........................        --         --         --         --         --              --
                                          --------   --------   --------   --------   --------         -------
     Total Dividends:...................     (0.86)     (0.74)     (0.71)     (0.74)     (1.11)             --
                                          --------   --------   --------   --------   --------         -------
Net increase (decrease) in net asset
 value..................................     (0.11)      0.37       0.73      (0.54)     (0.13)           0.40
                                          --------   --------   --------   --------   --------         -------
Net Asset Value, End of Period..........  $  10.72   $  10.83   $  10.46   $   9.73   $  10.27       $   10.40
                                          --------   --------   --------   --------   --------         -------
                                          --------   --------   --------   --------   --------         -------
Total Return............................      7.06%     10.95%     15.35%      2.06%     10.22%           3.90%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $447,359   $199,135   $ 99,942   $ 80,645   $ 71,400       $  58,318
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      6.03%      6.52%      7.25%      7.69%      8.19%           6.41%(6)
  Operating expenses including
   reimbursement/waiver.................      0.80%      0.80%      0.96%      0.98%      0.99%           0.98%(6)
  Operating expenses excluding
   reimbursement/waiver.................      1.00%      0.94%      0.96%      0.99%      1.00%           0.98%(6)
Portfolio Turnover Rate.................       153%       103%       150%       162%       112%             41%(5)

---------

(1) The Fund (formerly known as the Intermediate Bond Fund) commenced operations on September 1, 1988.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/ waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.60, $0.58, $0.62 and $0.54,
     respectively.
(4) Net investment income per share before reimbursement/ waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993, 1992, 1991, 1990 and 1989 and for the period ended October 31, 1988 was $0.63, $0.70, $0.73, $0.73, $0.82, and $0.11, respectively.
(5)  Not Annualized.
(6)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, will consider the total rate of return on securities in managing the Fund. The Fund will invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate debt obligations such as bonds and debentures, obligations convertible into common stock and "money market" instruments, such as bank obligations and commercial paper, and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in obligations issued by state or local governmental issuers ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pretax basis, is comparable to that of corporate or U.S. debt obligations. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies." The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations rated, at the time of purchase, within the three highest rating categories assigned by S&P ("AAA," "AA" and "A") or Moody's ("Aaa," "Aa" and "A") (or which, if unrated, are determined by Fleet to be of comparable quality) and "money market" instruments such as those listed below under "Other Investment Policies." Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. Notwithstanding the foregoing, under normal market and economic conditions, at least 65% of the Fund's assets will be invested in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related governmental agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. In addition, the Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

    Fleet expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of three to ten years.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to the third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of municipal securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance.

Neither the Fund nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES

    Municipal securities purchased by the Fund may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, and any other investment companies advised by Fleet.

INTEREST RATE FUTURES CONTRACTS

    The Fund may enter into contracts (both purchases and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission (the "SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash and/or liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which the Fund holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund may be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment objective.

STAND-BY COMMITMENTS

    The Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

ASSET-BACKED SECURITIES

    The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund from investing in mortgaged-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

    The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

    To the extent consistent with its investment objective, the Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers such as banks and other institutions are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Fund. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

    The Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

    The Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, (a) the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts primarily at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares, Institutions or employers may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by the Institutions to their Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired the following Business Day to the Institution. Payment for redemption orders which are received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon 60 days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared daily and paid monthly. Dividends on each share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the payment date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporations.

    Distribution by the Fund of "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund is taxable to shareholders as long-term capital gain regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. Such distributions are not eligible for the dividends received deduction.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Fund so that it is entitled to receive advisory fees at the annual rate of .55% of the Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of .55% of the Fund's average daily net assets.

    The Fund's portfolio manager, Marie H. Schofield, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, a Vice President, has been with Fleet since 1991 and has been engaged in providing investment management services for over twenty years. She has managed the Intermediate Government Income Fund since December 1, 1996.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission

("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows:
Class D shares (Trust Shares) and Class D - Series 1 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in the other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily net asset value of Retail A Shares of the Fund owned beneficially by Customers of Institutions. Institutions may receive up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged directly by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                INTERMEDIATE
                              GOVERNMENT INCOME
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-260 15025 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                             HIGH QUALITY BOND FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        6
  In General..........................................................        6
  Other Investment Policies and Risk Considerations...................        7
INVESTMENT LIMITATIONS................................................       15
PRICING OF SHARES.....................................................       16
HOW TO PURCHASE AND REDEEM SHARES.....................................       17
  Distributor.........................................................       17
  Purchase of Shares..................................................       17
  Redemption of Shares................................................       18
DIVIDENDS AND DISTRIBUTIONS...........................................       18
TAXES.................................................................       19
  Federal.............................................................       19
  State and Local.....................................................       20

                                                                           PAGE
                                                                           ----

MANAGEMENT OF THE FUND................................................       20
  Investment Adviser..................................................       20
  Authority to Act as Investment Adviser..............................       21
  Administrator.......................................................       21
DESCRIPTION OF GALAXY AND ITS SHARES..................................       21
  Shareholder Services Plan...........................................       22
  Agreements for Sub-Account Services.................................       23
CUSTODIAN AND TRANSFER AGENT..........................................       23
EXPENSES..............................................................       24
PERFORMANCE REPORTING.................................................       24
MISCELLANEOUS.........................................................       25

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the HIGH QUALITY BOND FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek a high level of current income consistent with prudent risk of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in high quality debt obligations that are rated at the time of purchase within the three highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of service provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares, and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                            HIGH
                                           QUALITY
SHAREHOLDER TRANSACTION EXPENSES          BOND FUND
----------------------------------------  ---------

Sales Load..............................    None
Sales Load on Reinvested Dividends......    None
Deferred Sales Load.....................    None
Redemption Fees.........................    None
Exchange Fees...........................    None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------

Advisory Fees (After Fee Waivers).......    .55%
12b-1 Fees..............................    None
Other Expenses..........................    .36%
                                          ---------
Total Fund Operating Expenses (After Fee
 Waivers)...............................    .91%
                                          ---------
                                          ---------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   ---------
High Quality Bond Fund..................    $9       $28       $49       $110

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. They are based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .75% and Total Fund Operating Expenses would be 1.11% for Trust Shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1994, Retail A Shares of the Fund bear the expense incurred under Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares at an annual rate of up to .15% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to
 .80% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses. Retail Shares are offered under a separate prospectus.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund. More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                           HIGH QUALITY BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                                                                          YEAR ENDED
                                               1997     1996     1995     1994          OCTOBER 31,(2)      PERIOD ENDED
                                          -----------------------------------------   -------------------   OCTOBER 31,
                                                        TRUST SHARES                    1993       1992      1991(1,2)
                                          -----------------------------------------   --------   --------   ------------
Net Asset Value, Beginning of Period....  $  10.47   $  10.63   $   9.54   $  11.37   $  10.60   $  10.35       $ 10.00
                                          --------   --------   --------   --------   --------   --------   ------------
Income from Investment Operations
  Net investment income(3,4)............      0.61       0.62       0.64       0.65       0.66       0.68          0.64
  Net realized and unrealized gain
   (loss) on investments................      0.23      (0.16)      1.09      (1.56)      0.93       0.36          0.33
                                          --------   --------   --------   --------   --------   --------   ------------
    Total from Investment Operations:...      0.84       0.46       1.73      (0.91)      1.59       1.04          0.97
                                          --------   --------   --------   --------   --------   --------   ------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.61)     (0.62)     (0.64)     (0.65)     (0.66)     (0.71)        (0.62)
  Dividends from net realized capital
   gains................................        --         --         --         --      (0.16)     (0.08)           --
  Dividends in excess of net realized
   capital gains........................        --         --         --      (0.27)        --         --            --
                                          --------   --------   --------   --------   --------   --------   ------------
    Total Dividends:....................     (0.61)     (0.62)     (0.64)     (0.92)     (0.82)     (0.79)        (0.62)
                                          --------   --------   --------   --------   --------   --------   ------------
Net increase (decrease) in net asset
 value..................................      0.23      (0.16)      1.09      (1.83)      0.77       0.25          0.35
                                          --------   --------   --------   --------   --------   --------   ------------
Net Asset Value, End of Period..........  $  10.70   $  10.47   $  10.63   $   9.54   $  11.37   $  10.60       $ 10.35
                                          --------   --------   --------   --------   --------   --------   ------------
                                          --------   --------   --------   --------   --------   --------   ------------
Total Return............................      8.36%      4.46%     18.66%     (8.39)%    15.63%     10.32%        10.04%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $182,398   $149,075   $134,631   $118,776   $162,594   $108,774       $57,580
Ratios to average net assets:
  Net investment income including
   reimbursement/ waiver................      5.88%      5.88%      6.33%      6.28%      5.98%      6.55%         7.25%(6)
  Operating expenses including
   reimbursement/ waiver................      0.87%      0.85%      0.85%      0.78%      0.76%      0.87%         0.95%(6)
  Operating expenses excluding
   reimbursement/ waiver................      1.09%      1.06%      1.07%      0.98%      0.96%      0.94%         0.95%(6)
Portfolio Turnover Rate.................       182%       163%       110%       108%       128%       121%          145%(5)

---------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.59, $0.60, $0.62 and $0.63, respectively.
(4) Net investment income per share before waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993, 1992 and for the period ended October 31, 1991 was $0.63, $0.67 and $0.64, respectively.
(5)  Not Annualized.
(6)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek a high level of current income consistent with prudent risk of capital. The Fund will invest substantially all of its assets in corporate debt obligations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in obligations issued by state or local governmental issuers ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pretax basis, is comparable to that of corporate or U.S. Government debt obligations. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in high quality debt obligations that are rated, at the time of purchase, within the three highest rating categories assigned by S&P ("AAA," "AA," and "A") or Moody's ("Aaa," "Aa," and "A") (or, if unrated, are determined by Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Unrated securities will be determined to be of comparable quality to high quality debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in U.S. dollars and have an established over-the-counter market in the United States. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related governmental agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. In addition, the Fund may invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

    The Fund seeks to provide a current yield greater than that generally available from a portfolio of high quality short-term obligations. The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Fund adjusts its average weighted maturity and its holdings of corporate and U.S. Government debt securities in a manner consistent with Fleet's assessment of prospective changes in interest rates. The success of this strategy depends upon Fleet's ability to predict changes in interest rates.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. The high quality credit criteria applied to the selection of portfolio securities are intended to reduce adverse price changes due to credit considerations. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of municipal securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES

    Municipal securities purchased by the Fund may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, and any other investment companies advised by Fleet.

INTEREST RATE FUTURES CONTRACTS

    The Fund may enter into contracts (both purchases and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash and/or liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which the Fund holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund may be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment objective.

STAND-BY COMMITMENTS

    The Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

ASSET-BACKED SECURITIES

    The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund from investing in mortgaged-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercials banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

    The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

    To the extent consistent with its investment objective, the Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value", and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Fund. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

    The Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

    The Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates or indices, and include, but are not limited to, interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, (a) the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and Trust Share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts, (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by the Institutions to their Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired the following Business Day to the Institution. Payment for redemption orders which are received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon 60 days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared daily and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code). It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporations.

    Distribution by the Fund of "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional shares. Such long-term gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated capital gain. Such distributions are not eligible for the dividends received deduction.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients; and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Fund so that it is entitled to receive advisory fees at the annual rate of .55% of the Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of .55% of the Fund's average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    Marie M. Schofield serves as portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, a Vice President, has been with Fleet since 1991 and has been engaged in providing investment management services for over twenty years. Ms. Schofield began serving as co-portfolio manager of the Fund on March 1, 1996 and has been the Fund's sole portfolio manager since April 1, 1996.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may voluntarily waive all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of three series in the Fund as follows:
Class J-Series 1 shares (Trust

Shares), Class J-Series 2 shares (Retail A Shares) and Class J-Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interest in the other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate not to exceed .80% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily net asset value of Retail A Shares of the Fund owned beneficially by Customers of Institutions. Institutions may receive up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately, with respect to each plan participant's sub-account, all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each Participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged directly by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature and other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                               HIGH QUALITY BOND
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-261 15027 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                              CORPORATE BOND FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        6
  In General..........................................................        6
  Special Risk Considerations.........................................        7
  Other Investment Policies and Risk Considerations...................        8
INVESTMENT LIMITATIONS................................................       15
PRICING OF SHARES.....................................................       17
HOW TO PURCHASE AND REDEEM SHARES.....................................       17
  Distributor.........................................................       17
  Purchase of Shares..................................................       17
  Purchase Procedures--Customers of Institutions......................       18
  Purchase Procedures--Direct Investors...............................       18
  Other Purchase Information..........................................       19
  Redemption Procedures--Customers of Institutions....................       20
  Redemption Procedures--Direct Investors.............................       20
  Other Redemption Information........................................       21

                                                                           PAGE
                                                                           ----
INFORMATION SERVICES..................................................       22
  Galaxy Information Center--24 Hour Information Service..............       22
  Voice Response System...............................................       22
  Galaxy Shareholder Services.........................................       22
DIVIDENDS AND DISTRIBUTIONS...........................................       22
TAXES.................................................................       23
  Federal.............................................................       23
  State and Local.....................................................       24
MANAGEMENT OF THE FUND................................................       24
  Investment Adviser..................................................       24
  Authority to Act as Investment Adviser..............................       25
  Administrator.......................................................       25
DESCRIPTION OF GALAXY AND ITS SHARES..................................       25
  Shareholder Services Plan...........................................       26
  Agreements for Sub-Account Services.................................       27
CUSTODIAN AND TRANSFER AGENT..........................................       27
EXPENSES..............................................................       27
PERFORMANCE REPORTING.................................................       28
MISCELLANEOUS.........................................................       29

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the CORPORATE BOND FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek a high level of current income by investing primarily in investment grade, fixed income obligations. Subject to this objective, the Fund's investment adviser will consider the total rate of return on portfolio securities in managing the Fund. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in obligations of private and public corporations. Under normal market and economic conditions, the Fund will invest substantially all of its assets in investment grade debt obligations rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"). Retail A Shares will be offered under a separate Prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. As of the date of this Prospectus, however, Retail A Shares of the Fund are not being offered by Galaxy and, accordingly, those investors eligible to purchase Retail A Shares may currently purchase Trust Shares of the Fund. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet"), and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                          CORPORATE
                                           BOND
SHAREHOLDER TRANSACTION EXPENSES           FUND
----------------------------------------  ------

Sales Load..............................   None
Sales Load on Reinvested Dividends......   None
Deferred Sales Load.....................   None
Redemption Fees(1)......................   None
Exchange Fees...........................   None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------

Advisory Fees (After Fee Waivers).......   .55%
12b-1 Fees..............................   None
Other Expenses..........................   .33%
                                          ------
Total Fund Operating Expenses (After Fee
  Waivers)..............................   .88%
                                          ------
                                          ------

---------

(1) Direct Investors (as defined below under "How to Purchase and Redeem Shares") are charged a $5.00 fee if redemption proceeds are paid by wire.

Example: you would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   ---------
Corporate Bond Fund.....................    $9       $28       $48       $106

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .75% and Total Fund Operating Expenses would be 1.08% for Trust Shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees charged by affiliates of Fleet or any other institution directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of shares in the Fund, Retail A Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except that
(i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of .15% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                             CORPORATE BOND FUND(1)
             (FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                        1997           1996         1995(1)
                                                    ------------   ------------   ------------
Net Asset Value, Beginning of period..............      $ 10.53        $ 10.74        $ 10.00
                                                    ------------   ------------   ------------
Income from Investment Operations:
  Net investment income(2)........................         0.66           0.64           0.61
  Net realized and unrealized gain (loss) on
   investments....................................         0.11          (0.13)          0.74
                                                    ------------   ------------   ------------
    Total from Investment Operations:.............         0.77           0.51           1.35
                                                    ------------   ------------   ------------
Less Dividends:
  Dividends from net investment income............        (0.66)         (0.64)         (0.61)
  Dividends from net realized capital gains.......        (0.01)         (0.08)            --
                                                    ------------   ------------   ------------
    Total Dividends:..............................        (0.67)         (0.72)         (0.61)
                                                    ------------   ------------   ------------
Net increase (decrease) in net asset value........         0.10          (0.21)          0.74
                                                    ------------   ------------   ------------
Net Asset Value, End of period....................      $ 10.63        $ 10.53        $ 10.74
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------
Total Return......................................         7.56%          5.00%         13.85%(3)
Ratios/Supplemental Data:
Net Assets, End of period (000's).................      $91,728        $107,728       $37,391
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................         6.27%          6.13%          6.61%(4)
  Operating expenses including
   reimbursement/waiver...........................         0.80%          0.85%          1.06%(4)
  Operating expenses excluding
   reimbursement/waiver...........................         1.00%          1.05%          1.26%(4)
Portfolio Turnover Rate...........................           37%            84%            41%(3)

---------

(1)  The Fund commenced operations on December 12, 1994.
(2) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997 and 1996 and for the period ended October 31, 1995 was $0.64, $0.62 and $0.57, respectively.
(3)  Not Annualized.
(4)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek a high level of current income. Subject to this objective, Fleet Investment Advisors Inc., the Fund's investment adviser ("Fleet"), will consider the total rate of return on securities in managing the Fund. Under normal market and economic conditions, the Fund invests at least 65% of its total assets in corporate debt obligations, which means obligations of (i) domestic or foreign business corporations, which may be convertible into common stock or other securities, or (ii) agencies, instrumentalities or authorities which are organized in corporate form by the United States, by one or more states or political subdivisions in the United States or by one or more foreign governments or political subdivisions. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. The Fund may also invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, or by supranational banks or other organizations. Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of their tax status or prevailing economic, regulatory or other circumstances, the performance of such securities is expected to be comparable to that of corporate or U.S. Government debt obligations. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." The Fund may also invest in "money market" instruments. The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund invests substantially all (and not less than 95%) of its assets in debt obligations rated, at the time of purchase, within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by Fleet to be of comparable quality), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and money market instruments. Debt obligations rated in the fourth highest rating categories (BBB or Baa) possess speculative characteristics and are more susceptible than those in the top three rating categories to changes in economic or other conditions that could lead to a weakened capacity to make payments of interest and principal. In the event that the rating of any debt obligation held by the Fund falls below the four highest rating categories of S&P or Moody's, the Fund will not be obligated to dispose of such investment obligation and may continue to hold the obligation as long as (i) the value of all the debt obligations of the Fund which are rated below such four highest rating categories does not exceed 5% of the Fund's net assets, and (ii) in the opinion of Fleet such investment is considered appropriate under the circumstances. Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated BBB/Baa or better. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risk Considerations." The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

    Fleet expects that under normal market conditions, the Fund's portfolio securities will have an average weighted maturity of three to ten years. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

    Generally, the market value of fixed income securities in the Fund can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Fund, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    The Fund's investments in obligations rated below the four highest ratings assigned by S&P and Moody's have different risks than investments in securities that are rated "investment grade." Risk of loss upon default by the issuer is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment grade issuers. As a result, the market price of such securities may be particularly volatile.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

FOREIGN INVESTMENTS

    The Fund may invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risk Considerations" above. The Fund will not invest more than 20% of its net assets in the securities of foreign issuers.

    The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal

Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of municipal securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, and any other investment companies advised by Fleet.

INTEREST RATE FUTURES CONTRACTS

    The Fund may enter into contracts (both purchases and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which the Fund holds or intends to purchase or the Fund may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment objective.

ASSET-BACKED SECURITIES

    The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund from investing in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S.

Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

    The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

    To the extent consistent with its investment objective, the Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either future interest payments or future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Fund. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

BANK INVESTMENT CONTRACTS

    The Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ZERO COUPON BONDS

    Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

    A broker/dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

    The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a U.S. Government agency or a corporation in zero coupon form.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, interest rate futures, certain asset-backed and mortgage-backed securities, certain zero coupon bonds and currency forward contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing.

        3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, (i) the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (ii) mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    FD Distributors has established several procedures to enable different types of investors to purchase Trust Shares of the Fund. Trust Shares may be purchased by investors ("Customers") (i) who maintain qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., (ii) who are participants in employer-sponsored defined contribution plans, or (iii) who are customers of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares of the Fund may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others ("Direct Investors"). Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Trust Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Trust Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institutions and beneficial ownership of Trust Shares will be recorded by the Institutions and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Trust Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Trust Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Trust Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Trust Shares through their Institution should contact such entity (in the case of employer-sponsored defined contribution plans, their employer) directly for appropriate purchase instructions.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by the Institutions to their Customers. Information pertaining to such plans is available directly from the Institution.

PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Trust Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund to:

       The Galaxy Fund
       P.O. Box 5108
       4400 Computer Drive
       Westboro, MA 01581-5108

    All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling FD Distributors at 1-800-628-0414.

    Subsequent investments in an existing account may be made at any time by sending a check payable to the Fund to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

    PURCHASES BY WIRE. Direct Investors may also purchase Trust Shares of the Fund by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Such purchases may only be made on days on which FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business. Prior to making any purchase by wire, an investor must telephone 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

       Fleet Bank of Massachusetts, N.A.
       75 State Street
       Boston, MA 02109
       ABA #0110-0013-8
       DDA #79673-5702
       Ref: The Galaxy Fund
           [Shareholder Name]
           [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received. Direct Investors making subsequent investments by wire should follow the instructions above.

OTHER PURCHASE INFORMATION

    Although Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares of the Fund, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Share certificates will not be issued.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Trust Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their Institutions. It is the responsibility of the Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge their Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institution.

REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Trust Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

       The Galaxy Fund
       P.O. Box 5108
       4400 Computer Drive
       Westboro, MA 01581-5108

    A written redemption request must (i) state the name of the Fund and the number of Trust Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Fund ordinarily will make payment for Trust Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors may redeem Trust Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees.)

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Trust Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Trust Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy, at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Trust Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/ or bank). If Galaxy fails to follow established procedures for the authentication of telephone transactions, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    NO REDEMPTION BY A DIRECT INVESTOR WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE TRUST SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE TRUST SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

OTHER REDEMPTION INFORMATION

    If an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Trust Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

                              INFORMATION SERVICES

GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center Automated Telephone Service, just call 1-800-628-0414.

VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions. These transactions are subject to the terms and conditions described above under "How To Purchase and Redeem Shares." To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

GALAXY SHAREHOLDER SERVICES

    For account information, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Trust Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared daily and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers of Institutions will be in accordance with the procedures governing such Customers' accounts at their Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporations.

    Distribution by the Fund of "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. Such distributions are not eligible for the dividends received deduction.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to contact their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fee payable by the Fund such that it is entitled to receive advisory fees at the annual rate of .55% of the Fund's average daily net assets. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of .55% of the Fund's average daily net assets.

    The Fund's portfolio manager, David Lindsay, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Lindsay, a Senior Vice President, has been with Fleet and its predecessors since 1986 and has been the Fund's portfolio manager since its inception.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at an annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily, all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows: Class T-Series 1 shares (Trust Shares) and Class T-Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414. As of the date of this Prospectus, Retail A Shares of the Fund are not being offered to investors.

    Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to the servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividend and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

    Any additional fees charged by Institutions to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                               CORPORATE BOND
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-426 15026 (3/98)

                                THE GALAXY FUND

4400 Computer Drive           For an application and information regarding
Westboro, Massachusetts       purchases, redemptions, exchanges and other
01581-5108                    shareholder services or for current performance,
                              call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus relates to three separate investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy. Each Fund has its own investment objective and policies:

    The SHORT-TERM BOND FUND'S investment objective is to seek a high level of current income consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations of domestic and foreign issuers rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    The INTERMEDIATE GOVERNMENT INCOME FUND'S investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, the Fund's investment adviser will consider the total rate of return on portfolio securities in managing the Fund. Under normal market and economic conditions, the Fund will invest substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in debt obligations rated at the time of purchase within the three highest rating categories assigned by S&P or Moody's (or which, if unrated, are of comparable quality) and in "money market" instruments.

    The HIGH QUALITY BOND FUND'S investment objective is to seek a high level of current income consistent with prudent risk of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in high quality debt obligations that are rated at the time of purchase within the three highest rating categories assigned by S&P or Moody's (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    This Prospectus describes the Retail A Shares representing interests in each Fund and the Retail B Shares representing interests in the Short-Term Bond and High Quality Bond Funds (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue another series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Retail A Shares, Retail B Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet Investment Advisors Inc. or its parent, Fleet Financial Group, Inc., and affiliates.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 28, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME and HIGH QUALITY BOND FUNDS. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, U.S. TREASURY, TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL GOVERNMENT MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, MIDCAP EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME, STRATEGIC EQUITY, CORPORATE BOND, TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND and RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUNDS?

    A: The Funds are managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1997 of approximately $85.5 billion. See "Management of the Funds--Investment Adviser."

    Q: WHAT ADVANTAGES DO THE FUNDS OFFER?

    A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-seven mutual funds should your investment goals change.

    Q: HOW CAN I BUY AND REDEEM SHARES?

    A: The Funds are distributed by First Data Distributors, Inc. Retail Shares of the Funds are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased on behalf of Customers of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Funds may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .15% of the average daily net asset value of such Shares. Retail B Shares of the Short-Term Bond and High Quality Bond Funds may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain share redemptions made within six years of the purchase date at the maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed shares or (ii) the original purchase price of the redeemed shares. Retail B Shares are currently subject to shareholder servicing and distribution fees of up to .80% of the average daily net asset value of such Shares. Share purchase and redemption information for both Direct Investors and Customers of Institutions is provided below under "How to Purchase Shares" and "How to Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares" below.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Funds are declared daily and paid monthly. Net realized capital gains of the Funds are distributed at least annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional shares of the same series of shares with respect to which the dividend or distribution was declared without sales or CDSC charges. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUNDS' INVESTMENT PRACTICES?

    A: The Short-Term Bond Fund invests primarily in corporate debt obligations rated within the four highest rating categories assigned by S&P or Moody's. Corporate debt obligations rated in the lowest of the four highest rating categories assigned by Moody's or S&P are considered to have speculative characteristics, even though they are of investment grade quality. The Intermediate Government Income and High Quality Bond Funds invest in such obligations rated within the three highest rating categories assigned by S&P or Moody's. The Short-Term Bond Fund may invest in the debt obligations of foreign corporations and banks and in obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities. Each Fund may invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States. The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers. In addition, each Fund may enter into interest rate futures contracts. The Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. In addition, the Funds may acquire "stand-by commitments" with respect to obligations issued by state or local governmental issuers ("municipal securities") held in their respective portfolios. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objectives and Policies."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUNDS?

    A: Retail A Shares of a Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Short-Term Bond and High Quality Bond Funds may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to additional sales or CDSC charges. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plans ("SEP") accounts and Keogh Plan accounts, which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Multi-Employee Retirement Plans ("MERP") accounts which can be established by Customers directly with Fleet Brokerage Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares on a monthly or quarterly basis, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail A Shares and/or Retail B Shares, and (ii) the operating expenses for Retail A Shares and/or Retail B Shares of each Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. ANNUAL FUND OPERATING EXPENSES are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                                          INTERMEDIATE
                                       SHORT-TERM         GOVERNMENT        HIGH QUALITY
                                        BOND FUND         INCOME FUND         BOND FUND
                                  ---------------------   -----------   ---------------------
                                   (RETAIL     (RETAIL      (RETAIL      (RETAIL     (RETAIL
                                  A SHARES)   B SHARES)    A SHARES)    A SHARES)   B SHARES)
                                  ---------   ---------   -----------   ---------   ---------

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Maximum Front End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).........................     3.75%(1)    None         3.75%(1)     3.75%(1)    None
Maximum Deferred Sales Charge
 (as a percentage of offering
 price).........................     None        5.00%(2)     None         None        5.00%(2)
Sales Charge Imposed on
 Reinvested Dividends...........     None        None         None         None        None
Redemption Fees(3)..............     None        None         None         None        None
Exchange Fees...................     None        None         None         None        None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
ASSETS)
--------------------------------
Advisory Fees (After Fee
 Waivers).......................      .55%        .55%         .55%         .55%        .55%
12b-1 Fees(4)...................     None         .80%        None         None         .80%
Other Expenses..................      .58%        .43%         .51%         .51%        .38%
                                  ---------   ---------   -----------   ---------   ---------
Total Fund Operating Expenses
 (After Fee Waivers)............     1.13%       1.78%        1.06%        1.06%       1.73%
                                  ---------   ---------   -----------   ---------   ---------
                                  ---------   ---------   -----------   ---------   ---------

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no sales charge as part of an investment of $500,000 or more. See "How to Purchase and Redeem Shares--Applicable Sales Charges--Retail A Shares."
(2) This amount applies to redemptions during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase and Redeem Shares--Applicable Sales Charge--Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Retail A Shares do not currently charge 12b-1 fees. Long-term investors in Retail B Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

--------------------------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
Short-Term Bond Fund (Retail A Shares)(1).........    $49       $72       $ 97      $168
Short-Term Bond Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $68       $85       $115      $174(3)
  Assuming no redemption..........................    $18       $55       $ 95      $174(3)
Intermediate Government Income Fund (Retail A
 Shares)(1).......................................    $48       $70       $ 93      $160
High Quality Bond Fund (Retail A Shares)(1).......    $48       $70       $ 93      $160
High Quality Bond Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $67       $84       $112      $167(3)
  Assuming no redemption..........................    $17       $54       $ 92      $167(3)

--------------------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2)  Assumes deduction of maximum applicable contingent deferred sales charge.
(3)  Based on conversion of Retail B Shares to Retail A Shares after six years.

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Retail A and/or Retail B Shares of the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses that each Fund expects to incur during the current fiscal year on its Retail A and/or Retail B Shares. Without voluntary fee waivers by Fleet, "Advisory Fees" would be .75% and .75% for Retail A Shares and Retail B Shares, respectively, of the Short-Term Bond Fund, .75% for Retail A Shares of the Intermediate Government Income Fund and .75% and .75% for Retail A Shares and Retail B Shares, respectively, of the High Quality Bond Fund, Other Expenses would be .58% and
 .43% for Retail A Shares and Retail B Shares, respectively, of the Short-Term Bond Fund, .51% for Retail A Shares of the Intermediate Government Income Fund and .51% and .38% for Retail A Shares and Retail B Shares, respectively, of the High Quality Bond Fund, and Total Fund Operating Expenses would be 1.33% and 1.98% for Retail A Shares and Retail B Shares, respectively, of the Short-Term Bond Fund, 1.26% for Retail A Shares of the Intermediate Government Income Fund and 1.26% and 1.93% for Retail A Shares and Retail B Shares, respectively, of the High Quality Bond Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes Retail A Shares in each Fund and Retail B Shares in the Short-Term Bond and High Quality Bond Funds. Galaxy is also authorized to issue an additional series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus. Retail A Shares, Retail B Shares and Trust Shares represent equal pro rata interests in each Fund, except that (i) effective October 1, 1994, Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to
 .15% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Short-Term Bond and High Quality Bond Funds bear the expenses incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .80% of the average daily net asset value of each Fund's outstanding Retail B Shares, and (iii) Retail A Shares, Retail B Shares and Trust Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflect the investment results of both Retail A Shares and Trust Shares of the Funds (Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992). More information about the performance of the Funds is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                            SHORT-TERM BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    YEAR ENDED OCTOBER 31,
                                      --------------------------------------------------
                                                1997                      1996
                                      ------------------------   -----------------------
                                       RETAIL        RETAIL       RETAIL       RETAIL
                                      A SHARES      B SHARES     A SHARES   B SHARES(3)
                                      ---------   ------------   --------   ------------
Net Asset Value, Beginning of
 Period.............................  $   9.99    $      9.99    $ 10.06       $10.09
                                      ---------        ------    --------      ------
Income from Investment Operations:
  Net investment income(4,5)........      0.53           0.46       0.52         0.31
  Net realized and unrealized gain
   (loss) on investments............      0.02           0.03      (0.07)       (0.10)
                                      ---------        ------    --------      ------
      Total from Investment
       Operations:..................      0.55           0.49       0.45         0.21
                                      ---------        ------    --------      ------
Less Dividends:
  Dividends from net investment
   income...........................     (0.53)         (0.47)     (0.52)       (0.31)
  Dividends from net realized
   capital gains....................        --             --         --           --
  Dividends in excess of net
   realized capital gains...........        --             --         --           --
                                      ---------        ------    --------      ------
      Total Dividends...............     (0.53)         (0.47)     (0.52)       (0.31)
                                      ---------        ------    --------      ------
Net increase (decrease) in net asset
 value..............................      0.02           0.02      (0.07)       (0.10)
                                      ---------        ------    --------      ------
Net Asset Value, End of Period......  $  10.01    $     10.01    $  9.99       $ 9.99
                                      ---------        ------    --------      ------
                                      ---------        ------    --------      ------
Total Return(6).....................      5.64%          4.99%      4.63%        2.12%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's)...  $ 27,961    $       905    $33,388       $  260
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.............      5.29%          4.56%      5.22%        4.73%(8)
  Operating expenses including
   reimbursement/waiver.............      1.00%          1.75%      1.11%        1.77%(8)
  Operating expenses excluding
   reimbursement/waiver.............      1.21%          2.01%      1.35%        1.98%(8)
Portfolio Turnover Rate.............       173%           173%       214%         214%


                                                                        PERIOD ENDED
                                        1995       1994                 OCTOBER 31,
                                      --------   --------
                                         RETAIL SHARES      1993(2)      1992(1,2)
                                      -------------------   --------   --------------
Net Asset Value, Beginning of
 Period.............................  $   9.73   $  10.30   $  10.09       $ 10.00
                                      --------   --------   --------       -------
Income from Investment Operations:
  Net investment income(4,5)........      0.55       0.44       0.47          0.42
  Net realized and unrealized gain
   (loss) on investments............      0.33      (0.51)      0.22          0.09
                                      --------   --------   --------       -------
      Total from Investment
       Operations:..................      0.88      (0.07)      0.69          0.51
                                      --------   --------   --------       -------
Less Dividends:
  Dividends from net investment
   income...........................     (0.55)     (0.44)     (0.47)        (0.42)
  Dividends from net realized
   capital gains....................        --         --      (0.01)           --
  Dividends in excess of net
   realized capital gains...........        --      (0.06)        --            --
                                      --------   --------   --------       -------
      Total Dividends...............     (0.55)     (0.50)     (0.48)        (0.42)
                                      --------   --------   --------       -------
Net increase (decrease) in net asset
 value..............................      0.33      (0.57)      0.21          0.09
                                      --------   --------   --------       -------
Net Asset Value, End of Period......  $  10.06   $   9.73   $  10.30       $ 10.09
                                      --------   --------   --------       -------
                                      --------   --------   --------       -------
Total Return(6).....................      9.28%     (0.68)%     6.98%         5.21%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's)...  $ 31,542   $ 34,061   $ 85,211       $57,403
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.............      5.54%      4.43%      4.51%         5.77%(8)
  Operating expenses including
   reimbursement/waiver.............      0.99%      0.93%      0.86%         0.90%(8)
  Operating expenses excluding
   reimbursement/waiver.............      1.32%      1.14%      1.06%         1.20%(8)
Portfolio Turnover Rate.............       289%       233%       100%          114%(7)

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began offering Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for (i) Retail A Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.51, $0.50, $0.52 and
     $0.42, respectively, and for (ii) Retail B Shares for the year ended October 31, 1997 and for the period ended October 31, 1996 was $0.44 and $0.29, respectively.
(5) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.45 and $0.40, respectively.
(6) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(7)  Not Annualized.
(8)  Annualized.

                     INTERMEDIATE GOVERNMENT INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                YEAR ENDED OCTOBER 31,
                                      ------------------------------------------
                                        1997       1996       1995       1994
                                      --------   --------   --------   ---------
                                       RETAIL     RETAIL     RETAIL     RETAIL
                                      A SHARES   A SHARES    SHARES     SHARES
                                      --------   --------   --------   ---------
Net Asset Value, Beginning of
 Period.............................  $ 10.06    $ 10.28    $   9.68   $   10.72
                                      --------   --------   --------   ---------
Income from Investment Operations:
  Net investment income(3,4)........     0.59       0.57        0.61        0.57
  Net realized and unrealized gain
  (loss) on investments.............     0.12      (0.22)       0.60       (1.03)
                                      --------   --------   --------   ---------
     Total from Investment
      Operations:...................     0.71       0.35        1.21       (0.46)
                                      --------   --------   --------   ---------
Less Dividends:
  Dividends from net investment
  income............................    (0.59)     (0.57)      (0.61)      (0.56)
  Dividends in excess of net
  investment income.................       --         --          --       (0.01)
  Dividends from net realized
  capital gains.....................       --         --          --          --
  Dividends in excess of net
  realized capital gains............       --         --          --       (0.01)
                                      --------   --------   --------   ---------
     Total Dividends................    (0.59)     (0.57)      (0.61)      (0.58)
                                      --------   --------   --------   ---------
Net increase (decrease) in net asset
 value..............................     0.12      (0.22)       0.60       (1.04)
                                      --------   --------   --------   ---------
Net Asset Value, End of Period......  $ 10.18    $ 10.06    $  10.28   $    9.68
                                      --------   --------   --------   ---------
                                      --------   --------   --------   ---------
Total Return(5).....................     7.33%      3.58%      12.85%      (4.42)%
Ratios/Supplemental Data:
  Net Assets, End of Period
  (000's)...........................  $65,626    $79,741    $ 79,558   $  94,669
Ratios to average net assets:
  Net investment income including
  reimbursement/ waiver.............     5.90%      5.69%       6.10%       5.58%
  Operating expenses including
  reimbursement/ waiver.............     1.02%      1.04%       1.02%       0.78%
  Operating expenses excluding
  reimbursement/ waiver.............     1.22%      1.24%       1.26%       0.99%
Portfolio Turnover Rate.............      128%       235%        145%        124%


                                                    YEAR ENDED OCTOBER 31,(2)                  PERIOD ENDED
                                      ------------------------------------------------------   OCTOBER 31,
                                        1993        1992        1991       1990       1989      1988(1,2)
                                      ---------   ---------   --------   --------   --------   ------------
Net Asset Value, Beginning of
 Period.............................  $   10.83   $   10.46   $   9.73   $  10.27   $  10.40       $ 10.00
                                      ---------   ---------   --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income(3,4)........       0.65        0.71       0.73       0.76       0.82          0.11
  Net realized and unrealized gain
  (loss) on investments.............       0.10        0.40       0.71      (0.56)      0.16          0.29
                                      ---------   ---------   --------   --------   --------   ------------
     Total from Investment
      Operations:...................       0.75        1.11       1.44       0.20       0.98          0.40
                                      ---------   ---------   --------   --------   --------   ------------
Less Dividends:
  Dividends from net investment
  income............................      (0.64)      (0.74)     (0.71)     (0.74)     (0.96)           --
  Dividends in excess of net
  investment income.................      (0.03)         --         --         --         --            --
  Dividends from net realized
  capital gains.....................      (0.19)         --         --         --      (0.15)           --
  Dividends in excess of net
  realized capital gains............         --          --         --         --         --            --
                                      ---------   ---------   --------   --------   --------   ------------
     Total Dividends................      (0.86)      (0.74)     (0.71)     (0.74)     (1.11)           --
                                      ---------   ---------   --------   --------   --------   ------------
Net increase (decrease) in net asset
 value..............................      (0.11)       0.37       0.73      (0.54)     (0.13)         0.40
                                      ---------   ---------   --------   --------   --------   ------------
Net Asset Value, End of Period......  $   10.72   $   10.83   $  10.46   $   9.73   $  10.27       $ 10.40
                                      ---------   ---------   --------   --------   --------   ------------
                                      ---------   ---------   --------   --------   --------   ------------
Total Return(5).....................       7.06%      10.95%     15.35%      2.06%     10.22%         3.90%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period
  (000's)...........................  $ 447,359   $ 199,135   $ 99,942   $ 80,645   $ 71,400       $58,318
Ratios to average net assets:
  Net investment income including
  reimbursement/ waiver.............       6.03%       6.52%      7.25%      7.69%      8.19%         6.41%(7)
  Operating expenses including
  reimbursement/ waiver.............       0.80%       0.80%      0.96%      0.98%      0.99%         0.98%(7)
  Operating expenses excluding
  reimbursement/ waiver.............       1.00%       0.94%      0.96%      0.99%      1.00%         0.98%(7)
Portfolio Turnover Rate.............        153%        103%       150%       162%       112%           41%(6)

--------------------------

(1) The Fund (formerly called the Intermediate Bond Fund) commenced operations on September 1, 1988.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.57, $0.55, $0.58 and
     $0.54, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1993, 1992, 1991, 1990 and 1989 and for the period ended October 31, 1988 was $0.63, $0.70, $0.73, $0.73, $0.82 and $0.11
     respectively.
(5) Calculation does not include the effect of any sales charge for Retail A Shares.
(6)  Not Annualized.
(7)  Annualized.

                           HIGH QUALITY BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                            YEAR ENDED                YEAR ENDED
                                         OCTOBER 31, 1997          OCTOBER 31, 1996
                                      -----------------------   ----------------------
                                       RETAIL       RETAIL       RETAIL      RETAIL
                                      A SHARES     B SHARES     A SHARES   B SHARES(3)
                                      ---------   -----------   --------   -----------
Net Asset Value, Beginning of
 Period.............................  $   10.47     $   10.47   $ 10.63      $10.72
                                      ---------   -----------   --------   -----------
Income from Investment Operations:
  Net investment income(4,5)........       0.60          0.53      0.59        0.36
  Net realized and unrealized gain
   (loss) on investments............       0.23          0.24     (0.16)      (0.25)
                                      ---------   -----------   --------   -----------
      Total from Investment
       Operations:..................       0.83          0.77      0.43        0.11
                                      ---------   -----------   --------   -----------
Less Dividends:
  Dividends from net investment
   income...........................      (0.60)        (0.54)    (0.59)      (0.36)
  Dividends from net realized
   capital gains....................         --            --        --          --
  Dividends in excess of net
   realized capital gains...........         --            --        --          --
                                      ---------   -----------   --------   -----------
      Total Dividends:..............      (0.60)        (0.54)    (0.59)      (0.36)
                                      ---------   -----------   --------   -----------
Net increase (decrease) in net asset
 value..............................       0.23          0.23     (0.16)      (0.25)
                                      ---------   -----------   --------   -----------
Net Asset Value, End of Period......  $   10.70     $   10.70   $ 10.47      $10.47
                                      ---------   -----------   --------   -----------
                                      ---------   -----------   --------   -----------
Total Return(6).....................       8.22%         7.59%     4.24%       1.14%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's)...  $  27,950     $   1,998   $30,984      $  646
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.............       5.73%         5.07%     5.66%       5.34%(8)
  Operating expenses including
   reimbursement/waiver.............       1.01%         1.69%     1.07%       1.60%(8)
  Operating expenses excluding
   reimbursement/waiver.............       1.21%         1.95%     1.28%       1.81%(8)
Portfolio Turnover Rate.............        182%          182%      163%        163%

                                          YEAR ENDED
                                      -------------------        YEAR ENDED
                                                               OCTOBER 31,(2)
                                        1995       1994     ---------------------   PERIOD ENDED
                                      --------   --------                           OCTOBER 31,
                                         RETAIL SHARES        1993        1992       1991(1,2)
                                      -------------------   ---------   ---------   ------------
Net Asset Value, Beginning of
 Period.............................  $   9.54   $  11.37   $   10.60   $   10.35     $ 10.00
                                      --------   --------   ---------   ---------   ------------
Income from Investment Operations:
  Net investment income(4,5)........      0.62       0.64        0.66        0.68        0.64
  Net realized and unrealized gain
   (loss) on investments............      1.09      (1.56)       0.93        0.36        0.33
                                      --------   --------   ---------   ---------   ------------
      Total from Investment
       Operations:..................      1.71      (0.92)       1.59        1.04        0.97
                                      --------   --------   ---------   ---------   ------------
Less Dividends:
  Dividends from net investment
   income...........................     (0.62)     (0.64)      (0.66)      (0.71)      (0.62)
  Dividends from net realized
   capital gains....................        --         --       (0.16)      (0.08)         --
  Dividends in excess of net
   realized capital gains...........        --      (0.27)         --          --          --
                                      --------   --------   ---------   ---------   ------------
      Total Dividends:..............     (0.62)     (0.91)      (0.82)      (0.79)      (0.62)
                                      --------   --------   ---------   ---------   ------------
Net increase (decrease) in net asset
 value..............................      1.09      (1.83)       0.77        0.25        0.35
                                      --------   --------   ---------   ---------   ------------
Net Asset Value, End of Period......  $  10.63   $   9.54   $   11.37   $   10.60     $ 10.35
                                      --------   --------   ---------   ---------   ------------
                                      --------   --------   ---------   ---------   ------------
Total Return(6).....................     18.46%     (8.41)%     15.63%      10.32%      10.04%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's)...  $ 30,093   $ 26,654   $ 162,594   $ 108,774     $57,580
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.............      6.16%      6.25%       5.98%       6.55%       7.25%(6)
  Operating expenses including
   reimbursement/waiver.............      1.02%      0.81%       0.76%       0.87%       0.95%(8)
  Operating expenses excluding
   reimbursement/waiver.............      1.26%      1.02%       0.96%       0.94%       0.95%(8)
Portfolio Turnover Rate.............       110%       108%        128%        121%        145%(7)

--------------------------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began offering Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for (i) Retail A Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.58, $0.57, $0.59 and
     $0.62, respectively, for (ii) Retail B Shares for the year ended October 31, 1997 and for the period ended October 31, 1996 was $0.51 and $0.34, respectively.
(5) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 was $0.63, $0.67 and $0.64, respectively.
(6) Calculation does not include the effect of any sales charge for Retail A and Retail B Shares.
(7)  Not Annualized.
(8)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

    Fleet Investment Advisors Inc. ("Fleet") will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

                              SHORT-TERM BOND FUND

    The Short-Term Bond Fund's investment objective is to seek a high level of current income consistent with preservation of capital. The Fund will invest substantially all of its assets in debt obligations of domestic and foreign corporations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in bonds and debentures, subject to the quality standards described below. The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations rated at the time of purchase within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies." Debt obligations rated within the four highest rating categories assigned by S&P or Moody's are considered to be investment grade. Debt obligations rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in debt obligations rated in the three highest rating categories assigned by S&P or Moody's. Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated BBB/Baa or better. When, in the opinion of Fleet, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term money market instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations of foreign banks and in obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities. Such obligations include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

    Under normal conditions the Fund's portfolio securities will have an average weighted maturity of less than three years.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund.

                      INTERMEDIATE GOVERNMENT INCOME FUND

    The Intermediate Government Income Fund's investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, Fleet will consider the total rate of return on securities in managing the Fund. The Fund will invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in corporate debt obligations such as bonds and debentures, obligations convertible into common stock and "money market" instruments, such as bank obligations and commercial paper, and in asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in municipal securities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in debt obligations rated, at the time of purchase, within the three highest rating categories assigned by S&P ("AAA," "AA" and "A") or Moody's ("Aaa," "Aa" and "A") (or which, if unrated, are determined by Fleet to be of comparable quality) and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. Notwithstanding the foregoing, under normal market and economic conditions, at least 65% of the Fund's assets will be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. When, in the opinion of Fleet, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

    Fleet expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of three to ten years.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund.

                             HIGH QUALITY BOND FUND

    The High Quality Bond Fund's investment objective is to seek a high level of current income consistent with prudent risk of capital. The Fund will invest substantially all of its assets in debt obligations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in municipal securities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also enter into interest rate futures contracts to hedge against changes in the market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations." At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in high quality debt obligations that are rated, at the time of purchase, within the three highest rating categories assigned by S&P ("AAA," "AA" and "A") or Moody's ("Aaa," "Aa" and "A") (or which, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Unrated securities will be determined to be of comparable quality to high quality debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. When, in the opinion of Fleet, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

    The Fund seeks to provide a current yield greater than that generally available from a portfolio of high quality short-term obligations. The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Fund adjusts its average weighted maturity and its holdings of corporate and U.S. Government debt securities in a manner consistent with Fleet's assessment of prospective changes in interest rates. The success of this strategy depends upon Fleet's ability to predict changes in interest rates.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. The high quality credit criteria applied to the selection of portfolio securities are intended to reduce adverse price changes due to credit considerations. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund.

                          SPECIAL RISK CONSIDERATIONS

    Investments by the Short-Term Bond Fund in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

    Although the Short-Term Bond Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's foreign securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

            U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a

Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations."

                         TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of municipal securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

                VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES

    Municipal securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

                  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

                               SECURITIES LENDING

    Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

                         INVESTMENT COMPANY SECURITIES

    The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

                        INTEREST RATE FUTURES CONTRACTS

    The Funds may enter into contracts (both purchase and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which a Fund intends to purchase will require an amount of cash and/or liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or a Fund may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

                      WHEN-ISSUED, FORWARD COMMITMENT AND
                        DELAYED SETTLEMENT TRANSACTIONS

    Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives.

                              STAND-BY COMMITMENTS

    Each Fund may acquire "stand-by commitments" with respect to municipal securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

                            ASSET-BACKED SECURITIES

    Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information.

                           MORTGAGE-BACKED SECURITIES

    Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

                             MORTGAGE DOLLAR ROLLS

    Each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

                              STRIPPED OBLIGATIONS

    To the extent consistent with its investment objective, each Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

                        GUARANTEED INVESTMENT CONTRACTS

    Each Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

                           BANK INVESTMENT CONTRACTS

    Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

                             DERIVATIVE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates or indices, and include, but are not limited to, interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Funds for additional information.

                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    No Fund may:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, (a) each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                             HOW TO PURCHASE SHARES
                                  DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/ dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    GENERAL

    Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Short-Term Bond and High Quality Bond Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

    Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" before deciding between the two.

    FD Distributors has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. The Retail Shares described in this Prospectus may be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which the FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

                 PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

                     PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

     The Galaxy Fund
     P.O. Box 5108
     4400 Computer Drive
     Westboro, MA 01518-5108

    ALL PURCHASE ORDERS PLACED BY MAIL MUST BE ACCOMPANIED BY A PURCHASE APPLICATION. APPLICATIONS MAY BE OBTAINED BY CALLING FD DISTRIBUTORS AT 1-800-628-0414.

    Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

    PURCHASES BY WIRE. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     Fleet Bank of Massachusetts, N.A.
     75 State Street
     Boston, MA 02109
     ABA #0110-0013-8
     DDA #79673-5702
     Ref: The Galaxy Fund
          [Shareholder Name]
          [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by Investor Services Group. Direct Investors making subsequent investments by wire should follow the instructions above.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

                           OTHER PURCHASE INFORMATION

    Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail Share certificates will not be issued.

    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or other agent.

                   APPLICABLE SALES CHARGES--RETAIL A SHARES

    The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
                                OFFERING PRICE      NET ASSET          OFFERING PRICE
AMOUNT OF TRANSACTION             PER SHARE      VALUE PER SHARE          PER SHARE
------------------------------  --------------   ---------------   -----------------------
Less than $50,000.............       3.75              3.90                  3.25
$50,000 but less than
 $100,000.....................       3.50              3.63                  3.00
$100,000 but less than
 $250,000.....................       3.00              3.09                  2.50
$250,000 but less than
 $500,000.....................       2.50              2.56                  2.00
$500,000 and over.............       0.00*             0.00*                 0.00

--------------------------

* There is no initial sales charge on purchases of $500,000 or more of Retail A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of such Retail A Shares on the redemption date for Shares redeemed within one year after purchase. The contingent deferred sales charge will not be assessed on redemptions within one year after purchase in connection with the death or disability of a shareholder. To receive this exemption, a Direct Investor or Customer must explain the status of his or her redemption at the time the Retail A Shares are redeemed.

    Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

    FD Distributors will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with FD Distributors. The reallowance to dealers may be changed from time to time.

    At various times FD Distributors may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, FD Distributors in its discretion may from time to time, pursuant to objective criteria established by FD Distributors, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by FD Distributors out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

    Fleet's indirect parent, Fleet National Bank, or another affiliate of Fleet, may at its expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of a Fund. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

    In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

    - reinvestment of dividends and distributions;

    - purchases by any retirement account, including but not limited to SIMPLE, IRA, SEP, Keogh and Roth accounts;

    - purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

    - purchases by directors, officers and employees of broker-dealers having agreements with FD Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

    - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

    - purchases made with redemption proceeds from another mutual fund complex on which a front-end or back-end sales charge has been paid, provided the purchase is made within 60 days after the redemption;

    - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

    - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates and members of their immediate families;

    - purchases by officers, directors, employees and retirees of First Data Corporation and any of its affiliates and members of their immediate families;

    - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

    - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

    - purchases by investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

    - purchases by clients of investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

    - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and

    - any purchase pursuant to the Reinstatement Privilege described below.

                               QUANTITY DISCOUNTS

    Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

    In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact FD Distributors or your Institution.

    RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

    LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

    Investor Services Group will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, Investor Services Group, as attorney-in-fact pursuant to the terms of the Letter of Intent and at FD Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

    QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

    REINSTATEMENT PRIVILEGE. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Investor Services Group, Galaxy's transfer agents receive a reinstatement request and payment in proper form.

    Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to Investor Services Group as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

    Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

                   APPLICABLE SALES CHARGES--RETAIL B SHARES

    The public offering price for Retail B Shares of the Short-Term Bond and High Quality Bond Funds is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from FD Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charges--Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

    The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                    (AS A PERCENTAGE OF
                                                       DOLLAR AMOUNT
                 NUMBER OF YEARS                       SUBJECT TO THE
              ELAPSED SINCE PURCHASE                      CHARGE)
            --------------------------              --------------------
Less than one.....................................         5.00%
More than one but less than two...................         4.00%
More than two but less than three.................         3.00%
More than three but less than four................         3.00%
More than four but less than five.................         2.00%
More than five but less than six..................         1.00%
After six.........................................          None

    When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (I.E., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

    The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to FD Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

    EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (iv) or (viii) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) exchanges described under "Investor Programs--Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, (the "Code"); (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of the Funds with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of the Short-Term Bond or High Quality Bond Funds (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs-- Automatic Investment Program and Systematic Withdrawal Plan" below.

             CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

    The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/ distribution arrangements for both Retail A Shares and Retail B Shares are the same.

    Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges--Retail A Shares" and "Quantity Discounts.") Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .15% of a Fund's average daily net assets attributable to its Retail A Shares.

    Retail B Shares of the Short-Term Bond Fund and High Quality Bond Fund are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges--Retail B Shares.") Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

    Six years after purchase, Retail B Shares of the Short-Term Bond Fund and High Quality Bond will convert automatically to Retail A Shares of the Funds. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow FD Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted Shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

    Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charges--Retail B Shares") are also converted at the earlier of two dates--six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

     FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

    Before purchasing Retail A Shares or Retail B Shares of the Short-Term Bond Fund or High Quality Bond Fund, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the particular Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

    Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

    As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                              HOW TO REDEEM SHARES
                                    GENERAL

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Proceeds from the redemptions of Retail B Shares of the Short-Term Bond and High Quality Bond Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

                REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

    Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.

    Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

                    REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581-5108

    A written redemption request must (i) state the name of the Fund and the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Retail Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees.)

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to the Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Retail Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of the telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    NO REDEMPTION BY A DIRECT INVESTOR IN ANY FUND WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

                          OTHER REDEMPTION INFORMATION

    Except as provided under "Investor Programs" below, Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

                               INVESTOR PROGRAMS
                               EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Short-Term Bond and High Quality Bond Funds for Retail B Shares of the Money Market, Tax-Exempt Bond, Equity Value, Equity Growth, Small

Company Equity, MidCap Equity, Asset Allocation, Growth and Income, and Strategic Equity Funds offered by Galaxy, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

    No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

    The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call Investor Services Group at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Redeem Shares--Redemption Procedure--Direct Investors--Redemptions by Wire" above for a description of Galaxy's policy regarding telephone transactions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

    Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their respective Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

                                RETIREMENT PLANS

    Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

    INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

    SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Sections 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

    Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase Shares-- Other Purchase Information." Detailed information concerning eligibility, service fees and other matters relating to these plans and the form of application is available from Galaxy's distributor (call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of a Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Investor Services Group, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

                           PAYROLL DEDUCTION PROGRAM

    The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurs. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Redeem Shares--Other Redemption Information" above for further information.

    Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

                             DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct

Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES
             GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described under "How To Redeem Shares" and "Investor Programs" above. To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

    For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Funds are declared daily and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of a Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES
                                    FEDERAL

    Each Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporations.

    Distribution by a Fund of "net capital gain" (the excess of its net long-term capital gain over net short-term capital loss), if any, of a Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. Such distributions are not eligible for the dividends received deduction.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    Prior to any purchase of shares of a Fund, the impact of capital gain and other distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any capital gain or other distribution paid shortly after the purchase of shares of a Fund will have the effect of reducing the per share net asset value by the per share amount of the distribution. Furthermore, all or a portion of such distributions, although in effect a return of capital to the shareholder, are subject to tax.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

                                STATE AND LOCAL

    Investors are advised to contact their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

                               INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts, 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of each Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Funds so that it is entitled to receive advisory fees at the annual rate of .55% of each Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .55%, .55% and .55%, respectively, of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds' average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Short-Term Bond and High Quality Bond Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Short-Term Bond Fund's portfolio manager, Perry J. Vieth, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Vieth, a Vice President, has over eleven years of experience as an investment manager and previously managed the Shawmut Limited Term Income Fund for Shawmut Investment Advisors and was a manager of Fuji Securities, Inc.'s derivative products group. He also was responsible for fixed income risk management at NationsBank CRT. Mr. Vieth has managed the Short-Term Bond Fund since March 1, 1996.

    The Intermediate Government Income Fund's portfolio manager, Marie H. Schofield, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, a Vice President, has been with Fleet since 1991 and has been engaged in providing investment management services for over twenty years. She has managed the Intermediate Government Income Fund since December 1, 1996.

    Ms. Schofield also serves as portfolio manager of the High Quality Bond Fund and is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield began serving as co-portfolio manager of the Fund on March 1, 1996 and has been sole portfolio manager of the Fund since April 1, 1996.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Retail Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect their net asset value per share or result in financial losses to any shareholder.

                                 ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of each Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series of the Funds as follows: Class D shares (Trust Shares) and Class D--Special Series 1 shares (Retail A Shares), each series representing interests in the Intermediate Government Income Fund; Class J Series 1 shares (Trust Shares), Class J-- Series 2 shares (Retail A Shares) and Class J--Series 3 shares (Retail B Shares), each series representing interests in the High Quality Bond Fund; and Class L--Series 1 shares (Trust Shares), Class L--Series 2 shares (Retail A Shares) and Class L--Series 3 shares (Retail B Shares), each series representing interests in the Short-Term Bond Fund, each of which is a diversified company under the 1940 Act.

    The Board of Trustees has also authorized the issuance of additional classes and services of shares representing interests in other investment portfolios of Galaxy. For information concerning the Funds' Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Short-Term Bond and High Quality Bond Funds bear the fees that are paid under Galaxy's Distribution and Services Plan described below. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolios with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily net asset value of Retail A Shares of the Funds owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                         DISTRIBUTION AND SERVICES PLAN

    Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Short-Term Bond and High Quality Bond Funds. Under the Distribution and Services Plan, Galaxy may pay (a) FD Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and
(c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

    Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annual rate of .65% of the average daily net assets attributable to the Short-Term Bond and High Quality Bond Funds' outstanding Retail B Shares, and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .15% and .15%, respectively, of the average daily net assets attributable to each such Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

                      AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Chase Manhattan may employ sub-custodians for the Short-Term Bond Fund for the purpose of providing custodian services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by LIPPER ANALYTICAL SERVICES, INC., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Funds.

    The standard yield is computed by dividing a Fund's average daily net investment income per Share during a 30-day (or one month) base period identified in the advertisement by the maximum public offering price per share on the last day of the period, and analyzing the result on a semi-annual basis. A Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

    The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for Retail B Shares and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

    The Funds may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charge will be higher than quotations that do reflect the sales charge.

    The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged directly by Institutions to accounts of Customers that have invested in shares of a Fund will not be included in performance calculations.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS................................................................   1
EXPENSE SUMMARY...........................................................   3
FINANCIAL HIGHLIGHTS......................................................   5
INVESTMENT OBJECTIVES AND POLICIES........................................   9
  Short-Term Bond Fund....................................................   9
  Intermediate Government Income Fund.....................................   10
  High Quality Bond Fund..................................................   10
  Special Risk Considerations.............................................   11
  Other Investment Policies and Risk Considerations.......................   11
INVESTMENT LIMITATIONS....................................................   17
PRICING OF SHARES.........................................................   17
HOW TO PURCHASE SHARES....................................................   18
  Distributor.............................................................   18
  General.................................................................   18
  Purchase Procedures--Customers of Institutions..........................   18
  Purchase Procedures--Direct Investors...................................   19
  Other Purchase Information..............................................   19
  Applicable Sales Charges--Retail A Shares...............................   20
  Quantity Discounts......................................................   21
  Applicable Sales Charges--Retail B Shares...............................   22
  Characteristics of Retail A Shares and Retail B Shares..................   23
  Factors to Consider When Selecting Retail A Shares or Retail B Shares...   23
HOW TO REDEEM SHARES......................................................   24
  General.................................................................   24
  Redemption Procedures--Customers of Institutions........................   24
  Redemption Procedures--Direct Investors.................................   24

                                                                            PAGE
                                                                            ----
  Other Redemption Information............................................   25
INVESTOR PROGRAMS.........................................................   25
  Exchange Privilege......................................................   25
  Retirement Plans........................................................   26
  Automatic Investment Program and Systematic Withdrawal Plan.............   27
  Payroll Deduction Program...............................................   27
  College Investment Program..............................................   27
  Direct Deposit Program..................................................   27
INFORMATION SERVICES......................................................   28
  Galaxy Information Center--24 Hour Information Service..................   28
  Voice Response System...................................................   28
  Galaxy Shareholder Services.............................................   28
DIVIDENDS AND DISTRIBUTIONS...............................................   28
TAXES.....................................................................   28
  Federal.................................................................   28
  State and Local.........................................................   29
MANAGEMENT OF THE FUNDS...................................................   29
  Investment Adviser......................................................   29
  Authority to Act as Investment Adviser..................................   30
  Administrator...........................................................   30
DESCRIPTION OF GALAXY AND ITS SHARES......................................   30
  Shareholder Services Plan...............................................   31
  Distribution and Services Plan..........................................   31
  Agreements for Sub-Account Services.....................................   32
CUSTODIAN AND TRANSFER AGENT..............................................   32
EXPENSES..................................................................   32
PERFORMANCE REPORTING.....................................................   32
MISCELLANEOUS.............................................................   33

                                     [LOGO]

                               50% Recycled Paper
                            10% Post-Consumer Waste

                                THE GALAXY FUND

4400 Computer Drive           For an application and information regarding
Westboro, Massachusetts       purchases, redemptions, exchanges and other
01581-5108                    shareholder services or for current performance,
                              call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Retail A Shares"), which represent interests in the CORPORATE BOND FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek a high level of current income by investing primarily in investment grade, fixed income obligations. Subject to this objective, the Fund's investment adviser will consider the total rate of return on portfolio securities in managing the Fund. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in obligations of private and public corporations. Under normal market and economic conditions, the Fund will invest substantially all of its assets in investment grade debt obligations rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    The Retail A Shares described in this Prospectus are offered to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in the Fund ("Trust Shares"), which are offered under a separate Prospectus primarily to investors maintaining qualified accounts primarily at bank and trust institutions affiliated with Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans. Retail A Shares and Trust Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights", "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 28, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's CORPORATE BOND FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, U.S. TREASURY, TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL GOVERNMENT MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, MIDCAP EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME, STRATEGIC EQUITY, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND and RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUND?

    A: The Fund is managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1997 of approximately $85.5 billion. See "Management of the Fund--Investment Adviser."

    Q: WHAT ADVANTAGES DOES THE FUND OFFER?

    A: The Fund offers investors the opportunity to invest in a professionally managed investment portfolio without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Fund also offers the economic advantages of block trading in portfolio securities and the availability of a family of twenty-seven mutual funds should your investment goals change.

    Q: HOW DOES ONE BUY AND REDEEM SHARES?

    A: The Fund is distributed by First Data Distributors, Inc. ("FD Distributors"). Retail A Shares of the Fund are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased on behalf of customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Fund may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .15% of the average daily net asset value of such shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. The minimum initial investment in the College Investment program described below is $100 ($50 minimum per transaction if the investment is made through the Automatic Investment Program). Institutions may require Customers to maintain certain minimum investments in Retail A Shares. See "How to Purchase and Redeem Shares" below.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Fund are declared daily and paid monthly. Net realized capital gains of the Fund are distributed at least annually. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUND'S INVESTMENT PRACTICES?

    A: The Fund invests at least 65% of its assets in corporate debt obligations, which may be convertible into common stock or other securities, rated within the four highest rating categories assigned by S&P or Moody's. Debt obligations rated in the fourth highest rating category are more susceptible than those in the top three rating categories to changes in economic or other conditions that could lead to a weakened capacity to make payments of principal and interest. The Fund may invest in the debt obligations of foreign companies, which may be convertible into common stock or other securities, and in obligations issued or guaranteed by foreign governments or any of their political sub-divisions or instrumentalities. The Fund may lend its securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers. In addition, the Fund may enter into interest rates futures contracts. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objective and Policies."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUND?

    A: Investors may exchange Retail A Shares of the Fund having a value of at least $100 for Retail A Shares of any other portfolio offered by Galaxy in which the investor has an existing account. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plan ("SEP") accounts and Keogh Plan accounts, which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Multi-Employee Retirement Plan ("MERP") accounts which can be established by customers directly with Fleet Brokerage Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail A Shares on a monthly basis, as well as other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY
    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Retail A Shares and (ii) the operating expenses for Retail A Shares of the Fund. Examples based on the summary are also shown.

                                                                                  CORPORATE BOND FUND
                                                                                  -------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Front-End Sales Charge Imposed on Purchases (on a percentage of offering
 price).........................................................................           3.75%(1)
Maximum Front-End Sales Charge Imposed on Reinvested Dividends..................           None
Deferred Sales Load.............................................................           None
Redemption Fees(2)..............................................................           None
Exchange Fees...................................................................           None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Advisory Fees (After Fee Waivers)...............................................           0.55%
12b-1 Fees......................................................................           None
Other Expenses..................................................................           0.33%
                                                                                        -------
Total Fund Operating Expenses (After Fee Waivers)...............................           0.88%
                                                                                        -------

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Purchase and Redeem Shares--Public Offering Price" and "How to Purchase and Redeem Shares--Quantity Discounts."
(2) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

--------------------------
Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
Corporate Bond Fund...............................    $46       $64       $84       $140

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Retail A Shares of the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses the Fund expects to incur during the current fiscal year on its Retail A Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .75% and Total Fund Operating Expenses would be 1.08% for Retail A Shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. See "How to Purchase and Redeem Shares-- Public Offering Price" and "How to Purchase and Redeem Shares--Quantity Discounts." For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail A Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Retail A Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Trust Shares, which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares," Retail A Shares and Trust Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .15% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Retail A Shares and Trust Shares bear differing transfer agency expenses.

    During the periods shown in the financial highlights presented below, the Fund offered only Trust Shares. The financial highlights set forth certain historic investment results of the Trust Shares of the Fund and is intended to give you a longer term perspective of the Fund's financial history. The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                              CORPORATE BOND FUND
             (FOR A TRUST SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       YEAR ENDED
                                                       OCTOBER 31,        PERIOD ENDED
                                                    -----------------     OCTOBER 31,
                                                     1997      1996         1995(1)
                                                    -------  --------  ------------------
Net Asset Value, Beginning of Period..............  $ 10.53  $  10.74        $ 10.00
                                                    -------  --------        -------
Income from Investment Operations:
  Net investment income(2)........................     0.66      0.64           0.61
  Net realized and unrealized gain (loss) on
   investments....................................     0.11     (0.13)          0.74
                                                    -------  --------        -------
      Total from Investment Operations:...........     0.77      0.51           1.35
                                                    -------  --------        -------
Less Dividends:
  Dividends from net investment income............    (0.66)    (0.64)         (0.61)
  Dividends from net realized capital gains.......    (0.01)    (0.08)            --
                                                    -------  --------        -------
      Total Dividends.............................    (0.67)    (0.72)         (0.61)
                                                    -------  --------        -------
Net increase (decrease) in net asset value........     0.10     (0.21)          0.74
                                                    -------  --------        -------
Net Asset Value, End of Period....................  $ 10.63  $  10.53        $ 10.74
                                                    -------  --------        -------
                                                    -------  --------        -------
Total Return......................................     7.56%     5.00%         13.85%(3)
Ratios/Supplemental Data:
Net Assets, End of Period (000's).................  $91,728  $107,728        $37,391
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................     6.27%     6.13%          6.61%(4)
  Operating expenses including
   reimbursement/waiver...........................     0.80%     0.85%          1.06%(4)
  Operating expenses excluding
   reimbursement/waiver...........................     1.00%     1.05%          1.26%(4)
Portfolio Turnover Rate...........................       37%       84%            41%(3)

--------------------------

(1)  The Fund commenced operations on December 12, 1994.
(2) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997 and 1996 and for the period ended October 31, 1995 was $0.64, $0.62 and $0.57, respectively.
(3)  Not Annualized.
(4)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

                                   IN GENERAL

    The Fund's investment objective is to seek a high level of current income. Subject to this objective, Fleet will consider the total rate of return on securities in managing the Fund. Under normal market and economic conditions, the Fund invests at least 65% of its total assets in corporate debt obligations, which means obligations of (i) domestic or foreign business corporations, which may be convertible into common stock or other securities, or (ii) agencies, instrumentalities or authorities which are organized in corporate form by the United States, by, one or more states or political subdivisions in the United States or by one or more foreign governments or political subdivisions. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. The Fund may also invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, or by supranational banks or other organizations. Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of their tax status or prevailing economic, regulatory or other circumstances, the performance of such securities is expected to be comparable to that of corporate or U.S. Government debt obligations. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." The Fund may also invest in "money market" instruments. The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund invests substantially all (and not less than 95%) of its assets in debt obligations rated, at the time of purchase, within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by Fleet to be of comparable quality), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and money market instruments. Debt obligations rated in the fourth highest rating categories (BBB or Baa) possess speculative characteristics and are more susceptible than those in the top three rating categories to changes in economic or other conditions that could lead to a weakened capacity to make payments of interest and principal. In the event that the rating of any debt obligation held by the Fund falls below the four highest rating categories assigned by S&P or Moody's, the Fund will not be obligated to dispose of such investment obligation and may continue to hold the obligation as long as (i) the value of all the debt obligations of the Fund which are rated below such four highest rating categories does not exceed 5% of the Fund's net assets, and (ii) in the opinion of Fleet, such investment is considered appropriate under the circumstances. Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated BBB/Baa or better. When, in the opinion of Fleet, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risk Considerations." The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

    The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly.

    Fleet expects that under normal market conditions, the Fund's portfolio securities will have an average weighted maturity of three to ten years. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

                          SPECIAL RISK CONSIDERATIONS

    Generally, the market value of fixed income securities, in the Fund can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Fund, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    The Fund's investments in obligations rated below the four highest ratings assigned by S&P and Moody's have different risks than investments in securities that are rated "investment grade." Risk of loss upon default by the issuer is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment grade issuers. As a result, the market price of such securities may be particularly volatile.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

FOREIGN INVESTMENTS

    The Fund may invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risk Considerations" above. The Fund will not invest more than 20% of its net assets in the securities of foreign issuers.

    The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of municipal securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, and any other investment companies advised by Fleet.

INTEREST RATE FUTURES CONTRACTS

    The Fund may enter into contracts (both purchases and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which the Fund holds or intends to purchase or the Fund may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment objective.

ASSET-BACKED SECURITIES

    The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund from investing in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

    The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

    To the extent consistent with its investment objective, the Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either future interest payments or future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers such as banks and other institutions are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Fund. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

BANK INVESTMENT CONTRACTS

    The Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ZERO COUPON BONDS

    Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

    A broker/dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

    The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a U.S. Government agency or a corporation in zero coupon form.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain derivative securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, interest rate futures, certain asset-backed and mortgage-backed securities, certain zero coupon bonds and currency forward contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing.

        3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

    With respect to Investment Limitation No. 2 above, (i) the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (ii) mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

                                  DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/ dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                               PURCHASE OF SHARES

    FD Distributors has established several procedures to enable different types of investors to purchase Retail A Shares of the Fund. The Retail A Shares described in this Prospectus may be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail A Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

                             PUBLIC OFFERING PRICE

    The public offering price for Retail A Shares of the Fund is the sum of the net asset value of the Retail A Shares pur-chased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
                                OFFERING PRICE      NET ASSET          OFFERING PRICE
AMOUNT OF TRANSACTION             PER SHARE      VALUE PER SHARE          PER SHARE
------------------------------  --------------   ---------------   -----------------------
Less than $50,000.............       3.75              3.90                  3.25
$50,000 but less than
 $100,000.....................       3.50              3.63                  3.00
$100,000 but less than
 $250,000.....................       3.00              3.09                  2.50
$250,000 but less than
 $500,000.....................       2.50              2.56                  2.00
$500,000 and over.............       0.00(*)           0.00(*)               0.00

--------------------------

* There is no initial sales charge on purchases of $500,000 or more of Retail A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of such Retail A Shares on the redemption date for shares redeemed within one year of purchase. The contingent deferred sales charge will not be assessed on redemption within one year of purchase in connection with the death or disability of a shareholder. To receive this exemption, a Direct Investor or Customer must explain the status of his or her redemption at the time the Retail A Shares are redeemed.

    Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

    FD Distributors will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

    At various times FD Distributors may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, FD Distributors in its discretion may from time to time, pursuant to objective criteria established by FD Distributors, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by FD Distributors out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Fund will receive from such sales.

    Fleet's indirect parent, Fleet National Bank, or another affiliate of Fleet, may at its expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of the Fund. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of Fleet's affiliates.

    In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Fund may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on purchasers of Retail A Shares of the Fund by the following categories of investors or in the following types of transactions:

    - reinvestment of dividends and distributions;

    - purchases by any retirement account, including, but not limited to SIMPLE, IRA, SEP, Keogh and Roth accounts;

    - purchases by persons who were beneficial owners of shares of the Fund or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

    - purchases by directors, officers and employees of broker-dealers having agreements with FD Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

    - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

    - purchases made with redemption proceeds from another mutual fund complex on which a front-end or back-end sales charge has been paid, provided the purchase is made within 60 days after the redemption;

    - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

    - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates and members of their immediate families;

    - purchases by officers, directors, employees and retirees of First Data Corporation and any of its affiliates and members of their immediate families;

    - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of any of the portfolios offered by Galaxy;

    - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisors;

    - purchases by investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

    - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

    - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and

    - any purchase pursuant to the Reinstatement Privilege described below.

                               QUANTITY DISCOUNTS

    Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

    In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact FD Distributors or your Institution.

    RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

    LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

    Investor Services Group will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, Investor Services Group, as attorney-in-fact pursuant to the terms of the Letter of Intent and at FD Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

    QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

    REINSTATEMENT PRIVILEGE. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Fund or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales charge. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Investor Services Group, Galaxy's transfer agent receives a reinstatement request and payment in proper form.

    Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to Investor Services Group as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

    Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

                 PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail A Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail A Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail A Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail A Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail A Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail A Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail A Shares through their particular Institution should contact such entity directly for appropriate purchase instructions.

                     PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail A Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581-5108

    All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling FD Distributors at 1-800-628-0414.

    Subsequent investments in an existing account may be made at any time by sending a check for a minimum of $100 payable to the Fund to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

    PURCHASES BY WIRE. Direct Investors may also purchase Retail A Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Such purchases may only be made on days on which FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business. Prior to making any purchase by wire, an investor must telephone 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     Fleet Bank of Massachusetts, N.A.
     75 State Street
     Boston, MA 02109
     ABA #0110-0013-8
     DDA #79673-5702
     Ref: The Galaxy Fund
         [Shareholder Name]
         [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by Investor Services Group. Direct Investors making subsequent investments by wire should follow the instructions above.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail A Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m.

on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

                           OTHER PURCHASE INFORMATION

    Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Retail A Shares to Direct Investors and Institutions is recorded on the books of Galaxy and share certificates will not be issued.

    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or other agent.

                REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers may redeem all or part of their Retail A Shares in accordance with procedures governing their accounts at their particular Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and to credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institution.

    DIRECT INVESTORS MAY REDEEM ALL OR PART OF THEIR RETAIL A SHARES IN ACCORDANCE WITH ANY OF THE PROCEDURES DESCRIBED BELOW.

                    REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Retail A Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581-5108

    A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Fund ordinarily will make payment for Retail A Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail A Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees).

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail A Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to the Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Retail A Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail A Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone transactions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    NO REDEMPTION BY A DIRECT INVESTOR WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL A SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL A SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

                          OTHER REDEMPTION INFORMATION

    Except as provided under "Investor Programs" below, Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail A Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of the Fund having a value of at least $100 for Retail A Shares of any of the other portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. No additional sales charge will be incurred when exchanging Retail A Shares of the Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge.

    The minimum initial investment to establish an account in another portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless at the time of exchange the Direct Investor or Customer elects, with respect to the portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the shares of the Fund and the investment of the redemption proceeds in shares of another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Direct Investors should call Investor Services Group at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Purchase and Redeem Shares--Redemption Procedures-- Direct Investors--Redemption by Wire" above for a description of Galaxy's policy regarding telephone instructions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

    Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

                                RETIREMENT PLANS

    Retail A Shares of the Fund are available for purchase in connection with the following tax deferred prototype retirement plans:

    INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

    SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    MULTI-EMPLOYEE PENSION PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

    Investors purchasing Retail A Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase and Redeem Shares--Other Purchase Information." Detailed information concerning eligibility and other matters relating to these plans and the form of application is available from FD Distributors (call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail A Shares of the Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail A Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail A Shares will be purchased, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to redeem Retail A Shares of the Fund on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within five business days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Investor Services Group, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service.

                           PAYROLL DEDUCTION PROGRAM

    The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail A Shares of the Fund will be purchased up to three days after the debit occurs. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail A Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail A Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

    Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

                             DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables Direct Investors to purchase Retail A Shares of the Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414.

    Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES

             GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center Automated Telephone Service, just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described above under "How To Purchase and Redeem Shares" and "Investor
Programs--Exchanges". To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

    For account information, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Retail A Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared daily and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail A Shares of the Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt.

                                     TAXES

                                    FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), if any, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Retail A Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code). It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporate shareholders.

    Distribution by the Fund of "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail A Shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. Such distributions are not eligible for the dividends received deduction.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the Federal income tax consequences of distributions made each year.

                                STATE AND LOCAL

    Investors are advised to contact their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

                               INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fee payable by the Fund such that it is entitled to receive advisory fees at the annual rate of .55% of the Fund's average daily net assets. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of .55% of the Fund's average daily net assets.

    The Fund's portfolio manager, David Lindsay, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Lindsay, a Senior Vice President, has been with Fleet and its predecessors since 1986 and has been the Fund's portfolio manager since its inception.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Retail A Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

                                 ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at an annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of
 .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows:
Class T--Series 1 shares (Trust Shares) and Class T--Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Trust Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily
net asset value of Retail A Shares owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                      AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5180.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Retail A Shares and Trust Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return reflect the sales load charged by the Fund with respect to its Retail A Shares and assume that dividend and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

    The Fund may also advertise total return without reflecting the sales charge imposed on the purchases of Retail A Shares in accordance with the rules of the SEC. Quotations that do not reflect a sales charge will be higher than quotations that do reflect sales charges.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged directly by Institutions to accounts of Customers that have invested in Retail A Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval by an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS................................................................   1
EXPENSE SUMMARY...........................................................   2
FINANCIAL HIGHLIGHTS......................................................   3
INVESTMENT OBJECTIVE AND POLICIES.........................................   5
  In General..............................................................   5
  Special Risk Considerations.............................................   5
  Other Investment Policies and Risk Considerations.......................   6
INVESTMENT LIMITATIONS....................................................   11
PRICING OF SHARES.........................................................   12
HOW TO PURCHASE AND REDEEM SHARES.........................................   12
  Distributor.............................................................   12
  Purchase of Shares......................................................   12
  Public Offering Price...................................................   13
  Quantity Discounts......................................................   14
  Purchase Procedures--Customers of Institutions..........................   15
  Purchase Procedures--Direct Investors...................................   15
  Other Purchase Information..............................................   16
  Redemption Procedures--Customers of Institutions........................   16
  Redemption Procedures--Direct Investors.................................   16
  Other Redemption Information............................................   17
INVESTOR PROGRAMS.........................................................   17
  Exchange Privilege......................................................   17
  Retirement Plans........................................................   18

                                                                            PAGE
                                                                            ----
  Automatic Investment Program and Systematic Withdrawal Plan.............   18
  Payroll Deduction Program...............................................   19
  College Investment Program..............................................   19
  Direct Deposit Program..................................................   19
INFORMATION SERVICES......................................................   19
  Galaxy Information Center--24 Hour Information Service..................   19
  Voice Response System...................................................   20
  Galaxy Shareholder Services.............................................   20
DIVIDENDS AND DISTRIBUTIONS...............................................   20
TAXES.....................................................................   20
  Federal.................................................................   20
  State and Local.........................................................   21
MANAGEMENT OF THE FUND....................................................   21
  Investment Adviser......................................................   21
  Authority to Act as Investment Adviser..................................   21
  Administrator...........................................................   22
DESCRIPTION OF GALAXY AND ITS SHARES......................................   22
  Shareholder Services Plan...............................................   22
  Agreements for Sub-Account Services.....................................   23
CUSTODIAN AND TRANSFER AGENT..............................................   23
EXPENSES..................................................................   23
PERFORMANCE REPORTING.....................................................   24
MISCELLANEOUS.............................................................   24

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                                                                           TRUST

                                THE GALAXY FUND

                              TAX-EXEMPT BOND FUND

                         NEW JERSEY MUNICIPAL BOND FUND

                          NEW YORK MUNICIPAL BOND FUND

                        CONNECTICUT MUNICIPAL BOND FUND

                       MASSACHUSETTS MUNICIPAL BOND FUND

                        RHODE ISLAND MUNICIPAL BOND FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        5
INVESTMENT OBJECTIVES AND POLICIES....................................       11
  Tax-Exempt Bond Fund................................................       11
  New Jersey Municipal Bond Fund......................................       11
  New York Municipal Bond Fund........................................       12
  Connecticut Municipal Bond Fund.....................................       13
  Massachusetts Municipal Bond Fund...................................       14
  Rhode Island Municipal Bond Fund....................................       15
  Special Considerations and Risks....................................       15
  Other Investment Policies and Risk Considerations...................       19
INVESTMENT LIMITATIONS................................................       27
PRICING OF SHARES.....................................................       28
HOW TO PURCHASE AND REDEEM SHARES.....................................       29
  Distributor.........................................................       29
  Purchase of Shares..................................................       29
  Redemption of Shares................................................       30

                                                                           PAGE
                                                                           ----
DIVIDENDS AND DISTRIBUTIONS...........................................       30
TAXES.................................................................       31
  Federal.............................................................       31
  State and Local.....................................................       32
  Miscellaneous.......................................................       34
MANAGEMENT OF THE FUNDS...............................................       34
  Investment Adviser..................................................       34
  Authority to Act as Investment Adviser..............................       35
  Administrator.......................................................       35
DESCRIPTION OF GALAXY AND ITS SHARES..................................       36
  Shareholder Services Plan...........................................       37
CUSTODIAN AND TRANSFER AGENT..........................................       38
EXPENSES..............................................................       38
PERFORMANCE REPORTING.................................................       38
MISCELLANEOUS.........................................................       39

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--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes six series of Galaxy's shares (collectively, the "Trust Shares") which represent interests in six separate investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

    The TAX-EXEMPT BOND FUND'S investment objective is to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in bonds and notes issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities").

    The NEW JERSEY MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in New Jersey Municipal Securities. The Fund is a non-diversified investment portfolio under the Investment Company Act of 1940, as amended, (the "1940 Act").

    The NEW YORK MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in New York Municipal Securities. The Fund is a non-diversified investment portfolio under the 1940 Act.

    The CONNECTICUT MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in Connecticut Municipal Securities. The Fund is a non-diversified investment portfolio under the 1940 Act.

    The MASSACHUSETTS MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in Massachusetts Municipal Securities. The Fund is a non-diversified investment portfolio under the 1940 Act.

    The RHODE ISLAND MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in Rhode Island Municipal Securities. The Fund is a non-diversified investment portfolio under the 1940 Act.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus describes Trust Shares in each Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, and two additional series of shares, Retail A Shares and Retail B Shares, in the Tax-Exempt Bond Fund (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. As of the date of this Prospectus, Trust Shares of the Rhode Island Municipal Bond Fund were not being offered to investors. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                           --------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Trust Shares, and (ii) the operating expenses for Trust Shares of each Fund. Examples based on the summary are also shown.

                                                                                                                      RHODE
                                                         NEW JERSEY    NEW YORK     CONNECTICUT    MASSACHUSETTS     ISLAND
TAX-EXEMPT                                 TAX-EXEMPT     MUNICIPAL    MUNICIPAL     MUNICIPAL    MUNICIPAL BOND    MUNICIPAL
SHAREHOLDER TRANSACTION EXPENSES            BOND FUND     BOND FUND    BOND FUND     BOND FUND         FUND         BOND FUND
----------------------------------------  -------------  -----------  -----------  -------------  ---------------  -----------

Sales Load..............................         None          None         None          None            None           None
Sales Load on Reinvested Dividends......         None          None         None          None            None           None
Deferred Sales Load.....................         None          None         None          None            None           None
Redemption Fees.........................         None          None         None          None            None           None
Exchange Fees...........................         None          None         None          None            None           None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------

Advisory Fees (After Fee Waivers).......         .55%          .25%         .55%           .35%            .35%          .35%
12b-1 Fees..............................          None         None         None           None            None          None
Other Expenses (After Fee Waivers)......          .22%         .67%         .23%           .40%            .38%          .60%
                                                 -----        -----        -----          -----           -----         -----
Total Fund Operating Expenses (After Fee
 Waivers)...............................          .77%         .92%         .78%           .75%            .73%          .95%
                                                 -----        -----        -----          -----           -----         -----
                                                 -----        -----        -----          -----           -----         -----

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Tax-Exempt Bond Fund....................    $8       $24       $42       $93
New Jersey Municipal Bond Fund..........    $9       $29       N/A       N/A
New York Municipal Bond Fund............    $8       $24       $42       $95
Connecticut Municipal Bond Fund.........    $8       $23       $41       $91
Massachusetts Municipal Bond Fund.......    $7       $23       $40       $89
Rhode Island Municipal Bond Fund........    $10      $30       $52       $114

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Trust Shares of the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Trust Shares. The information in the Expense Summary and Example with respect to the New Jersey Municipal Bond and Rhode Island Municipal Bond Funds is based on the expenses each Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet and/or the Fund's administrator, "Advisory Fees" would be

 .75%, .75%, .75%, .75%, .75% and .75%, Other Expenses would be .22%, .93%, .31%,
 .40%, .38% and .60% and Total Fund Operating Expenses would be .97%, 1.68%, 1.06%, 1.15%, 1.13% and 1.35% for Trust Shares of the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, respectively. Fleet and/or the Funds' administrator is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in each Fund. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in the New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, and two additional series of shares, Retail A Shares and Retail B Shares, in the Tax-Exempt Bond Fund. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in a Fund except that (i) effective October 1, 1994 Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .15% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Tax-Exempt Bond Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .80% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses. Retail Shares are offered under a separate Prospectus.

    The financial highlights presented below for the fiscal year ended October 31, 1997 have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Funds. As of the date of this Prospectus, the New Jersey Municipal Bond Fund had not commenced operations. In addition, as of the date of this Prospectus, Trust Shares of the Rhode Island Municipal Bond Fund had not yet been offered to investors. Information in the financial highlights for the Rhode Island Municipal Bond Fund sets forth certain historic investment results of Retail A Shares of the Fund and is intended to provide investors with a perspective as to that Fund's financial history. More information about the performance of the Funds is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                            TAX-EXEMPT BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------
                                                        1997      1996      1995     1994        YEAR ENDED    PERIOD ENDED
                                                    -----------------------------------------   OCTOBER 31,    OCTOBER 31,
                                                                  TRUST SHARES                    1993(2)       1992(1,2)
                                                    -----------------------------------------   ------------   ------------
Net Asset Value, Beginning of Period..............  $  10.78   $  10.78   $   9.99   $  11.12       $ 10.11        $ 10.00
                                                    --------   --------   --------   --------   ------------   ------------
Income From Investment Operations:
  Net investment income(3,4)......................      0.53       0.53       0.54       0.53          0.54           0.34
  Net realized and unrealized gain (loss) on
   investments....................................      0.29         --       0.79      (1.04)         1.01           0.11
                                                    --------   --------   --------   --------   ------------   ------------
    Total From Investment Operations..............      0.82       0.53       1.33      (0.51)         1.55           0.45
                                                    --------   --------   --------   --------   ------------   ------------
Less Dividends:
  Dividends from net investment income............     (0.53)     (0.53)     (0.54)     (0.53)        (0.54)         (0.34)
  Dividends from net realized capital gains.......     (0.01)        --         --         --            --             --
  Dividends in excess of net realized capital
   gains..........................................        --         --         --      (0.09)           --             --
                                                    --------   --------   --------   --------   ------------   ------------
    Total Dividends...............................     (0.54)     (0.53)     (0.54)     (0.62)        (0.54)         (0.34)
                                                    --------   --------   --------   --------   ------------   ------------
Net increase (decrease) in net asset value........      0.28         --       0.79      (1.13)         1.01           0.11
                                                    --------   --------   --------   --------   ------------   ------------
Net Asset Value, End of Period....................  $  11.06   $  10.78   $  10.78   $   9.99       $ 11.12        $ 10.11
                                                    --------   --------   --------   --------   ------------   ------------
                                                    --------   --------   --------   --------   ------------   ------------
Total Return......................................      7.75%      5.03%     13.62%     (4.75)%       15.63%          4.55%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............  $122,218   $103,163   $ 91,740   $ 91,647       $144,048       $15,891
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................      4.85%      4.91%      5.18%      5.01%         5.00%          5.03%(6)
  Operating expenses including
   reimbursement/waiver...........................      0.70%      0.70%      0.72%      0.78%         0.64%          0.42%(6)
  Operating expenses excluding
   reimbursement/waiver...........................      0.96%      0.95%      0.97%      1.00%         1.08%          2.15%(6)
Portfolio Turnover Rate...........................        78%        15%        11%        17%           38%            11%(5)

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.51, $0.51,
     $0.51 and $0.50, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.49 and $0.23, respectively.
(5)  Not Annualized.
(6)  Annualized.

                        NEW YORK MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                               1997     1996     1995     1994         YEAR ENDED    PERIOD ENDED
                                          -----------------------------------------   OCTOBER 31,    OCTOBER 31,
                                                        TRUST SHARES                    1993(2)       1992(1,2)
                                          -----------------------------------------   ------------   ------------
Net Asset Value, Beginning of Period....  $  10.75   $  10.78   $   9.89   $  11.04       $ 10.00        $ 10.00
                                          --------   --------   --------   --------   ------------   ------------
Income From
  Investment Operations:
  Net investment income(3,4)............      0.52       0.51       0.51       0.49          0.50           0.38
  Net realized and unrealized gain
   (loss) on investments................      0.34      (0.03)      0.89      (1.15)         1.04             --
                                          --------   --------   --------   --------   ------------   ------------
    Total From Investment Operations....      0.86       0.48       1.40      (0.66)         1.54           0.38
                                          --------   --------   --------   --------   ------------   ------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.52)     (0.51)     (0.51)     (0.49)        (0.50)         (0.38)
  Dividends from net realized capital
   gains................................        --         --         --         --            --             --
                                          --------   --------   --------   --------   ------------   ------------
    Total Dividends.....................     (0.52)     (0.51)     (0.51)     (0.49)        (0.50)         (0.38)
                                          --------   --------   --------   --------   ------------   ------------
Net increase (decrease) in net asset
 value..................................      0.34      (0.03)      0.89      (1.15)         1.04             --
                                          --------   --------   --------   --------   ------------   ------------
Net Asset Value, End of Period..........  $  11.09   $  10.75   $  10.78   $   9.89       $ 11.04        $ 10.00
                                          --------   --------   --------   --------   ------------   ------------
                                          --------   --------   --------   --------   ------------   ------------
Total Return............................      8.17%      4.55%     14.23%     (6.14)%       15.66%          3.83%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $ 27,562   $ 23,762   $ 23,077   $ 24,209       $70,242        $20,144
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      4.75%      4.75%      4.91%      4.64%         4.54%          5.22%(6)
  Operating expenses including
   reimbursement/ waiver................      0.71%      0.70%      0.74%      0.87%         0.87%          0.65%(6)
  Operating expenses excluding
   reimbursement/ waiver................      1.02%      1.10%      1.07%      1.08%         1.19%          1.70%(6)
Portfolio Turnover Rate.................        61%        12%         5%        18%            3%            19%(5)

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.49, $0.47,
     $0.48 and $0.47, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.47 and $0.30, respectively.
(5)  Not Annualized.
(6)  Annualized.

                       CONNECTICUT MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------    PERIOD
                                                                                                 ENDED
                                                       1997      1996      1995      1994       OCTOBER
                                                    -----------------------------------------     31,
                                                                  TRUST SHARES                  1993(1,2)
                                                    -----------------------------------------   --------
Net Asset Value, Beginning of Period..............  $  10.14   $  10.13   $   9.22   $  10.32   $ 10.00
                                                    --------   --------   --------   --------   --------
Income From Investment Operations:
  Net investment income(3,4)......................      0.47       0.44       0.46       0.46      0.25
  Net realized and unrealized gain (loss) on
   investments....................................      0.33       0.01       0.91      (1.10)     0.32
                                                    --------   --------   --------   --------   --------
    Total From Investment Operations..............      0.80       0.45       1.37      (0.64)     0.57
                                                    --------   --------   --------   --------   --------
Less Dividends:
  Dividends from net investment income............     (0.47)     (0.44)     (0.46)     (0.46)    (0.25)
  Dividends from net realized capital gains.......        --         --         --         --        --
                                                    --------   --------   --------   --------   --------
    Total Dividends...............................     (0.47)     (0.44)     (0.46)     (0.46)    (0.25)
                                                    --------   --------   --------   --------   --------
Net increase (decrease) in net asset value........      0.33       0.01       0.91      (1.10)     0.32
                                                    --------   --------   --------   --------   --------
Net Asset Value, End of Period....................  $  10.47   $  10.14   $  10.13   $   9.22   $ 10.32
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Total Return......................................      8.06%      4.54%     15.21%     (6.37)%    5.80%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............  $  9,866   $  6,348   $  4,083   $  4,419   $18,771
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................      4.51%      4.34%      4.76%      4.66%     4.30%(6)
  Operating expenses including
   reimbursement/waiver...........................      0.49%      0.49%      0.45%      0.23%     0.00%(6)
  Operating expenses excluding
   reimbursement/waiver...........................      1.10%      1.17%      1.24%      1.41%     1.73%(6)
Portfolio Turnover Rate...........................        42%         3%         7%         4%        7%(5)

---------

(1)  The Fund commenced operations on March 16, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 were $0.41, $0.37,
     $0.38 and $0.35, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the period ended October 31, 1993 was $0.15.
(5)  Not Annualized.
(6)  Annualized.

                      MASSACHUSETTS MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED OCTOBER 31,
                                -----------------------------------------    PERIOD
                                                                             ENDED
                                     1997     1996     1995     1994        OCTOBER
                                -----------------------------------------     31,
                                              TRUST SHARES                  1993(1,2)
                                -----------------------------------------   --------
Net Asset Value, Beginning of
 Period.......................  $   9.94   $   9.98   $   9.12   $  10.24   $ 10.00
                                --------   --------   --------   --------   --------
Income From Investment
 Operations:
  Net investment
   income(3,4)................      0.46       0.46       0.45       0.48      0.29
  Net realized and unrealized
   gain (loss) on
   investments................      0.32      (0.04)      0.86      (1.12)     0.24
                                --------   --------   --------   --------   --------
    Total From Investment
     Operations...............      0.78       0.42       1.31      (0.64)     0.53
                                --------   --------   --------   --------   --------
Less Dividends:
  Dividends from net
   investment income..........     (0.47)     (0.46)     (0.45)     (0.48)    (0.29)
  Dividends from net realized
   capital gains..............        --         --         --         --        --
                                --------   --------   --------   --------   --------
    Total Dividends...........     (0.47)     (0.46)     (0.45)     (0.48)    (0.29)
                                --------   --------   --------   --------   --------
Net increase (decrease) in net
 asset value..................      0.31      (0.04)      0.86      (1.12)     0.24
                                --------   --------   --------   --------   --------
Net Asset Value, End of
 Period.......................  $  10.25   $   9.94   $   9.98   $   9.12   $ 10.24
                                --------   --------   --------   --------   --------
                                --------   --------   --------   --------   --------
Total Return..................      8.06%      4.27%     14.72%     (6.46)%    5.42%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $ 13,986   $ 11,047   $  7,607   $  5,617   $20,121
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......      4.57%      4.60%      4.73%      4.89%     4.87%(6)
  Operating expenses including
   reimbursement/waiver.......      0.44%      0.48%      0.52%      0.33%     0.05%(6)
  Operating expenses excluding
   reimbursement/waiver.......      1.01%      1.14%      1.31%      1.41%     1.82%(6)
Portfolio Turnover Rate.......        48%        16%        19%        11%        0%(5)

---------

(1)  The Fund commenced operations on March 12, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Trust Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 were $0.40, $0.40,
     $0.38 and $0.38, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the period ended October 31, 1993 was $0.18.
(5)  Not Annualized.
(6)  Annualized.

                      RHODE ISLAND MUNICIPAL BOND FUND(1)
             (FOR A RETAIL SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                    YEAR ENDED
                                    OCTOBER 31,
                                -------------------    PERIOD
                                                       ENDED
                                  1997      1996      OCTOBER
                                -------------------     31,
                                  RETAIL A SHARES     1995(1,2)
                                -------------------   --------
Net Asset Value, Beginning of
 Period.......................  $  10.65   $  10.67   $ 10.00
                                --------   --------   --------
Income From Investment
 Operations:
  Net investment income(3)....      0.48       0.51      0.44
  Net realized and unrealized
   gain (loss) on
   investments................      0.32       0.03      0.67
                                --------   --------   --------
    Total From Investment
     Operations...............      0.80       0.54      1.11
                                --------   --------   --------
Less Dividends:
  Dividends from net
   investment income..........     (0.50)     (0.51)    (0.44)
  Dividends from net realized
   capital gains..............     (0.04)     (0.05)       --
                                --------   --------   --------
    Total Dividends...........     (0.54)     (0.56)    (0.44)
                                --------   --------   --------
Net increase (decrease) in net
 asset value..................      0.26      (0.02)     0.67
                                --------   --------   --------
Net Asset Value, End of
 Period.......................  $  10.91   $  10.65   $ 10.67
                                --------   --------   --------
                                --------   --------   --------
Total Return..................      7.78%      5.22%    11.29%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $ 17,134   $ 14,900   $10,850
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......      4.50%      4.78%     5.13%(5)
  Operating expenses including
   reimbursement/waiver.......      0.83%      0.77%     0.40%(5)
  Operating expenses excluding
   reimbursement/waiver.......      1.34%      1.34%     2.25%(5)
Portfolio Turnover Rate.......        19%        13%       34%(4)

---------

(1)  The Fund commenced operations on December 30, 1994.
(2) On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the fiscal years ended October 31, 1997 and 1996 and for the period ended October 31, 1995 were $0.43, $0.45 and $0.28, respectively.
(4)  Not Annualized.
(5)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

    Fleet Investment Advisors Inc., the Funds' investment adviser ("Fleet"), will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

TAX-EXEMPT BOND FUND

    The Tax-Exempt Bond Fund's investment objective is to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital. To achieve this objective, the Fund will invest substantially all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily bonds (at least 65% under normal market conditions).

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest rating categories assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; or (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality short-term Municipal Securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

NEW JERSEY MUNICIPAL BOND FUND

    The New Jersey Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in New Jersey Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of New Jersey and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of Fleet, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of New Jersey, its political subdivisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and New Jersey personal income taxes ("New Jersey Municipal Securities"). See "Special Considerations and Risks--New Jersey Municipal Bond Fund" below for a discussion of certain risks in investing in New Jersey Municipal Securities. Dividends derived from interest on Municipal Securities other than New Jersey Municipal Securities will generally be exempt from regular federal income tax but may be subject to New Jersey personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest rating categories assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New Jersey Municipal Bond Fund.

NEW YORK MUNICIPAL BOND FUND

    The New York Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in New York Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of New York and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of Fleet, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal, New York State and New York City personal income taxes ("New York Municipal Securities"). See "Special Considerations and Risks--New York Municipal Bond Fund" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular federal income tax but may be subject to New York State and New York City personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Objectives and Policies--New Jersey Municipal Bond Fund" above for a description of the types of taxable obligations in which the Fund may invest. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New York Municipal Bond Fund.

CONNECTICUT MUNICIPAL BOND FUND

    The Connecticut Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Connecticut Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of Connecticut and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of Fleet, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of qualified legal counsel, is exempt from federal income tax and from Connecticut personal income tax by virtue of federal law ("Connecticut Municipal Securities"). See "Special Considerations and Risks--Connecticut Municipal Bond Fund" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax but subject to Connecticut personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Objectives and Policies--New Jersey Municipal Bond Fund" above for a description of the types of taxable obligations in which the Fund may invest. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Municipal Bond Fund.

MASSACHUSETTS MUNICIPAL BOND FUND

    The Massachusetts Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Massachusetts Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of Fleet, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Massachusetts personal income taxes ("Massachusetts Municipal Securities"). See "Special Considerations and Risks--Massachusetts Municipal Bond Fund" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Objectives and Policies--New Jersey Municipal Bond Fund" above for a description of the types of taxable obligations in which the Fund may invest. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Municipal Bond Fund.

RHODE ISLAND MUNICIPAL BOND FUND

    The Rhode Island Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Rhode Island Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of Rhode Island and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of Fleet, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of Rhode Island, its political subdivisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Special Considerations and Risks--Rhode Island Municipal Bond Fund" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Objectives and Policies--New Jersey Municipal Bond Fund" above for a description of the types of taxable obligations in which the Fund may invest. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.

SPECIAL CONSIDERATIONS AND RISKS

INVESTMENT QUALITY

    Municipal Securities purchased by the Funds will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB") or Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," and "A" and "Baa") or unrated instruments determined by Fleet to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P or Moody's are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when Fleet believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by a Fund are subsequently downgraded below the four highest rating categories assigned by S&P or Moody's, such factor will be considered by Fleet in its evaluation of the overall merits of that Municipal Security but such ratings change will not necessarily result in an automatic sale of the Municipal Security. Under normal market and economic conditions, at least 65% of each Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

GENERAL RISK CONSIDERATIONS

    Generally, the market value of fixed income securities, such as Municipal Securities, in the Funds can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

    Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues of similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

    The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified investment companies under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

NEW JERSEY MUNICIPAL BOND FUND

    The New Jersey Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. Since the Fund invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations.

    The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of federal assistance and, of all the states, is among the highest in the amount of federal aid received. Therefore, a decrease in federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county. This balanced budget plan may adversely affect a particular municipality's or county's ability to repay its obligations.

NEW YORK MUNICIPAL BOND FUND

    The New York Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

    Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of Municipal Securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Securities has at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated Municipal Securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Prospectus no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.

    Other considerations affecting the Fund's investments in New York Municipal Securities are summarized in the Statement of Additional Information.

CONNECTICUT MUNICIPAL BOND FUND

    The Connecticut Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Connecticut Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Connecticut Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically affecting the ability of issuers of Connecticut Municipal Securities to meet their obligations.

    Manufacturing has historically been of prime economic importance to Connecticut. However, as a result of a rise in employment in service-related industries and a decline in manufactuirng employment, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. The annual average unemployment rate in Connecticut was reported to be 5.8% in 1996, and the average per capita personal income of Connecticut residents was reported to be $33,875 in 1996. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns.

    For the four fiscal years ended June 30, 1991, the General Fund experienced operating deficits but, for the six fiscal years ended June 30, 1997, the General Fund recorded operating surpluses, based on Connecticut's budgetary method of accounting. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-98 and 1998-99
fiscal years, respectively, an increase of more than 35% from the budgeted expenditures of approximately $7,008,000,000 for the 1991-92 fiscal year. In 1991, legislation was enacted by the State authorizing the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit. The notes were to be payable no later than June 30, 1996, but payment of the notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999. Connecticut's general obligation bonds are rated AA- by S&P and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of Connecticut's general obligations bonds from AA+ to AA.

    Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of them is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowings, costs, and impairment of their ability to pay debt service on their obligations.

    Other considerations affecting the Fund's investments in Connecticut Municipal Securities are summarized in the Statement of Additional Information.

MASSACHUSETTS MUNICIPAL BOND FUND

    The Massachusetts Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

RHODE ISLAND MUNICIPAL BOND FUND

    The Rhode Island Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

    Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES

    Municipal Securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% (15% with respect to the New Jersey Municipal Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

PRIVATE ACTIVITY BONDS

    Each Fund may invest in "private activity bonds" the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

    Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% (15% with respect to the New Jersey Municipal Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

    Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

FUTURES CONTRACTS

    Each Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

    Each Fund may also enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

    The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in the Statement of Additional Information and in Appendix B thereto.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each Fund may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur some time in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Fund's liquidity and the ability of Fleet to manage the Fund may be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

STAND-BY COMMITMENTS

    The Funds may acquire "stand-by commitments" with respect to Municipal Securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

ASSET-BACKED SECURITIES

    Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgaged-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

GUARANTEED INVESTMENT CONTRACTS

    Each Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the New Jersey Municipal Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

    Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the New Jersey Municipal Bond
Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

DERIVATIVE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are limited to, municipal bond index and interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Funds for additional information.

PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal." Although the New Jersey Municipal Bond Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    No Fund may:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% (15% with respect to the New Jersey Municipal Bond Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

    In addition, the Tax-Exempt Bond Fund may not:

        5. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may not:

        6. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of a Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of a Fund's total assets are invested in the securities of any one issuer.

    With respect to Investment Limitation No. 2 above, each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of a Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days"). As of the date of this Prospectus, Trust Shares of the Rhode Island Municipal Bond Fund were not being offered to investors.

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per Share determined on that day, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Funds and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by its Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the times at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of the Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per Share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired the following Business Day to the Institution. Payment for redemption orders which are received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Each Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Funds are declared daily and paid monthly. Dividends on each share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of a Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund each qualified during its last taxable year and intends to continue to qualify, and the New Jersey Municipal Bond Fund intends to qualify, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of each Fund is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt interest income and 90% of its net investment company taxable income, if any. Dividends derived from interest on Municipal Securities (known as exempt interest dividends) may be treated by the Funds' shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

    If a Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability, if any, for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt interest dividends will be taken into account in determining the taxability of such benefits. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

    Dividends from a Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Trust Shares of the Funds.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    Investors considering buying shares of a Fund on or just before the record date of a capital gain distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be subject to tax.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

STATE AND LOCAL

    Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

    It is anticipated that substantially all dividends paid by the New Jersey Municipal Bond Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal Income Tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

    The New Jersey personal Income Tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

    With respect to the New York Municipal Bond Fund, exempt-interest dividends (as defined for federal income tax purposes) derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes.

    Dividends paid by the Connecticut Municipal Bond Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax, imposed on resident and non-resident individuals, trusts and estates, to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional Trust Shares, are subject to this tax, except that distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property tax within the State of Connecticut or its political subdivisions.

    Distributions by the Massachusetts Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government Obligations exempt from state income taxation. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Trust Shares of the Fund. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions (other than exempt capital gain distributions, as discussed above), so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gain is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Fund.

    Distributions by the Massachusetts Municipal Bond Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax. Fund shares are not, however, subject to property taxation by Massachusetts or its political subdivisions.

    The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Trust Shares of the Fund.

    The Rhode Island Municipal Bond Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences, and with respect to shareholders of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, the New Jersey Gross Income Tax, New York State and New York City personal income tax, Connecticut personal income tax, Massachusetts personal income tax, and Rhode Island personal income tax consequences, respectively, of distributions made each year.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation, Growth and Income, Small Cap Value, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond and Corporate Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of each Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Funds so that it is entitled to receive advisory fees at the annual rate of .55% of each Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .55%, .55%, .25%, .25% and .25%, respectively, of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds' average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Tax-Exempt Bond, New York Municipal Bond and Rhode Island Municipal Bond Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time. The New Jersey Municipal Bond Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

    The organizational arrangements of Fleet require that all investment decisions with respect to the Funds be made by Fleet's Tax-Exempt Investment Policy Committee and no one person is primarily responsible for making recommendations to that Committee.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of the average daily net assets of each of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds. The New Jersey Municipal Bond Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series in the Funds as follows: Class M--Series 1 shares (Trust Shares), Class M--Series 2 shares (Retail A Shares) and Class M--Series 3 shares (Retail B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class O--Series 1 shares (Trust Shares) and Class O--Series 2 shares (Retail A Shares), each series representing interests in the New York Municipal Bond Fund; Class P--Series 1 shares (Trust Shares) and Class P--Series 2 shares (Retail A Shares), each series representing interests in the Connecticut Municipal Bond Fund; Class Q--Series 1 shares (Trust Shares) and Class Q--Series 2 shares (Retail A Shares), each series representing interests in the Massachusetts Municipal Bond Fund; Class R--Series 1 shares (Trust Shares) and Class R--Series 2 shares (Retail A Shares), each series representing interests in the Rhode Island Municipal Bond Fund; and Class Y--Series 1 shares (Trust Shares) and Class Y--Series 2 shares (Retail A Shares), each series representing interests in the New Jersey Municipal Bond Fund. The Tax-Exempt Bond Fund is classified as a diversified company and the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Tax-Exempt Bond Fund bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate not to exceed .80% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Funds are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Tax-Exempt Bond Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A and Retail B Shares have certain exchange and other privileges which are not available to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily net asset value of Retail A Shares owned beneficially by their Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations, including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, distribution, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by LIPPER ANALYTICAL SERVICES, INC., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Funds.

    The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. A Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Each Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to a Fund's tax-free yield. It is calculated by increasing a Fund's yield (calculated as above) by the amount necessary to reflect the payment of income taxes at stated tax rates. A Fund's tax-equivalent yield will always be higher than its yield.

    The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

    The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

    Any additional fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of a Fund will not be included in performance calculations.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                     FUNDS







                        TAX-EXEMPT BOND FUND

                        NEW JERSEY MUNICIPAL BOND FUND

                        NEW YORK MUNICIPAL BOND FUND

                        CONNECTICUT MUNICIPAL BOND FUND

                        MASSACHUSETTS MUNICIPAL BOND FUND

                        RHODE ISLAND MUNICIPAL BOND FUND




                                                        [logo]


                              February 28, 1998


FN-170 15040 (3/98)

                                THE GALAXY FUND

4400 Computer Drive           For an application and information regarding
Westboro, Massachusetts       purchases, redemptions, exchanges and other
01581-5108                    shareholder services or for current performance,
                              call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus relates to six separate investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy. Each Fund has its own investment objective and policies:

    The TAX-EXEMPT BOND FUND'S investment objective is to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in bonds and notes issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities").

    The NEW JERSEY MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in New Jersey Municipal Securities. The Fund is a non-diversified investment portfolio under the Investment Company Act of 1940, as amended, (the "1940 Act").

    The NEW YORK MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in New York Municipal Securities. The Fund is a non-diversified investment portfolio under the 1940 Act.

    The CONNECTICUT MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in Connecticut Municipal Securities. The Fund is a non-diversified investment portfolio under the 1940 Act.

    The MASSACHUSETTS MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in Massachusetts Municipal Securities. The Fund is a non-diversified investment portfolio under the 1940 Act.

    The RHODE ISLAND MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in Rhode Island Municipal Securities. The Fund is a non-diversified investment portfolio under the 1940 Act.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    This Prospectus describes the Retail A Shares representing interests in each Fund and the Retail B Shares representing interests in the Tax-Exempt Bond Fund (Retail A Shares and Retail B Shares are referred to collectively as "Retail Shares"). Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

and trust institutions, including institutions affiliated with Fleet Financial Group, Inc. Retail A Shares, Retail B Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. As of the date of this Prospectus, Trust Shares of the Rhode Island Municipal Bond Fund were not being offered to investors. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                               FEBRUARY 28, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND and RHODE ISLAND MUNICIPAL BOND FUNDS. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, U.S. TREASURY, TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL GOVERNMENT MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, MIDCAP EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME, STRATEGIC EQUITY, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND and CORPORATE BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUNDS?

    A: The Funds are managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1997 of approximately $85.5 billion. See "Management of the Funds--Investment Adviser."

    Q: WHAT ADVANTAGES DO THE FUNDS OFFER?

    A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-seven mutual funds should your investment goals change.

    Q: HOW CAN I BUY AND REDEEM SHARES?

    A: The Funds are distributed by First Data Distributors, Inc. Retail Shares of the Funds are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased on behalf of Customers of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Funds may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .15% of the average daily net asset value of such Shares. Retail B Shares of the Tax-Exempt Bond Fund may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain share redemptions made within six years of the purchase date at the maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed shares or (ii) the original purchase price of the redeemed shares. Retail B Shares are currently subject to shareholder servicing and distribution fees of up to .80% of the average daily net asset value of such Shares. Share purchase and redemption information for both Direct Investors and Customers of Institutions is provided below under "How to Purchase Shares" and "How to Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares" below.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Funds are declared daily and paid monthly. Net realized capital gains of the Funds are distributed at least annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional shares of the same series of shares with respect to which the dividend or distribution was declared without sales or CDSC charges. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUNDS' INVESTMENT PRACTICES?

    A: The Tax-Exempt Bond Fund invests primarily in Municipal Securities rated within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") and the New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund invest primarily in New Jersey Municipal Securities, New York Municipal Securities, Connecticut Municipal Securities, Massachusetts Municipal Securities and Rhode Island Municipal Securities, respectively, rated within the four highest rating categories assigned by S&P or Moody's. Municipal Securities rated in the lowest of the four highest rating categories assigned by Moody's or S&P are considered to have speculative characteristics, even though they are of investment grade quality. Because the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds invest primarily in New Jersey Municipal Securities, New York Municipal Securities, Connecticut Municipal Securities, Massachusetts Municipal Securities and Rhode Island Municipal Securities, respectively, the achievement of their investment objectives is dependent upon the ability of the issuers of such Municipal Securities to meet their continuing obligations for the payment of principal and interest. In addition, because the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island

Municipal Bond Funds are non-diversified, their investment return may be dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified portfolio. The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers. In addition, each Fund may enter into interest rate futures contracts and municipal bond index futures contracts. The Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. In addition, the Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objectives and Policies."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUNDS?

    A: Retail A Shares of a Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Tax-Exempt Bond Fund may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to additional sales or CDSC charges. Galaxy offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares on a monthly or quarterly basis, as well as other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail A Shares and/or Retail B Shares, and (ii) the operating expenses for Retail A Shares and/or Retail B Shares of each Fund. Shareholder Transaction Expenses are charges you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                                           NEW JERSEY      NEW YORK     CONNECTICUT     MASSACHUSETTS
                                       TAX-EXEMPT           MUNICIPAL     MUNICIPAL      MUNICIPAL        MUNICIPAL
                                       BOND FUND            BOND FUND     BOND FUND      BOND FUND        BOND FUND
                                 ----------------------    -----------    ----------    ------------    --------------
                                  RETAIL       RETAIL        RETAIL         RETAIL         RETAIL           RETAIL
                                 A SHARES     B SHARES      A SHARES       A SHARES       A SHARES         A SHARES
                                 ---------    ---------    -----------    ----------    ------------    --------------

SHAREHOLDER TRANSACTION
EXPENSES
------------------------------
Maximum Front End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................       3.75%(1)     None           3.75%(1)      3.75%(1)        3.75%(1)          3.75%(1)
Maximum Deferred Sales Charge
 (as a percentage of offering
 price).......................       None         5.00%(2)       None          None            None              None
Sales Charge Imposed on
 Reinvested Dividends.........       None         None           None          None            None              None
Redemption Fees(3)............       None         None           None          None            None              None
Exchange Fees.................       None         None           None          None            None              None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
------------------------------
Advisory Fees (After Fee
 Waivers).....................        .55%         .55%           .25%          .55%            .35%              .35%
12b-1 Fees(4).................       None          .80%          None          None            None              None
Other Expenses (After Fee
 Waivers).....................        .44%         .29%           .86%          .44%            .60%              .58%
                                 ---------    ---------    -----------    ----------    ------------          -------
Total Fund Operating Expenses
 (After Fee Waivers)..........        .99%        1.64%          1.11%          .99%            .95%              .93%
                                 ---------    ---------    -----------    ----------    ------------          -------
                                 ---------    ---------    -----------    ----------    ------------          -------

                                RHODE ISLAND
                                  MUNICIPAL
                                  BOND FUND
                                -------------
                                   RETAIL
                                  A SHARES
                                -------------
SHAREHOLDER TRANSACTION
EXPENSES
------------------------------
Maximum Front End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................          3.75%(1)
Maximum Deferred Sales Charge
 (as a percentage of offering
 price).......................          None
Sales Charge Imposed on
 Reinvested Dividends.........          None
Redemption Fees(3)............          None
Exchange Fees.................          None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
------------------------------
Advisory Fees (After Fee
 Waivers).....................           .35%
12b-1 Fees(4).................          None
Other Expenses (After Fee
 Waivers).....................           .60%
                                -------------
Total Fund Operating Expenses
 (After Fee Waivers)..........           .95%
                                -------------
                                -------------

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Shares-- Applicable Sales Charges--Retail A Shares."
(2) This amount applies to redemptions made during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares--Applicable Sales Charges--Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Long-term investors in Retail B Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

-----------------------------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
Tax-Exempt Bond Fund (Retail A Shares)(1).........    $47       $68       $ 90      $152
Tax-Exempt Bond Fund (Retail B Shares)
 Assuming complete redemption at end of
 period(2)........................................    $66       $81       $108      $158(3)
 Assuming no redemption(1)........................    $16       $51       $ 88      $158(3)
New Jersey Municipal Bond Fund (Retail A
 Shares)(1).......................................    $49       $71        N/A       N/A
New York Municipal Bond Fund (Retail A
 Shares)(1).......................................    $47       $68       $ 90      $152
Connecticut Municipal Bond Fund (Retail A
 Shares)(1).......................................    $47       $66       $ 87      $148
Massachusetts Municipal Bond Fund (Retail A
 Shares)(1).......................................    $47       $66       $ 86      $146
Rhode Island Municipal Bond Fund (Retail A
 Shares)(1).......................................    $47       $66       $ 87      $148

--------------------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2)  Assumes deduction of maximum applicable contingent deferred sales charge.
(3)  Based on conversion of Retail B Shares to Retail A Shares after six years.

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Retail A Shares and/or Retail B Shares of the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Retail A and/or Retail B Shares. The information contained in the Expense Summary and Example with respect to the New Jersey Municipal Bond Fund is based on expenses which the Fund expects to incur during the current fiscal year on its Retail A Shares. Without voluntary fee waivers by Fleet and/or the Fund's administrator, Advisory Fees would be .75%, .75%, .75%, .75%, .75% and .75%, Other Expenses would be .44%, 1.20%, .58%, .60%, .58% and .60% and Total Fund Operating Expenses would be 1.19%, 1.95%, 1.33%, 1.35%, 1.33% and 1.35% for
Retail A Shares of the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, respectively, and Advisory Fees would be .75%, Other Expenses would be .29% and Total Fund Operating Expenses would be 1.84% for Retail B Shares of the Tax-Exempt Bond Fund. Fleet and/or the Funds' administrator is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Retail A Shares in each Fund and the Retail B Shares in the Tax-Exempt Bond Fund. Galaxy is also authorized to issue an additional series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares," Retail A Shares, Retail B Shares and Trust Shares represent equal pro rata interests in a Fund, except that (i) Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .15% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Tax-Exempt Bond Fund bear the expenses incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .80% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Retail A Shares, Retail B Shares and Trust Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds for the fiscal year ended October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in Galaxy's Annual Report and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflect the investment results of both Retail A Shares and Trust Shares of the Funds. As of the date of this Prospectus, the New Jersey Municipal Bond Fund had not commenced operations. More information about the performance of the Funds is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                            TAX-EXEMPT BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED OCTOBER 31,
                            -------------------------------------------------------------------------------------
                                    1997                     1996                 1995        1994
                            ---------------------   -----------------------     ---------   ---------               PERIOD ENDED
                             RETAIL      RETAIL      RETAIL       RETAIL         RETAIL      RETAIL                 OCTOBER 31,
                            A SHARES    B SHARES    A SHARES    B SHARES(3)      SHARES      SHARES      1993(2)     1992(1,2)
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
Net Asset Value, Beginning
 of Period................  $   10.78   $   10.78   $  10.78      $  10.94      $    9.99   $   11.12   $   10.11      $  10.00
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
Income From Investment
 Operations:
  Net investment
   income(4,5)............       0.50        0.43       0.50          0.27           0.52        0.53        0.54          0.34
  Net realized and
   unrealized gain (loss)
   on investments.........       0.29        0.29         --         (0.16)          0.79       (1.04)       1.01          0.11
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
      Total From
       Investment
       Operations.........       0.79        0.72       0.50          0.11           1.31       (0.51)       1.55          0.45
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
Less Dividends:
  Dividends from net
   investment income......      (0.50)      (0.43)     (0.50)        (0.27)         (0.52)      (0.53)      (0.54)        (0.34)
  Dividends from net
   realized capital
   gains..................      (0.01)      (0.01)        --            --             --          --          --            --
  Dividends in excess of
   net realized capital
   gains..................         --          --         --            --             --       (0.09)         --            --
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
      Total Dividends:....      (0.51)      (0.44)     (0.50)        (0.27)         (0.52)      (0.62)      (0.54)        (0.34)
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
Net increase (decrease) in
 net asset value..........       0.28        0.28         --         (0.16)          0.79       (1.13)       1.01          0.11
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
Net Asset Value, End of
 Period...................  $   11.06   $   11.06   $  10.78      $  10.78      $   10.78   $    9.99   $   11.12      $  10.11
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
                            ---------   ---------   ---------   -----------     ---------   ---------   ---------   ------------
Total Return(6)...........       7.49%       6.83%      4.77%         1.08%(7)      13.40%      (4.75)%     15.63%         4.55%(7)
Ratios/Supplemental Data:
  Net Assets, End of
   Period (000's).........  $  25,465   $   1,690   $ 28,339      $    787      $  31,609   $  35,911   $ 144,048      $ 15,891
Ratio to average net
 assets:
  Net investment income
   including
   reimbursement/waiver...       4.60%       3.95%      4.68%         4.08%(8)       4.99%       5.01%       5.00%         5.03%(8)
  Operating expenses
   including
   reimbursement/waiver...       0.95%       1.60%      0.93%         1.57%(8)       0.91%       0.80%       0.64%         0.42%(8)
  Operating expenses
   excluding
   reimbursement/waiver...       1.18%       1.83%      1.18%         1.77%(8)       1.24%       1.03%       1.08%         2.15%(8)
Portfolio Turnover Rate...         78%         78%        15%           15%            11%         17%         38%           11%(7)

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began offering Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator (i) for Retail A Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.47, $0.48, $0.48 and
     $0.50, respectively, and (ii) for Retail B Shares for the year ended October 31, 1997 and the period ended October 31, 1996 was $0.40 and $0.25, respectively.
(5) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.49 and $0.23, respectively.
(6) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(7)  Not Annualized.
(8)  Annualized.

                        NEW YORK MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------------
                                            1997       1996       1995       1994
                                          --------   --------   --------   --------               PERIOD ENDED
                                           RETAIL     RETAIL     RETAIL     RETAIL                 OCTOBER 31,
                                          A SHARES   A SHARES    SHARES     SHARES     1993(2)      1992(1,2)
                                          --------   --------   --------   --------   ---------   -------------
Net Asset Value, Beginning of Period....  $  10.75   $  10.78   $   9.89   $  11.04   $   10.00   $      10.00
                                          --------   --------   --------   --------   ---------   -------------
Income From Investment Operations:
  Net investment income(3,4)............      0.49       0.48       0.49       0.49        0.50           0.38
  Net realized and unrealized gain
   (loss) on investments................      0.34      (0.03)      0.89      (1.15)       1.04             --
                                          --------   --------   --------   --------   ---------   -------------
      Total From Investment
       Operations:......................      0.83       0.45       1.38      (0.66)       1.54           0.38
                                          --------   --------   --------   --------   ---------   -------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.49)     (0.48)     (0.49)     (0.49)      (0.50)         (0.38)
  Dividends from net realized capital
   gains................................        --         --         --         --          --             --
                                          --------   --------   --------   --------   ---------   -------------
      Total Dividends:..................     (0.49)     (0.48)     (0.49)     (0.49)      (0.50)         (0.38)
                                          --------   --------   --------   --------   ---------   -------------
Net increase (decrease) in net asset
 value..................................      0.34      (0.03)      0.89      (1.15)       1.04             --
                                          --------   --------   --------   --------   ---------   -------------
Net Asset Value, End of Period..........  $  11.09   $  10.75   $  10.78   $   9.89   $   11.04   $      10.00
                                          --------   --------   --------   --------   ---------   -------------
                                          --------   --------   --------   --------   ---------   -------------
Total Return(5).........................      7.93%      4.31%     14.03%     (6.14)%     15.66%          3.83%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $ 38,434   $ 40,154   $ 42,870   $ 42,451   $  70,242   $     20,144
Ratio to average net assets:
  Net investment income including
   reimbursement/waiver.................      4.52%      4.50%      4.73%      4.64%       4.54%          5.22%(7)
  Operating expenses including
   reimbursement/waiver.................      0.94%      0.95%      0.92%      0.87%       0.87%          0.65%(7)
  Operating expenses excluding
   reimbursement/waiver.................      1.26%      1.35%      1.31%      1.10%       1.19%          1.70%(7)
Portfolio Turnover Rate.................        61%        12%         5%        18%          3%            19%(6)

--------------------------

(1)  The Fund commenced operations on December 31, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.45, $0.44,
     $0.44 and $0.46, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.47 and $0.30, respectively.
(5) Calculation does not include the effect of any sales charge for Retail A Shares.
(6)  Not Annualized.
(7)  Annualized.

                       CONNECTICUT MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    YEAR ENDED OCTOBER 31,
                                          -------------------------------------------
                                            1997       1996       1995        1994
                                          --------   --------   ---------   ---------
                                           RETAIL     RETAIL     RETAIL      RETAIL     PERIOD ENDED
                                          A SHARES   A SHARES    SHARES      SHARES       1993(1,2)
                                          --------   --------   ---------   ---------   -------------
Net Asset Value, Beginning of Period....  $ 10.14    $ 10.13    $    9.22   $   10.32   $      10.00
                                          --------   --------   ---------   ---------   -------------
Income From Investment Operations:
  Net investment income(3,4)............     0.45       0.42         0.44        0.46           0.25
  Net realized and unrealized gain
   (loss) on investments................     0.33       0.01         0.91       (1.10)          0.32
                                          --------   --------   ---------   ---------   -------------
      Total From Investment
       Operations:......................     0.78       0.43         1.35       (0.64)          0.57
                                          --------   --------   ---------   ---------   -------------
Less Dividends:
  Dividends from net investment
   income...............................    (0.45)     (0.42)       (0.44)      (0.46)         (0.25)
  Dividends from net realized capital
   gains................................       --         --           --          --             --
                                          --------   --------   ---------   ---------   -------------
      Total Dividends:..................    (0.45)     (0.42)       (0.44)      (0.46)         (0.25)
                                          --------   --------   ---------   ---------   -------------
Net increase (decrease) in net asset
 value..................................     0.33       0.01         0.91       (1.10)          0.32
                                          --------   --------   ---------   ---------   -------------
Net Asset Value, End of Period..........  $ 10.47    $ 10.14    $   10.13   $    9.22   $      10.32
                                          --------   --------   ---------   ---------   -------------
                                          --------   --------   ---------   ---------   -------------
Total Return(5).........................     7.86%      4.32%       14.94%      (6.39)%         5.80%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $23,355    $23,244    $  18,066   $  18,229   $     18,771
Ratio to average net assets:
  Net investment income including
   reimbursement/waivers................     4.30%      4.13%        4.53%       4.66%          4.30%(7)
  Operating expenses including
   reimbursement/waivers................     0.70%      0.70%        0.68%       0.25%          0.00%(7)
  Operating expenses excluding
   reimbursement/waiver.................     1.31%      1.38%        1.48%       1.42%          1.73%(7)
Portfolio Turnover Rate.................       42%         3%           7%          4%             7%(6)

--------------------------

(1)  The Fund commenced operations on March 16, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.38, $0.35,
     $0.37 and $0.34, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the period ended October 31, 1993 was $0.15.
(5) Calculation does not include the effect of any sales charge for Retail A Shares.
(6)  Not Annualized.
(7)  Annualized.

                      MASSACHUSETTS MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------
                                             1997         1996         1995       1994       PERIOD
                                          ----------   -----------   ---------   -------      ENDED
                                            RETAIL       RETAIL       RETAIL     RETAIL    OCTOBER 31,
                                           A SHARES     A SHARES      SHARES     SHARES     1993(1,2)
                                          ----------   -----------   ---------   -------   -----------
Net Asset Value, Beginning of Period....  $    9.94     $    9.98    $    9.12   $ 10.24     $ 10.00
                                          ----------   -----------   ---------   -------   -----------
Income From Investment Operations:
  Net investment income(3,4)............       0.45          0.43         0.44      0.47        0.29
  Net realized and unrealized gain
   (loss) on investments................       0.32         (0.04)        0.86     (1.12)       0.24
                                          ----------   -----------   ---------   -------   -----------
      Total From Investment
       Operations:......................       0.77          0.39         1.30     (0.65)       0.53
                                          ----------   -----------   ---------   -------   -----------
Less Dividends:
  Dividends from net investment
   income...............................      (0.46)        (0.43)       (0.44)    (0.47)      (0.29)
  Dividends from net realized capital
   gains................................         --            --           --        --          --
                                          ----------   -----------   ---------   -------   -----------
      Total Dividends:..................      (0.46)        (0.43)       (0.44)    (0.47)      (0.29)
                                          ----------   -----------   ---------   -------   -----------
Net increase (decrease) in net asset
 value..................................       0.31         (0.04)        0.86     (1.12)       0.24
                                          ----------   -----------   ---------   -------   -----------
Net Asset Value, End of Period..........  $   10.25     $    9.94    $    9.98   $  9.12     $ 10.24
                                          ----------   -----------   ---------   -------   -----------
                                          ----------   -----------   ---------   -------   -----------
Total Return(5).........................       7.92%         4.05%       14.52%    (6.46)%      5.42%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $  33,318     $  26,275    $  16,113   $15,966     $20,121
Ratio to average net assets:
  Net investment income including
   reimbursement/waiver.................       4.52%         4.42%        4.56%     4.89%       4.87%(7)
  Operating expenses including
   reimbursement/waiver.................       0.63%         0.66%        0.70%     0.33%       0.05%(7)
  Operating expenses excluding
   reimbursement/waiver.................       1.20%         1.32%        1.58%     1.43%       1.82%(7)
Portfolio Turnover Rate.................         48%           16%          19%       11%          0%(6)

--------------------------

(1)  The Fund commenced operations on March 12, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.39, $0.37,
     $0.36 and $0.37, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the period ended October 31, 1993 was $0.18.
(5) Calculation does not include the effect of any sales charge for Retail A Shares.
(6)  Not Annualized.
(7)  Annualized.

                      RHODE ISLAND MUNICIPAL BOND FUND(1)
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                          YEAR ENDED OCTOBER
                                                  31,
                                          -------------------   PERIOD ENDED
                                                                 OCTOBER 31,
                                            1997       1996        1995(1)
                                          --------   --------   -------------
                                           RETAIL     RETAIL       RETAIL
                                          A SHARES   A SHARES      SHARES
                                          --------   --------   -------------
Net Asset Value, Beginning of Period....  $ 10.65    $ 10.67    $      10.00
                                          --------   --------   -------------
Income From Investment Operations:
  Net investment income(2)..............     0.48       0.51            0.44
  Net realized and unrealized gain
   (loss) on investments................     0.32       0.03            0.67
                                          --------   --------   -------------
      Total From Investment
       Operations:......................     0.80       0.54            1.11
                                          --------   --------   -------------
Less Dividends:
  Dividends from net investment
   income...............................    (0.50)     (0.51)          (0.44)
  Dividends from net realized capital
   gains................................    (0.04)     (0.05)             --
                                          --------   --------   -------------
      Total Dividends:..................    (0.54)     (0.56)          (0.44)
                                          --------   --------   -------------
Net increase (decrease) in net asset
 value..................................     0.26      (0.02)           0.67
                                          --------   --------   -------------
Net Asset Value, End of Period..........  $ 10.91    $ 10.65    $      10.67
                                          --------   --------   -------------
                                          --------   --------   -------------
Total Return(3).........................     7.78%      5.22%          11.29%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $17,134    $14,900    $     10,850
Ratio to average net assets:
  Net investment income including
   reimbursement/waiver.................     4.50%      4.78%           5.13%(5)
  Operating expenses including
   reimbursement/waiver.................     0.83%      0.77%           0.40%(5)
  Operating expenses excluding
   reimbursement/waiver.................     1.34%      1.34%           2.25%(5)
Portfolio Turnover Rate.................       19%        13%             34%(4)

--------------------------

(1) The Fund commenced operations on December 20, 1994. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997 and 1996 and for the period ended October 31, 1995 was $0.43, $0.45 and $0.28, respectively.
(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(4)  Not Annualized.
(5)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

    Fleet will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

                              TAX-EXEMPT BOND FUND

    The Tax-Exempt Bond Fund's investment objective is to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital. To achieve this objective, the Fund will invest substantially all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily bonds (at least 65% under normal market conditions).

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest rating categories assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; or (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality short-term Municipal Securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

                         NEW JERSEY MUNICIPAL BOND FUND

    The New Jersey Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in New Jersey Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of New Jersey and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of New Jersey, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and New Jersey personal income taxes ("New Jersey Municipal Securities"). See "Special Considerations and Risks--New Jersey Municipal Bond Fund" below for a discussion of certain risks in investing in New Jersey Municipal Securities. Dividends derived from interest on Municipal Securities other than New Jersey Municipal Securities will generally be exempt from regular federal income tax but may be subject to New Jersey personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest rating categories assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New Jersey Municipal Bond Fund.

                          NEW YORK MUNICIPAL BOND FUND

    The New York Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in New York Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of New York and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal, New York State and New York City personal income taxes ("New York Municipal Securities"). See "Special Considerations and Risks--New York Municipal Bond Fund" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular federal income tax but may be subject to New York State and New York City personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Objectives and Policies--New Jersey Municipal Bond Fund" above for a description of the types of taxable obligations in which the Fund may invest. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New York Municipal Bond Fund.

                        CONNECTICUT MUNICIPAL BOND FUND

    The Connecticut Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Connecticut Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of Connecticut and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut and certain other governmental issuers such as Puerto Rico, the interest on which is, in the opinion of qualified legal counsel, exempt from federal income tax and from Connecticut personal income tax by virtue of federal law ("Connecticut Municipal Securities"). See "Special Considerations and Risks--Connecticut Municipal Bond Fund" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax but may be subject to Connecticut personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Objectives and Policies--New Jersey Municipal Bond Fund" above for a description of the types of taxable obligations in which the Fund may invest. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Municipal Bond Fund.

                       MASSACHUSETTS MUNICIPAL BOND FUND

    The Massachusetts Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Massachusetts Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Massachusetts personal income taxes ("Massachusetts Municipal Securities"). See "Special Considerations and Risks--Massachusetts Municipal Bond Fund" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Objectives and Policies--New Jersey Municipal Bond Fund" above for a description of the types of taxable obligations in which the Fund may invest. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Municipal Bond Fund.

                        RHODE ISLAND MUNICIPAL BOND FUND

    The Rhode Island Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Rhode Island Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of Rhode Island and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Special Considerations and Risks--Rhode Island Municipal Bond Fund" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Objectives and Policies--New Jersey Municipal Bond Fund" above for a description of the types of taxable obligations in which the Fund may invest. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.

                        SPECIAL CONSIDERATIONS AND RISKS
                               INVESTMENT QUALITY

    Municipal Securities purchased by the Funds will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by S&P or Moody's or unrated instruments determined by Fleet to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when Fleet believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by a Fund are subsequently downgraded below the four highest rating assigned by S&P or Moody's, such factor will be considered by Fleet in its evaluation of the overall merits of that Municipal Security, but such ratings will not necessarily result in an automatic sale of the Municipal Security. Under normal market and economic conditions, at least 65% of each Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

                           GENERAL RISK CONSIDERATION

    Generally, the market value of fixed income securities, such as Municipal Securities, in the Funds can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

    Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

    The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified investment companies under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

    Other considerations affecting the Fund's investments in New Jersey Municipal Securities are summarized in the Statement of Additional Information.

                         NEW JERSEY MUNICIPAL BOND FUND

    The New Jersey Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. Since the Fund invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations.

    The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of federal assistance and, of all the states, is among the highest in the amount of federal aid received. Therefore, a decrease in federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county. This balanced budget plan may adversely affect a particular municipality's or county's ability to repay its obligations.

                          NEW YORK MUNICIPAL BOND FUND

    The New York Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

    Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of Municipal Securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Securities has at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated Municipal Securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Prospectus no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.

    Other considerations affecting the Fund's investments in New York Municipal Securities are summarized in the Statement of Additional Information.

                        CONNECTICUT MUNICIPAL BOND FUND

    The Connecticut Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Connecticut Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Connecticut Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically affecting the ability of issuers of Connecticut Municipal Securities to meet their obligations.

    Manufacturing has historically been of prime economic importance to Connecticut. However, as a result of a rise in employment in service-related industries and a decline in manufacturing employment, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. The annual average unemployment rate in Connecticut was reported to be 5.8% in 1996, and the average per capita personal income of Connecticut residents was reported to be $33,875 in 1996. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns.

    For the four fiscal years ended June 30, 1991, the General Fund experienced operating deficits but, for the six fiscal years ended June 30, 1997, the General Fund recorded operating surpluses, based on Connecticut's budgetary method of accounting. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-98 and 1998-99
fiscal years, respectively, an increase of more than 35% from the budgeted expenditures of approximately $7,008,000,000 for the 1991-92 fiscal year. In 1991, legislation was enacted by the State authorizing the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit. The notes were to be payable no later than June 30, 1996, but payment of the notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999. Connecticut's general obligation bonds are rated AA- by S&P and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of Connecticut's general obligations bonds from AA+ to AA.

    Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of them is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowing, costs, and impairment of their ability to pay debt service on their obligations.

    Other considerations affecting the Fund's investments in Connecticut Municipal Securities are summarized in the Statement of Additional Information.

                       MASSACHUSETTS MUNICIPAL BOND FUND

    The Massachusetts Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

                        RHODE ISLAND MUNICIPAL BOND FUND

    The Rhode Island Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the

Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

            U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                         TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

    Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

                VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES

    Municipal Securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% (15% with respect to the New Jersey Municipal Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

                             PRIVATE ACTIVITY BONDS

    Each Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

    Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% (15% with respect to the New Jersey Municipal Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

                               SECURITIES LENDING

    Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

                         INVESTMENT COMPANY SECURITIES

    The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

              CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

    Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

                               FUTURES CONTRACTS

    Each Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

    Each Fund may also enter into contracts for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

    The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in the Statement of Additional Information and in Appendix B thereto.

      WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each Fund may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

                              STAND-BY COMMITMENTS

    The Funds may acquire "stand-by commitments" with respect to Municipal Securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

                            ASSET-BACKED SECURITIES

    Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information.

                           MORTGAGE-BACKED SECURITIES

    Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

                        GUARANTEED INVESTMENT CONTRACTS

    Each Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the New Jersey Municipal Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

                           BANK INVESTMENT CONTRACTS

    Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the New Jersey Municipal Bond
Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

                             DERIVATIVE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Funds for additional information.

                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal." Although the New Jersey Municipal Bond Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    No Fund may:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% (15% with respect to the New Jersey Municipal Bond Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

    In addition, the Tax-Exempt Bond Fund may not:

        5. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may not:

        6. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of a Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of a Fund's total assets are invested in the securities of any one issuer.

    With respect to Investment Limitation No. 2 above, each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                             HOW TO PURCHASE SHARES
                                  DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/ dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    GENERAL

    Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Tax-Exempt Bond Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge".

    Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" before deciding between the two.

    FD Distributors has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. The Retail Shares described in this Prospectus may be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

                 PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

                     PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581-5108

    ALL PURCHASE ORDERS PLACED BY MAIL MUST BE ACCOMPANIED BY A PURCHASE APPLICATION. APPLICATIONS MAY BE OBTAINED BY CALLING FD DISTRIBUTORS AT 1-800-628-0414.

    Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

    PURCHASES BY WIRE. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     Fleet Bank of Massachusetts, N.A.
     75 State Street
     Boston, MA 02109
     ABA #0110-0013-8
     DDA #79673-5702
     Ref: The Galaxy Fund
         [Shareholder Name]
         [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to

The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by Investor Services Group. Direct Investors making subsequent investments by wire should follow the instructions above.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the times at which purchase orders must be received in order to be processed on that Business Day.

                           OTHER PURCHASE INFORMATION

    Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and share certificates will not be issued.

    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or other agent.

                    APPLICABLE SALES CHARGE--RETAIL A SHARES

    The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge assessed is as follows:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
                                OFFERING PRICE      NET ASSET          OFFERING PRICE
AMOUNT OF TRANSACTION             PER SHARE      VALUE PER SHARE          PER SHARE
------------------------------  --------------   ---------------   -----------------------
Less than $50,000.............       3.75              3.90                  3.25
$50,000 but less than
 $100,000.....................       3.50              3.63                  3.00
$100,000 but less than
 $250,000.....................       3.00              3.09                  2.50
$250,000 but less than
 $500,000.....................       2.50              2.56                  2.00
$500,000 and over.............       0.00*             0.00*                 0.00

--------------------------

* There is no initial sales charge on purchases of $500,000 or more of Retail A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of such Retail A Shares on the redemption date for Shares redeemed within one year after purchase. The contingent deferred sales charge will not be assessed on redemptions within one year after purchase in connection with the death or disability of a shareholder. To receive this exemption, a Direct Investor or Customer must explain the status of his or her redemption at the time the Retail A Shares are redeemed.

    Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

    FD Distributors will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with FD Distributors. The reallowance to dealers may be changed from time to time.

    At various times FD Distributors may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, FD Distributors in its discretion may from time to time, pursuant to objective criteria established by FD Distributors, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of a

Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by FD Distributors out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

    Fleet's indirect parent, Fleet National Bank, or another affiliate of Fleet, may at its expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of a Fund. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

    In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

    - reinvestment of dividends and distributions;

    - purchases by any retirement account, including but not limited to SIMPLE, IRA, SEP, Keogh and Roth accounts;

    - purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

    - purchases by directors, officers and employees of broker-dealers having agreements with FD Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

    - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

    - purchases made with redemption proceeds from another mutual fund complex on which a front-end or back-end sales charge has been paid, provided the purchase is made within 60 days after the redemption;

    - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

    - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates and members of their immediate families;

    - purchases by officers, directors, employees and retirees of First Data Corporation and any of its affiliates and members of their immediate families;

    - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of any of the portfolios offered by Galaxy;

    - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

    - purchases by investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

    - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

    - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and

    - any purchase pursuant to the Reinstatement Privilege described below.

                               QUANTITY DISCOUNTS

    Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

    In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact FD Distributors or your Institution.

    RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of

$49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

    LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

    Investor Services Group will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, Investor Services Group, as attorney-in-fact pursuant to the terms of the Letter of Intent and at FD Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

    QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

    REINSTATEMENT PRIVILEGE. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Investor Services Group, Galaxy's transfer agent, receives a reinstatement request and payment in proper form.

    Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to Investor Services Group as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions as to the number of times an investor may use this Privilege.

    Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

                    APPLICABLE SALES CHARGE--RETAIL B SHARES

    The public offering price for Retail B Shares of the Tax-Exempt Bond Fund is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from FD Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge--Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

    The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                    (AS A PERCENTAGE OF
                                                       DOLLAR AMOUNT
                 NUMBER OF YEARS                       SUBJECT TO THE
              ELAPSED SINCE PURCHASE                      CHARGE)
            --------------------------              --------------------
Less than one.....................................         5.00%
More than one but less than two...................         4.00%
More than two but less than three.................         3.00%
More than three but less than four................         3.00%
More than four but less than five.................         2.00%
More than five but less than six..................         1.00%
After six.........................................          None

    When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (I.E., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

    The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to FD Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

    EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (iv) or (v) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) exchanges described under "Investor Programs--Exchange Privilege" below; (ii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iii) redemptions in connection with the combination of the Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (iv) redemptions in connection with the death or disability of a shareholder; or (v) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of the Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" below.

             CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

    The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/ distribution arrangements for both Retail A Shares and Retail B Shares are the same.

    Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges--Retail A Shares" and "Quantity Discounts.") Retail A Shares are currently subject to ongoing shareholder servicing fees at an annual rate of up to .15% of the Fund's average daily net assets attributable to its Retail A Shares.

    Retail B Shares of the Tax-Exempt Bond Fund are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges--Retail B Shares.") Retail B Shares of the Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

    Six years after purchase, Retail B Shares of the Tax-Exempt Bond Fund will convert automatically to Retail A Shares of the Fund. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow FD Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

    Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge--Retail B Shares") are also converted at the earlier of two dates--six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of the Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

     FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

    Before purchasing Retail A Shares or Retail B Shares of the Tax-Exempt Bond Fund, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

    Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in the Fund than purchasers of Retail B Shares in the Fund.

    As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of the Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                              HOW TO REDEEM SHARES

    Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Proceeds from the redemptions of Retail B Shares of the Tax-Exempt Bond Fund will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

                REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

    Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.

    Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

                    REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581-5108

    A written redemption request must (i) state the name of the Fund and the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Retail Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees.)

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Retail Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    NO REDEMPTION BY A DIRECT INVESTOR IN ANY FUND WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

                          OTHER REDEMPTION INFORMATION

    Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Tax-Exempt Bond Fund for Retail B Shares of the Money Market, Short-Term Bond, High Quality Bond, Equity Value, Equity Growth, Small Company Equity, MidCap Equity, Asset Allocation, Growth and Income and Strategic Equity Funds offered by Galaxy in which the Direct Investor or Customer maintains an existing account, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

    No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

    The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call Investor Services Group at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Redeem Shares--Redemption Procedures--Direct Investors--Redemptions by Wire" above for a description of Galaxy's policy on telephone transactions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

    Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of a Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Investor Services Group, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

                           PAYROLL DEDUCTION PROGRAM

    The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Redeem Shares--Other Redemption Information" above for further information.

    Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

                             DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct

Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct

Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES
             GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described above under "How to Redeem Shares" and "Investor Programs". To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

    For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Funds are declared daily and paid monthly. Dividends on each share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of a Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES
                                    FEDERAL

    The Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund each qualified during its last taxable year and intends to continue to qualify, and the New Jersey Municipal Bond Fund intends to qualify, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of each Fund is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt interest income and 90% of its net investment company taxable income, if any. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) may be treated by the Funds' shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

    If a Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability, if any, for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

    Dividends from a Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Retail Shares of the Funds.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    Investors considering buying shares of a Fund on or just before the record date of a capital gain distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be subject to tax.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

                                STATE AND LOCAL

    Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

    It is anticipated that substantially all dividends paid by the New Jersey Municipal Bond Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

    The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

    With respect to the New York Municipal Bond Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

    Dividends paid by the Connecticut Municipal Bond Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax imposed on resident and non-resident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional Retail Shares, are subject to this tax, except that distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property tax within the State of Connecticut or its political subdivisions.

    Distributions by the Massachusetts Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Retail Shares of the Fund. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions (other than exempt capital gain distributions as discussed above), so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gain is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Fund.

    Distributions by the Massachusetts Municipal Bond Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax. Fund shares are not, however, subject to property taxation by Massachusetts or its political subdivisions.

    The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Retail Shares of the Fund.

    The Rhode Island Municipal Bond Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

                                 MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences, and with respect to shareholders of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, the New Jersey personal income tax, New York State and New York City personal income tax, Connecticut personal income tax, Massachusetts personal income tax and Rhode Island personal income tax, consequences, respectively, of distributions made each year.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

                               INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02108, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of each Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Funds so that it is entitled to receive advisory fees at the annual rate of .55% of each such Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .55%, .55%, .25%, .25% and .25% of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds' average daily net assets, respectively. In addition to fee waivers, Fleet also reimbursed the Tax-Exempt Bond, New York Municipal Bond and Rhode Island Municipal Bond Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time. The New Jersey Municipal Bond Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

    The organizational arrangements of Fleet require that all investment decisions with respect to the Funds be made by Fleet's Tax-Exempt Investment Policy Committee and no one person is responsible for making recommendations to that Committee.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Retail Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect their net asset value per share or result in financial losses to any shareholder.

                                 ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of the average daily net assets of each of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds. The New Jersey Municipal Bond Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series in the Funds as follows: Class M--Series 1 shares (Trust Shares), Class M--Series 2 shares (Retail A Shares) and Class M-- Series 3 shares (Retail B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class O--Series 1 shares (Trust Shares) and Class O--Series 2 shares (Retail A Shares), each series representing interests in the New York Municipal Bond Fund; Class P--Series 1 shares (Trust Shares) and Class P--Series 2 shares (Retail A Shares), each series representing interests in the Connecticut Municipal Bond Fund; Class Q--Series 1 shares (Trust Shares) and Class Q--Series 2 shares (Retail A Shares), each series representing interests in the Massachusetts Municipal Bond Fund; Class R--Series 1 shares (Trust Shares) and Class R-- Series 2 shares (Retail A Shares), each series representing interests in the Rhode Island Municipal Bond Fund; and Class Y--Series 1 shares (Trust Shares) and Class Y-- Series 2 shares (Retail A Shares), each series representing interests in the New Jersey Municipal Bond Fund. The Tax-Exempt Bond Fund is classified as a diversified investment company and the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Trust Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Tax-Exempt Bond Fund bear the fees that are paid under Galaxy's Distribution and Services Plan described below. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily net asset value of Retail A Shares of the Funds owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                         DISTRIBUTION AND SERVICES PLAN

    Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Tax-Exempt Bond Fund. Under the Distribution and Services Plan, Galaxy may pay (a) FD Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

    Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annual rate of .65% of the average daily net assets attributable to the Fund's outstanding Retail B Shares and (ii) to an Institution for shareholder liaison services and/ or administrative support services may not exceed the annual rates of .15% and
 .15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Fund's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                           PERFORMANCE AND REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by LIPPER ANALYTICAL SERVICES, INC., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Funds.

    The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the maximum public offering price per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Each Fund may also quote their "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated by increasing a Fund's yield (calculated as above) by the amount necessary to reflect the payment of income taxes at stated tax rates. A Fund's tax-equivalent yield will always be higher than its yield.

    The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for Retail B Shares of the Tax-Exempt Bond Fund and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

    The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

    The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

    Any additional fees charged by Institutions with respect to accounts of Customers that have invested in shares of a Fund will not be included in performance calculations.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS................................................................   1
EXPENSE SUMMARY...........................................................   3
FINANCIAL HIGHLIGHTS......................................................   5
INVESTMENT OBJECTIVES AND POLICIES........................................   11
  Tax-Exempt Bond Fund....................................................   11
  New Jersey Municipal Bond Fund..........................................   11
  New York Municipal Bond Fund............................................   12
  Connecticut Municipal Bond Fund.........................................   12
  Massachusetts Municipal Bond Fund.......................................   13
  Rhode Island Municipal Bond Fund........................................   13
  Special Considerations and Risks........................................   14
  Other Investment Policies and Risk Considerations.......................   17
INVESTMENT LIMITATIONS....................................................   22
PRICING OF SHARES.........................................................   23
HOW TO PURCHASE SHARES....................................................   23
  Distributor.............................................................   23
  General.................................................................   24
  Purchase Procedures--Customers of Institutions..........................   24
  Purchase Procedures--Direct Investors...................................   24
  Other Purchase Information..............................................   25
  Applicable Sales Charge--Retail A Shares................................   25
  Quantity Discounts......................................................   26
  Applicable Sales Charge--Retail B Shares................................   27
  Characteristics of Retail A Shares and Retail B Shares..................   28
  Factors to Consider When Selecting Retail A Shares or Retail B Shares...   29
HOW TO REDEEM SHARES......................................................   29
  Redemption Procedures--Customers of Institutions........................   29
  Redemption Procedures--Direct Investors.................................   30
  Other Redemption Information............................................   31

                                                                            PAGE
                                                                            ----
INVESTOR PROGRAMS.........................................................   31
  Exchange Privilege......................................................   31
  Automatic Investment Program and Systematic Withdrawal Plan.............   32
  Payroll Deduction Program...............................................   32
  College Investment Program..............................................   32
  Direct Deposit Program..................................................   32
INFORMATION SERVICES......................................................   33
  Galaxy Information Center--24 Hour Information Service..................   33
  Voice Response System...................................................   33
  Galaxy Shareholder Services.............................................   33
DIVIDENDS AND DISTRIBUTIONS...............................................   33
TAXES.....................................................................   33
  Federal.................................................................   33
  State and Local.........................................................   34
  Miscellaneous...........................................................   35
MANAGEMENT OF THE FUNDS...................................................   35
  Investment Adviser......................................................   36
  Authority to Act as Investment Adviser..................................   36
  Administrator...........................................................   36
DESCRIPTION OF GALAXY AND ITS SHARES......................................   37
  Shareholder Services Plan...............................................   37
  Distribution and Services Plan..........................................   38
CUSTODIAN AND TRANSFER AGENT..............................................   38
EXPENSES..................................................................   38
PERFORMANCE AND REPORTING.................................................   39
MISCELLANEOUS.............................................................   39

                                                                 RETAIL A SHARES

                                THE GALAXY FUND

                        RHODE ISLAND MUNICIPAL BOND FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
HIGHLIGHTS............................................................        3
EXPENSE SUMMARY.......................................................        5
FINANCIAL HIGHLIGHTS..................................................        7
INVESTMENT OBJECTIVE AND POLICIES.....................................        9
  Special Considerations and Risks....................................       10
  Other Investment Policies and Risk Considerations...................       11
INVESTMENT LIMITATIONS................................................       19
PRICING OF SHARES.....................................................       20
HOW TO PURCHASE AND REDEEM SHARES.....................................       20
  Distributor.........................................................       20
  Purchase of Shares..................................................       20
  Purchase Procedures--Customers of Institutions......................       21
  Purchase Procedures--Direct Investors...............................       21
  Other Purchase Information..........................................       22
  Applicable Sales Charge.............................................       23
  Quantity Discounts..................................................       25
  Redemption Procedures--Customers of Institutions....................       26
  Redemption Procedures--Direct Investors.............................       26
  Other Redemption Information........................................       28
INVESTOR PROGRAMS.....................................................       28
  Exchange Privilege..................................................       28

                                                                           PAGE
                                                                           ----
  Automatic Investment Program and Systematic Withdrawal Plan.........       29
  Payroll Deduction Program...........................................       30
  College Investment Program..........................................       30
  Direct Deposit Program..............................................       30
INFORMATION SERVICES..................................................       31
  Galaxy Information Center--24 Hour Information Service..............       31
  Voice Response System...............................................       31
  Galaxy Shareholder Services.........................................       31
DIVIDENDS AND DISTRIBUTIONS...........................................       31
TAXES.................................................................       32
  Federal.............................................................       32
  State and Local.....................................................       33
  Miscellaneous.......................................................       33
MANAGEMENT OF THE FUND................................................       33
  Investment Adviser..................................................       33
  Authority to Act as Investment Adviser..............................       34
  Administrator.......................................................       34
DESCRIPTION OF GALAXY AND ITS SHARES..................................       35
  Shareholder Services Plan...........................................       36
CUSTODIAN AND TRANSFER AGENT..........................................       36
EXPENSES..............................................................       37
PERFORMANCE REPORTING.................................................       37
MISCELLANEOUS.........................................................       38

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a separate series of Galaxy's shares ("Retail A Shares"), which represent interests in the RHODE ISLAND MUNICIPAL BOND FUND, a separate investment portfolio (the "Fund") offered to investors by Galaxy. The Fund is a municipal bond fund, and its objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in debt securities of the State of Rhode Island, its political subdivisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers, such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). The Fund is a non-diversified investment portfolio under the Investment Company Act of 1940, as amended, (the "1940 Act").

    The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet Investment Advisors Inc. or its parent, Fleet Financial Group, Inc., and affiliates.

    The Retail A Shares described in this Prospectus are offered to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares may also be purchased directly by individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in the Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions affiliated with Fleet Financial Group, Inc. As of the date of this Prospectus, however, Trust Shares of the Fund are not being offered to investors. Retail A Shares and Trust Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's RHODE ISLAND MUNICIPAL BOND FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, U.S. TREASURY, TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL GOVERNMENT MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, MIDCAP EQUITY, ASSET ALLOCATION, GROWTH AND INCOME, SMALL CAP VALUE, STRATEGIC EQUITY, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND, CORPORATE BOND, TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND AND MASSACHUSETTS MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUND?

    A: The Fund is managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1997 of approximately $85.5 billion. See "Management of the Fund-- Investment Adviser."

    Q: WHAT ADVANTAGES DOES THE FUND OFFER?

    A: The Fund offers investors the opportunity to invest in a professionally managed investment portfolio without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Fund also offers the economic advantages of block trading in portfolio securities and the availability of a family of twenty-seven mutual funds should your investment goals change.

    Q: HOW DOES ONE BUY AND REDEEM SHARES?

    A: The Fund is distributed by First Data Distributors, Inc. Retail A Shares of the Fund are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail A Shares may also be purchased on behalf of customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Fund may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .15% of the average daily net asset value of such shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. The minimum initial investment in the College Investment Program described below is $100 ($50 minimum per transaction if investment is made through the Automatic Investment Program). Institutions may require Customers to maintain certain minimum investments in Retail A Shares. See "How to Purchase and Redeem Shares-- Other Purchase Information" below.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Fund are declared daily and paid monthly. Net realized capital gains of the Fund are distributed at least annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional shares of the same series of shares with respect to which the dividend or distribution was declared without a sales charge. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUND'S INVESTMENT PRACTICES?

    A: The Fund invests primarily in Rhode Island Municipal Securities rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Municipal Securities rated in the lowest of the four highest rating categories assigned by Moody's or S&P are considered to have speculative characteristics, even though they are of investment grade quality. Because the Fund invests primarily in Rhode Island Municipal Securities, the achievement of its investment objective is dependent upon the ability of the issuers of such Rhode Island Municipal Securities to meet their continuing obligations for the payment of principal and interest. In addition, because the Fund is non-diversified, its investment return may be dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified portfolio. The Fund may lend its securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers. The Fund may enter into interest rate futures contracts and municipal bond index futures contracts. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. The Fund may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objective and Policies."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUND?

    A: Retail A Shares of the Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Exchanges are not subject to sales charges. Galaxy offers an Automatic Investment Program which allows investors to automatically invest in Retail A Shares on a monthly or quarterly basis, as well as other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Retail A Shares and (ii) the operating expenses for Retail A Shares of the Fund. Shareholder Transaction Expenses are charges you pay when buying and selling shares of the Fund. Annual Fund Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                                       RHODE
                                                      ISLAND
                                                     MUNICIPAL
SHAREHOLDER TRANSACTION EXPENSES                     BOND FUND
--------------------------------------------------  -----------
Maximum Front End Sales Charge Imposed on
  Purchases
  (as a percentage of offering price).............       3.75%(1)
Sales Load on Reinvested Dividends................        None
Deferred Sales Load...............................        None
Redemption Fees(2)................................        None
Exchange Fees.....................................        None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------
Advisory Fees (After Fee Waivers).................        .35%
12b-1 Fees........................................        None
Other Expenses....................................        .60%
                                                    -----------
Total Fund Operating Expenses (After Fee
  Waivers)........................................        .95%
                                                    -----------
                                                    -----------

---------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Purchase and Redeem Shares--Public Offering Price" and "How to Purchase and Redeem Shares--Quantity Discounts."

(2) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) deduction at the time of purchase of the maximum applicable front-end sales load, (2) a 5% annual return, and (3) redemption of your investment at the end of the following periods:

                                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
Rhode Island Municipal Bond Fund..................    $47       $66       $87       $148

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Retail A Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .75% and Total Fund Operating Expenses would be 1.35% for Retail A Shares of the Fund. Fleet is under no obligation to waive fees and/ or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet or other Institutions directly to their customer accounts for services related to an investment in Retail A Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Retail A Shares in the Fund. Galaxy is also authorized to issue an additional series of shares in the Fund, Trust Shares. As described below under "Description of Galaxy and Its Shares," Retail A Shares and Trust Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .15% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Retail A Shares and Trust Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report and incorporated by reference into the Statement of Additional Information. More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                      RHODE ISLAND MUNICIPAL BOND FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT THE PERIOD)

                                                      YEAR ENDED OCTOBER 31,      PERIOD ENDED
                                                    ---------------------------   OCTOBER 31,
                                                        1997           1996        1995(1,2)
                                                    ------------   ------------   ------------
                                                                                    RETAIL A
                                                          RETAIL A SHARES            SHARES
                                                    ---------------------------   ------------
Net Asset Value, Beginning of Period..............      $ 10.65        $ 10.67        $ 10.00
                                                    ------------   ------------   ------------
Income from Investment Operations:
  Net investment income(3)........................         0.48           0.51           0.44
  Net realized and unrealized gain (loss) on
   investments....................................         0.32           0.03           0.67
                                                    ------------   ------------   ------------
    Total From Investment Operations:.............         0.80           0.54           1.11
                                                    ------------   ------------   ------------
Less Dividends:
  Dividends from net investment income............        (0.50)         (0.51)         (0.44)
  Dividends from net realized capital gains.......        (0.04)         (0.05)            --
                                                    ------------   ------------   ------------
    Total Dividends:..............................        (0.54)         (0.56)         (0.44)
                                                    ------------   ------------   ------------
Net increase (decrease) in net asset value........         0.26          (0.02)          0.67
                                                    ------------   ------------   ------------
Net Asset Value, End of Period....................      $ 10.91        $ 10.65        $ 10.67
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------
Total Return(4)...................................         7.78%          5.22%         11.29%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............      $17,134        $14,900        $10,850
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................         4.50%          4.78%          5.13%(6)
  Operating expenses including
   reimbursement/waiver...........................         0.83%          0.77%          0.40%(6)
  Operating expenses excluding
   reimbursement/waiver...........................         1.34%          1.34%          2.25%(6)
Portfolio Turnover Rate...........................           19%            13%            34%(5)

---------

(1)  The Fund commenced operations on December 20, 1994.
(2) On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/ or the Fund's administrator for the years ended October 31, 1997 and 1996 and for the period ended October 31, 1995 was $0.43, $0.45 and $0.28, respectively.
(4) Calculation does not include the effect of any sales charge for Retail A Shares.
(5)  Not Annualized.
(6)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

    Fleet Investment Advisors Inc., the Fund's investment adviser ("Fleet"), will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

    The Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Rhode Island Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

    As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of the State of Rhode Island and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Special Considerations and Risks" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

    From time to time, during temporary defensive periods, the Fund may, without limit, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. Uninvested cash reserves may not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest rating categories assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities and that not more than 20% of its total assets will be invested in taxable securities in the aggregate. For more information, see "Other Investment Policies and Risk Considerations" below.

    See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

SPECIAL CONSIDERATIONS AND RISKS

INVESTMENT QUALITY

    Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") or unrated instruments determined by Fleet to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P or Moody's are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when Fleet believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by the Fund are subsequently downgraded below the four highest rating categories assigned by S&P or Moody's, such factor will be considered by Fleet in its evaluation of the overall merits of that Municipal Security but such ratings change will not necessarily result in an automatic sale of the Municipal Security. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's.

GENERAL RISK CONSIDERATIONS

    Generally, the market value of fixed income securities, such as Municipal Securities, in the Fund can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Fund, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in the Fund's net asset value.

    The Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

    Although the Fund does not presently intend to do so on a regular basis, the Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

RHODE ISLAND MUNICIPAL SECURITIES

    The Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Rhode Island Municipal Securities as well.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

VARIABLE AND FLOATING RATE INSTRUMENTS

    Municipal Securities purchased by the Fund may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the 10% limitation described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

PRIVATE ACTIVITY BONDS

    The Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

CUSTODIAL RECEIPTS AND PARTICIPATION INTERESTS

    Securities acquired by the Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero Coupon Receipts." The Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

FUTURES CONTRACTS

    The Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

    The Fund may also enter into contracts for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed income securities.

    The Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in the Statement of Additional Information and in Appendix B thereto.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. In the event its forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes but only in furtherance of its investment objective.

STAND-BY COMMITMENTS

    The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

ASSET-BACKED SECURITIES

    The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund from investing in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including saving associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

GUARANTEED INVESTMENT CONTRACTS

    The Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, the Fund would make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

    The Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its interest policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objective and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions.

        5. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer.

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    FD Distributors has established several procedures to enable different types of investors to purchase Retail A Shares of the Fund. The Retail A Shares described in this Prospectus may be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail A Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail A Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail A Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail A Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail A Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail A Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail A Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail A Shares through their Institution should contact such entity directly for appropriate purchase instructions.

PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail A Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund, to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581

    All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling FD Distributors at 1-800-628-0414.

    Subsequent investments in an existing account in the Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

    PURCHASES BY WIRE. Investors may also purchase Retail A Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     Fleet Bank of Massachusetts, N.A.
     75 State Street
     Boston, MA 02109
     ABA #0110-0013-8
     DDA #79673-5702
     Ref: The Galaxy Fund
         [Shareholder Name]
         [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by Investor Services Group. Direct Investors making subsequent investments by wire should follow the instructions above.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail A Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

OTHER PURCHASE INFORMATION

    Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail A Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail A Share certificates will not be issued.

    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or other agent.

APPLICABLE SALES CHARGE

    The public offering price for Retail A Shares of the Fund is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge assessed is as follows:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
                                OFFERING PRICE      NET ASSET          OFFERING PRICE
AMOUNT OF TRANSACTION             PER SHARE      VALUE PER SHARE          PER SHARE
------------------------------  --------------   ---------------   -----------------------
Less than $50,000.............       3.75              3.90                  3.25
$50,000 but less than
 $100,000.....................       3.50              3.63                  3.00
$100,000 but less than
 $250,000.....................       3.00              3.09                  2.50
$250,000 but less than
 $500,000.....................       2.50              2.56                  2.00
$500,000 and over.............       0.00*             0.00*                 0.00

---------

* There is no initial sales charge on purchases of $500,000 or more of Retail A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of such Retail A Shares on the redemption date for Shares redeemed within one year after purchase. The contingent deferred sales charge will not be assessed on redemptions within one year after purchase in connection with the death or disability of a shareholder. To receive this exemption, a Direct Investor or Customer must explain the status of his or her redemption at the time the Retail A Shares are redeemed.

    Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

    FD Distributors will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with FD Distributors. The reallowance to dealers may be changed from time to time.

    At various times, FD Distributors may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, FD Distributors in its discretion may from time to time, pursuant to objective criteria established by FD Distributors, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by FD Distributors out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Fund will receive from such sales.

    Fleet's indirect parent, Fleet National Bank, or another affiliate of Fleet, may at its expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of the Fund. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of Fleet's affiliates.

    In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Fund may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on purchases of Retail A Shares of the Fund by the following categories of investors or in the following types of transactions:

    - reinvestment of dividends and distributions;

    - purchases by any retirement account, including but not limited to SIMPLE, IRA, SEP, Keogh and Roth accounts;

    - purchases by persons who were beneficial owners of shares of the Fund or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

    - purchases by directors, officers and employees of broker-dealers having agreements with FD Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

    - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

    - purchases made with redemption proceeds from another mutual fund complex on which a front-end or back-end sales charge has been paid, provided the purchase is made within 60 days after the redemption;

    - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

    - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates and members of their immediate families;

    - purchases by officers, directors, employees and retirees of First Data Corporation and any of its affiliates and members of their immediate families;

    - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of any of the portfolios offered by Galaxy;

    - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

    - purchases by investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

    - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

    - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and

    - any purchase pursuant to the Reinstatement Privilege described below.

QUANTITY DISCOUNTS

    Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

    In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact FD Distributors or your Institution.

    RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

    LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

    Investor Services Group will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, Investor Services Group as attorney-in-fact pursuant to the terms of the Letter of Intent and at FD Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

    QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension plan (or the aggregate investments of a trustee or other fiduciary) established for the benefit of the persons listed above.

    REINSTATEMENT PRIVILEGE. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Fund or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Investor Services Group, Galaxy's transfer agent, receives a reinstatement request and payment in proper form.

    Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to Investor Services Group as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions as to the number of times an investor may use this Privilege.

    Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers of Institutions may redeem all or part of their Retail A Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

    Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.

    DIRECT INVESTORS MAY REDEEM ALL OR PART OF THEIR RETAIL A SHARES IN ACCORDANCE WITH ANY OF THE PROCEDURES DESCRIBED BELOW.

REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581

    A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Fund ordinarily will make payment for Retail A Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail A Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail A Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Retail A Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy, at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail A Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/ or bank). If Galaxy fails to follow established procedures for the authentication of telephone transactions, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    NO REDEMPTION BY A DIRECT INVESTOR IN THE FUND WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL A SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL A SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

OTHER REDEMPTION INFORMATION

    Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail A Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

    Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by FD Distributors. On a Business Day when the Exchange closes early due to partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of the Fund having a value of at least $100 for Retail A Shares of any of the other portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. No additional sales charge will be incurred when exchanging Retail A Shares of the Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge.

    The minimum initial investment to establish an account by exchange in another portfolio offered by Galaxy or otherwise advised by Fleet, except for the Institutional Government Money Market Fund, is $2,500, unless at the time of exchange the Direct Investor or Customer elects, with respect to the portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment

Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the shares of the Fund and the investment of the redemption proceeds in shares of another portfolio offered by Galaxy or otherwise advised by Fleet. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Direct Investors should call Investor Services Group at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Purchase and Redeem Shares-- Redemption Procedures--Direct Investors--Redemption by Wire" above for a description of Galaxy's policy regarding telephone instructions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

    Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail A Shares of the Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Fund shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail A Shares will be purchased, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to redeem Retail A Shares of the Fund on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within five business days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Investor Services Group, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge.

PAYROLL DEDUCTION PROGRAM

    The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail A Shares of the Fund will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two or four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail A Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail A Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

    Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This program enables Direct Investors to purchase Retail A Shares of the Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414.

    Death or legal incapacity will terminate a Direct Investor's participation in the program. Direct Investors may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES

GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center Automated Telephone Service, just call 1-800-628-0414.

VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described under "How To Purchase and Redeem Shares" and "Investor Programs" above. To access the Voice Response System, just call 1-800-628-0414 from any touchtone telephone and follow the recorded instructions.

GALAXY SHAREHOLDER SERVICES

    For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Retail A Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail A Shares of the Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt interest income and 90% of its net investment company taxable income, if any. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) may be treated by the Fund's shareholders as items of interest excludable from their gross income under section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusions would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

    If the Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability, if any, for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

    Dividends from the Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Retail A Shares of the Fund.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    Investors considering buying shares of the Fund on or just before the record date of a capital gain distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be subject to tax.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

STATE AND LOCAL

    Exempt-interest dividends and other distributions paid by the Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

    The Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Retail A Shares of the Fund.

    The Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

MISCELLANEOUS

    The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences and Rhode Island personal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fee payable to it by the Fund so that it is entitled to receive advisory fees at the annual rate of .55% of the Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of .25% of the Fund's average daily net assets. In addition to the fee waivers, Fleet reimbursed the Fund during the fiscal year ended October 31, 1997 for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The organizational arrangements of Fleet require that all investment decisions with respect to the Fund be made by Fleet's Tax-Exempt Investment Policy Committee, and no one person is primarily responsible for making recommendations to that committee.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Retail A Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect its net asset value per share or result in financial losses to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series in the Fund as follows: Class R - Series 1 shares (Trust Shares) and Class R - Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a non-diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Trust Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414. As of the date of this Prospectus, Trust Shares of the Fund are not being offered to investors.

    Shares of each series in the Fund bear their pro rata portfolio of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund have certain exchange and other privileges which are not available to Trust Shares. Trust Shares of the Fund are sold without a sales load.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, currently represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .30% of the average daily net asset value of Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets, and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by LIPPER ANALYTICAL SERVICES, INC., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Retail A Shares and Trust Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The Fund may also quote its "tax-equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated tax rate. The Fund's tax-equivalent yield will always be higher than its yield.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five-and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return reflect the sales load charged by the Fund with respect to its Retail A Shares and assume that dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

    The Fund may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail A Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charge will be higher than quotations that do reflect the sales charge.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

    Any additional fees charged directly by Institutions to accounts of Customers that have invested in Retail A Shares of the Fund will not be included in performance calculations.

    The Fund's portfolio manager and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                                                           TRUST

                                THE GALAXY FUND

                               EQUITY VALUE FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY...........................................................     2
FINANCIAL HIGHLIGHTS......................................................     3
INVESTMENT OBJECTIVE AND POLICIES.........................................     5
  In General..............................................................     5
  Special Risk Considerations.............................................     6
  Other Investment Policies and Risk Considerations.......................     6
INVESTMENT LIMITATIONS....................................................    12
PRICING OF SHARES.........................................................    14
HOW TO PURCHASE AND REDEEM SHARES.........................................    14
  Distributor.............................................................    14
  Purchase of Shares......................................................    14
  Redemption of Shares....................................................    15
DIVIDENDS AND DISTRIBUTIONS...............................................    16
TAXES.....................................................................    16
  Federal.................................................................    16
  State and Local.........................................................    17

                                                                            PAGE
                                                                            ----

MANAGEMENT OF THE FUND....................................................    18
  Investment Adviser......................................................    18
  Authority to Act as Investment Adviser..................................    19
  Administrator...........................................................    19
DESCRIPTION OF GALAXY AND ITS SHARES......................................    19
  Shareholder Services Plan...............................................    20
  Agreements for Sub-Account Services.....................................    21
CUSTODIAN AND TRANSFER AGENT..............................................    21
EXPENSES..................................................................    21
PERFORMANCE REPORTING.....................................................    22
MISCELLANEOUS.............................................................    23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts                 regarding purchases, redemptions,
01581-5108                              exchanges and other shareholder services
                                        or for current performance call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the EQUITY VALUE FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that the Fund's investment adviser believes are undervalued and exhibit acceptable levels of risk.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities Inc., Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           --------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                        EQUITY
                                                                        VALUE
SHAREHOLDER TRANSACTION EXPENSES                                         FUND
----------------------------------------------------------------------  ------

Sales Load............................................................    None
Sales Load on Reinvested Dividends....................................    None
Deferred Sales Load...................................................    None
Redemption Fees.......................................................    None
Exchange Fees.........................................................    None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------

Advisory Fees.........................................................    .75%
12b-1 Fees............................................................    None
Other Expenses........................................................    .31%
                                                                        ------
Total Fund Operating Expenses.........................................   1.06%
                                                                        ------
                                                                        ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                        ------   -------   -------   --------
Equity Value Fund.....................................................    $11      $33       $57       $127

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1994 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund (Retail A Shares of the Fund were first offered during the fiscal year ended October 31, 1991). More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                              EQUITY VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                               YEAR ENDED OCTOBER 31,
                      -----------------------------------------                                                           PERIOD
                                                                                                                          ENDED
                           1997     1996     1995     1994                     YEAR ENDED OCTOBER 31,(2)                 OCTOBER
                      -----------------------------------------   ----------------------------------------------------     31,
                                    TRUST SHARES                    1993       1992       1991       1990       1989     1988(1,2)
                      -----------------------------------------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Period.............  $  15.96   $  14.33   $  13.32   $  13.12   $  11.41   $  11.52   $   9.45   $  11.51   $  10.41   $ 10.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from
 Investment
 Operations:
  Net investment
   income(3,4)......      0.17       0.21       0.28       0.19       0.19       0.26       0.37       0.39       0.36      0.03
  Net realized and
   unrealized gain
   (loss) on
   investments......      4.16       2.74       2.24       0.45       2.14       0.33       2.41      (1.37)      1.10      0.38
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    Total from
     Investment
     Operations:....      4.33       2.95       2.52       0.64       2.33       0.59       2.78      (0.98)      1.46      0.41
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less Dividends:
  Dividends from net
   investment
   income...........     (0.18)     (0.21)     (0.30)     (0.16)     (0.20)     (0.27)     (0.37)     (0.38)     (0.36)       --
  Dividends from net
   realized capital
   gains............     (1.90)     (1.11)     (1.21)     (0.28)     (0.42)     (0.43)     (0.34)     (0.70)        --        --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    Total
     Dividends:.....     (2.08)     (1.32)     (1.51)     (0.44)     (0.62)     (0.70)     (0.71)     (1.08)     (0.36)       --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase
 (decrease) in net
 asset value........      2.25       1.63       1.01       0.20       1.71      (0.11)      2.07      (2.06)      1.10      0.41
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Period..........  $  18.21   $  15.96   $  14.33   $  13.32   $  13.12   $  11.41   $  11.52   $   9.45   $  11.51   $ 10.41
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Return........     29.87%     22.05%     21.31%      5.05%     21.18%      5.66%     30.45%     (9.43)%    14.19%     4.10%(5)
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)...  $241,532   $194,827   $165,330   $154,403   $176,107   $133,578   $ 99,601   $ 92,893   $ 92,366   $75,774
Ratios to average
 net assets:
  Net investment
   income including
   reimbursement/
   waiver...........      0.98%      1.42%      2.10%      1.46%      1.52%      2.24%      3.25%      3.66%      3.25%     1.89%(6)
  Operating expenses
   including
   reimbursement/
   waiver...........      1.04%      1.03%      1.02%      1.06%      0.97%      0.94%      0.94%      0.95%      0.97%     0.95%(6)
  Operating expenses
   excluding
   reimbursement/
   waiver...........      1.04%      1.03%      1.02%      1.06%      0.97%      0.94%      0.94%      0.95%      0.98%     0.95%(6)
Portfolio Turnover
 Rate...............       111%       116%        76%        71%        50%       136%        40%        94%        44%        4%(5)
Average Commission
 Rate Paid(7).......  $ 0.0601   $ 0.0605        N/A        N/A        N/A        N/A        N/A        N/A        N/A       N/A

---------

(1)  The Fund commenced operations on September 1, 1988.
(2) For periods prior to the year ended October 31, 1994, the per share amounts reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.17, $0.21, $0.28 and $0.19,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993, 1992, 1991, 1990 and 1989 and for the period ended October 31, 1988 was $0.19, $0.26, $0.37, $0.39, $0.36 and $0.03, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The investment objective of the Fund, is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, believes to be undervalued, as measured by various financial tests, including one or more of the following: cash flow, return on equity, return on assets, fixed charge coverage and ratios of market capitalization to revenues. In addition, Fleet considers the current value of an issuer's fixed assets (including real estate), cash items, net working capital, indebtedness and historical book value. Stocks which appear to be undervalued are also reviewed to determine whether unacceptable risks account for their low valuation. The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

    Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market.

    The Fund may hold other types of securities in such proportions as, in Fleet's opinion, existing market and economic conditions may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of Fleet, suitable stock or convertible debt securities are unavailable. The Fund may also invest up to 20% of its total assets in foreign securities either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American and European Depository Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations--Covered Call Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investment Services, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments then is the case for higher rated obligations.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations-- Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes."

COVERED CALL OPTIONS

    To further increase return on its portfolio securities and in accordance with its investment objective and policies, the Fund may engage in writing covered call options (options on securities owned by the Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options would normally be written only on underlying securities as to which Fleet does not anticipate significant short-term capital appreciation. See "Derivative Securities" below.

AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS

    The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, covered call options and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio rate of 100% or more is considered high although the rate of turnover will not be a limiting factor on making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by

Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Funds may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market Fund, Equity Growth, Equity Income, International Equity, Asset Allocation, Small Company Equity, MidCap Equity, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of
 .75% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, Fleet reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Fund's portfolio manager, G. Jay Evans, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been with Fleet and its predecessors since 1978, is a Senior Vice President, and has been the Fund's portfolio manager since the spring of 1993.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid administration fees to Investor Services Group at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class C shares (Trust Shares), Class C - Special Series 1 shares (Retail A Shares) and Class C - Special 2 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such Shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by customers. Institutions may receive up to one-half of this fees for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may entered into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                 EQUITY VALUE
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-264 15031 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                               EQUITY GROWTH FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY...........................................................     2
FINANCIAL HIGHLIGHTS......................................................     3
INVESTMENT OBJECTIVE AND POLICIES.........................................     5
  In General..............................................................     5
  Special Risk Considerations.............................................     5
  Other Investment Policies and Risk Considerations.......................     6
INVESTMENT LIMITATIONS....................................................    12
PRICING OF SHARES.........................................................    14
HOW TO PURCHASE AND REDEEM SHARES.........................................    14
  Distributor.............................................................    14
  Purchase of Shares......................................................    15
  Redemption of Shares....................................................    16
DIVIDENDS AND DISTRIBUTIONS...............................................    16

                                                                            PAGE
                                                                            ----

TAXES.....................................................................    16
  Federal.................................................................    16
  State and Local.........................................................    17
MANAGEMENT OF THE FUND....................................................    17
  Investment Adviser......................................................    18
  Authority to Act as Investment Adviser..................................    18
  Administrator...........................................................    19
DESCRIPTION OF GALAXY AND ITS SHARES......................................    19
  Shareholder Services Plan...............................................    20
  Agreements for Sub-Account Services.....................................    21
CUSTODIAN AND TRANSFER AGENT..............................................    21
EXPENSES..................................................................    21
PERFORMANCE REPORTING.....................................................    22
MISCELLANEOUS.............................................................    23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the EQUITY GROWTH FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that the Fund's investment adviser believes have above-average earnings potential.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Corporation, Fleet Securities Inc., Fleet Enterprises Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                        EQUITY
                                                                        GROWTH
SHAREHOLDER TRANSACTION EXPENSES                                         FUND
----------------------------------------------------------------------  ------

Sales Load............................................................    None
Sales Load on Reinvested Dividends....................................    None
Deferred Sales Load...................................................    None
Redemption Fees.......................................................    None
Exchange Fees.........................................................    None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------

Advisory Fees.........................................................    .75%
12b-1 Fees............................................................    None
Other Expenses........................................................    .25%
                                                                        ------
Total Fund Operating Expenses.........................................   1.00%
                                                                        ------
                                                                        ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                        ------   -------   -------   --------
Equity Growth Fund....................................................    $10      $31       $54       $120

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of Shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1994 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund (Retail A Shares of the Fund were first offered during the fiscal period ended October 31, 1991). More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                             EQUITY GROWTH FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                                                                          YEAR ENDED
                                             1997      1996      1995      1994         OCTOBER 31,(2)      PERIOD ENDED
                                          -----------------------------------------   -------------------   OCTOBER 31,
                                                        TRUST SHARES                    1993       1992      1991(1)(2)
                                          -----------------------------------------   --------   --------   ------------
Net Asset Value, Beginning of Period....  $  20.39   $  17.30   $  14.19   $  13.76   $  12.90   $  11.99       $ 10.00
                                          --------   --------   --------   --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income(3)(4)...........      0.16       0.17       0.20       0.18       0.15       0.17          0.16
  Net realized and unrealized gain
  (loss) on investments.................      6.06       3.40       3.28       0.47       0.95       0.91          1.97
                                          --------   --------   --------   --------   --------   --------   ------------
   Total from Investment Operations:....      6.22       3.57       3.48       0.65       1.10       1.08          2.13
                                          --------   --------   --------   --------   --------   --------   ------------
Less Dividends:
  Dividends from net investment income..     (0.16)     (0.18)     (0.20)     (0.16)     (0.15)     (0.17)        (0.14)
  Dividends from net realized capital
  gains.................................     (1.28)     (0.30)     (0.17)     (0.06)     (0.09)        --            --
                                          --------   --------   --------   --------   --------   --------   ------------
   Total Dividends:.....................     (1.44)     (0.48)     (0.37)     (0.22)     (0.24)     (0.17)        (0.14)
                                          --------   --------   --------   --------   --------   --------   ------------
Net increase (decrease) in net asset
 value..................................      4.78       3.09       3.11       0.43       0.86       0.91          1.99
                                          --------   --------   --------   --------   --------   --------   ------------
Net Asset Value, End of Period..........  $  25.17   $  20.39   $  17.30   $  14.19   $  13.76   $  12.90       $ 11.99
                                          --------   --------   --------   --------   --------   --------   ------------
                                          --------   --------   --------   --------   --------   --------   ------------
Total Return............................     32.16%     21.03%     25.08%      4.80%      8.58%      9.10%        21.39%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $745,537   $562,419   $420,016   $362,094   $427,298   $224,630       $92,224
Ratios to average net assets:
  Net investment income including
  reimbursement/waiver..................      0.72%      0.92%      1.31%      1.27%      1.20%      1.37%         1.46%(6)
  Operating expenses including
  reimbursement/waiver..................      0.95%      0.98%      1.00%      0.93%      0.97%      0.95%         0.83%(6)
  Operating expenses excluding
  reimbursement/waiver..................      0.95%      0.98%      1.00%      0.93%      0.97%      0.95%         0.83%(6)
Portfolio Turnover Rate.................        66%        36%        14%        18%        16%        22%           16%(5)
Average Commission Rate Paid(7).........  $ 0.0601   $ 0.0615        N/A        N/A        N/A        N/A           N/A

---------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.16, $0.17, $0.20 and $0.18,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 was $0.15, $0.17 and $0.16, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analysis of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations-- Convertible Securities" below.

    The Fund may invest up to 20% of its total assets in foreign securities either directly or indirectly through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American and European Depository" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations--Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in Fleet's opinion, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stock will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of debt securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations-- Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes".

OPTIONS

    The Fund may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option.

Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index.

    The Fund may also write covered call options on securities which it owns and may enter into closing purchase transactions with respect to such options. Writing a covered call option means that the Fund owns the underlying security subject to call at the stated exercise price at all times during the option period.

    By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options would normally be written only on underlying securities as to which Fleet does not anticipate significant short-term capital appreciation.

    All options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of options purchased by the Fund may not exceed 5%, and the aggregate value of covered call options written by the Fund may not exceed 25%, of the value of the Fund's net assets. See "Derivative Securities" below.

AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS

    The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore, have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options and foreign currency exchange contract.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio rate of 100% or more is considered high, although the rate of turnover will not be a limiting factor on making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund, under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holding or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends of each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will contitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital to the shareholder, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with its total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Income, International Equity, Asset Allocation, Small Company Equity, MidCap Equity, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of
 .75% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, Fleet reimbursed the Fund for certain operating expenses, which reimbursements may be revised or discontinued at any time.

    The Fund's portfolio manager, Robert G. Armknecht, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht, an Executive Vice President, has been with Fleet and its predecessor since 1989 and has been the Fund's portfolio manager since its inception.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of
 .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class H--Series 1 shares (Trust Shares), Class H--Series 2 shares (Retail A Shares) and Class H--Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                EQUITY GROWTH
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-265 15033 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                               EQUITY INCOME FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY...........................................................     2
FINANCIAL HIGHLIGHTS......................................................     3
INVESTMENT OBJECTIVE AND POLICIES.........................................     5
  In General..............................................................     5
  Special Risk Considerations.............................................     5
  Other Investment Policies and Risk Considerations.......................     6
INVESTMENT LIMITATIONS....................................................    12
PRICING OF SHARES.........................................................    14
HOW TO PURCHASE AND REDEEM SHARES.........................................    14
  Distributor.............................................................    14
  Purchase of Shares......................................................    15
  Redemption of Shares....................................................    16
DIVIDENDS AND DISTRIBUTIONS...............................................    16
TAXES.....................................................................    16
  Federal.................................................................    16
  State and Local.........................................................    17

                                                                            PAGE
                                                                            ----

MANAGEMENT OF THE FUND....................................................    17
  Investment Adviser......................................................    18
  Authority to Act as Investment Adviser..................................    18
  Administrator...........................................................    19
DESCRIPTION OF GALAXY AND ITS SHARES......................................    19
  Shareholder Services Plan...............................................    20
  Agreements for Sub-Account Services.....................................    20
CUSTODIAN AND TRANSFER AGENT..............................................    21
EXPENSES..................................................................    21
PERFORMANCE REPORTING.....................................................    21
MISCELLANEOUS.............................................................    22

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, current
                                        performance, redemptions, exchanges and
                                        other shareholder services, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the EQUITY INCOME FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock that offer income potential.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                     EQUITY
                                                     INCOME
SHAREHOLDER TRANSACTION EXPENSES                      FUND
--------------------------------------------------  --------

Sales Load........................................      None
Sales Load on Reinvested Dividends................      None
Deferred Sales Load...............................      None
Redemption Fees...................................      None
Exchange Fees.....................................      None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------

Advisory Fees.....................................      .75%
12b-1 Fees........................................      None
Other Expenses....................................      .27%
                                                    --------
Total Fund Operating Expenses.....................     1.02%
                                                    --------
                                                    --------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
Equity Income Fund................................    $10      $32       $55       $122

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail A Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail A Shares represent equal pro rata interests in the Fund except that
(i) effective October 1, 1994 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to
 .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflect the investment results of both Trust Shares and Retail A Shares of the Fund. (Retail A Shares of the Fund were first offered during the fiscal year ended October 31, 1992). More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                             EQUITY INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR ENDED OCTOBER 31,
                                          ---------------------------------------
                                                                                        YEAR ENDED         PERIOD
                                              1997     1996     1995     1994         OCTOBER 31,(2)        ENDED
                                          ---------------------------------------   ------------------   OCTOBER 31,
                                                       TRUST SHARES                   1993      1992      1991(1,2)
                                          ---------------------------------------   --------   -------   -----------
Net Asset Value, Beginning of Period....  $  16.93   $  14.99   $ 12.75   $ 12.85   $  11.85   $ 11.29       $10.00
                                          --------   --------   -------   -------   --------   -------   -----------
Income from Investment Operations:
  Net investment income(3,4)............      0.38       0.37      0.36      0.31       0.30      0.30         0.29
  Net realized and unrealized gain
   (loss) on investments................      3.35       2.48      2.45      0.07       1.09      0.76         1.26
                                          --------   --------   -------   -------   --------   -------   -----------
    Total from Investment Operations:...      3.73       2.85      2.81      0.38       1.39      1.06         1.55
                                          --------   --------   -------   -------   --------   -------   -----------
Less Dividends:
  Dividends from net investment
   income...............................     (0.38)     (0.37)    (0.36)    (0.29)     (0.28)    (0.30)       (0.26)
  Dividends from net realized capital
   gains................................     (1.44)     (0.54)    (0.21)    (0.19)     (0.11)    (0.20)          --
                                          --------   --------   -------   -------   --------   -------   -----------
    Total Dividends:....................     (1.82)     (0.91)    (0.57)    (0.48)     (0.39)    (0.50)       (0.26)
                                          --------   --------   -------   -------   --------   -------   -----------
Net increase (decrease) in net asset
 value..................................      1.91       1.94      2.24     (0.10)      1.00      0.56         1.29
                                          --------   --------   -------   -------   --------   -------   -----------
Net Asset Value, End of Period..........  $  18.84   $  16.93   $ 14.99   $ 12.75   $  12.85   $ 11.85       $11.29
                                          --------   --------   -------   -------   --------   -------   -----------
                                          --------   --------   -------   -------   --------   -------   -----------
Total Return............................     23.80%     19.65%    22.81%     3.02%     11.85%     9.71%       15.61%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $119,505   $106,094   $87,819   $78,880   $123,970   $21,778       $7,096
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      2.14%      2.32%     2.60%     2.49%      2.34%     2.84%        2.72%(6)
  Operating expenses including
   reimbursement/waiver.................      0.95%      0.94%     0.98%     1.07%      1.16%     1.03%        0.85%(6)
  Operating expenses excluding
   reimbursement/waiver.................      0.97%      0.94%     1.00%     1.07%      1.22%     1.54%        1.39%(6)
Portfolio Turnover Rate.................        37%        45%       21%       31%        27%       18%          77%(5)
Average Commission Rate Paid(7).........  $ 0.0598   $ 0.0620       N/A       N/A        N/A       N/A          N/A

---------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.38, $0.37, $0.36 and $0.31,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 was $0.29, $0.25 and $0.23, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock that offer income potential. Factors generally considered in selecting portfolio securities include current income and prospects for dividend growth and capital appreciation. However, the Fund's portfolio can be expected to include securities that offer only growth potential or only income potential, as well as securities that combine both these elements.

    The Fund may invest up to 20% of its total assets in foreign securities either directly or indirectly through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). In addition, the Fund may invest in securities issued by foreign branches of U.S. Banks and foreign banks. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations--American and European Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations-- Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments then is the case for higher rated debt securities.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations-- Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes".

OPTIONS

    The Fund may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration or the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index.

    The Fund may also write covered call options on securities which it owns and may enter into closing purchase transactions with respect to such options. Writing a covered call option means that the Fund owns the underlying security subject to call at the stated exercise price at all times during the option period.

    By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options would normally be written only on underlying securities as to which Fleet does not anticipate significant short-term capital appreciation.

    All options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of options purchased by the Fund may not exceed 5%, and the aggregate value of covered call options written by the Fund may not exceed 25%, of the value of the Fund's net assets. See "Derivative Securities" below.

AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS

    The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored deferred contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by a REIT often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts, 02109, serves as the investment adviser to the Fund. Fleet is an indirect, wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, International Equity, Asset Allocation, Growth and Income, Strategic Equity, Small Company Equity, MidCap Equity, Small Cap Value, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of
 .75% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, Fleet reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Fund's portfolio manager, J. Edward Klisiewicz, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz, a Senior Vice President of Fleet, has been with Fleet and its predecessors since 1970 and has been the Fund's portfolio manager since its inception.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class I - Series 1 shares (Trust Shares) and Class I - Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares and Retail A Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares and Retail A Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolios as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions

("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                EQUITY INCOME
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-263 15029 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                           INTERNATIONAL EQUITY FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

----------------------------------------------------------------------
----------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        2
FINANCIAL HIGHLIGHTS..................................................        3
INVESTMENT OBJECTIVE AND POLICIES.....................................        5
  In General..........................................................        5
  Special Risk Considerations.........................................        6
  Other Investment Policies and Risk Considerations...................        7
INVESTMENT LIMITATIONS................................................       13
PRICING OF SHARES.....................................................       15
HOW TO PURCHASE AND REDEEM SHARES.....................................       15
  Distributor.........................................................       15
  Purchase of Shares..................................................       16
  Redemption of Shares................................................       17
DIVIDENDS AND DISTRIBUTIONS...........................................       17

                                                                           PAGE
                                                                           ----
TAXES.................................................................       17
  Federal.............................................................       17
  State and Local.....................................................       19
MANAGEMENT OF THE FUND................................................       19
  Investment Adviser and Sub-Adviser..................................       19
  Authority to Act as Investment Adviser..............................       20
  Administrator.......................................................       21
DESCRIPTION OF GALAXY AND ITS SHARES..................................       21
  Shareholder Services Plan...........................................       22
  Agreements for Sub-Account Services.................................       23
CUSTODIAN AND TRANSFER AGENT..........................................       23
EXPENSES..............................................................       23
PERFORMANCE REPORTING.................................................       23
MISCELLANEOUS.........................................................       24

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the INTERNATIONAL EQUITY FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in equity securities of foreign issuers.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates. Oechsle International Advisors, L.P. serves as the sub-adviser to the Fund.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                          INTERNATIONAL
SHAREHOLDER TRANSACTION EXPENSES          EQUITY FUND
----------------------------------------  ------------

Sales Load..............................         None
Sales Load on Reinvested Dividends......         None
Deferred Sales Load.....................         None
Redemption Fees.........................         None
Exchange Fees...........................         None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------

Advisory Fees (After Fee Waivers).......          .66%
                                               ------
12b-1 Fees..............................         None
Other Expenses..........................          .47%
                                               ------
Total Fund Operating Expenses (After Fee
Waivers)................................         1.13%
                                               ------
                                               ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
International Equity Fund...............    $11      $35       $61       $135

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .91% and Total Fund Operating Expenses would be 1.38% for Trust Shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail A Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except that
(i) effective October 1, 1994 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to
 .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the results of both Trust Shares and Retail A Shares of the Fund. More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                          INTERNATIONAL EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                            1997       1996       1995       1994      YEAR ENDED    PERIOD ENDED
                                          -----------------------------------------   OCTOBER 31,    OCTOBER 31,
                                                        TRUST SHARES                    1993(2)       1992(1,2)
                                          -----------------------------------------   ------------   ------------
Net Asset Value, Beginning of Period....  $  14.01   $  12.98   $  13.20   $  12.13       $  9.66        $ 10.00
                                          --------   --------   --------   --------   ------------   ------------
Income from Investment Operations:
  Net investment income(3)(,4)..........      0.08       0.17       0.16       0.06          0.02           0.06
  Net realized and unrealized gain
   (loss) on investments................      2.12       1.30      (0.18)      1.02          2.51          (0.40)
                                          --------   --------   --------   --------   ------------   ------------
    Total from Investment Operations:...      2.20       1.47      (0.02)      1.08          2.53          (0.34)
                                          --------   --------   --------   --------   ------------   ------------
Less Dividends:
  Dividends from net investment income..     (0.20)     (0.20)     (0.04)     (0.01)        (0.06)            --
  Dividends from net realized capital
   gains................................     (0.68)     (0.24)     (0.16)        --            --             --
                                          --------   --------   --------   --------   ------------   ------------
    Total Dividends:....................     (0.88)     (0.44)     (0.20)     (0.01)        (0.06)            --
                                          --------   --------   --------   --------   ------------   ------------
Net increase (decrease) in net asset
 value..................................      1.32       1.03      (0.22)      1.07          2.47          (0.34)
                                          --------   --------   --------   --------   ------------   ------------
Net Asset Value, End of Period..........  $  15.33   $  14.01   $  12.98   $  13.20       $ 12.13        $  9.66
                                          --------   --------   --------   --------   ------------   ------------
                                          --------   --------   --------   --------   ------------   ------------
Total Return............................     16.60%     11.51%     (0.02)%     8.91%        26.36%         (3.40)%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $265,124   $172,561   $ 89,614   $ 82,350       $39,246        $12,584
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      0.57%      1.40%      1.36%      0.74%         0.37%          1.19%(6)
  Operating expenses including
   reimbursement/waiver.................      1.06%      1.08%      1.22%      1.43%         1.57%          1.61%(6)
  Operating expenses excluding
   reimbursement/waiver.................      1.32%      1.36%      1.48%      1.72%         2.04%          2.79%(6)
Portfolio Turnover Rate.................        45%       146%        48%        39%           29%            21%(5)
Average Commission Rate Paid(7).........  $ 0.0214   $ 0.0381        N/A        N/A           N/A            N/A

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares the years ended October 31, 1997, 1996, 1995 and 1994 was $0.04, $0.13, $0.13 and $0.04,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.00 and $0.00, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, current income will not be its primary consideration. The Fund emphasizes established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

    The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors. Under normal market and economic conditions, no more than 20% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or emerging securities markets.

    The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

    Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described under "Other Investment Policies and Risk Considerations--Investment Company Securities" below.

    During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. The short-term debt instruments in which the Fund may invest may be denominated in foreign currencies or U.S. dollars, and include foreign and domestic: (i) short-term debt securities, including short-term obligations of national governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) commercial paper, including master notes; (iii) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances, and Euro-currency instruments and securities; and (iv) repurchase agreements.

    Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs") as described under "Other Investment Policies and Risk Considerations." Furthermore, the Fund may purchase and sell securities on a when-issued basis. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of U.S. issuers. See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

    Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, and Oechsle International Advisors, L.P. ("Oechsle"), the Fund's sub-adviser, will use their best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of debt securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    The Fund may only purchase debt securities rated "A" or higher by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or if unrated, determined by Fleet and/or Oechsle to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if such debt is not rated, the instrument purchased must be determined to be of comparable quality.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations--Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet and/or Oechsle believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet and/or Oechsle under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or Oechsle or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet and/or Oechsle to be of good standing and only when, in Fleet's and/or Oechsle's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet or Oechsle.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investment. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pays dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes".

OPTIONS

    COVERED CALL OPTIONS. To further increase return on its portfolio securities and in accordance with its investment objective and policies, the Fund may engage in writing covered call options (options on securities owned by the Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options would normally be written only on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation. See "Derivative Securities" below.

    OPTIONS ON FOREIGN STOCK INDICES. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indices are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

    Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in a stock index option prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. For additional information relating to option trading practices and related risks, see "Derivative Securities" below and in the Statement of Additional Information relating to the Fund.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    The Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's and/or Oechsle's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet and/or Oechsle evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and/or Oechsle considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, covered call options, options on foreign stock indices and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet and/or Oechsle will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with their day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's and/or Oechsle's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

WHEN-ISSUED TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet and/or Oechsle believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio rate of 100% or more is considered high although the rate of turnover will not be a limiting factor on making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, securities which are restricted as to transfer in their principal market, nonnegotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of the its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet and/or Oechsle has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by Galaxy's Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Certain of the securities acquired by the Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    Trust Shares of the Fund described in this Prospectus may also be sold to clients, partners and employees of Oechsle. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a business day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid annually. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    It is expected that the Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income should they so choose.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The applicable Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER AND SUB-ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts, 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, Asset Allocation, Small Company Equity, MidCap Equity, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records (except with respect to such functions that have been delegated to Oechsle, the Fund's sub-adviser, as described below).

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus .95% of the next $50 million of such assets, plus .85% of net assets in excess of $100 million.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of
 .68% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997 Fleet reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The advisory agreement between Galaxy and Fleet with respect to the Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited partnership with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the Fund. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. Oechsle currently manages approximately $10.2 billion in assets.

    Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments.

    For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of .40% of the first $50 million of the Fund's average daily net assets, plus .35% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 1997, Oechsle received sub-advisory fees from Fleet at the effective annual rate of .36% of the Fund's average daily net assets.

    The Fund's portfolio managers, David von Hemert of Fleet and S. Dewey Keesler, Jr. and Kathleen Harris of Oechsle, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. von Hemert, a Senior Vice-President, has been with Fleet and its predecessors since 1980 and has been managing the Fund since August 1994. Mr. Keesler, General Partner and Portfolio Manager, has been with Oechsle since its founding in 1986. Ms. Harris has been a Portfolio Manager at Oechsle since January 1995. Prior thereto, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board and a Fund Manager and Equity Analyst for Northern Trust Company.

    Fleet and Oechsle are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided by the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of the combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class G-Series 1 shares (Trust Shares) and Class G-Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares and Retail A Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares and Retail A Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                            INTERNATIONAL EQUITY
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-266 15036 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                           SMALL COMPANY EQUITY FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        2
FINANCIAL HIGHLIGHTS..................................................        3
INVESTMENT OBJECTIVES AND POLICIES....................................        5
  In General..........................................................        5
  Special Risk Considerations.........................................        6
  Other Investment Policies and Risk Considerations...................        6
INVESTMENT LIMITATIONS................................................       13
PRICING OF SHARES.....................................................       14
HOW TO PURCHASE AND REDEEM SHARES.....................................       15
  Distributor.........................................................       15
  Purchase of Shares..................................................       15
  Redemption of Shares................................................       16
DIVIDENDS AND DISTRIBUTIONS...........................................       16
TAXES.................................................................       17
  Federal.............................................................       17
  State and Local.....................................................       18

                                                                           PAGE
                                                                           ----
MANAGEMENT OF THE FUND................................................       18
  Investment Adviser..................................................       18
  Authority to Act as Investment Adviser..............................       19
  Administrator.......................................................       19
DESCRIPTION OF GALAXY AND ITS SHARES..................................       19
  Shareholder Services Plan...........................................       20
  Agreements for Sub-Account Services.................................       21
CUSTODIAN AND TRANSFER AGENT..........................................       21
EXPENSES..............................................................       22
PERFORMANCE REPORTING.................................................       22
MISCELLANEOUS.........................................................       23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the SMALL COMPANY EQUITY FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market value capitalizations of $750 million or less that the Fund's investment adviser believes represent the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in the equity securities of companies with market value capitalizations of $750 million or less.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           --------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                          SMALL
                                          COMPANY
                                          EQUITY
SHAREHOLDER TRANSACTION EXPENSES           FUND
----------------------------------------  ------

Sales Load..............................    None
Sales Load on Reinvested Dividends......    None
Deferred Sales Load.....................    None
Redemption Fees.........................    None
Exchange Fees...........................    None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------
Advisory Fees...........................    .75%
12b-1 Fees..............................    None
Other Expenses..........................    .41%
                                          ------
Total Fund Operating Expenses...........   1.16%
                                          ------
                                          ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Small Company Equity Fund...............    $12      $36       $63       $138

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1994 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate not to exceed .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate not to exceed .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund. More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                          SMALL COMPANY EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR ENDED OCTOBER 31,
                                          ---------------------------------------------
                                                                                              YEAR           PERIOD
                                               1997      1996      1995      1994             ENDED           ENDED
                                          ---------------------------------------------    OCTOBER 31,     OCTOBER 31,
                                                          TRUST SHARES                       1993(2)        1992(1,2)
                                          ---------------------------------------------   -------------   -------------
Net Asset Value, Beginning of Period....  $   20.20   $   16.38   $   12.36   $   12.41       $   8.79        $  10.00
                                          ---------   ---------   ---------   ---------   -------------   -------------
Income from Investment Operations:
  Net investment income (loss)(3,4).....      (0.11)      (0.09)      (0.04)         --          (0.04)          (0.03)
  Net realized and unrealized gain
   (loss) on investments................       3.61        4.08        4.25          --           3.66           (1.18)
                                          ---------   ---------   ---------   ---------   -------------   -------------
    Total from Investment Operations:...       3.50        3.99        4.21          --           3.62           (1.21)
                                          ---------   ---------   ---------   ---------   -------------   -------------
Less Dividends:
  Dividends from net investment
   income...............................         --          --          --          --             --              --
  Dividends from net realized capital
   gains................................      (2.38)      (0.17)      (0.19)      (0.05)            --              --
                                          ---------   ---------   ---------   ---------   -------------   -------------
    Total Dividends:....................      (2.38)      (0.17)      (0.19)      (0.05)            --              --
                                          ---------   ---------   ---------   ---------   -------------   -------------
Net increase (decrease) in net asset
 value..................................       1.12        3.82        4.02       (0.05)          3.62           (1.21)
                                          ---------   ---------   ---------   ---------   -------------   -------------
Net Asset Value, End of Period..........  $   21.32   $   20.20   $   16.38   $   12.36       $  12.41        $   8.79
                                          ---------   ---------   ---------   ---------   -------------   -------------
                                          ---------   ---------   ---------   ---------   -------------   -------------
Total Return............................      19.59%      24.69%      34.73%       0.02%         41.18%         (12.10)%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $ 310,751   $ 174,990   $  94,831   $  66,462       $ 55,683        $ 29,072
Ratios to average net assets:
  Net investment income (loss) including
   reimbursement/waiver.................      (0.65)%     (0.60)%     (0.37)%     (0.35)%        (0.66)%         (0.63)%(6)
  Operating expenses including
   reimbursement/waiver.................       1.09%       1.14%       1.12%       1.27%          1.18%           1.06%(6)
  Operating expenses excluding
   reimbursement/waiver.................       1.12%       1.14%       1.12%       1.27%          1.22%           1.33%(6)
Portfolio Turnover Rate.................         69%         82%         54%         35%            57%             87%(5)
Average Commission Rate Paid(7).........  $  0.0576   $  0.0531         N/A         N/A            N/A             N/A

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $(0.11), $(0.09), $(0.04)
     and $0.00, respectively.
(4) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $(0.04) and $(0.05), respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with market value capitalizations of $750 million or less ("Small Capitalization Securities") that Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, believes represent the potential for significant capital appreciation.

    Small Capitalization Securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with market value capitalizations of $750 million or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations.

    The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, Small Capitalization Securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American and European Depository Receipts" below.

    The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations--Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations-- Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes."

OPTIONS

    The Fund may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index.

    The Fund may also write covered call options on securities which it owns and may enter into closing purchase transactions with respect to such options. Writing a covered call option means that the Fund owns the underlying security subject to call at the stated exercise price at all times during the option period.

    By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options would normally be written only on underlying securities as to which Fleet does not anticipate significant short-term capital appreciation.

    All options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of options purchased by the Fund may not exceed 5%, and the aggregate value of covered call options written by the Fund may not exceed 25%, of the value of the Fund's net assets. See "Derivative Securities" below.

AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS

    The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collaterally as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code). Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts, 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Asset Allocation, MidCap Equity, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees at the effective annual rate of .75% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, Fleet reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Fund's portfolio manager, Stephen D. Barbaro, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro, a Vice President and Senior Portfolio Manager, has been with Fleet and its predecessors since 1976 and has been the Fund's portfolio manager since its inception.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class K - Series 1 shares (Trust Shares), Class K - Series 2 shares (Retail A Shares) and Class K - Series 3 Shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares are sold with a maximum contingent deferred sales charge of 5.00% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by Customers. Institutions may received up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in

Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund directly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information relating to the Fund. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance and yield of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                            SMALL COMPANY EQUITY
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-267 15035 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                             ASSET ALLOCATION FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        6
  In General..........................................................        6
  Special Risk Considerations.........................................        7
  Other Investment Policies and Risk Considerations...................        7
INVESTMENT LIMITATIONS................................................       15
PRICING OF SHARES.....................................................       16
HOW TO PURCHASE AND REDEEM SHARES.....................................       17
  Distributor.........................................................       17
  Purchase of Shares..................................................       17
  Redemption of Shares................................................       18
DIVIDENDS AND DISTRIBUTIONS...........................................       19
TAXES.................................................................       19
  Federal.............................................................       19
  State and Local.....................................................       20

                                                                           PAGE
                                                                           ----

MANAGEMENT OF THE FUND................................................       20
  Investment Adviser..................................................       20
  Authority to Act as Investment Adviser..............................       21
  Administrator.......................................................       21
DESCRIPTION OF GALAXY AND ITS SHARES..................................       22
  Shareholder Services Plan...........................................       23
  Agreements for Sub-Account Services.................................       23
CUSTODIAN AND TRANSFER AGENT..........................................       24
EXPENSES..............................................................       24
PERFORMANCE REPORTING.................................................       24
MISCELLANEOUS.........................................................       25

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--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the ASSET ALLOCATION FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Due to the Fund's expenses, however, net income distributed to shareholders may be less than that of the averages. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

SHAREHOLDER TRANSACTION EXPENSES                              ASSET ALLOCATION FUND
------------------------------------------------------------  ---------------------

Sales Load..................................................          None
Sales Load on Reinvested Dividends..........................          None
Deferred Sales Load.........................................          None
Redemption Fees.............................................          None
Exchange Fees...............................................          None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------

Advisory Fees...............................................          .75%
12b-1 Fees..................................................          None
Other Expenses..............................................          .47%
                                                                    ------
Total Fund Operating Expenses...............................         1.22%
                                                                    ------
                                                                    ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Asset Allocation Fund...................    $12      $38       $66       $145

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1997 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

    The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund. More information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                            ASSET ALLOCATION FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                             1997      1996      1995      1994        YEAR ENDED    PERIOD ENDED
                                          -----------------------------------------   OCTOBER 31,    OCTOBER 31,
                                                        TRUST SHARES                    1993(2)       1992(1,2)
                                          -----------------------------------------   ------------   ------------
Net Asset Value, Beginning of Period....  $  14.53   $  12.83   $  10.68   $  11.15       $ 10.16        $ 10.00
                                          --------   --------   --------   --------   ------------   ------------
Income from
  Investment Operations:
  Net investment income(3,4)............      0.43       0.33       0.32       0.28          0.25           0.15
  Net realized and unrealized gain
   (loss) on investments................      2.42       1.83       2.16      (0.49)         0.99           0.13
                                          --------   --------   --------   --------   ------------   ------------
    Total from Investment Operations:...      2.85       2.16       2.48      (0.21)         1.24           0.28
                                          --------   --------   --------   --------   ------------   ------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.40)     (0.33)     (0.33)     (0.26)        (0.25)         (0.12)
  Dividends from net realized capital
   gains................................     (0.51)     (0.13)        --         --            --             --
                                          --------   --------   --------   --------   ------------   ------------
    Total Dividends:....................     (0.91)     (0.46)     (0.33)     (0.26)        (0.25)         (0.12)
                                          --------   --------   --------   --------   ------------   ------------
Net increase (decrease) in net asset
 value..................................      1.94       1.70       2.15      (0.47)         0.99           0.16
                                          --------   --------   --------   --------   ------------   ------------
Net Asset Value, End of Period..........  $  16.47   $  14.53   $  12.83   $  10.68       $ 11.15        $ 10.16
                                          --------   --------   --------   --------   ------------   ------------
                                          --------   --------   --------   --------   ------------   ------------
Total Return............................     20.42%     17.19%     23.68%     (1.93)%       12.37%          2.85%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $171,741   $123,603   $ 76,771   $ 65,464       $92,348        $11,555
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      2.82%      2.52%      2.74%      2.70%         2.59%          2.80%(6)
  Operating expenses including
   reimbursement/waiver.................      1.21%      1.19%      1.26%      1.18%         1.14%          1.11%(6)
  Operating expenses excluding
   reimbursement/waiver.................      1.22%      1.21%      1.30%      1.18%         1.25%          2.39%(6)
Portfolio Turnover Rate.................        58%        48%        41%        23%            7%             2%(5)
Average Commission Rate Paid(7).........  $ 0.0609   $ 0.0635        N/A        N/A           N/A            N/A

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.43, $0.33, $0.32 and $0.28,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.24 and $0.08, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The investment objective of the Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Fleet Investment Advisors Inc. ("Fleet") the Fund's investment adviser, interprets the objective to refer to the Dow Jones Industrial Average (of 30 companies listed on the New York Stock Exchange) and the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages.

    The Fund attempts to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of Fleet's interpretation of economic and market conditions. However, at least 25% of the Fund's total assets will at all times be invested in fixed-income senior securities, including debt securities and preferred stocks. In selecting common stock for purchase by the Fund, Fleet will analyze the potential for changes in earnings and dividends for a foreseeable period.

    The Fund may also invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments or their political subdivisions or instrumentalities, or by supranational banks or other organizations, or indirectly by purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asia Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American and European Depository Receipts" below. The Fund may purchase put options and call options and also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Other Investment Policies and Risk Considerations."

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests to a significant degree in equity securities. As with other mutual funds that invest to a significant degree in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations-- Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes."

OPTIONS

    The Fund may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index.

    The Fund may also write covered call options on securities which it owns and may enter into closing purchase transactions with respect to such options. Writing a covered call option means that the Fund owns the underlying security subject to call at the stated exercise price at all times during the option period.

    By writing a covered call option, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options would normally be written only on underlying securities as to which Fleet does not anticipate significant short-term capital appreciation.

    All options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of options purchased by the Fund may not exceed 5%, and the aggregate value of covered call options written by the Fund may not exceed 25%, of the value of the Fund's net assets. See "Derivative Securities" below.

AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS

    The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

ASSET-BACKED SECURITIES

    The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information relating to the Fund.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.

Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

    The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor on making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover rate may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

    With respect to Investment Limitation No. 2 above, (a) the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending

Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored deferred contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees at the effective annual rate of .75% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, Fleet reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Fund's co-portfolio managers, Donald Jones and David Lindsay, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones determines the allocation of the Fund's assets between equity and fixed income investments and manages the equity portion of the Fund's investment portfolio. Mr. Lindsay manages the fixed income portion of the Fund's investment portfolio. Mr. Jones, who currently serves as a Vice President, has been with Fleet and its predecessors as a portfolio manager since 1988 and has been the Fund's portfolio manager since May 1, 1995. Mr. Lindsay, a Senior Vice President, has been with Fleet and its predecessors since 1986. He has managed the fixed income portion of the Fund's portfolio since January 1997.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class N--Series 1 shares (Trust Shares), Class N--Series 2 shares (Retail A Shares) and Class N--Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares are sold with a maximum contingent deferred sales charge of 5.00% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at the annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by its customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio managers of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                              ASSET ALLOCATION
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-262 15028 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                              SMALL CAP VALUE FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        2
FINANCIAL HIGHLIGHTS..................................................        3
INVESTMENT OBJECTIVE AND POLICIES.....................................        5
  Special Risk Considerations.........................................        6
  Other Investment Policies and Risk Considerations...................        7
INVESTMENT LIMITATIONS................................................       14
PRICING OF SHARES.....................................................       15
HOW TO PURCHASE AND REDEEM SHARES.....................................       16
  Distributor.........................................................       16
  Purchase of Shares..................................................       16
  Redemption of Shares................................................       17
DIVIDENDS AND DISTRIBUTIONS...........................................       18
TAXES.................................................................       18
  Federal.............................................................       18
  State and Local.....................................................       19

                                                                           PAGE
                                                                           ----
MANAGEMENT OF THE FUND................................................       19
  Investment Adviser..................................................       19
  Authority to Act as Investment Adviser..............................       20
  Administrator.......................................................       20
DESCRIPTION OF GALAXY AND ITS SHARES..................................       21
  Shareholder Service Plan............................................       21
  Agreements for Sub-Account Services.................................       22
CUSTODIAN AND TRANSFER AGENT..........................................       22
EXPENSES..............................................................       23
PERFORMANCE REPORTING.................................................       23
MISCELLANEOUS.........................................................       24

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, performance,
                                        redemptions, exchanges and other
                                        shareholder services or for current
                                        performance, call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the SMALL CAP VALUE FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to provide long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           --------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                               SMALL CAP
SHAREHOLDER TRANSACTION EXPENSES                               VALUE FUND
------------------------------------------------------------  ------------
Sales Load..................................................         None
Sales Load on Reinvested Dividends..........................         None
Deferred Sales Load.........................................         None
Redemption Fees.............................................         None
Exchange Fees...............................................         None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------
Advisory Fees...............................................         .75%
12b-1 Fees..................................................         None
Other Expenses..............................................         .25%
                                                                   ------
Total Fund Operating Expenses...............................        1.00%
                                                                   ------
                                                                   ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Small Cap Value Fund....................    $10      $31       $54       $120

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on the expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail A Shares, which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

    The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares of beneficial interest that were similar to the Fund's Trust Shares and Retail A Shares, respectively.

    The financial highlights presented below set forth certain information concerning (i) the investment results of the Small Cap Value Fund's Trust Shares for the fiscal years ended October 31, 1997 and October 31, 1996 and (ii) the investment results of the Predecessor Fund's Trust Shares (the series that is similar to the Trust Shares of the Fund) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information about the Fund for the fiscal years ended October 31, 1997 and October 31, 1996 has been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). The information about the Predecessor Fund for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993 was audited by other auditors. The financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. More information about the performance of the Fund is contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                            SMALL CAP VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 YEARS ENDED OCTOBER 31,          PERIOD ENDED
                                          --------------------------------------   OCTOBER 31,
                                            1997    1996(2)     1995      1994       1993(1)
                                          --------  --------  --------  --------  -------------
Net Asset Value, Beginning of Period....  $  14.76  $  12.71  $  11.07  $  11.21     $   10.00
                                          --------  --------  --------  --------  -------------
Income from
  Investment Operations:
  Net investment income(3,4,5,6)........      0.01 10)     0.05     0.01     0.02           --
  Net realized and unrealized
   gain/(loss) on investments...........      5.74      2.97      2.21      0.17          1.21
                                          --------  --------  --------  --------  -------------
    Total from Investment Operations:...      5.75      3.02      2.22      0.19          1.21
                                          --------  --------  --------  --------  -------------
Less Dividends:
  Dividends from net investment
   income(3)............................        --     (0.05)    (0.01)    (0.01)           --
  Dividends in excess of net investment
   income...............................        --     (0.01)       --        --            --
  Dividends from net realized capital
   gains................................     (2.14)    (0.91)    (0.57)    (0.32)           --
                                          --------  --------  --------  --------  -------------
    Total Dividends(3)..................     (2.14)    (0.97)    (0.58)    (0.33)           --
                                          --------  --------  --------  --------  -------------
Net increase (decrease) in net asset
 value..................................      3.61      2.05      1.64     (0.14)         1.21
                                          --------  --------  --------  --------  -------------
Net Asset Value, End of Period..........  $  18.37  $  14.76  $  12.71  $  11.07     $   11.21
                                          --------  --------  --------  --------  -------------
                                          --------  --------  --------  --------  -------------
Total Return............................     44.08%    25.22%    21.52%     1.86%        12.12%(8)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $189,257  $137,341  $121,364  $101,905     $ 100,382
Ratios to average net assets:
  Net investment income including
   reimbursement/ waiver................      0.09%     0.45%     0.07%     0.15%         0.02%(7)
  Operating expenses including
   reimbursement/waiver.................      0.96%     1.05%     1.10%     1.06%         1.01%(7)
  Operating expenses excluding
   reimbursement/waiver.................      0.96%     1.06%     1.35%     1.34%         1.29%(7)
Portfolio Turnover Rate.................        52%       39%       32%       29%           29%(8)
Average Commission Rate Paid(9).........  $ 0.0577  $ 0.0559       N/A       N/A           N/A

---------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(3)  Represents less than $0.01 per share for the year 1993.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997 and 1996 were $0.05 and $0.05, respectively.
(5) Net investment income per share before reimbursement/waiver of fees by other parties for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $(0.03), $(0.01) and $0.00, respectively (unaudited).
(6) Net investment income per share does not reflect the tax reclassifications arising in the current period.
(7)  Annualized.
(8)  Not Annualized.
(9)  Required for fiscal years beginning on or after September 1, 1995.
(10) The selected per share data was calculated using the weighted shares outstanding method for the year.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market and economic conditions, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

    Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the prices of large company stocks rise or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

    The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, to be substantial. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate changes.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividend or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    The Fund may purchase convertible bonds rated "BB" or higher by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch IBCA"), or "Ba" or higher by Moody's Investor Services, Inc. ("Moody's"), at the time of investment. See "Other Investment Policies and Risk Considerations-- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "BB" or "Ba". Short-term money market instruments purchased by the Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as S&P, Moody's or Fitch IBCA.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 15% of the Fund's net assets.

    Banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Fund's policies with respect to reverse repurchase agreements is contained in the Statement of Additional Information relating to the Fund.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans may be on a long-term or short-term basis or both, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above, securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes".

OPTIONS AND FUTURES CONTRACTS

    The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index or currency, including options and futures based on foreign exchanges and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

    Options and futures can be volatile investments and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Fund for additional information as to the Fund's policies on options and futures trading.

    The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS

    The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

    There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    The Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

    The Fund may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of the Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in the Appendix to the Statement of Additional Information relating to the Fund.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, stock index futures and options, indexed securities and swap agreements, and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when- issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

    The Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings; or

        2. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

    The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

        3. The Fund may not invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, as amended, (except for commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended, and certain other securities which meet the criteria for liquidity as established by the Board of Trustees).

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding Shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, an Institution may impose such requirements on the accounts maintained by its Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Net realized capital gains are distributed at least annually. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gains" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax- Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Asset Allocation, Small Company Equity, MidCap Equity, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year through October 31, 1997, Fleet received advisory fees at the effective annual rate of .75% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, Fleet reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Fund since its inception in 1992. Prior to joining Fleet in 1995, he was associated with Shawmut Bank since 1963 and was a Vice President in charge of its Small Cap Equity Management product since 1982.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of
 .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class X - Series 1 shares (Trust Shares) and Class X - Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares and Retail A Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares and Retail A Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy has a par value of $.001 per Share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of the Fund's Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information relating to the Fund under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such affiliates agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information relating to the Fund. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5180.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares or the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                               SMALL CAP VALUE
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-508 15003 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                             GROWTH AND INCOME FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        2
FINANCIAL HIGHLIGHTS..................................................        3
INVESTMENT OBJECTIVE AND POLICIES.....................................        5
  Special Risk Considerations.........................................        6
  Other Investment Policies and Risk Considerations...................        7
INVESTMENT LIMITATIONS................................................       14
PRICING OF SHARES.....................................................       15
HOW TO PURCHASE AND REDEEM SHARES.....................................       16
  Distributor.........................................................       16
  Purchase of Shares..................................................       16
  Redemption of Shares................................................       17
DIVIDENDS AND DISTRIBUTIONS...........................................       18
TAXES.................................................................       18
  Federal.............................................................       18
  State and Local.....................................................       19

                                                                           PAGE
                                                                           ----

MANAGEMENT OF THE FUND................................................       19
  Investment Adviser..................................................       19
  Authority to Act as Investment Adviser..............................       20
  Administrator.......................................................       20
DESCRIPTION OF GALAXY AND ITS SHARES..................................       21
  Shareholder Services Plan...........................................       22
  Agreements for Sub-Account Services.................................       22
CUSTODIAN AND TRANSFER AGENT..........................................       23
EXPENSES..............................................................       23
PERFORMANCE REPORTING.................................................       23
MISCELLANEOUS.........................................................       24

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, current
                                        redemptions, exchanges and other
                                        shareholder services or for current
                                        performance call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the GROWTH AND INCOME FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           --------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                        GROWTH
                                                                         AND
                                                                        INCOME
SHAREHOLDER TRANSACTION EXPENSES                                         FUND
----------------------------------------------------------------------  ------

Sales Load............................................................   None
Sales Load on Reinvested Dividends....................................   None
Deferred Sales Load...................................................   None
Redemption Fees.......................................................   None
Exchange Fees.........................................................   None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------

Advisory Fees.........................................................   .75%
12b-1 Fees............................................................   None
Other Expenses........................................................   .32%
                                                                        ------
Total Fund Operating Expenses.........................................  1.07%
                                                                        ------
                                                                        ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                        ------   -------   -------   --------
Growth and Income Fund................................................    $11      $33       $58       $128

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of Shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

    The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares of beneficial interest that were similar to the Fund's Trust Shares and Retail A Shares, respectively.

    The financial highlights presented below set forth certain information concerning (i) the investment results of the Fund's Trust Shares for the fiscal years ended October 31, 1997 and October 31, 1996 and (ii) the investment results of the Predecessor Fund's Trust Shares (the series that is similar to the Trust Shares of the Fund) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information about the Fund for the fiscal years ended October 31, 1997 and October 31, 1996 has been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Fund dated October 31, 1997 (the "Annual Report"). The information about the Predecessor Fund for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993 was audited by other auditors. The financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to the Fund. More information about the performance of the Fund is contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                           GROWTH AND INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                          -----------------------------------------    OCTOBER 31,
                                            1997     1996(2)      1995       1994        1993(1)
                                          --------   --------   --------   --------   -------------
Net Asset Value, Beginning of Period....  $  13.80   $  12.35   $  11.15   $  10.69       $  10.00
                                          --------   --------   --------   --------   -------------
Income from Investment Operations:
  Net investment income(3,4,5)..........      0.22       0.27       0.28       0.25           0.18
  Net realized and unrealized
   gain/(loss) on investments...........      3.68       2.16       1.69       0.72           0.69
                                          --------   --------   --------   --------   -------------
    Total from Investment Operations:...      3.90       2.43       1.97       0.97           0.87
                                          --------   --------   --------   --------   -------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.23)     (0.25)     (0.28)     (0.23)         (0.18)
  Dividend from net realized capital
   gains................................     (1.19)     (0.73)     (0.49)     (0.28)            --
                                          --------   --------   --------   --------   -------------
    Total Dividends.....................     (1.42)     (0.98)     (0.77)     (0.51)         (0.18)
                                          --------   --------   --------   --------   -------------
Net increase (decrease) in net asset
 value..................................      2.48       1.45       1.20       0.46           0.69
                                          --------   --------   --------   --------   -------------
Net Asset Value, End of Period..........  $  16.28   $  13.80   $  12.35   $  11.15       $  10.69
                                          --------   --------   --------   --------   -------------
                                          --------   --------   --------   --------   -------------
Total Return............................     30.43%     20.77%     18.80%      9.45%          8.80%(7)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $246,654   $186,708   $189,011   $156,827       $147,090
Ratio to average net assets:
  Net investment income including
   reimbursement/ waiver................      1.44%      2.01%      2.42%      2.31%          2.11%(6)
  Operating expenses including
   reimbursement/ waiver................      1.03%      1.02%      1.07%      1.04%          0.98%(6)
  Operating expenses excluding
   reimbursement/ waiver................      1.06%      1.03%      1.27%      1.24%          1.25%(6)
Portfolio Turnover Rate.................        93%        59%        51%        73%            38%(7)
Average Commission Rate Paid(8).........  $ 0.0618   $ 0.0654        N/A        N/A            N/A

---------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997 and 1996 was $0.21 and $0.27, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by other parties for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $0.25, $0.22 and $0.15, respectively (unaudited).
(5) Net investment income per share does not reflect the tax reclassifications arising in the current period.
(6)  Annualized.
(7)  Not Annualized.
(8)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market circumstances, the Fund will invest at least 65% of its assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock.

    The Fund invests primarily in growth-oriented equity securities. Growth-oriented stocks may include issuers with smaller capitalizations. Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Composite Stock Index (the "S&P 500"). This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rise or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

    The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Consideration--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts," "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, to be substantial. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although, its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate changes.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risk of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    The Fund may purchase convertible bonds rated "BB" or higher by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch IBCA"), or "Ba" or higher by Moody's Investors Service, Inc. ("Moody's"), at the time of investment. See "Other Investment Policies and Risk Considerations-- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "BB" or "Ba." Short-term money market instruments purchased by the Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as S&P, Moody's or Fitch IBCA.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 15% of the Fund's net assets.

    Banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Fund's policies with respect to reverse repurchase agreements is contained in the Statement of Additional Information relating to the Fund.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans may be on a long-term or short-term basis or both, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgement, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above, securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes."

OPTIONS AND FUTURES CONTRACTS

    The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index or currency, including options and futures based on foreign exchanges and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

    Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Fund for additional information as to the Fund's policies on options and futures trading.

    The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS

    The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

    There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    The Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

    The Fund may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of the Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in the Appendix to the Statement of Additional Information relating to the Fund.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, stock index futures and options, indexed securities and swap agreements, and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

    The Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio rate of 100% or more is considered high although the rate of turnover will not be a limiting factor on making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings; or

        2. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

    The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

        3. The Fund may not invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, as amended, (except for commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended, and certain other securities which meet the criteria for liquidity as established by the Board of Trustees).

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by its Customers and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain", (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Asset Allocation, Small Company Equity, MidCap Equity, Small Cap Value, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rate of
 .75% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, Fleet also reimbursed the Fund for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Fund's portfolio manager, Brendan Henebry, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Henebry served as portfolio manager for the Predecessor Fund since its inception in 1992. Prior to joining Fleet in 1995, he was associated with Shawmut Bank and its predecessor since 1965 and was a Vice President since 1978. While at Shawmut Bank, he served as manager of its Growth and Income Equity Management Group.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the

Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of the combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund. For the fiscal year ended October 31, 1997, the Fund paid Investor Services Group administration fees at the effective annual rate of
 .082% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares) and Class U - Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Holders of the Fund's Retail B Shares bear the fees described in the Prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate not to exceed .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of these fees for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information relating to the Fund under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information relating to the Fund. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5180.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other materials, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                             GROWTH AND INCOME
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]



FN-507 15004 (3/98)

                                                                           TRUST

                                THE GALAXY FUND

                             STRATEGIC EQUITY FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY...........................................................     2
INVESTMENT OBJECTIVE AND POLICIES.........................................     3
  In General..............................................................     3
  Special Risk Considerations.............................................     3
  Other Investment Policies and Risk Considerations.......................     4
INVESTMENT LIMITATIONS....................................................    11
PRICING OF SHARES.........................................................    12
HOW TO PURCHASE AND REDEEM SHARES.........................................    13
  Distributor.............................................................    13
  Purchase of Shares......................................................    13
  Redemption of Shares....................................................    14
DIVIDENDS AND DISTRIBUTIONS...............................................    15
TAXES.....................................................................    15
  Federal.................................................................    15
  State and Local.........................................................    16

                                                                            PAGE
                                                                            ----

MANAGEMENT OF THE FUND....................................................    16
  Investment Adviser......................................................    16
  Authority to Act as Investment Adviser..................................    17
  Administrator...........................................................    18
DESCRIPTION OF GALAXY AND ITS SHARES......................................    18
  Shareholder Services Plan...............................................    19
  Agreements for Sub-Account Services.....................................    19
CUSTODIAN AND TRANSFER AGENT..............................................    20
EXPENSES..................................................................    20
PERFORMANCE REPORTING.....................................................    20
MISCELLANEOUS.............................................................    21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the STRATEGIC EQUITY FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies that the Fund's investment adviser believes are reasonably priced and offer favorable return potential relative to other securities. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities Inc., Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           --------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                        STRATEGIC
                                                                        EQUITY
SHAREHOLDER TRANSACTION EXPENSES FUND                                    FUND
----------------------------------------------------------------------  ------

Sales Load............................................................   None
Sales Load on Reinvested Dividends....................................   None
Deferred Sales Load...................................................   None
Redemption Fees.......................................................   None
Exchange Fees.........................................................   None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------

Advisory Fees (After Fee Waivers).....................................   .55%
12b-1 Fees............................................................   None
Other Expenses........................................................   .80%
                                                                        ------
Total Fund Operating Expenses (After Fee Waivers).....................  1.35%
                                                                        ------
                                                                        ------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                        1 YEAR   3 YEARS
                                                                        ------   -------
Strategic Equity Fund.................................................    $14      $42

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .75% and Total Fund Operating Expenses would be 1.55% for Trust Shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE FUND IS NEW AND ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The investment objective of the Fund is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies that Fleet believes are reasonably priced and offer favorable return potential relative to other securities. In selecting investments for the Fund, Fleet uses a fundamental analysis which focuses on intermediate and long-term return forecasts for a broad universe of between 300 and 400 large and mid-capitalization stocks. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). See Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and in U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investment Services, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated obligations.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 15% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations--Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above, securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes."

OPTIONS AND FUTURES CONTRACTS

    The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index or currency, including options and futures based on foreign exchanges and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

    Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Fund for additional information as to the Fund's policies on options and futures trading.

    The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS

    The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

    There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    The Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional relating to the Fund for additional information.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

    The Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio rate of 100% or more is considered high although the rate of turnover will not be a limiting factor on making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Taxes--Federal." Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its

Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Funds may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity

Income, International Equity, Asset Allocation, Small Company Equity, MidCap Equity, Small Cap Value, Growth and Income, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders.

    The Fund's portfolio manager, Peter B. Hathaway, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hathaway, a Vice President, has been associated with Fleet since 1995. Prior to joining Fleet, he was with Shawmut Investment Advisors and its predecessors as an institutional fund manager. He has over 30 years of investment experience.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares) and Class AA - Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such Shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by customers. Institutions may receive up to one-half of this fees for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                               STRATEGIC EQUITY
                                     FUND


                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]




FN-

                                                                           TRUST

                                THE GALAXY FUND

                               EQUITY VALUE FUND

                               EQUITY GROWTH FUND

                               EQUITY INCOME FUND

                           INTERNATIONAL EQUITY FUND

                           SMALL COMPANY EQUITY FUND

                             ASSET ALLOCATION FUND

                              SMALL CAP VALUE FUND

                             GROWTH AND INCOME FUND

                             STRATEGIC EQUITY FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENTS OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        3
FINANCIAL HIGHLIGHTS..................................................        5
INVESTMENT OBJECTIVES AND POLICIES....................................       15
  Equity Value Fund...................................................       15
  Equity Growth Fund..................................................       16
  Equity Income Fund..................................................       16
  International Equity Fund...........................................       17
  Small Company Equity Fund...........................................       18
  Asset Allocation Fund...............................................       19
  Small Cap Value Fund................................................       20
  Growth and Income Fund..............................................       20
  Strategic Equity Fund...............................................       21
  Special Risk Considerations.........................................       22
  Other Investment Policies and Risk Considerations...................       23
INVESTMENT LIMITATIONS................................................       34
PRICING OF SHARES.....................................................       36
HOW TO PURCHASE AND REDEEM SHARES.....................................       37

                                                                           PAGE
                                                                           ----
  Distributor.........................................................       37
  Purchase of Shares..................................................       37
  Redemption of Shares................................................       38
DIVIDENDS AND DISTRIBUTIONS...........................................       39
TAXES.................................................................       39
  Federal.............................................................       39
  State and Local.....................................................       40
MANAGEMENT OF THE FUNDS...............................................       41
  Investment Adviser and Sub-Adviser..................................       41
  Authority to Act as Investment Adviser..............................       43
  Administrator.......................................................       44
DESCRIPTION OF GALAXY AND ITS SHARES..................................       44
  Shareholder Services Plan...........................................       45
  Agreements for Sub-Account Services.................................       46
CUSTODIAN AND TRANSFER AGENT..........................................       46
EXPENSES..............................................................       47
PERFORMANCE REPORTING.................................................       47
MISCELLANEOUS.........................................................       48

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance, call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes nine series of Galaxy's shares (collectively, the "Trust Shares") which represent interests in nine separate diversified investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

    The EQUITY VALUE FUND'S investment objective is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that the Fund's investment adviser believes are undervalued and exhibit acceptable levels of risk.

    The EQUITY GROWTH FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that the Fund's investment adviser believes have above-average earnings potential.

    The EQUITY INCOME FUND'S investment objective is to seek current income and capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock that offer income potential.

    The INTERNATIONAL EQUITY FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in equity securities of foreign issuers.

    The SMALL COMPANY EQUITY FUND'S investment objective is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with capitalizations of $750 million or less that the Fund's investment adviser believes represent the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in the equity securities of companies with capitalizations of $750 million or less.

    The ASSET ALLOCATION FUND'S investment objective is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Due to the Fund's expenses, however, net income distributed to shareholders may be less than that of the averages. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.

    The SMALL CAP VALUE FUND'S investment objective is to provide long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

    The GROWTH AND INCOME FUND'S investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock.

    The STRATEGIC EQUITY FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies that the Fund's investment adviser believes are reasonably priced and offer favorable return potential relative to other securities. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    This Prospectus describes the Trust Shares in each Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in each of the Equity Income Fund, International Equity Fund and Small Cap Value Fund and two additional series of shares, Retail A Shares and Retail B Shares, in each of the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund and Strategic Equity Fund (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities, purchasing either for their own accounts or for the accounts of others and to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses that reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates. Oechsle International Advisors, L.P. serves as the sub-adviser to the International Equity Fund.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statements of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statements of Additional Information are available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statements of Additional Information, as they may be amended from time to time, are incorporated by reference in their entireties into this Prospectus.

                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Trust Shares, and (ii) the operating expenses for Trust Shares of each Fund. Examples based on the summary are also shown.

                                                                                                     SMALL
                                          EQUITY                        EQUITY                      COMPANY
                                          VALUE     EQUITY GROWTH       INCOME     INTERNATIONAL     EQUITY
                                           FUND          FUND            FUND       EQUITY FUND       FUND
                                          ------   ----------------   ----------   --------------   --------
SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------

Sales Load..............................   None            None          None           None          None
Sales Load on Reinvested Dividends......   None            None          None           None          None
Deferred Sales Load.....................   None            None          None           None          None
Redemption Fees.........................   None            None          None           None          None
Exchange Fees...........................   None            None          None           None          None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------
Advisory Fees (After Fee Waivers).......    .75%            .75%          .75%           .66%          .75%
12b-1 Fees..............................   None            None          None           None          None
Other Expenses..........................    .31%            .25%          .27%           .47%          .41%
                                          ------          -----         -----          -----        --------
Total Fund Operating Expenses (After Fee
  Waivers)..............................   1.06%           1.00%         1.02%          1.13%         1.16%
                                          ------          -----         -----          -----        --------
                                          ------          -----         -----          -----        --------

                                          ASSET                       GROWTH AND
                                          ALLOCATION SMALL CAP VALUE    INCOME       STRATEGIC
                                           FUND          FUND            FUND       EQUITY FUND
                                          ------   ----------------   ----------   --------------
SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------

Sales Load..............................   None            None          None           None
Sales Load on Reinvested Dividends......   None            None          None           None
Deferred Sales Load.....................   None            None          None           None
Redemption Fees.........................   None            None          None           None
Exchange Fees...........................   None            None          None           None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------
Advisory Fees (After Fee Waivers).......    .75%            .75%          .75%           .55%
12b-1 Fees..............................   None            None          None           None
Other Expenses..........................    .47%            .25%          .32%           .80%
                                          ------          -----         -----          -----
Total Fund Operating Expenses (After Fee
  Waivers)..............................   1.22%           1.00%         1.07%          1.35%
                                          ------          -----         -----          -----
                                          ------          -----         -----          -----

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Equity Value Fund.......................    $11      $33       $57       $127
Equity Growth Fund......................    $10      $31       $54       $120
Equity Income Fund......................    $10      $32       $55       $122
International Equity Fund...............    $11      $35       $61       $135
Small Company Equity Fund...............    $12      $36       $63       $138
Asset Allocation Fund...................    $12      $38       $66       $145
Small Cap Value Fund....................    $10      $31       $54       $120
Growth and Income Fund..................    $11      $33       $58       $128
Strategic Equity Fund...................    $14      $42         N/A        N/A

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Trust Shares. The information contained in the Expense Summary and Example with respect to the Strategic Equity Fund is based on expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .91% and .75% and Total Operating Expenses would be 1.38% and 1.55% for Trust Shares of the International Equity Fund and the Strategic Equity Fund, respectively. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statements of Additional Information relating to the Funds. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Trust Shares in each Fund. Galaxy is also authorized to issue an additional series of Shares, Retail A Shares, in each of the Equity Income Fund, International Equity Fund and Small Cap Value Fund, and two additional series of shares, Retail A Shares and Retail B Shares, in each of the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund and Strategic Equity Fund. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in a Fund, except that (i) effective October 1, 1994, Retail A Shares of a Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to
 .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of a Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to
 .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

    The financial highlights presented below for the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to these Funds. Information in the financial highlights presented below with respect to these Funds for periods prior to the fiscal year ended October 31, 1994 reflect the investment results of both Trust Shares and Retail A Shares of the Funds (Retail A Shares of the Equity Value and Equity Growth Funds were first offered during the fiscal year/period ended October 31, 1991, and Retail A Shares of the Equity Income Fund were first offered during the fiscal year ended October 31, 1992). As of the date of this Prospectus, the Strategic Equity Fund had not commenced operations. More information about the performance of the Funds is also contained in the Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                              EQUITY VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                               YEAR ENDED OCTOBER 31,
                      -----------------------------------------                                                           PERIOD
                                                                                                                          ENDED
                           1997     1996     1995     1994                     YEAR ENDED OCTOBER 31,(2)                 OCTOBER
                      -----------------------------------------   ----------------------------------------------------     31,
                                    TRUST SHARES                    1993       1992       1991       1990       1989     1988(1,2)
                      -----------------------------------------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Period.............  $  15.96   $  14.33   $  13.32   $  13.12   $  11.41   $  11.52   $   9.45   $  11.51   $  10.41   $ 10.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from
 Investment
 Operations:
  Net investment
   income(3,4)......      0.17       0.21       0.28       0.19       0.19       0.26       0.37       0.39       0.36      0.03
  Net realized and
   unrealized gain
   (loss) on
   investments......      4.16       2.74       2.24       0.45       2.14       0.33       2.41      (1.37)      1.10      0.38
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    Total from
     Investment
     Operations:....      4.33       2.95       2.52       0.64       2.33       0.59       2.78      (0.98)      1.46      0.41
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less Dividends:
  Dividends from net
   investment
   income...........     (0.18)     (0.21)     (0.30)     (0.16)     (0.20)     (0.27)     (0.37)     (0.38)     (0.36)       --
  Dividends from net
   realized capital
   gains............     (1.90)     (1.11)     (1.21)     (0.28)     (0.42)     (0.43)     (0.34)     (0.70)        --        --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    Total
     Dividends:.....     (2.08)     (1.32)     (1.51)     (0.44)     (0.62)     (0.70)     (0.71)     (1.08)     (0.36)       --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase
 (decrease) in net
 asset value........      2.25       1.63       1.01       0.20       1.71      (0.11)      2.07      (2.06)      1.10      0.41
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Period..........  $  18.21   $  15.96   $  14.33   $  13.32   $  13.12   $  11.41   $  11.52   $   9.45   $  11.51   $ 10.41
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Return........     29.87%     22.05%     21.31%      5.05%     21.18%      5.66%     30.45%     (9.43)%    14.19%     4.10%(5)
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)...  $241,532   $194,827   $165,330   $154,403   $176,107   $133,578   $ 99,601   $ 92,893   $ 92,366   $75,774
Ratios to average
 net assets:
  Net investment
   income including
   reimbursement/
   waiver...........      0.98%      1.42%      2.10%      1.46%      1.52%      2.24%      3.25%      3.66%      3.25%     1.89%(6)
  Operating expenses
   including
   reimbursement/
   waiver...........      1.04%      1.03%      1.02%      1.06%      0.97%      0.94%      0.94%      0.95%      0.97%     0.95%(6)
  Operating expenses
   excluding
   reimbursement/
   waiver...........      1.04%      1.03%      1.02%      1.06%      0.97%      0.94%      0.94%      0.95%      0.98%     0.95%(6)
Portfolio Turnover
 Rate...............       111%       116%        76%        71%        50%       136%        40%        94%        44%        4%(5)
Average Commission
 Rate Paid(7).......  $ 0.0601   $ 0.0605        N/A        N/A        N/A        N/A        N/A        N/A        N/A       N/A

---------

(1)  The Fund commenced operations on September 1, 1988.
(2) For periods prior to the year ended October 31, 1994, the per share amounts reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.17, $0.21, $0.28 and $0.19,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993, 1992, 1991, 1990 and 1989 and for the period ended October 31, 1988 was $0.19, $0.26, $0.37, $0.39, $0.36 and $0.03, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                             EQUITY GROWTH FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                                                                            YEAR ENDED
                                             1997      1996      1995      1994           OCTOBER 31,(2)        PERIOD ENDED
                                          -----------------------------------------   -----------------------   OCTOBER 31,
                                                        TRUST SHARES                     1993         1992       1991(1,2)
                                          -----------------------------------------   ----------   ----------   ------------
Net Asset Value, Beginning of Period....  $  20.39   $  17.30   $  14.19   $  13.76     $  12.90     $  11.99       $ 10.00
                                          --------   --------   --------   --------   ----------   ----------   ------------
Income from Investment Operations:
  Net investment income(3,4)............      0.16       0.17       0.20       0.18         0.15         0.17          0.16
  Net realized and unrealized gain
   (loss) on investments................      6.06       3.40       3.28       0.47         0.95         0.91          1.97
                                          --------   --------   --------   --------   ----------   ----------   ------------
    Total from Investment Operations:...      6.22       3.57       3.48       0.65         1.10         1.08          2.13
                                          --------   --------   --------   --------   ----------   ----------   ------------
Less Dividends:
  Dividends from net investment income..     (0.16)     (0.18)     (0.20)     (0.16)       (0.15)       (0.17)        (0.14)
  Dividends from net realized capital
   gains................................     (1.28)     (0.30)     (0.17)     (0.06)       (0.09)          --            --
                                          --------   --------   --------   --------   ----------   ----------   ------------
    Total Dividends:....................     (1.44)     (0.48)     (0.37)     (0.22)       (0.24)       (0.17)        (0.14)
                                          --------   --------   --------   --------   ----------   ----------   ------------
Net increase (decrease) in net asset
 value..................................      4.78       3.09       3.11       0.43         0.86         0.91          1.99
                                          --------   --------   --------   --------   ----------   ----------   ------------
Net Asset Value, End of Period..........  $  25.17   $  20.39   $  17.30   $  14.19     $  13.76     $  12.90       $ 11.99
                                          --------   --------   --------   --------   ----------   ----------   ------------
                                          --------   --------   --------   --------   ----------   ----------   ------------
Total Return............................     32.16%     21.03%     25.08%      4.80%        8.58%        9.10%        21.39%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $745,537   $562,419   $420,016   $362,094     $427,298     $224,630       $92,224
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      0.72%      0.92%      1.31%      1.27%        1.20%        1.37%         1.46%(6)
  Operating expenses including
   reimbursement/waiver.................      0.95%      0.98%      1.00%      0.93%        0.97%        0.95%         0.83%(6)
  Operating expenses excluding
   reimbursement/waiver.................      0.95%      0.98%      1.00%      0.93%        0.97%        0.95%         0.83%(6)
Portfolio Turnover Rate.................        66%        36%        14%        18%          16%          22%           16%(5)
Average Commission Rate Paid(7).........  $ 0.0601   $ 0.0615        N/A        N/A          N/A          N/A           N/A

---------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.16, $0.17, $0.20 and $0.18,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 was $0.15, $0.17 and $0.16, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                             EQUITY INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                                                                            YEAR ENDED
                                              1997      1996     1995     1994            OCTOBER 31,(2)        PERIOD ENDED
                                          -----------------------------------------   -----------------------   OCTOBER 31,
                                                        TRUST SHARES                     1993         1992       1991(1,2)
                                          -----------------------------------------   ----------   ----------   ------------
Net Asset Value, Beginning of Period....  $  16.93   $  14.99   $  12.75   $  12.85     $  11.85     $  11.29       $ 10.00
                                          --------   --------   --------   --------   ----------   ----------        ------
Income from Investment Operations:
  Net investment income(3,4)............      0.38       0.37       0.36       0.31         0.30         0.30          0.29
  Net realized and unrealized gain
   (loss) on investments................      3.35       2.48       2.45       0.07         1.09         0.76          1.26
                                          --------   --------   --------   --------   ----------   ----------        ------
    Total from Investment Operations:...      3.73       2.85       2.81       0.38         1.39         1.06          1.55
                                          --------   --------   --------   --------   ----------   ----------        ------
Less Dividends:
  Dividends from net investment
   income...............................     (0.38)     (0.37)     (0.36)     (0.29)       (0.28)       (0.30)        (0.26)
  Dividends from net realized capital
   gains................................     (1.44)     (0.54)     (0.21)     (0.19)       (0.11)       (0.20)           --
                                          --------   --------   --------   --------   ----------   ----------        ------
    Total Dividends:....................     (1.82)     (0.91)     (0.57)     (0.48)       (0.39)       (0.50)        (0.26)
                                          --------   --------   --------   --------   ----------   ----------        ------
Net increase (decrease) in net asset
 value..................................      1.91       1.94       2.24      (0.10)        1.00         0.56          1.29
                                          --------   --------   --------   --------   ----------   ----------        ------
Net Asset Value, End of Period..........  $  18.84   $  16.93   $  14.99   $  12.75     $  12.85     $  11.85       $ 11.29
                                          --------   --------   --------   --------   ----------   ----------        ------
                                          --------   --------   --------   --------   ----------   ----------        ------
Total Return............................     23.80%     19.65%     22.81%      3.02%       11.85%        9.71%        15.61%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $119,505   $106,094   $ 87,819   $ 78,880     $123,970     $ 21,778       $ 7,096
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      2.14%      2.32%      2.60%      2.49%        2.34%        2.84%         2.72%(6)
  Operating expenses including
   reimbursement/waiver.................      0.95%      0.94%      0.98%      1.07%        1.16%        1.03%         0.85%(6)
  Operating expenses excluding
   reimbursement/waiver.................      0.97%      0.94%      1.00%      1.07%        1.22%        1.54%         1.39%(6)
Portfolio Turnover Rate.................        37%        45%        21%        31%          27%          18%           77%(5)
Average Commission Rate Paid(7).........  $ 0.0598   $ 0.0620        N/A        N/A          N/A          N/A           N/A

---------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.38, $0.37, $0.36 and $0.31,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 was $0.29, $0.25 and $0.23, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                          INTERNATIONAL EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                            1997       1996       1995      1994       YEAR ENDED    PERIOD ENDED
                                          -----------------------------------------   OCTOBER 31,    OCTOBER 31,
                                                        TRUST SHARES                    1993(2)       1992(1,2)
                                          -----------------------------------------   ------------   ------------
Net Asset Value, Beginning of Period....  $  14.01   $  12.98   $  13.20   $  12.13       $  9.66        $ 10.00
                                          --------   --------   --------   --------   ------------   ------------
Income from Investment Operations:
  Net investment income(3,4)............      0.08       0.17       0.16       0.06          0.02           0.06
  Net realized and unrealized gain
   (loss) on investments................      2.12       1.30      (0.18)      1.02          2.51          (0.40)
                                          --------   --------   --------   --------   ------------   ------------
    Total from Investment Operations:...      2.20       1.47      (0.02)      1.08          2.53          (0.34)
                                          --------   --------   --------   --------   ------------   ------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.20)     (0.20)     (0.04)     (0.01)        (0.06)            --
  Dividends from net realized capital
   gains................................     (0.68)     (0.24)     (0.16)        --            --             --
                                          --------   --------   --------   --------   ------------   ------------
    Total Dividends:....................     (0.88)     (0.44)     (0.20)     (0.01)        (0.06)            --
                                          --------   --------   --------   --------   ------------   ------------
Net increase (decrease) in net asset
 value..................................      1.32       1.03      (0.22)      1.07          2.47          (0.34)
                                          --------   --------   --------   --------   ------------   ------------
Net Asset Value, End of Period..........  $  15.33   $  14.01   $  12.98   $  13.20       $ 12.13        $  9.66
                                          --------   --------   --------   --------   ------------   ------------
                                          --------   --------   --------   --------   ------------   ------------
Total Return............................     16.60%     11.51%     (0.02)%     8.91%        26.36%         (3.40)%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $265,124   $172,561   $ 89,614   $ 82,350       $39,246        $12,584
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      0.57%      1.40%      1.36%      0.74%         0.37%          1.19%(6)
  Operating expenses including
   reimbursement/ waiver................      1.06%      1.08%      1.22%      1.43%         1.57%          1.61%(6)
  Operating expenses excluding
   reimbursement/ waiver................      1.32%      1.36%      1.48%      1.72%         2.04%          2.79%(6)
Portfolio Turnover Rate.................        45%       146%        48%        39%           29%            21%(5)
Average Commission Rate Paid(7).........  $ 0.0214   $ 0.0381        N/A        N/A           N/A            N/A

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.04, $0.13, $0.13 and $0.04,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.00 and $0.00, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                          SMALL COMPANY EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                              1997      1996      1995     1994        YEAR ENDED    PERIOD ENDED
                                          -----------------------------------------   OCTOBER 31,    OCTOBER 31,
                                                        TRUST SHARES                    1993(2)       1992(1,2)
                                          -----------------------------------------   ------------   ------------
Net Asset Value, Beginning of Period....  $  20.20   $  16.38   $  12.36   $  12.41       $  8.79        $ 10.00
                                          --------   --------   --------   --------   ------------   ------------
Income from Investment Operations:
  Net investment income (loss)(3,4).....     (0.11)     (0.09)     (0.04)        --         (0.04)         (0.03)
  Net realized and unrealized gain
   (loss) on investments................      3.61       4.08       4.25         --          3.66          (1.18)
                                          --------   --------   --------   --------   ------------   ------------
    Total from Investment Operations:...      3.50       3.99       4.21         --          3.62          (1.21)
                                          --------   --------   --------   --------   ------------   ------------
Less Dividends:
  Dividends from net investment
   income...............................        --         --         --         --            --             --
  Dividends from net realized capital
   gains................................     (2.38)     (0.17)     (0.19)     (0.05)           --             --
                                          --------   --------   --------   --------   ------------   ------------
    Total Dividends:....................     (2.38)     (0.17)     (0.19)     (0.05)           --             --
                                          --------   --------   --------   --------   ------------   ------------
Net increase (decrease) in net asset
 value..................................      1.12       3.82       4.02      (0.05)         3.62          (1.21)
                                          --------   --------   --------   --------   ------------   ------------
Net Asset Value, End of Period..........  $  21.32   $  20.20   $  16.38   $  12.36       $ 12.41        $  8.79
                                          --------   --------   --------   --------   ------------   ------------
                                          --------   --------   --------   --------   ------------   ------------
Total Return............................     19.59%     24.69%     34.73%      0.02%        41.18%        (12.10)%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $310,751   $174,990   $ 94,831   $ 66,462       $55,683        $29,072
Ratios to average net assets:
  Net investment income (loss) including
   reimbursement/waiver.................     (0.65)%    (0.60)%    (0.37)%    (0.35)%       (0.66)%        (0.63)%(6)
  Operating expenses including
   reimbursement/ waiver................      1.09%      1.14%      1.12%      1.27%         1.18%          1.06%(6)
  Operating expenses excluding
   reimbursement/ waiver................      1.12%      1.14%      1.12%      1.27%         1.22%          1.33%(6)
Portfolio Turnover Rate.................        69%        82%        54%        35%           57%            87%(5)
Average Commission Rate Paid(7).........  $ 0.0576   $ 0.0531        N/A        N/A           N/A            N/A

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $(0.11), $(0.09), $(0.04),
     and $0.00, respectively.
(4) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $(0.04) and $(0.05), respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                            ASSET ALLOCATION FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                              1997      1996      1995     1994        YEAR ENDED    PERIOD ENDED
                                          -----------------------------------------   OCTOBER 31,    OCTOBER 31,
                                                        TRUST SHARES                    1993(2)       1992(1,2)
                                          -----------------------------------------   ------------   ------------
Net Asset Value, Beginning of Period....  $  14.53   $  12.83   $  10.68   $  11.15       $ 10.16        $ 10.00
                                          --------   --------   --------   --------   ------------   ------------
Income from Investment Operations:
  Net investment income(3,4)............      0.43       0.33       0.32       0.28          0.25           0.15
  Net realized and unrealized gain
   (loss) on investments................      2.42       1.83       2.16      (0.49)         0.99           0.13
                                          --------   --------   --------   --------   ------------   ------------
    Total from Investment Operations:...      2.85       2.16       2.48      (0.21)         1.24           0.28
                                          --------   --------   --------   --------   ------------   ------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.40)     (0.33)     (0.33)     (0.26)        (0.25)         (0.12)
  Dividends from net realized capital
   gains................................     (0.51)     (0.13)        --         --            --             --
                                          --------   --------   --------   --------   ------------   ------------
    Total Dividends:....................     (0.91)     (0.46)     (0.33)     (0.26)        (0.25)         (0.12)
                                          --------   --------   --------   --------   ------------   ------------
Net increase (decrease) in net asset
 value..................................      1.94       1.70       2.15      (0.47)         0.99           0.16
                                          --------   --------   --------   --------   ------------   ------------
Net Asset Value, End of Period..........  $  16.47   $  14.53   $  12.83   $  10.68       $ 11.15        $ 10.16
                                          --------   --------   --------   --------   ------------   ------------
                                          --------   --------   --------   --------   ------------   ------------
Total Return............................     20.42%     17.19%     23.68%     (1.93)%       12.37%          2.85%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $171,741   $123,603   $ 76,771   $ 65,464       $92,348        $11,555
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      2.82%      2.52%      2.74%      2.70%         2.59%          2.80%(6)
  Operating expenses including
   reimbursement/ waiver................      1.21%      1.19%      1.26%      1.18%         1.14%          1.11%(6)
  Operating expenses excluding
   reimbursement/ waiver................      1.22%      1.21%      1.30%      1.18%         1.25%          2.39%(6)
Portfolio Turnover Rate.................        58%        48%        41%        23%            7%             2%(5)
Average Commission Rate Paid(7).........  $ 0.0609   $ 0.0635        N/A        N/A           N/A            N/A

---------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.43, $0.33, $0.32 and $0.28,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.24 and $0.08, respectively.
(5)  Not Annualized.
(6)  Annualized.
(7)  Required for fiscal years beginning on or after September 1, 1995.

    The Small Cap Value Fund and Growth and Income Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Small Cap Value Fund" and the "Predecessor Growth and Income Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold two series of shares of beneficial interest that were similar to the Funds' Trust Shares and Retail A Shares, respectively.

    The financial highlights presented below set forth certain information concerning (i) the investment results of the Small Cap Value and Growth and Income Funds' Trust Shares for the fiscal years ended October 31, 1997 and October 31, 1996 and (ii) the investment results of the Predecessor Funds' Trust Shares (the series that is similar to the Trust Shares of the Small Cap Value and Growth and Income Funds) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information about the Small Cap Value and Growth and Income Funds for the fiscal years ended October 31, 1997 and October 31, 1996 has been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 (the "Annual Report"). The information about the Predecessor Small Cap Value and Predecessor Growth and Income Funds for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993 was audited by other auditors. The financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to these Funds. More information about the performance of the Funds is contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                            SMALL CAP VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                          -----------------------------------------   OCTOBER 31,
                                            1997     1996(2)      1995       1994       1993(1)
                                          --------   --------   --------   --------   ------------
Net Asset Value, Beginning of Period....  $  14.76   $  12.71   $  11.07   $  11.21       $ 10.00
                                          --------   --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income(3,4,5,6)........      0.01(10)     0.05     0.01       0.02            --
  Net realized and unrealized
   gain/(loss) on investments...........      5.74       2.97       2.21       0.17          1.21
                                          --------   --------   --------   --------   ------------
    Total from Investment Operations:...      5.75       3.02       2.22       0.19          1.21
                                          --------   --------   --------   --------   ------------
Less Dividends:
  Dividends from net investment
   income(3)............................        --      (0.05)     (0.01)     (0.01)           --
  Dividends in excess of net investment
   income...............................        --      (0.01)        --         --            --
  Dividends from net realized capital
   gains................................     (2.14)     (0.91)     (0.57)     (0.32)           --
                                          --------   --------   --------   --------   ------------
    Total Dividends(3)..................     (2.14)     (0.97)     (0.58)     (0.33)           --
                                          --------   --------   --------   --------   ------------
Net increase (decrease) in net asset
 value..................................      3.61       2.05       1.64      (0.14)         1.21
                                          --------   --------   --------   --------   ------------
Net Asset Value, End of Period..........  $  18.37   $  14.76   $  12.71   $  11.07       $ 11.21
                                          --------   --------   --------   --------   ------------
                                          --------   --------   --------   --------   ------------
Total Return............................     44.08%     25.22%     21.52%      1.86%        12.12%(8)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $189,257   $137,341   $121,364   $101,905       $100,382
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      0.09%      0.45%      0.07%      0.15%         0.02%(7)
  Operating expenses including
   reimbursement/waiver.................      0.96%      1.05%      1.10%      1.06%         1.01%(7)
  Operating expenses excluding
   reimbursement/waiver.................      0.96%      1.06%      1.35%      1.34%         1.29%(7)
Portfolio Turnover Rate.................        52%        39%        32%        29%           29%(8)
Average Commission Rate Paid(9).........  $ 0.0577   $ 0.0559        N/A        N/A           N/A

---------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(3)  Represents less than $0.01 per share for the year 1993.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997 and 1996 was $0.05 and $0.05, respectively.
(5) Net investment income (loss) per share before reimbursement/waiver of fees by other parties for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $(0.03), $(0.01) and $0.00, respectively (unaudited).
(6) Net investment income per share does not reflect the tax reclassifications arising in the current period.
(7)  Annualized.
(8)  Not Annualized.
(9)  Required for fiscal years beginning on or after September 1, 1995.
(10) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                           GROWTH AND INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                          -----------------------------------------   OCTOBER 31,
                                            1997     1996(2)      1995       1994       1993(1)
                                          --------   --------   --------   --------   ------------
Net Asset Value, Beginning of Period....  $  13.80   $  12.35   $  11.15   $  10.69       $  10.00
                                          --------   --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income(3,4,5)..........      0.22       0.27       0.28       0.25           0.18
  Net realized and unrealized
   gain/(loss) on investments...........      3.68       2.16       1.69       0.72           0.69
                                          --------   --------   --------   --------   ------------
    Total from Investment Operations:...      3.90       2.43       1.97       0.97           0.87
                                          --------   --------   --------   --------   ------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.23)     (0.25)     (0.28)     (0.23)         (0.18)
  Dividend from net realized capital
   gains................................     (1.19)     (0.73)     (0.49)     (0.28)            --
                                          --------   --------   --------   --------   ------------
    Total Dividends.....................     (1.42)     (0.98)     (0.77)     (0.51)         (0.18)
                                          --------   --------   --------   --------   ------------
Net increase (decrease) in net asset
 value..................................      2.48       1.45       1.20       0.46           0.69
                                          --------   --------   --------   --------   ------------
Net Asset Value, End of Period..........  $  16.28   $  13.80   $  12.35   $  11.15       $  10.69
                                          --------   --------   --------   --------   ------------
                                          --------   --------   --------   --------   ------------
Total Return............................     30.43%     20.77%     18.80%      9.45%          8.80%(7)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $246,654   $186,708   $189,011   $156,827       $147,090
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      1.44%      2.01%      2.42%      2.31%          2.11%(6)
  Operating expenses including
   reimbursement/waiver.................      1.03%      1.02%      1.07%      1.04%          0.98%(6)
  Operating expenses excluding
   reimbursement/waiver.................      1.06%      1.03%      1.27%      1.24%          1.25%(6)
Portfolio Turnover Rate.................        93%        59%        51%        73%            38%(7)
Average Commission Rate Paid(8).........  $ 0.0618   $ 0.0654        N/A        N/A            N/A

---------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997 and 1996 was $0.21 and $0.27, respectively.
(4) Net investment income per share before reimbursement/waiver of fees by other parties for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $0.25, $0.22 and $0.15, respectively (unaudited).
(5) Net investment income per share does not reflect the tax reclassifications arising in the current period.
(6)  Annualized.
(7)  Not Annualized
(8)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

    Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser and, with respect to the International Equity Fund, Oechsle International Advisors, L.P. ("Oechsle"), the Fund's sub-adviser, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

EQUITY VALUE FUND

    The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that Fleet believes to be undervalued, as measured by various financial tests, including one or more of the following: cash flow, return on equity, return on assets, fixed charge coverage and ratios of market capitalization to revenues. In addition, Fleet considers the current value of an issuer's fixed assets (including real estate), cash items, net working capital, indebtedness and historical book value. Stocks which appear to be undervalued are also reviewed to determine whether unacceptable risks account for their loss valuation. The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

    Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market.

    The Fund may hold other types of securities in such proportions as, in the opinion of Fleet, existing market and economic conditions may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of Fleet, suitable stock or convertible debt securities are unavailable.

    The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

EQUITY GROWTH FUND

    The Equity Growth Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analysis of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations--Convertible Securities" below.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

EQUITY INCOME FUND

    The Equity Income Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock that offer income potential. Factors generally considered in selecting portfolio securities include current income and prospects for dividend growth and capital appreciation. However, the Fund's portfolio can be expected to include securities that offer only growth potential or only income potential, as well as securities that combine both these elements.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

INTERNATIONAL EQUITY FUND

    The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, current income will not be its primary consideration. The Fund emphasizes established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

    The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors. Under normal market and economic conditions, no more than 20% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or emerging securities markets.

    The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

    Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations--Investment Company Securities."

    During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the

Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. The short-term debt instruments in which the Fund may invest may be denominated in foreign currencies or U.S. dollars, and include foreign and domestic: (i) short-term debt securities, including short-term obligations of national governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) commercial paper, including master notes; (iii) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances, and Euro-currency instruments and securities; and (iv) repurchase agreements.

    Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or Global Depository Receipts ("GDRs") as described under "Other Investment Policies and Risk Considerations." Furthermore, the Fund may purchase and sell securities on a when-issued basis. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of U.S. issuers. See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

SMALL COMPANY EQUITY FUND

    The Small Company Equity Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with capitalizations of $750 million or less ("Small Capitalization Securities") which Fleet believes represent the potential for significant capital appreciation.

    Small Capitalization Securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with capitalizations of $750 million or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations.

    The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, Small Capitalization Securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations-- Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

ASSET ALLOCATION FUND

    The investment objective of the Asset Allocation Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Fleet interprets the objective to refer to the Dow Jones Industrial Average (of 30 companies listed on the New York Stock Exchange) and the S&P 500. Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages.

    The Fund attempts to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of Fleet's interpretation of economic and market conditions. However, at least 25% of the Fund's total assets will at all times be invested in fixed-income senior securities, including debt securities and preferred stocks. In selecting common stock for purchase by the Fund, Fleet will analyze the potential for changes in earnings and dividends for a foreseeable period.

    The Fund may also invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing ADRs and EDRs. Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Other Investment Policies and Risk Considerations" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

SMALL CAP VALUE FUND

    The Small Cap Value Fund's investment objective is to provide long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 65% of its assets in equity securities of companies that have a market value capitalization of up to $1 billion.

    Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the prices of large company stocks rise or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

    The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts," "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Small Cap Value Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

GROWTH AND INCOME FUND

    The Growth and Income Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market conditions, the Fund will invest at least 65% of its assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock.

    The Fund invests primarily in growth-oriented equity securities. Growth-oriented stocks may include issuers with smaller capitalizations. See "Small Company Equity Fund" and "Small Cap Value Fund" above for a description of the risks associated with investments in small capitalization stocks. Investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

    The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts," "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

STRATEGIC EQUITY FUND

    The investment objective of the Strategic Equity Fund is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies that Fleet believes are reasonably priced and offer favorable return potential relative to other securities. In selecting investments for the Fund, Fleet uses a fundamental analysis which focuses on intermediate and long-term return forecasts for a broad universe of between 300 and 400 large and mid-capitalization stocks. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and GDRs. See "Special Risk Considerations--Foreign Securities" and "Other

Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and in U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    Each Fund invests primarily (or with respect to the Asset Allocation Fund, to a significant degree) in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Funds are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Funds invest in fixed income securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate changes.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although each of the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation and Strategic Equity Funds are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

    The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet or Oechsle to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

    The Small Cap Value and Growth and Income Funds may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch IBCA, Inc. ("Fitch IBCA") at the time of investment. See "Other Investment Policies and Risk Considerations--Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB". Short-term money market instruments purchased by the Small Cap Value and Growth and Income Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch IBCA.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Funds may, in accordance with their respective investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years;

and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Small Cap Value and Growth and Income Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% (15% with respect to the Small Cap Value Fund, Growth and Income Fund and Strategic Equity Fund) of a Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations--Foreign Securities." A Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet and/or Oechsle believe that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet and/or Oechsle under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or Oechsle or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit (15% with respect to the Strategic Equity Fund) described below in Investment Limitation No. 3 under "Investment Limitations" with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, and Strategic Equity Funds, and to the 15% limit described below in Investment Limitation No. 7 under "Investment Limitations" with respect to the Small Cap Value and Growth and Income Funds.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Small Cap Value and Growth and Income Funds' policies with respect to reverse repurchase agreements is contained in the applicable Statement of Additional Information.

SECURITIES LENDING

    Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term (except in the case of the Small Cap Value and Growth and Income Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet and/or Oechsle to be of good standing and only when, in Fleet's and/or Oechsle's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Small Cap Value, Growth and Income and Strategic Equity Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Small Cap Value, Growth and Income and Strategic Equity Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Small Cap Value, Growth and Income and Strategic Equity Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet or Oechsle.

REITS

    Each Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. See "Taxes."

OPTIONS AND FUTURES CONTRACTS

    PUT AND CALL OPTIONS--EQUITY GROWTH, EQUITY INCOME, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS. The Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of options purchased by the Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may not exceed 5% of the value of their respective net assets.

    COVERED CALL OPTIONS--EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS. To further increase return on their portfolio securities, in accordance with their investment objectives and policies, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options would normally be written only on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

    OPTIONS ON FOREIGN STOCK INDEXES--INTERNATIONAL EQUITY FUND. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

    Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. For additional information relating to option trading practices and related risks, see "Derivative Securities" below and the Statement of Additional Information relating to the Fund.

    OPTIONS AND FUTURES CONTRACTS--SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS. The Small Cap Value, Growth and Income and Strategic Equity Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes--International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

    Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the applicable Statement of Additional Information for additional information as to the Funds' policies on options and futures trading.

    The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

    STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS--SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS. The Small Cap Value, Growth and Income and Strategic Equity Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund.

    There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    Each Fund may invest in ADRs and EDRs. The International Equity, Small Cap Value, Growth and Income and Strategic Equity Funds may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the applicable Statement of Additional Information for additional information regarding foreign currency exchange transactions.

ASSET-BACKED SECURITIES--ASSET ALLOCATION FUND

    The Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the applicable Statement of Additional Information.

MORTGAGE-BACKED SECURITIES--ASSET ALLOCATION FUND

    The Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS--ASSET ALLOCATION FUND

    The Asset Allocation Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's and/or Oechsle's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet and/or Oechsle evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and/or Oechsle considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

    The Small Cap Value and Growth and Income Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in the Appendix to the Statement of Additional Information relating to the Small Cap Value and Growth and Income Funds.

DERIVATIVE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts, and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet and/or Oechsle will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's and/or Oechsle's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the applicable Statement of Additional Information for additional information.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS--INTERNATIONAL EQUITY, SMALL CAP
  VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS

    The International Equity, Small Cap Value, Growth and Income and Strategic Equity Funds may purchase eligible securities on a "when-issued" basis. The Small Cap Value, Growth and Income and Strategic Equity Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

    A Fund may dispose of a commitment prior to settlement if Fleet or Oechsle, as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if Fleet and/or Oechsle believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Taxes--Federal." Although the Strategic Equity Fund can not accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% for the Fund.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the applicable Statements of Additional Information under "Investment Objectives and Policies."

    The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds may not:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% (15% with respect to the Strategic Equity Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity Fund), non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    The Small Cap Value and Growth and Income Funds may not:

        5. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

        6. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

    The following investment policy may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

        7. The Small Cap Value and Growth and Income Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

    In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, (a) the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds intends to limit any borrowings (including reverse repurchase agreements to not more than 33% of the value of its total assets at the time of such borrowing), and (b) mortgage dollar rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

    The Small Cap Value and Growth and Income Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each such Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Small Cap Value, Growth and Income and Strategic Equity Funds) on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if Fleet and/or Oechsle has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of a Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

VALUATION OF THE EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, SMALL COMPANY
  EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS

    The assets in the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.

VALUATION OF THE INTERNATIONAL EQUITY FUND

    The International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by Galaxy's Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Funds and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Funds may also be available for purchase through different types of retirement plans offered by Institutions to their Customers. Information pertaining to such plans is available directly from the Institutions.

    Trust Shares of the International Equity Fund described in this Prospectus may also be sold to clients, partners and employees of Oechsle.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day.

However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Each Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds are declared and paid quarterly. Dividends from net investment income of the International Equity Fund are declared and paid annually. Dividends on each share of a Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by each series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of a Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund and Growth and Income Fund each qualified during its last taxable year and intends to continue to qualify, and the Strategic Equity Fund intends to qualify, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

    Distribution by a Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of a Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to a Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of a Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and shareholders would be entitled either (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information relating to the Fund, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income should they so choose. Shareholders of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds should not expect to claim a foreign tax credit or deduction.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Statements of Additional Information contain the names of and general background information concerning the Trustees.

INVESTMENT ADVISER AND SUB-ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond and MidCap Equity Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records (except with respect to such functions that have been delegated to Oechsle, the International Equity Fund's sub-adviser as described below).

    For the services provided and expenses assumed with respect to the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of
 .75% of the average daily net assets of each Fund. For the services provided and expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus .95% of the next $50 million of such assets, plus .85% of net assets in excess of $100 million.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .75%, .75%, .75%, .68%, .75%, .75%, .75% and .75% of the average daily net assets of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds, respectively. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed each of the Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time. The Strategic Equity Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

    The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited partnership, with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. Oechsle currently manages approximately $10.2 billion in assets.

    Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments.

    For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of .40% of the first $50 million of the International Equity Fund's average daily net assets, plus .35% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 1997, Oechsle received sub-advisory fees from Fleet at the effective annual rate of
 .36% of the Fund's average daily net assets.

    The Equity Value Fund's portfolio manager, G. Jay Evans, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been with Fleet and its predecessors since 1978, is a Senior Vice President, and has been the Fund's portfolio manager since the spring of 1993.

    The Equity Growth Fund's portfolio manager, Robert G. Armknecht, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht, an Executive Vice President, has been with Fleet and its predecessors since 1989 and has been the Fund's portfolio manager since its inception.

    The Equity Income Fund's portfolio manager, J. Edward Klisiewicz, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz, a Senior Vice President, has been with Fleet and its predecessors since 1970 and has been the Fund's portfolio manager since its inception.

    The International Equity Fund's portfolio managers, David von Hemert of Fleet and S. Dewey Keesler, Jr. and Kathleen Harris of Oechsle, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. von Hemert, a Senior Vice President, has been with Fleet and its predecessors since 1980 and has been managing the Fund since August 1994. Mr. Keesler, General Partner and Portfolio Manager, has been with Oechsle since its founding in 1986. Ms. Harris has been a Portfolio Manager at Oechsle since January 1995. Prior thereto, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board and a Fund Manager and Equity Analyst for Northern Trust Company. Mr. Keesler and Ms. Harris have been managing the Fund since August 1996.

    The Small Company Equity Fund's portfolio manager, Stephen D. Barbaro, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro, a Vice President and Senior Portfolio Manager, has been with Fleet and its predecessors since 1976 and has been the Fund's portfolio manager since its inception.

    The Asset Allocation Fund's co-portfolio managers, Donald Jones and David Lindsay, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones determines the allocation of the Fund's assets between equity and fixed income investments and manages the equity portion of the Fund's investment portfolio. Mr. Lindsay manages the fixed income portion of the Fund's investment portfolio. Mr. Jones, who currently serves as a Vice President, has been with Fleet and its predecessors as a portfolio manager since 1988 and has been the Fund's portfolio manager since May 1, 1995. Mr. Lindsay, a Senior Vice President, has been with Fleet and its predecessors since 1986. He has managed the fixed income portion of the Fund's portfolio since January 1997.

    The Small Cap Value Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Small Cap Value Fund since its inception in 1992. Prior to joining Fleet in 1995, he was associated with Shawmut Bank since 1963 as an investment officer and was a Vice President in charge of its Small Cap Equity Management product since 1982.

    The Growth and Income Fund's portfolio manager, Brendan Henebry, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Henebry served as portfolio manager for the Predecessor Growth and Income Fund since its inception in 1992. Prior to joining Fleet in 1995, he was associated with Shawmut Bank and its predecessor since 1965 and was a Vice President since 1978. While at Shawmut Bank he served as manager of its Growth and Income Equity Management Group.

    The Strategic Equity Fund's portfolio manager, Peter B. Hathaway, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hathaway, a Vice President, has been associated with Fleet since 1995. Prior to joining Fleet, he was with Shawmut Investment Advisors and its predecessors as an institutional fund manager. He has over 30 years of investment experience.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds paid Investor Services Group administration fees at the effective annual rate of .082% of each Fund's average daily net assets. The Strategic Equity Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of Shares in each series in the Funds as follows: Class C shares (Trust Shares), Class C - Special Series 1 shares (Retail A Shares) and Class C - Special Series 2 shares (Retail B Shares), each series representing interests in the Equity Value Fund; Class G - Series 1 shares (Trust Shares) and Class G - Series 2 shares (Retail A Shares), both series representing interests in the International Equity Fund; Class H - Series 1 shares (Trust Shares), Class H - Series 2 shares (Retail A Shares) and Class H - Series 3 shares (Retail B Shares), each series representing interests in the Equity Growth Fund; Class I - Series 1 shares (Trust Shares) and Class I - Series 2 shares (Retail A Shares), both series representing interests in the Equity Income Fund; Class K - Series 1 shares (Trust Shares), Class K - Series 2 shares (Retail A Shares) and Class K - Series 3 shares (Retail B Shares), each series representing interests in the Small Company Equity Fund; Class N - Series 1 shares (Trust Shares), Class N - Series 2 shares (Retail A Shares) and Class N - Series 3 shares (Retail B Shares), each series representing interests in the Asset Allocation Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares) and Class U - Series 3 shares (Retail B Shares), each series representing interest in the Growth and Income Fund; Class X - Series 1 shares (Trust Shares) and Class X - Series 2 shares (Retail A Shares), each series representing interests in the Small Cap Value Fund; and Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares) and Class AA -Series 3 shares (Retail B Shares), each series representing interests in the Strategic Equity Fund. Each Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund and Strategic Equity Fund bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate not to exceed .95% of the average daily net asset value of each Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of Shares. The differences in the expenses paid by the respective series will affect their performance.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Retail A Shares of the Funds are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund and Strategic Equity Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the same Fund six years after the date of purchase. Retail A and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to

Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such affiliates agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such affiliates are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the applicable Statements of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance and yields of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Funds.

    The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

    The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

    The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of a Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of a Fund will not be included in performance calculations.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                     FUNDS







                              EQUITY VALUE FUND


                              EQUITY GROWTH FUND


                              EQUITY INCOME FUND


                              INTERNATIONAL EQUITY FUND


                              SMALL COMPANY EQUITY FUND

                              ASSET ALLOCATION FUND


                              SMALL CAP VALUE FUND


                              GROWTH AND INCOME FUND


                              STRATEGIC EQUITY FUND







                                                        [logo]


                              February 28, 1998

FN-041 15038 (3/96) pkg 50

                                                                           TRUST

                                THE GALAXY FUND

                               MIDCAP EQUITY FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY.......................................................        2
INVESTMENT OBJECTIVES AND POLICIES....................................        3
  In General..........................................................        3
  Special Risk Considerations.........................................        3
  Other Investment Policies and Risk Considerations...................        4
INVESTMENT LIMITATIONS................................................       11
PRICING OF SHARES.....................................................       13
HOW TO PURCHASE AND REDEEM SHARES.....................................       13
  Distributor.........................................................       13
  Purchase of Shares..................................................       13
  Redemption of Shares................................................       14
DIVIDENDS AND DISTRIBUTIONS...........................................       15

                                                                           PAGE
                                                                           ----

TAXES.................................................................       15
  Federal.............................................................       15
  State and Local.....................................................       16
MANAGEMENT OF THE FUND................................................       16
  Investment Adviser..................................................       16
  Authority to Act as Investment Adviser..............................       17
  Administrator.......................................................       18
DESCRIPTION OF GALAXY AND
  ITS SHARES..........................................................       18
  Shareholder Services Plan...........................................       19
  Agreements for Sub-Account Services.................................       19
CUSTODIAN AND TRANSFER AGENT..........................................       20
EXPENSES..............................................................       20
PERFORMANCE REPORTING.................................................       20
MISCELLANEOUS.........................................................       21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the MIDCAP EQUITY FUND (the "Fund") offered by Galaxy.

    The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market value capitalizations of between $750 million and $3.5 billion that the Fund's investment adviser believes are undervalued and represent the potential for future earnings growth. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies with market value capitalizations of between $750 million and $3.5 billion.

    This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts primarily at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to FIS Securities Inc., Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. ("Fleet") and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                               FEBRUARY 28, 1998

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                      MIDCAP
SHAREHOLDER TRANSACTION EXPENSES                    EQUITY FUND
--------------------------------------------------  -----------

Sales Load........................................        None
Sales Load on Reinvested Dividends................        None
Deferred Sales Load...............................        None
Redemption Fees...................................        None
Exchange Fees.....................................        None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------

Advisory Fees (After Fee Waivers).................        .55%
12b-1 Fees........................................        None
Other Expenses (After Fee Waivers)................        .80%
                                                    -----------
Total Fund Operating Expenses (After Fee
 Waivers).........................................       1.35%
                                                    -----------
                                                    -----------

---------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                      1 YEAR       3 YEARS
                                                    -----------  -----------
MidCap Equity Fund................................   $      14    $      42

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by Fleet, Advisory Fees would be .75% and Total Fund Operating Expenses would be 1.55% for Trust shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE FUND IS NEW AND ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The investment objective of the Fund is to seek long- term capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with market value capitalizations of between $750 million and $3.5 billion that Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, believes are undervalued and represent the potential for future earnings growth. In selecting investments for the Fund, Fleet uses a qualitative analysis which seeks to identify companies undergoing positive fundamental changes, such as new product introductions, corporate restructurings or management changes, which are likely to result in positive earnings growth and improving valuation ratios. Industry position and economic trends are also considered.

    Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies with market value capitalizations of between $750 million and $3.5 billion, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). See Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations-- Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and in U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the MidCap Equity Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investment Services, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated obligations.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 15% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations--Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above, securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes."

OPTIONS AND FUTURES CONTRACTS

    The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index or currency, including options and futures based on foreign exchanges and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

    Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Fund for additional information as to the Fund's policies on options and futures trading.

    The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS

    The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

    There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    The Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See

"Investment Objectives and Policies--Derivative Securities" in the Statement of Additional relating to the Fund for additional information.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

    The Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio rate of 100% or more is considered high although the rate of turnover will not be a limiting factor on making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Taxes--Federal." Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

PURCHASE OF SHARES

    The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by

Institutions. The Institution is responsible for transmitting to FD Distributors orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which FD Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

    A purchase order for Trust Shares received by FD Distributors on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value per share determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the foregoing procedures.

    Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

    Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (in the case of employer-sponsored defined contribution plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

    Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

    Trust Shares of the Funds may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

REDEMPTION OF SHARES

    Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their respective Institutions. It is the responsibility of an Institution to transmit redemption orders to FD Distributors and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although an Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Payment for redemption orders received by FD Distributors on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

    Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their respective Institutions.

                                     TAXES

FEDERAL

    The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will consitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997.

Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Asset Allocation, Small Company Equity, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders.

    The organizational arrangements of Fleet require that all investment decisions with respect to the Fund, be made by Fleet's Equity Policy Committee and no one person is primarily responsible for making recommendations to that Committee.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class Z-Series 1 shares (Trust Shares), Class Z-Series 2 shares (Retail A Shares) and Class Z-Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such Shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by customers. Institutions may receive up to one-half of this fees for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                    GALAXY
                                MIDCAP EQUITY
                                     FUND



                   FEBRUARY 28, 1998



                              P R O S P E C T U S
                                  Trust Shares






                                    [logo]




FN-

                                THE GALAXY FUND

4400 Computer Drive           For an application and information regarding
Westboro, Massachusetts       purchases, redemptions, exchanges and other
01581-5108                    shareholder services or for current performance,
                              call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes nine separate diversified investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy. Each Fund has its own investment objective and policies:

    The EQUITY VALUE FUND'S investment objective is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that the Fund's investment adviser believes are undervalued and exhibit acceptable levels of risk.

    The EQUITY GROWTH FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that the Fund's investment adviser believes have above-average earnings potential.

    The EQUITY INCOME FUND'S investment objective is to seek current income and capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock that offer income potential.

    The INTERNATIONAL EQUITY FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in the equity securities of foreign issuers.

    The SMALL COMPANY EQUITY FUND'S investment objective is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market value capitalizations of $750 million or less that the Fund's investment adviser believes represent the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in the equity securities of companies with market value capitalizations of $750 million or less.

    The ASSET ALLOCATION FUND'S investment objective is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Due to the Fund's expenses, however, net income distributed to shareholders may be less than that of the averages. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.

    The SMALL CAP VALUE FUND'S investment objective is to provide long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

    The GROWTH AND INCOME FUND'S investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock.

    The STRATEGIC EQUITY FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of growth companies that the Fund's investment adviser believes are reasonably priced and offer favorable return potential relative to other securities. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus describes the Retail A Shares representing interests in each Fund and the Retail B Shares representing interests in the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Retail A Shares, Retail B Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses that reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates. Oechsle International Advisors, L.P. serves as the sub-adviser to the International Equity Fund.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statements of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statements of Additional Information are available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statements of Additional Information, as they may be amended from time to time, are incorporated by reference in their entireties into this Prospectus.

                               FEBRUARY 28, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS. Prospectuses for Galaxy's MIDCAP EQUITY, MONEY MARKET, GOVERNMENT, U.S. TREASURY, TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL GOVERNMENT MONEY MARKET, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND, CORPORATE BOND, TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND and RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUNDS?

    A: The Funds are managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1997 of approximately $85.5 billion. Oechsle International Advisors, L.P. ("Oechsle") serves as the sub-adviser to the International Equity Fund. Oechsle currently has discretionary management authority over approximately $10.2 billion of assets. See "Management of the Funds--Investment Adviser and Sub-Adviser."

    Q: WHAT ADVANTAGES DO THE FUNDS OFFER?

    A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-seven mutual funds should your investment goals change.

    Q: HOW CAN I BUY AND REDEEM SHARES?

    A: The Funds are distributed by First Data Distributors, Inc. Retail Shares of the Funds are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased on behalf of Customers of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Funds may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are subject to a shareholder servicing fee of up to .30% of the average daily net asset value of such Shares. Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain share redemptions made within six years of the purchase date at the maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed shares or (ii) the original purchase price of the redeemed shares. Retail B Shares are subject to shareholder servicing and distribution fees of up to .95% of the average daily net asset value of such Shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase Shares" and "How to Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares" below.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds are declared and paid quarterly. Dividends from net investment income of the International Equity Fund are declared and paid annually. Net realized capital gains of each Fund are distributed at least annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional shares of the same series of shares with respect to which the dividend or distribution was declared without sales or CDSC charges. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUNDS' INVESTMENT PRACTICES?

    A: One or more of the Funds may invest in foreign securities either directly or indirectly through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and, in the case of certain of the Funds, Global Depository Receipts ("GDRs"). Investments in foreign securities incur higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity, and political instability. See "Investment Objectives and Policies--"Special Risk Considerations--Foreign Securities." The Small Company Equity and Small Cap Value Funds invest primarily in small capitalization stocks. The Growth and Income Fund invests primarily in growth-oriented equity securities, which may include securities of issuers with small capitalizations. As a result, these Funds may be more volatile than, and may fluctuate independently of, broad stock market indices. See "Investment Objectives and Policies." The Small Cap Value and Growth and Income Funds may invest in lower-rated convertible securities, which are high-yield, high-risk bonds that are typically subject to greater market fluctuations and may be more difficult to value or dispose of than higher-rated, lower-yielding bonds. See "Investment Objectives and Policies--Other Investment Policies and Risk Considerations--Convertible Securities." One or more of the Funds may also invest in certain "derivative" securities, such as put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange transactions and certain asset-backed and mortgage-backed securities. Derivative securities derive their value from the performance of underlying assets, interest or currency exchange rates and indices and as a result entail additional market and credit risks. See "Investment Objectives and Policies--Other Investment Policies and Risk Considerations--Derivative Securities."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUNDS?

    A: Retail A Shares of a Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to sales or additional CDSC charges. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plan ("SEP") and Keogh Plan accounts which can be established by contacting First Data Distributors, Inc. Retail Shares are also available for purchase through Multi-Employee Retirement Plan ("MERP") accounts which can be established by Customers directly with Fleet Brokerage Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares of the Funds on a monthly or quarterly basis, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail A Shares and/or Retail B Shares, and (ii) the operating expenses for Retail A Shares and/or Retail B Shares of each Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. ANNUAL FUND OPERATING EXPENSES are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                       EQUITY                EQUITY          EQUITY                           SMALL COMPANY
                                       VALUE                 GROWTH          INCOME     INTERNATIONAL            EQUITY
                                        FUND                  FUND            FUND         EQUITY                 FUND
                                 ------------------    ------------------    -------        FUND        -------------------------
                                 RETAIL     RETAIL     RETAIL     RETAIL     RETAIL     ------------                      RETAIL
                                    A          B          A          B          A          RETAIL          RETAIL            B
                                 SHARES     SHARES     SHARES     SHARES     SHARES       A SHARES        A SHARES        SHARES
                                 -------    -------    -------    -------    -------    ------------    ------------      -------

SHAREHOLDER TRANSACTION
EXPENSES
------------------------------
Maximum Front-End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................     3.75%(1)    None      3.75%(1)    None      3.75%(1)        3.75%(1)        3.75%(1)      None
Maximum Deferred Sales Charge
 (as a percentage of offering
 price).......................      None      5.00%(2)    None      5.00%(2)    None            None            None        5.00%(2)
Sales Charge Imposed on
 Reinvested Dividends.........      None       None       None       None       None            None            None         None
Redemption Fees(3)............      None       None       None       None       None            None            None         None
Exchange Fees.................      None       None       None       None       None            None            None         None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
------------------------------
Advisory Fees (After Fee
 Waivers).....................      .75%       .75%       .75%       .75%       .75%            .66%            .75%         .75%
12b-1 Fees(4) (After Fee
 Waivers).....................      None       .95%       None       .95%       None            None            None         .94%
Other Expenses (After Fee
 Waivers).....................      .65%       .42%       .63%       .39%       .68%           1.00%            .78%         .47%
Total Fund Operating Expenses
 (After Fee Waivers)..........     1.40%      2.12%      1.38%      2.09%      1.43%           1.66%           1.53%        2.16%

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Shares--Applicable Sales Charges--Retail A Shares."
(2) This amount applies to redemptions made during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares--Applicable Sales Charges--Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Retail A Shares do not currently pay 12b-1 fees. Long-term investors in Retail B Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

                                                        SMALL
                                                         CAP
                                  ASSET ALLOCATION      VALUE       GROWTH AND INCOME
                                        FUND            FUND               FUND
                                 ------------------    -------      ------------------
                                 RETAIL     RETAIL     RETAIL       RETAIL     RETAIL
                                    A          B          A            A          B
                                 SHARES     SHARES     SHARES       SHARES     SHARES
                                 -------    -------    -------      -------    -------

SHAREHOLDER TRANSACTION
EXPENSES
------------------------------
Maximum Front-End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................     3.75%(1)    None      3.75%(1)     3.75%(1)    None
Maximum Deferred Sales Charge
 (as a percentage of offering
 price).......................      None      5.00%(2)    None         None      5.00%(2)
Sales Charge Imposed on
 Reinvested Dividends.........      None       None       None         None       None
Redemption Fees(3)............      None       None       None         None       None
Exchange Fees.................      None       None       None         None       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
------------------------------

Advisory Fees (After Fee
 Waivers).....................      .75%       .75%       .75%         .75%       .75%
12b-1 Fees(4).................      None       .95%       None         None       .95%
Other Expenses (After Fee
 Waivers).....................      .67%       .45%       .56%         .53%       .36%
Total Fund Operating Expenses
 (After Fee Waivers)..........     1.42%      2.15%      1.31%        1.28%      2.06%


                                  STRATEGIC EQUITY
                                        FUND
                                 ------------------
                                 RETAIL     RETAIL
                                    A          B
                                 SHARES     SHARES
                                 -------    -------
SHAREHOLDER TRANSACTION
EXPENSES
------------------------------
Maximum Front-End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................     3.75%(1)    None
Maximum Deferred Sales Charge
 (as a percentage of offering
 price).......................      None      5.00%(2)
Sales Charge Imposed on
 Reinvested Dividends.........      None       None
Redemption Fees(3)............      None       None
Exchange Fees.................      None       None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
------------------------------
Advisory Fees (After Fee
 Waivers).....................      .55%       .55%
12b-1 Fees(4).................      None       .95%
Other Expenses (After Fee
 Waivers).....................      .95%       .60%
Total Fund Operating Expenses
 (After Fee Waivers)..........     1.50%      2.10%

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Shares--Applicable Sales Charges--Retail A Shares."
(2) This amount applies to redemptions made during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares--Applicable Sales Charges--Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Retail A Shares do not currently pay 12b-1 fees. Long-term investors in Retail B Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

--------------------------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
Equity Value Fund (Retail A Shares)(1)............    $52       $80       $111      $197
Equity Value Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95       $132      $207(3)
  Assuming no redemption..........................    $21       $65       $112      $207(3)
Equity Growth Fund (Retail A Shares)(1)...........    $51       $79       $109      $195
Equity Growth Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95       $131      $204(3)
  Assuming no redemption..........................    $21       $65       $111      $204(3)
Equity Income Fund (Retail A Shares)(1)...........    $52       $81       $112      $200
International Equity Fund (Retail A Shares)(1)....    $54       $88       $124      $224
Small Company Equity Fund (Retail A Shares)(1)....    $53       $84       $117      $211
Small Company Equity Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $72       $97       $134      $215(3)
  Assuming no redemption..........................    $22       $67       $114      $215(3)
Asset Allocation Fund (Retail A Shares)(1)........    $52       $81       $112      $199
Asset Allocation Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $96       $134      $209(3)
  Assuming no redemption..........................    $22       $66       $114      $209(3)
Small Cap Value Fund (Retail A Shares)............    $51       $77       $106      $187
Growth and Income Fund (Retail A Shares)..........    $50       $76       $104      $184
Growth and Income Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $94       $129      $197(3)
  Assuming no redemption..........................    $21       $64       $109      $197(3)
Strategic Equity Fund (Retail A Shares)(1)........    $53       $83        N/A       N/A
Strategic Equity Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95        N/A       N/A
  Assuming no redemption..........................    $21       $65        N/A       N/A

--------------------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2)  Assumes deduction of maximum applicable contingent deferred sales charge.
(3)  Based on conversion of Retail B Shares to Retail A Shares after six years.

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses each Fund expects to incur during the current fiscal year on its Retail A Shares and/or Retail B Shares. The information in the Expense Summary and Example with respect to the Strategic Equity Fund is based on expenses which the Fund expects to incur during the current fiscal year on its Retail A Shares and Retail B Shares. Without voluntary fee waivers by Fleet, (i) Advisory Fees would be .91% for Retail A Shares of the International Equity Fund and .75% and .75% for Retail A Shares and Retail B Shares, respectively, of the Strategic Equity Fund, (ii) 12b-1 Fees would be .95% for Retail B Shares of the Small Company Equity Fund,
(iii) Other Expenses would be .66% for Retail A Shares of the Small Cap Value Fund, .60% for Retail A Shares of the Growth and Income Fund and 1.03% for Retail A Shares of the Strategic Equity Fund, and (iv) Total Fund Operating Expenses would be 1.91% for Retail A Shares of the International Equity Fund, 2.17% for Retail B Shares of the Small Company Equity Fund, 1.41% for Retail A Shares of the Small Cap Value Fund, 1.35% for Retail A Shares of the Growth and Income Fund are 1.78% and 2.30% for Retail A Shares and Retail B Shares of the Strategic Equity Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statements of Additional Information. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Retail A Shares in each Fund and the Retail B Shares in the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds. Galaxy is also authorized to issue another series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares," Retail A Shares, Retail B Shares and Trust Shares represent equal pro rata interests in a Fund, except that (i) Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds bear the expenses incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of each Fund's outstanding Retail B Shares, and
(iii) Retail A Shares, Retail B Shares and Trust Shares bear differing transfer agency expenses.

    The financial highlights presented below for the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 (the "Annual Report"). Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Galaxy's Annual Report and incorporated by reference into the Statement of Additional Information relating to these Funds. Information in the financial highlights presented below with respect to Retail A Shares of these Funds for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Retail A Shares and Trust Shares of the Funds (Retail A Shares of the Equity Value and Equity Growth Funds were first offered during the fiscal year/ period ended October 31, 1991, and Retail A Shares of the Equity Income Fund were first offered during the fiscal year ended October 31, 1992). As of the date of this Prospectus, the Strategic Equity Fund had not commenced operations. More information about the performance of the Funds is also contained in Galaxy's Annual Report, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                              EQUITY VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED OCTOBER 31,
                                          ---------------------------------------------------------------------------------------
                                                                         1996
                                                 1997           ----------------------       1995           1994
                                          -------------------                 RETAIL     ------------   ------------
                                           RETAIL    RETAIL      RETAIL         B           RETAIL         RETAIL
                                          A SHARES  B SHARES    A SHARES    SHARES(3)       SHARES         SHARES       1993(2)
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
Net Asset Value, Beginning of Period....  $  15.96   $ 15.99    $   14.33     $ 14.74       $ 13.31        $ 13.12     $    11.41
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
Income from Investment Operations:
  Net investment income(4,5)............      0.11        --         0.14        0.04          0.22           0.18           0.19
  Net realized and unrealized gain
   (loss) on investments................      4.16      4.17         2.74        1.25          2.24           0.45           2.14
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
      Total from Investment
       Operations:......................      4.27      4.17         2.88        1.29          2.46           0.63           2.33
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
Less Dividends:
  Dividends from net investment
   income...............................     (0.12)    (0.02)       (0.14)      (0.04)        (0.23)         (0.16)         (0.20)
  Dividends from net realized capital
   gains................................     (1.90)    (1.90)       (1.11)         --         (1.21)         (0.28)         (0.42)
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
      Total Dividends...................     (2.02)    (1.92)       (1.25)      (0.04)        (1.44)         (0.44)         (0.62)
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
Net increase (decrease) in net asset
 value..................................      2.25      2.25         1.63        1.25          1.02           0.19           1.71
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
Net Asset Value, End of Period..........  $  18.21   $ 18.24    $   15.96     $ 15.99       $ 14.33        $ 13.31     $    13.12
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
                                          --------  ---------   ---------   ----------   ------------   ------------   ----------
Total Return(8).........................     29.48%    28.60%       21.49%       8.80%(6)      20.81%         4.97%         21.18%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $182,641   $14,958    $ 131,998     $ 1,916       $96,555        $74,001     $  176,107
Ratios to average net assets:
  Net investment income including
   reimbursement/ waiver................      0.63%    (0.13)%       1.00%       0.43%(7)       1.62%         1.45%          1.52%
  Operating expenses including
   reimbursement/ waiver................      1.38%     2.07%        1.45%       1.94%(7)       1.49%         1.08%          0.97%
  Operating expenses excluding
   reimbursement/ waiver................      1.38%     2.38%        1.45%       2.24%(7)       1.50%         1.11%          0.97%
Portfolio Turnover Rate.................       111%      111%         116%        116%           76%            71%            50%
Average Commission Rate Paid(9).........  $ 0.0601   $0.0601    $  0.0605     $0.0605           N/A            N/A            N/A


                                                      YEAR ENDED OCTOBER 31,               PERIOD ENDED
                                          ----------------------------------------------   OCTOBER 31,
                                           1992(2)      1991(2)     1990(2)     1989(2)     1988(1,2)
                                          ----------   ---------   ---------   ---------   ------------
Net Asset Value, Beginning of Period....  $    11.52   $    9.45   $   11.51   $   10.41      $ 10.00
                                          ----------   ---------   ---------   ---------   ------------
Income from Investment Operations:
  Net investment income(4,5)............        0.26        0.37        0.39        0.36         0.03
  Net realized and unrealized gain
   (loss) on investments................        0.33        2.41       (1.37)       1.10         0.38
                                          ----------   ---------   ---------   ---------   ------------
      Total from Investment
       Operations:......................        0.59        2.78       (0.98)       1.46         0.41
                                          ----------   ---------   ---------   ---------   ------------
Less Dividends:
  Dividends from net investment
   income...............................       (0.27)      (0.37)      (0.38)      (0.36)          --
  Dividends from net realized capital
   gains................................       (0.43)      (0.34)      (0.70)         --           --
                                          ----------   ---------   ---------   ---------   ------------
      Total Dividends...................       (0.70)      (0.71)      (1.08)      (0.36)          --
                                          ----------   ---------   ---------   ---------   ------------
Net increase (decrease) in net asset
 value..................................       (0.11)       2.07       (2.06)       1.10         0.41
                                          ----------   ---------   ---------   ---------   ------------
Net Asset Value, End of Period..........  $    11.41   $   11.52   $    9.45   $   11.51      $ 10.41
                                          ----------   ---------   ---------   ---------   ------------
                                          ----------   ---------   ---------   ---------   ------------
Total Return(8).........................        5.66%      30.45%      (9.43)%     14.19%        4.10%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $  133,578   $  99,601   $  92,893   $  92,366      $75,774
Ratios to average net assets:
  Net investment income including
   reimbursement/ waiver................        2.24%       3.25%       3.66%       3.25%        1.89%(7)
  Operating expenses including
   reimbursement/ waiver................        0.94%       0.94%       0.95%       0.97%        0.95%(7)
  Operating expenses excluding
   reimbursement/ waiver................        0.94%       0.94%       0.95%       0.98%        0.94%(7)
Portfolio Turnover Rate.................         136%         40%         94%         44%           4%(6)
Average Commission Rate Paid(9).........         N/A         N/A         N/A         N/A          N/A

--------------------------

(1)  The Fund commenced operations on September 1, 1988.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990
     and 1989 and for the period ended October 31, 1988 were $0.11, $0.14, $0.22, $0.18, $0.19, $0.26, $0.37, $0.39 and $0.36, respectively.
(5) Net investment income (loss) per share for Retail B Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the year ended October 31, 1997 and for the period ended October 31, 1996 was $(0.03) and $0.01, respectively.
(6)  Not Annualized.
(7)  Annualized.
(8) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(9)  Required for fiscal years beginning on or after September 1, 1995.

                             EQUITY GROWTH FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED OCTOBER 31,
                         --------------------------------------------------------------------------------------------
                                                       1996                                                              PERIOD
                                1997           --------------------       1995        1994                               ENDED
                         -------------------                RETAIL      ---------   ---------                           OCTOBER
                          RETAIL     RETAIL     RETAIL        B          RETAIL      RETAIL                               31,
                         A SHARES   B SHARES   A SHARES    SHARES(3)     SHARES      SHARES      1993(2)     1992(2)    1991(1,2)
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
Net Asset Value,
 Beginning of Period...  $ 20.37    $ 20.26    $  17.29    $ 18.77       $  14.18    $  13.76   $   12.90   $   11.99   $ 10.00
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
Income from Investment
 Operations:
  Net investment
   income(4,5).........     0.07      (0.09)(10)     0.10    (0.01)          0.14        0.17        0.15        0.17      0.16
  Net realized and
   unrealized gain
   (loss) on
   investments.........     6.05       6.02        3.39       1.50           3.28        0.47        0.95        0.91      1.97
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
      Total from
       Investment
       Operations:.....     6.12       5.93        3.49       1.49           3.42        0.64        1.10        1.08      2.13
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
Less Dividends:
  Dividends from net
   investment income...    (0.07)        --       (0.11)        --          (0.14)      (0.16)      (0.15)      (0.17)    (0.14)
  Dividends from net
   realized capital
   gains...............    (1.28)     (1.28)      (0.30)        --          (0.17)      (0.06)      (0.09)         --        --
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
      Total
       Dividends.......    (1.35)     (1.28)      (0.41)        --          (0.31)      (0.22)      (0.24)      (0.17)    (0.14)
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
Net increase (decrease)
 in net asset value....     4.77       4.65        3.08       1.49           3.11        0.42        0.86        0.91      1.99
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
Net Asset Value, End of
 Period................  $ 25.14    $ 24.91    $  20.37    $ 20.26       $  17.29    $  14.18   $   13.76   $   12.90   $ 11.99
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
                         --------   --------   ---------   --------     ---------   ---------   ---------   ---------   --------
Total Return(8)........    31.61%     30.78%      20.51%      7.95%(6)      24.54%       4.72%       8.58%       9.10%    21.39%(6)
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000's)......  $226,330   $20,363    $160,800    $ 3,995       $ 98,911    $ 70,338   $ 427,298   $ 224,630   $92,224
Ratios to average net
 assets:
  Net investment income
   including
reimbursement/waiver...     0.30%     (0.40)%      0.50%     (0.16)%(7)      0.85%       1.22%       1.20%       1.37%     1.46%(7)
  Operating expenses
   including
   reimbursement/
   waiver..............     1.37%      2.07%       1.40%      1.92%(7)       1.45%       0.98%       0.97%       0.95%     0.83%(7)
  Operating expenses
   excluding
   reimbursement/
   waiver..............     1.37%      2.30%       1.40%      2.29%(7)       1.47%       0.99%       0.97%       0.95%     0.83%(7)
Portfolio Turnover
 Rate..................       66%        66%         36%        36%            14%         18%         16%         22%       16%(6)
Average Commission Rate
 Paid(9)...............  $0.0601    $0.0601    $ 0.0615    $0.0615            N/A         N/A         N/A         N/A       N/A

--------------------------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 and for the period ended October 31, 1991 was $0.07, $0.10, $0.13, $0.17, $0.15, $0.17 and
     $0.16, respectively.
(5) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail B Shares for the year ended October 31, 1997 and for the period ended October 31, 1996 was $(0.14) and $(0.03), respectively.
(6)  Not Annualized.
(7)  Annualized.
(8) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(9)  Required for fiscal years beginning on or after September 1, 1995.
(10) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                             EQUITY INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------
                                                      1997      1996     1995     1994
                                                    --------  --------  -------  -------                     PERIOD ENDED
                                                     RETAIL    RETAIL   RETAIL   RETAIL                       OCTOBER 31,
                                                    A SHARES  A SHARES  SHARES   SHARES   1993(2)   1992(2)    1991(1,2)
                                                    --------  --------  -------  -------  --------  -------  -------------
Net Asset Value, Beginning of Period..............  $ 16.91   $ 14.98   $ 12.74  $ 12.85  $  11.85  $ 11.29      $10.00
                                                    --------  --------  -------  -------  --------  -------      ------
Income from Investment Operations:
  Net investment income(3)........................     0.30      0.30      0.28     0.30      0.30     0.30        0.29
  Net realized and unrealized gain (loss) on
   investments....................................     3.35      2.47      2.47     0.07      1.09     0.76        1.26
                                                    --------  --------  -------  -------  --------  -------      ------
      Total from Investment Operations:...........     3.65      2.77      2.75     0.37      1.39     1.06        1.55
                                                    --------  --------  -------  -------  --------  -------      ------
Less Dividends:
  Dividends from net investment income............    (0.30 )   (0.30 )   (0.30)   (0.29)    (0.28)   (0.30)      (0.26)
  Dividends from net realized capital gains.......    (1.44 )   (0.54 )   (0.21)   (0.19)    (0.11)   (0.20)         --
                                                    --------  --------  -------  -------  --------  -------      ------
      Total Dividends:............................    (1.74 )   (0.84 )   (0.51)   (0.48)    (0.39)   (0.50)      (0.26)
                                                    --------  --------  -------  -------  --------  -------      ------
Net increase (decrease) in net asset value........     1.91      1.93      2.24    (0.11)     1.00     0.56        1.29
                                                    --------  --------  -------  -------  --------  -------      ------
Net Asset Value, End of Period....................  $ 18.82   $ 16.91   $ 14.98  $ 12.74  $  12.85  $ 11.85      $11.29
                                                    --------  --------  -------  -------  --------  -------      ------
                                                    --------  --------  -------  -------  --------  -------      ------
Total Return(6)...................................    23.28%    19.01%    22.23%    2.94%    11.85%    9.71%      15.61%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............  $169,276  $126,952  $81,802  $63,532  $123,970  $21,778      $7,096
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver...........................     1.70%     1.86%     2.08%    2.45%     2.34%    2.84%       2.72%(5)
  Operating expenses including
   reimbursement/waiver...........................     1.39%     1.40%     1.49%    1.11%     1.16%    1.03%       0.85%(5)
  Operating expenses excluding
   reimbursement/waiver...........................     1.41%     1.40%     1.51%    1.12%     1.22%    1.54%       1.39%(5)
Portfolio Turnover Rate...........................       37%       45%       21%      31%       27%      18%         77%(4)
Average Commission Rate Paid(7)...................  $0.0598   $0.0620       N/A      N/A       N/A      N/A         N/A

--------------------------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 and for the period ended October 31, 1991 was $0.30, $0.30, $0.28, $0.30, $0.29, $0.25 and
     $0.23, respectively.
(4)  Not Annualized.
(5)  Annualized.
(6) Calculation does not include the effect of any sales charge for Retail A Shares.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                          INTERNATIONAL EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    YEAR ENDED OCTOBER 31,
                                --------------------------------------------------------------
                                    1997            1996          1995       1994
                                -------------   -------------   --------   --------              PERIOD ENDED
                                   RETAIL          RETAIL        RETAIL     RETAIL                OCTOBER 31,
                                  A SHARES        A SHARES       SHARES     SHARES    1993(2)      1992(1,2)
                                -------------   -------------   --------   --------   --------   -------------
Net Asset Value, Beginning of
 Period.......................     $ 13.94         $ 12.92      $  13.20   $  12.13   $   9.66      $ 10.00
                                -------------   -------------   --------   --------   --------   -------------
Income from Investment
 Operations:
  Net investment income(3)....        0.01            0.11          0.11       0.06       0.02         0.06
  Net realized and unrealized
   gain (loss) on
   investments................        2.09            1.27         (0.21)      1.02       2.51        (0.40)
                                -------------   -------------   --------   --------   --------   -------------
      Total from Investment
       Operations:............        2.10            1.38         (0.10)      1.08       2.53        (0.34)
                                -------------   -------------   --------   --------   --------   -------------
Less Dividends:
  Dividends from net
   investment income..........       (0.18)          (0.12)        (0.02)     (0.01)     (0.06)          --
  Dividends from net realized
   capital gains..............       (0.68)          (0.24)        (0.16)        --         --           --
                                -------------   -------------   --------   --------   --------   -------------
      Total Dividends.........       (0.86)          (0.36)        (0.18)     (0.01)     (0.06)          --
                                -------------   -------------   --------   --------   --------   -------------
Net increase (decrease) in net
 asset value..................        1.24            1.02         (0.28)      1.07       2.47        (0.34)
                                -------------   -------------   --------   --------   --------   -------------
Net Asset Value, End of
 Period.......................     $ 15.18         $ 13.94      $  12.92   $  13.20   $  12.13      $  9.66
                                -------------   -------------   --------   --------   --------   -------------
                                -------------   -------------   --------   --------   --------   -------------
Total Return(6)...............       15.88%          10.86%        (0.64)%     8.91%     26.36%       (3.40)%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................     $56,592         $35,144      $ 30,104   $ 32,887   $ 39,246      $12,584
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......        0.03%           0.78%         0.84%      0.69%      0.37%        1.19%(5)
  Operating expenses including
   reimbursement/waiver.......        1.60%           1.70%         1.76%      1.49%      1.57%        1.61%(5)
  Operating expenses excluding
   reimbursement/waiver.......        1.85%           1.98%         2.03%      1.79%      2.04%        2.79%(5)
Portfolio Turnover Rate.......          45%            146%           48%        39%        29%          21%(4)
Average Commission Rate
 Paid(7)......................     $0.0214         $0.0381           N/A        N/A        N/A          N/A

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 and for the period ended October 31, 1992 was $(0.01), $0.07, $0.08, $0.03, $0.00 and $0.00,
     respectively.
(4)  Not Annualized.
(5)  Annualized.
(6) Calculation does not include the effect of any sales charge for Retail A Shares.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                          SMALL COMPANY EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED OCTOBER 31,
                             -------------------------------------------------------------------------------------
                                                              1996                                                    PERIOD
                                     1997            ----------------------        1995        1994                    ENDED
                             ---------------------                 RETAIL        ---------   ---------                OCTOBER
                              RETAIL      RETAIL       RETAIL         B           RETAIL      RETAIL                    31,
                             A SHARES    B SHARES     A SHARES    SHARES(3)       SHARES      SHARES      1993(3)    1992(1,2)
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
Net Asset Value, Beginning
 of Period.................  $   19.96   $  19.91    $    16.28   $  17.27       $   12.35   $   12.41   $    8.79   $  10.00
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
Income from Investment
 Operations:
  Net investment
   income(4,5).............      (0.18)     (0.21)        (0.14)     (0.19)(6)       (0.09)      (0.01)      (0.04)     (0.03)
  Net realized and
   unrealized gain (loss)
   on investments..........       3.54       3.41          3.99       2.83            4.21          --        3.66      (1.18)
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
      Total from Investment
       Operations:.........       3.36       3.20          3.85       2.64            4.12       (0.01)       3.62      (1.21)
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
Less Dividends:
  Dividends from net
   investment income.......         --         --            --         --              --          --          --         --
  Dividends from net
   realized capital
   gains...................      (2.38)     (2.38)        (0.17)        --           (0.19)      (0.05)         --         --
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
      Total Dividends:.....      (2.38)     (2.38)        (0.17)        --           (0.19)      (0.05)         --         --
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
Net increase (decrease) in
 net asset value...........       0.98       0.82          3.68       2.64            3.93       (0.06)       3.62      (1.21)
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
Net Asset Value, End of
 Period....................  $   20.94   $  20.73    $    19.96   $  19.91       $   16.28   $   12.35   $   12.41   $   8.79
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
                             ---------   ---------   ----------   ---------      ---------   ---------   ---------   ---------
      Total Return(9)......      19.08%     18.23%        23.97%     15.34%(7)       34.01%      (0.06)%     41.18%    (12.10)%(7)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's).................  $ 135,593   $ 14,731    $  111,101   $  3,659       $  45,668   $  30,845   $  55,683   $ 29,072
Ratios to average net
 assets:
  Net investment income
   including
   reimbursement/waiver....      (1.02)%    (1.76)%       (1.03)%    (1.50)%(8)      (0.85)%     (0.40)%     (0.66)%    (0.63)%(8)
  Operating expenses
   including
   reimbursement/waiver....       1.46%      2.20%         1.57%      2.04%(8)        1.60%       1.31%       1.18%      1.06%(8)
  Operating expenses
   excluding
   reimbursement/waiver....       1.48%      2.44%         1.57%      2.44%(8)        1.64%       1.34%       1.22%      1.33%(8)
Portfolio Turnover Rate....         69%        69%           82%        82%             54%         35%         57%        87%(7)
Average Commission Rate
 Paid(10)..................  $  0.0576   $ 0.0576    $   0.0531   $ 0.0531             N/A         N/A         N/A        N/A

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 and for the period ended October 31, 1992 was $(0.18), $(0.14), $(0.09), $(0.01), $(0.04) and
     $(0.05), respectively.
(5) Net investment income (loss) per share before reimbursement/ waiver of fees by Fleet and/or the Fund's administrator for Retail B Shares for the year ended October 31, 1997 and for the period ended October 31, 1996 was $(0.24) and $(0.24), respectively.
(6) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(7)  Not annualized.
(8)  Annualized.
(9) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(10) Required for fiscal years beginning on or after September 1, 1995.

                            ASSET ALLOCATION FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT THE PERIOD)

                                                                   YEAR ENDED OCTOBER 31,
                                --------------------------------------------------------------------------------------------
                                         1997                       1996                 1995          1994
                                -----------------------   -------------------------   -----------   -----------
                                  RETAIL       RETAIL       RETAIL        RETAIL        RETAIL        RETAIL
                                 A SHARES     B SHARES     A SHARES     B SHARES(3)     SHARES        SHARES       1993(2)
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
Net Asset Value, Beginning of
 Period.......................  $   14.52    $   14.51      $  12.82      $ 13.59       $   10.67     $   11.15     $  10.16
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
Income from Investment
 Operations:
  Net investment
   income(4,5)................       0.40         0.29          0.30         0.13            0.30          0.27         0.25
  Net realized and unrealized
   gain (loss) on
   investments................       2.43         2.42          1.83         0.91            2.16         (0.49)        0.99
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
      Total from Investment
       Operations:............       2.83         2.71          2.13         1.04            2.46         (0.22)        1.24
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
Less Dividends:
  Dividends from net
   investment income..........      (0.38)       (0.28)        (0.30)       (0.12)          (0.31)        (0.26)       (0.25)
  Dividends from net realized
   capital gains..............      (0.51)       (0.51)        (0.13)          --              --            --           --
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
      Total Dividends.........      (0.89)       (0.79)        (0.43)       (0.12)          (0.31)        (0.26)       (0.25)
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
Net increase (decrease) in net
 asset value..................       1.94         1.92          1.70         0.92            2.15         (0.48)        0.99
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
Net Asset Value, End of
 Period.......................  $   16.46    $   16.43      $  14.52      $ 14.51       $   12.82     $   10.67     $  11.15
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
                                ----------   ----------   -----------   -----------   -----------   -----------   ----------
Total Return(8)...............      20.23%       19.34%        16.92%        7.71%(6)       23.42%        (2.02)%      12.37%
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $ 177,239    $  30,688      $116,852      $ 3,557       $  76,368     $  73,574     $ 92,348
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......       2.66%        1.95%         2.29%        1.73%(7)        2.52%         2.66%        2.59%
  Operating expenses including
   reimbursement/waiver.......       1.37%        2.10%         1.42%        1.95%(7)        1.48%         1.21%        1.14%
  Operating expenses excluding
   reimbursement/waiver.......       1.37%        2.19%         1.42%        2.15%(7)        1.50%         1.22%        1.25%
Portfolio Turnover Rate.......         58%          58%           48%          48%             41%           23%           7%
Average Commission Rate
 Paid(9)......................  $  0.0609    $  0.0609      $ 0.0635      $0.0635             N/A           N/A          N/A


                                  PERIOD
                                   ENDED
                                OCTOBER 31,
                                 1992(1,2)
                                -----------
Net Asset Value, Beginning of
 Period.......................    $ 10.00
                                -----------
Income from Investment
 Operations:
  Net investment
   income(4,5)................       0.15
  Net realized and unrealized
   gain (loss) on
   investments................       0.13
                                -----------
      Total from Investment
       Operations:............       0.28
                                -----------
Less Dividends:
  Dividends from net
   investment income..........      (0.12)
  Dividends from net realized
   capital gains..............         --
                                -----------
      Total Dividends.........      (0.12)
                                -----------
Net increase (decrease) in net
 asset value..................       0.16
                                -----------
Net Asset Value, End of
 Period.......................    $ 10.16
                                -----------
                                -----------
Total Return(8)...............       2.85%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................    $11,555
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......       2.80%(7)
  Operating expenses including
   reimbursement/waiver.......       1.11%(7)
  Operating expenses excluding
   reimbursement/waiver.......       2.39%(7)
Portfolio Turnover Rate.......          2%(6)
Average Commission Rate
 Paid(9)......................        N/A

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 and for the period ended October 31, 1992 was $0.40, $0.30, $0.30, $0.27, $0.24 and $0.08,
     respectively.
(5) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail B Shares for the year ended October 31, 1997 and for the period ended October 31, 1996 was $0.28 and $0.12, respectively.
(6)  Not Annualized.
(7)  Annualized.
(8) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(9)  Required for fiscal years beginning on or after September 1, 1995.

    The Small Cap Value Fund and Growth and Income Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Small Cap Value Fund" and the "Predecessor Growth and Income Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold two series of shares of beneficial interest that were similar to the Funds' Retail A Shares and Trust Shares, respectively.

    The financial highlights presented below set forth certain information concerning (i) the investment results of the Small Cap Value Fund's Retail A Shares and the Growth and Income Fund's Retail A Shares and Retail B Shares for the fiscal years ended October 31, 1997 and October 31, 1996 and (ii) the investment results of the Predecessor Small Cap Value and Predecessor Growth and Income Funds' Investment Shares (the series that is similar to the Retail A Shares of the Small Cap Value and Growth and Income Funds) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information about the Small Cap Value and Growth and Income Funds for the fiscal year ended October 31, 1997 and October 31, 1996 has been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 (the "Annual Report"). The information about the Predecessor Small Cap Value and Predecessor Growth and Income Funds for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993 was audited by other auditors. The financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information relating to these Funds. More information about the performance of the Funds is contained in the Annual Report which may be obtained without charge by contacting Galaxy at its telephone number or address provided above.

                            SMALL CAP VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 YEAR ENDED OCTOBER 31,
                                ---------------------------------------------------------
                                    1997           1996(2)
                                -------------   -------------                                PERIOD ENDED
                                   RETAIL          RETAIL                                    OCTOBER 31,
                                  A SHARES        A SHARES         1995          1994          1993(1)
                                -------------   -------------   -----------   -----------   --------------
Net Asset Value, Beginning of
 Period.......................     $ 14.75         $ 12.68         $  11.06      $  11.21      $ 10.52
                                -------------   -------------   -----------   -----------      -------
Income from Investment
 Operations:
  Net investment
   income(3,4)................       (0.04)(9)        0.01            (0.02)        (0.01)       (0.01)
  Net realized gain (loss) on
   investments................        5.72            2.95             2.21          0.18         0.70
                                -------------   -------------   -----------   -----------      -------
      Total from Investment
       Operations:............        5.68            2.96             2.19          0.17         0.69
                                -------------   -------------   -----------   -----------      -------
Less Dividends:
  Dividends from net
   investment income..........          --           (0.02)              --            --           --
  Dividends in excess of net
   investment income..........          --              --               --            --           --
  Dividends from net realized
   gains......................       (2.14)          (0.87)           (0.57)        (0.32)          --
                                -------------   -------------   -----------   -----------      -------
      Total Dividends:........       (2.14)          (0.89)           (0.57)        (0.32)          --
                                -------------   -------------   -----------   -----------      -------
Net increase (decrease) in net
 asset value..................        3.54            2.07             1.62         (0.15)        0.69
                                -------------   -------------   -----------   -----------      -------
Net Asset Value, End of
 Period.......................     $ 18.29         $ 14.75         $  12.68      $  11.06      $ 11.21
                                -------------   -------------   -----------   -----------      -------
                                -------------   -------------   -----------   -----------      -------
Total Return(5)...............       43.58%          24.77%           21.27%         1.64%        6.56%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................     $63,658         $34,402         $ 27,546      $ 19,764      $15,014
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......       (0.25)%          0.08%           (0.19)%       (0.10)%      (0.19)%(7)
  Operating Expenses including
   reimbursement/waiver.......        1.30%           1.40%            1.35%         1.31%        1.33%(7)
  Operating Expenses excluding
   reimbursement/waiver.......        1.52%           1.55%            1.85%         1.84%        1.87%(7)
Portfolio Turnover Rate.......          52%             39%              32%           29%          29%(6)
Average Commission Rate
 Paid(8)......................     $0.0577         $0.0559              N/A           N/A          N/A

--------------------------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1997 and 1996 was $(0.02) and $0.01, respectively. Net investment income (loss) per share for Retail A Shares before reimbursement/waiver of fees by other parties for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $(0.08), $(0.06) and $(0.05), respectively (unaudited).
(4) Net investment income per share does not reflect the tax reclassifications arising in the current period.
(5) Calculation does not include the effect of any sales charge for Retail A Shares.
(6)  Not Annualized.
(7)  Annualized.
(8)  Required for fiscal years beginning on or after September 1, 1995.
(9) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                           GROWTH AND INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                YEAR ENDED OCTOBER 31,
                         ---------------------------------------------------------------------
                                                          1996                                    PERIOD
                                1997              --------------------                            ENDED
                         -------------------       RETAIL      RETAIL                            OCTOBER
                          RETAIL     RETAIL           A          B                                 31,
                         A SHARES   B SHARES      SHARES(2)   SHARES(3)      1995       1994     1993(1)
                         --------   --------      ---------   --------     --------   --------   --------
Net Asset Value,
 Beginning of Period...  $ 13.78    $ 13.77       $  12.35    $ 12.97      $  11.15   $  10.69   $ 10.23
                         --------   --------      ---------   --------     --------   --------   --------
Income from Investment
 Operations:
  Net investment
   income(4,5).........     0.18       0.10           0.21       0.07          0.24       0.22      0.15
  Net realized gain
   (loss) on
   investments.........     3.67       3.65           2.16       0.81          1.70       0.72      0.48
                         --------   --------      ---------   --------     --------   --------   --------
      Total from
       Investment
       Operations:.....     3.85       3.75           2.37       0.88          1.94       0.94      0.63
                         --------   --------      ---------   --------     --------   --------   --------
Less Dividends:
  Dividends from net
   investment income...    (0.20)     (0.10)         (0.21)     (0.08)        (0.25)     (0.20)    (0.17)
  Dividends from net
   realized gains......    (1.19)     (0.19)         (0.73)        --         (0.49)     (0.28)       --
                         --------   --------      ---------   --------     --------   --------   --------
      Total
       Dividends.......    (1.39)     (1.29)         (0.94)     (0.08)        (0.74)     (0.48)    (0.17)
                         --------   --------      ---------   --------     --------   --------   --------
Net increase (decrease)
 in net asset value....     2.46       2.46           1.43       0.80          1.20       0.46      0.46
                         --------   --------      ---------   --------     --------   --------   --------
Net Asset Value, End of
 Period................  $ 16.24    $ 16.23       $  13.78    $ 13.77      $  12.35   $  11.15   $ 10.69
                         --------   --------      ---------   --------     --------   --------   --------
                         --------   --------      ---------   --------     --------   --------   --------
Total Return(6)........    30.10%     29.11%         20.25%      6.83%(7)     18.52%      9.12%     6.20%(7)
Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000s).......  $141,884   $35,178       $ 77,776    $ 4,562      $ 51,078   $ 22,244   $16,280
Ratios to average net
 assets:
  Net investment income
   including
reimbursement/waiver...     1.18%      0.31%          1.65%      0.79%(8)      2.10%      2.06%     1.77%(8)
  Operating Expenses
   including
   reimbursement/
   waiver..............     1.27%      2.05%          1.34%      1.96%(8)      1.32%      1.29%     1.25%(8)
  Operating Expenses
   excluding
   reimbursement/
   waiver..............     1.45%      2.28%          1.45%      2.11%(8)      1.77%      1.74%     1.78%(8)
Portfolio Turnover
 Rate..................       93%        93%            59%        59%           51%        73%       38%(7)
Average Commission Rate
 Paid(9)...............  $0.0618    $0.0618       $ 0.0654    $0.0654           N/A        N/A       N/A

--------------------------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for (i) Retail A Shares the years ended October 31, 1997 and 1996 was $0.18 and $0.19, respectively, (ii) Retail B Shares for the year ended October 31, 1997 and for the period ended October 31, 1996 was $0.08 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by other parties for Retail A Shares for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $0.22, $0.18 and $0.18, respectively (unaudited).
(5) Net investment income per share does not reflect the tax reclassification arising in the current period.
(6) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(7)  Not Annualized.
(8)  Annualized.
(9)  Required for fiscal years beginning on or after September 1, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

    Fleet, and, with respect to the International Equity Fund, Fleet and Oechsle, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

                               EQUITY VALUE FUND

    The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that Fleet believes to be undervalued, as measured by various financial tests, including one or more of the following: cash flow, return on equity, return on assets, fixed charge coverage and ratios of market capitalization to revenues. In addition, Fleet considers the current value of an issuer's fixed assets (including real estate), cash items, net working capital, indebtedness and historical book value. Stocks which appear to be undervalued are also reviewed to determine whether unacceptable risks account for their valuation. The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

    Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market.

    The Fund may hold other types of securities in such proportions as, in the opinion of Fleet, existing market and economic conditions may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of Fleet, suitable stock or convertible debt securities are unavailable.

    The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

                               EQUITY GROWTH FUND

    The Equity Growth Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analysis of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations--Convertible Securities" below.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See

"Other Investment Policies and Risk Considerations-- Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

                               EQUITY INCOME FUND

    The Equity Income Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock that offer income potential. Factors generally considered in selecting portfolio securities include current income and prospects for dividend growth and capital appreciation. However, the Fund's portfolio can be expected to include securities that offer only growth potential or only income potential, as well as securities that combine both these elements.

    The Equity Income Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations-- Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

                           INTERNATIONAL EQUITY FUND

    The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, current income will not be its primary consideration. The Fund emphasizes established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

    The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors. Under normal market and economic conditions, no more than 20% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or emerging securities markets.

    The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

    Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations--Investment Company Securities."

    During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. The short-term debt instruments in which the Fund may invest may be denominated in foreign currencies or U.S. dollars, and include foreign and domestic: (i) short-term debt securities, including short-term obligations of national governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) commercial paper, including master notes; (iii) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances, and Euro-currency instruments and securities; and (iv) repurchase agreements.

    Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or Global Depository Receipts ("GDRs") as described under "Other Investment Policies and Risk Considerations." Furthermore, the Fund may purchase and sell securities on a when-issued basis. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of U.S. issuers. See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

                           SMALL COMPANY EQUITY FUND

    The Small Company Equity Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with market value capitalizations of $750 million or less ("Small Capitalization Securities") which Fleet believes represent the potential for significant capital appreciation.

    Small Capitalization Securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with market value capitalizations of $750 million or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations.

    The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, Small Capitalization Securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

                             ASSET ALLOCATION FUND

    The investment objective of the Asset Allocation Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Fleet interprets the objective to refer to the Dow Jones Industrial Average (of 30 companies listed on the New York Stock Exchange) and the S&P 500. Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages. The Fund attempts to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of Fleet's interpretation of economic and market conditions. However, at least 25% of the Fund's total assets will at all times be invested in fixed-income senior securities, including debt securities and preferred stocks. In selecting common stock for purchase by the Fund, Fleet will analyze the potential for changes in earnings and dividends for a foreseeable period.

    The Fund may also invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing ADRs and EDRs. Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Other Investment Policies and Risk Considerations" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

                              SMALL CAP VALUE FUND

    The Small Cap Value Fund's investment objective is to provide long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 65% of its assets in equity securities of companies that have a market value capitalization of up to $1 billion. Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the prices of large company stocks rise or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

    The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations-- Derivative Securities" below.

    The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Small Cap Value Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

                             GROWTH AND INCOME FUND

    The Growth and Income Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market conditions, the Fund will invest at least 65% of its assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock.

    The Fund invests primarily in growth-oriented equity securities. Growth-oriented stocks may include issuers with smaller capitalizations. See "Small Company Equity Fund" and "Small Cap Value Fund" above for a description of the risks associated with investments in small capitalization stocks. Investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock indices such as the S&P 500.

    The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts," "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations-- Derivative Securities" below.

    The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations--Foreign Securities" and Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

                             STRATEGIC EQUITY FUND

    The investment objective of the Strategic Equity Fund is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of growth companies that Fleet believes are reasonably priced relative to other industries, competitors and historical price/earnings multiples. In selecting investments for the Fund, Fleet uses a fundamental analysis which focuses on intermediate and long-term return forecasts for a broad universe of between 300 and 400 large and mid-capitalization stocks. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and GDRs. See Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and in U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

                          SPECIAL RISK CONSIDERATIONS

                                  MARKET RISK

    Each Fund invests primarily (or with respect to the Asset Allocation Fund, to a significant degree) in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Funds are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

                               INTEREST RATE RISK

    To the extent that the Funds invest in fixed income securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate changes.

                               FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although each of the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

                                    RATINGS

    All debt obligations, including convertible bonds, purchased by the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation and Strategic Equity Funds are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

    The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet or Oechsle to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality. The Small Cap Value and Growth and Income Funds may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch IBCA, Inc. ("Fitch IBCA"), at the time of investment. See "Other Investment Policies and Risk Considerations-- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB". Short-term money market instruments purchased by the Small Cap Value and Growth and Income Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch IBCA.

            U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Funds may, in accordance with their respective investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Small Cap Value and Growth and Income Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% (15% with respect to the Small Cap Value Fund, Growth and Income Fund and Strategic Equity Fund) of a Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations--Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet and/or Oechsle believe that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below.

                  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet and/or Oechsle under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or Oechsle or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit (15% with respect to the Strategic Equity Fund) described below in Investment Limitation No. 3 under "Investment Limitations" with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, and to the 15% limit described below in Investment Limitation No. 7 under "Investment Limitations" with respect to the Small Cap Value and Growth and Income Funds.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Small Cap Value and Growth and Income Funds' policies with respect to reverse repurchase agreements is contained in the applicable Statement of Additional Information.

                               SECURITIES LENDING

    Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term (except in the case of the Small Cap Value and Growth and Income Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet and/or Oechsle to be of good standing and only when, in Fleet's and/or Oechsle's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

                         INVESTMENT COMPANY SECURITIES

    The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Small Cap Value, Growth and Income and Strategic Equity Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Small Cap Value, Growth and Income and Strategic Equity Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Small Cap Value, Growth and Income and Strategic Equity Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet or Oechsle.

                                     REITS

    Each Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. See "Taxes."

                         OPTIONS AND FUTURES CONTRACTS

    PUT AND CALL OPTIONS--EQUITY GROWTH, EQUITY INCOME, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS. The Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of options purchased by the Equity Growth, Equity Income, Small Company Equity and Asset Allocation Fund may not exceed 5% of the value of their respective net assets.

    COVERED CALL OPTIONS--EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

    OPTIONS ON FOREIGN STOCK INDEXES--INTERNATIONAL EQUITY FUND. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

    Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. For additional information relating to option trading practices and related risks, see "Derivative Securities" below and the Statement of Additional Information relating to the Fund.

    OPTIONS AND FUTURES CONTRACTS--SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS. The Small Cap Value, Growth and Income and Strategic Equity Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes-- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

    Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the applicable Statement of Additional Information for additional information as to the Funds' policies on options and futures trading.

    The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

    STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS--SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS. The Small Cap Value, Growth and Income and Strategic Equity Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund.

    There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

               AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    Each Fund may invest in ADRs and EDRs. The International Equity, Small Cap Value, Growth and Income and Strategic Equity Funds may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

                     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the applicable Statement of Additional Information for additional information regarding foreign currency exchange transactions.

                 ASSET-BACKED SECURITIES--ASSET ALLOCATION FUND

    The Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the applicable Statement of Additional Information.

               MORTGAGE-BACKED SECURITIES--ASSET ALLOCATION FUND

    The Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

                  MORTGAGE DOLLAR ROLLS--ASSET ALLOCATION FUND

    The Asset Allocation Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

                             CONVERTIBLE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's and/or Oechsle's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

    The Small Cap Value and Growth and Income Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in the Appendix to the Statement of Additional Information relating to the Small Cap Value and Growth and Income Funds.

                             DERIVATIVE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet and/or Oechsle will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's and/or Oechsle's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the applicable Statement of Additional Information for additional information.

               WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS--
                 INTERNATIONAL EQUITY, SMALL CAP VALUE, GROWTH
                     AND INCOME AND STRATEGIC EQUITY FUNDS

    The International Equity, Small Cap Value, Growth and Income and Strategic Equity Funds may purchase eligible securities on a "when-issued" basis. The Small Cap Value, Growth and Income and Strategic Equity Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

    A Fund may dispose of a commitment prior to settlement if Fleet or Oechsle, as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if Fleet and/or Oechsle believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal." Although the Strategic Equity Fund can not accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% for the Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

    The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the applicable Statements of Additional Information under "Investment Objectives and Policies."

    The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds may not:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% (15% with respect to the Strategic Equity Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity Fund), non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    The Small Cap Value and Growth and Income Funds may not:

        5. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

        6. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

    The following investment policy may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

        7. The Small Cap Value and Growth and Income Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

    In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

    With respect to Investment Limitation No. 2 above, (a) the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

    The Small Cap Value and Growth and Income Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each such Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Small Cap Value, Growth and Income and Strategic Equity Funds) on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if Fleet and/or Oechsle has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of a Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

                 VALUATION OF THE EQUITY VALUE, EQUITY GROWTH,
                      EQUITY INCOME, SMALL COMPANY EQUITY,
              ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME
                           AND STRATEGIC EQUITY FUNDS

    The assets in the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices.

Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.

                   VALUATION OF THE INTERNATIONAL EQUITY FUND

    The International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                             HOW TO PURCHASE SHARES
                                  DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/ dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581.

                                    GENERAL

    Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

    Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

    FD Distributors has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. The Retail Shares described in this Prospectus may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which FD Distributors and Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

                 PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to its Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

                     PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581

    ALL PURCHASE ORDERS PLACED BY MAIL MUST BE ACCOMPANIED BY A PURCHASE APPLICATION. APPLICATIONS MAY BE OBTAINED BY CALLING FD DISTRIBUTORS AT 1-800-628-0414.

    Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be canceled.

    PURCHASES BY WIRE. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone FD Distributors at 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     Fleet Bank of Massachusetts, N.A.
     75 State Street
     Boston, MA 02109
     ABA #0110-0013-8
     DDA #79673-5702
     Ref: The Galaxy Fund
         [Shareholder Name]
         [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by FD Distributors. Direct Investors making subsequent investments by wire should follow the instructions above.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

                           OTHER PURCHASE INFORMATION

    INVESTMENT MINIMUMS. Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and share certificates will not be issued.
    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or agent.

                    APPLICABLE SALES CHARGE--RETAIL A SHARES

    The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge assessed is as follows:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
                                OFFERING PRICE      NET ASSET          OFFERING PRICE
AMOUNT OF TRANSACTION             PER SHARE      VALUE PER SHARE          PER SHARE
------------------------------  --------------   ---------------   -----------------------
Less than $50,000.............       3.75              3.90                  3.25
$50,000 but less than
 $100,000.....................       3.50              3.63                  3.00
$100,000 but less than
 $250,000.....................       3.00              3.09                  2.50
$250,000 but less than
 $500,000.....................       2.50              2.56                  2.00
$500,000 and over.............       0.00*             0.00*                 0.00

--------------------------

(*) There is no initial sales charge on purchases of $500,000 or more of Retail A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of such Retail A Shares on the redemption date for Shares redeemed within one year after purchase. The contingent deferred sales charge will not be assessed on redemptions within one year after purchase in connection with the death or disability of a shareholder. To receive this exemption, a Direct Investor or Customer must explain the status of his or her redemption at the time the Retail A Shares are redeemed.

    Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

    FD Distributors will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with FD Distributors. The reallowance to dealers may be changed from time to time.

    At various times FD Distributors may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, FD Distributors in its discretion may from time to time, pursuant to objective criteria established by FD Distributors, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by FD Distributors out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

    Fleet's indirect parent, Fleet National Bank, or another affiliate of Fleet, may at its expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of a Fund. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

    In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

    - reinvestment of dividends and distributions;

    - purchases by any retirement account, including but not limited to SIMPLE, IRA, SEP, Keogh and Roth accounts;

    - purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

    - purchases by directors, officers and employees of broker-dealers having agreements with FD Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

    - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

    - purchases made with redemption proceeds from another mutual fund complex on which a front-end or back-end sales charge has been paid, provided the purchase is made within 60 days after the redemption;

    - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

    - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates and members of their immediate families;

    - purchases by officers, directors, employees and retirees of First Data Corporation and any of its affiliates and members of their immediate families;

    - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

    - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

    - purchases by investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

    - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

    - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and

    - any purchase pursuant to the Reinstatement Privilege described below.

                               QUANTITY DISCOUNTS

    Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

    In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact FD Distributors or your Institution.

    RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

    LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

    Investor Services Group will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, Investor Services Group, as attorney-in-fact pursuant to the terms of the Letter of Intent and at FD Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

    QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

    REINSTATEMENT PRIVILEGE. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

    Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to Investor Services Group as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

    Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

                    APPLICABLE SALES CHARGE--RETAIL B SHARES

    The public offering price for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from FD Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge--Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

    The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                    (AS A PERCENTAGE OF
                                                       DOLLAR AMOUNT
                 NUMBER OF YEARS                       SUBJECT TO THE
              ELAPSED SINCE PURCHASE                      CHARGE)
            --------------------------              --------------------
Less than one.....................................         5.00%
More than one but less than two...................         4.00%
More than two but less than three.................         3.00%
More than three but less than four................         3.00%
More than four but less than five.................         2.00%
More than five but less than six..................         1.00%
After six.........................................          None

    When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (I.E., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

    The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to FD Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

    EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (vi) or (viii) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) exchanges described under "Investor Programs--Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, (the "Code"); (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403 (b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" below.

             CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

    The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/ distribution arrangements for both Retail A Shares and Retail B Shares are the same.

    Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges--Retail A Shares" and "Quantity Discounts"). Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .30% of the Fund's average daily net assets attributable to its Retail A Shares.

    Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges-- Retail B Shares.") Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .95% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

    Six years after purchase, Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds will convert automatically to Retail A Shares of the Funds. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow FD Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

    Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge--Retail B Shares") are also converted at the earlier of two dates--six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

             FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR

                                RETAIL B SHARES

    Before purchasing Retail A Shares or Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the particular Funds, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

    Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

    As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                              HOW TO REDEEM SHARES

                                    GENERAL

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Proceeds from the redemptions of Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

                REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

    Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.

    Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

                    REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Retail Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581

    A written redemption request must (i) state the name of the Fund and the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees.)

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Retail Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    NO REDEMPTION BY A DIRECT INVESTOR IN ANY FUND WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

                          OTHER REDEMPTION INFORMATION

    Except as provided under "Investor Programs" below, Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds for Retail B Shares of the Money Market, Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds offered by Galaxy, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

    No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

    The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call Investor Services Group at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Redeem Shares--Redemption Procedures--Direct Investors--Redemptions by Wire" above for a description of Galaxy's policy regarding telephone transactions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission ("SEC").

    Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

                                RETIREMENT PLANS

    Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

    INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

    SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    MULTI-EMPLOYEE PENSION PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

    Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase Shares-- Other Purchase Information." Detailed information concerning eligibility and other matters related to these plans and the form of application is available from FD Distributors
(call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of a Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Investor Services Group, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

                           PAYROLL DEDUCTION PROGRAM

    The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Redeem Shares--Other Redemption Information" above for further information.

    Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

                             DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES

             GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described above under "How to Redeem Shares" and "Investor Programs". To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

    For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds are declared and paid quarterly. Dividends from net investment income of the International Equity Fund are declared and paid annually. Dividends on each share of a Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of a Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

                                    FEDERAL

    The Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund and Growth and Income Fund Fund each qualified during its last taxable year and intends to continue to qualify, and the Strategic Equity Fund intends to qualify, as a "regulated investment company" under the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Retail Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

    Distribution by a Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of a Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to a Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of a Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital to the shareholder, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and shareholders would be entitled either (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information relating to the Fund, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income, should they so choose. Shareholders of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds should not expect to claim a foreign tax credit or deduction.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

                                STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The applicable Statements of Additional Information contain the names of and general background information concerning the Trustees.

                       INVESTMENT ADVISER AND SUB-ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records (except with respect to such functions that have been delegated to Oechsle, the International Equity Fund's sub-adviser, as described below).

    For the services provided and expenses assumed with respect to the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of
 .75% of the average daily net assets of each Fund. For the services provided and expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus .95% of the next $50 million of such assets, plus .85% of net assets in excess of $100 million.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .75%, .75%,
 .75%, .68%, .75%, .75%, .75% and .75% of the average daily net assets of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds, respectively. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed each of the Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time. The Strategic Equity Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

    The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited partnership with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. Oechsle currently manages approximately $10.2 billion in assets.

    Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments.

    For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of .40% of the first $50 million of the International Equity Fund's average daily net assets, plus .35% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 1997, Oechsle received sub-advisory fees from Fleet at the effective annual rate of
 .36% of the Fund's average daily net assets.

    The Equity Value Fund's portfolio manager, G. Jay Evans, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been with Fleet and its predecessors since 1978, is a senior Vice President, and has been the Fund's portfolio manager since the spring of 1993.

    The Equity Growth Fund's portfolio manager, Robert G. Armknecht, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht, an Executive Vice President, has been with Fleet and its predecessors since 1989 and has been the Fund's portfolio manager since its inception.

    The Equity Income Fund's portfolio manager, J. Edward Klisiewicz, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz, a Senior Vice President, has been with Fleet and its predecessors since 1970 and has been the Fund's portfolio manager since its inception.

    The International Equity Fund's portfolio managers, David von Hemert of Fleet, and S. Dewey Keesler, Jr. and Kathleen Harris of Oechsle, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. von Hemert, a Senior Vice President, has been with Fleet and its predecessors since 1980 and has been managing the Fund since August 1994. Mr. Keesler, General Partner and Portfolio Manager, has been with Oechsle since its founding in 1986. Ms. Harris has been a Portfolio Manager at Oechsle since January 1995. Prior thereto, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board and a Fund Manager and Equity Analyst for Northern Trust Company. Mr. Keesler and Ms. Harris have been managing the Fund since August 1996.

    The Small Company Equity Fund's portfolio manager, Stephen D. Barbaro, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro, a Vice President and Senior Portfolio Manager, has been with Fleet and its predecessors since 1976 and has been the Fund's portfolio manager since its inception.

    The Asset Allocation Fund's co-portfolio managers, Donald Jones and David Lindsay, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones determines the allocation of the Fund's assets between equity and fixed income investments and manages the equity portion of the Fund's investment portfolio. Mr. Lindsay manages the fixed income portion of the Fund's investment portfolio. Mr. Jones, who currently serves as a Vice President, has been with Fleet and its predecessors as a portfolio manager since 1988 and has been the Fund's portfolio manager since May 1, 1995. Mr. Lindsay, a Senior Vice President, has been with Fleet and its predecessors since 1986. He has managed the fixed income portion of the Fund's portfolio since January 1997.

    The Small Cap Value Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Small Cap Value Fund since its inception in 1992. Prior to joining Fleet in 1995, he was associated with Shawmut Bank since 1963 as an investment officer and was a Vice President in charge of its Small Cap Equity Management product since 1982.

    The Growth and Income Fund's portfolio manager, Brendan Henebry, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Henebry served as portfolio manager for the Predecessor Growth and Income Fund since its inception in 1992. Prior to joining Fleet in 1995, he was associated with Shawmut Bank and its predecessor since 1965 and was a Vice President since 1978. While at Shawmut Bank he served as manager of its Growth and Income Equity Management Group.

    The Strategic Equity Fund's portfolio manager, Peter B. Hathaway, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hathaway, a Vice President, has been associated with Fleet since 1995. Prior to joining Fleet, he was with Shawmut Investment Advisors and its predecessors as an institutional fund manager. He has over 30 years of investment experience.

    Fleet and Oechsle are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Retail Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per share or result in financial loss to any shareholder.

                                 ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds paid Investor Services Group administration fees at the effective annual rate of .082% of each Fund's average daily net assets. The Strategic Equity Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows:
Class C shares (Trust Shares), Class C--Special Series 1 shares (Retail A Shares) and Class C--Special Series 2 shares (Retail B Shares), each series representing interests in the Equity Value Fund; Class G--Series 1 shares (Trust Shares) and Class G-- Series 2 shares (Retail A Shares), both series representing interests in the International Equity Fund; Class H--Series 1 shares (Trust Shares), Class H--Series 2 shares (Retail A Shares) and Class H--Series 3 shares (Retail B Shares), each series representing interests in the Equity Growth Fund; Class I--Series 1 shares (Trust Shares) and Class I--Series 2 shares (Retail A Shares), both series representing interests in the Equity Income Fund; Class K--Series 1 shares (Trust Shares), Class K--Series 2 shares (Retail A Shares) and Class K--Series 3 shares (Retail B Shares), each series representing interests in the Small Company Equity Fund; Class N--Series 1 shares (Trust Shares), Class N--Series 2 shares (Retail A Shares) and Class N--Series 3 shares (Retail B Shares), each series representing interests in the Asset Allocation Fund; Class U--Series 1 shares (Trust Shares), Class U--Series 2 shares (Retail A Shares) and Class U--Series 3 shares (Retail B Shares), each series representing interest in the Growth and Income Fund; Class X-- Series 1 shares (Trust Shares) and Class X--Series 2 shares (Retail A Shares), each series representing interests in the Small Cap Value Fund; and Class AA--Series 1 shares (Trust Shares), Class AA--Series 2 shares (Retail A Shares) and Class AA--Series 3 shares (Retail B Shares), each series representing interest in the Strategic Equity Fund. Each Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Trust Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Holders of Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds bear the fees that are paid under Galaxy's Distribution and Services Plan described below. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of Retail A Shares owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the applicable Statements of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                         DISTRIBUTION AND SERVICES PLAN

    Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds. Under the Distribution and Services Plan, Galaxy may pay (a) FD Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

    Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of .65% of the average daily net assets attributable to each such Fund's outstanding Retail B Shares, and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and .25%, respectively, of the average daily net assets attributable to each such Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of

Retail B Shares owned of record or beneficially by Customers of Institutions.

                      AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the applicable Statements of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Funds.

    The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the maximum public offering price per share on the last day of the period, and annualizing the result on a semi-annual basis. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income and Strategic Equity Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

    The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

    The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Retail Shares of a Fund will not be included in performance calculations.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENTS OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS................................................................   1
EXPENSE SUMMARY...........................................................   3
FINANCIAL HIGHLIGHTS......................................................   6
INVESTMENT OBJECTIVES AND POLICIES........................................   16
  Equity Value Fund.......................................................   16
  Equity Growth Fund......................................................   16
  Equity Income Fund......................................................   17
  International Equity Fund...............................................   17
  Small Company Equity Fund...............................................   18
  Asset Allocation Fund...................................................   18
  Small Cap Value Fund....................................................   19
  Growth and Income Fund..................................................   20
  Strategic Equity Fund...................................................   20
  Special Risk Considerations.............................................   21
  Other Investment Policies and Risk Considerations.......................   21
INVESTMENT OBJECTIVES AND POLICIES........................................   29
PRICING OF SHARES.........................................................   30
HOW TO PURCHASE SHARES....................................................   31
  Distributor.............................................................   31
  General.................................................................   31
  Purchase Procedures--Customers of Institutions..........................   31
  Purchase Procedures--Direct Investors...................................   32
  Other Purchase Information..............................................   32
  Applicable Sales Charge--Retail A Shares................................   33
  Quantity Discounts......................................................   34
  Applicable Sales Charge--Retail B Shares................................   35
  Characteristics of Retail A Shares and Retail B Shares..................   36
  Factors to Consider When Selecting Retail A Shares or Retail B Shares...   36
HOW TO REDEEM SHARES......................................................   37
  General.................................................................   37

                                                                            PAGE
                                                                            ----
  Redemption Procedures--Customers of Institutions........................   37
  Redemption Procedures--Direct Investors.................................   38
  Other Redemption Information............................................   39
INVESTOR PROGRAMS.........................................................   39
  Exchange Privilege......................................................   39
  Retirement Plans........................................................   40
  Automatic Investment Program and Systematic Withdrawal Plan.............   40
  Payroll Deduction Program...............................................   40
  College Investment Program..............................................   41
  Direct Deposit Program..................................................   41
INFORMATION SERVICES......................................................   41
  Galaxy Information Center--24 Hour Information Service..................   41
  Voice Response System...................................................   41
  Galaxy Shareholder Services.............................................   41
DIVIDENDS AND DISTRIBUTIONS...............................................   41
TAXES.....................................................................   42
  Federal.................................................................   42
  State and Local.........................................................   43
MANAGEMENT OF THE FUNDS...................................................   43
  Investment Adviser and Sub-Adviser......................................   43
  Authority to Act as Investment Adviser..................................   44
  Administrator...........................................................   45
DESCRIPTION OF GALAXY AND ITS SHARES......................................   45
  Shareholder Services Plan...............................................   46
  Distribution and Services Plan..........................................   46
  Agreements for Sub-Account Services.....................................   47
CUSTODIAN AND TRANSFER AGENT..............................................   47
EXPENSES..................................................................   47
PERFORMANCE REPORTING.....................................................   47
MISCELLANEOUS.............................................................   48

                                     [LOGO]

                               50% Recycled Paper
                            10% Post-Consumer Waste

                                                                   RETAIL SHARES

                                THE GALAXY FUND

                               MIDCAP EQUITY FUND

                                   PROSPECTUS

                               FEBRUARY 28, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
HIGHLIGHTS............................................................        2
EXPENSE SUMMARY.......................................................        4
INVESTMENT OBJECTIVE AND POLICIES.....................................        6
  Special Risk Considerations.........................................        6
  Other Investment Policies and Risk Considerations...................        7
INVESTMENT LIMITATIONS................................................       14
PRICING OF SHARES.....................................................       16
HOW TO PURCHASE SHARES................................................       16
  Distributor.........................................................       16
  General.............................................................       16
  Purchase Procedures--Customers of Institutions......................       17
  Purchase Procedures--Direct Investors...............................       17
  Other Purchase Information..........................................       18
  Applicable Sales Charge--Retail A Shares............................       19
  Quantity Discounts..................................................       21
  Applicable Sales Charge--Retail B Shares............................       22
  Characteristics of Retail A Shares and Retail B Shares..............       24
  Factors to Consider When Selecting Retail A Shares or Retail B
   Shares.............................................................       25
HOW TO REDEEM SHARES..................................................       25
  General.............................................................       25
  Redemption Procedures--Customers of Institutions....................       26
  Redemption Procedures--Direct Investors.............................       26
  Other Redemption Information........................................       27

                                                                           PAGE
                                                                           ----
INVESTOR PROGRAMS.....................................................       28
  Exchange Privilege..................................................       28
  Retirement Plans....................................................       29
  Automatic Investment Program and Systematic Withdrawal Plan.........       29
  Payroll Deduction Program...........................................       30
  College Investment Program..........................................       30
  Direct Deposit Program..............................................       31
INFORMATION SERVICES..................................................       31
  Galaxy Information Center--24 Hour Information Service..............       31
  Voice Response System...............................................       31
  Galaxy Shareholder Services.........................................       31
DIVIDENDS AND DISTRIBUTIONS...........................................       32
TAXES.................................................................       32
  Federal.............................................................       32
  State and Local.....................................................       33
  Miscellaneous.......................................................
MANAGEMENT OF THE FUND................................................       33
  Investment Adviser..................................................       33
  Authority to Act as Investment Adviser..............................       34
  Administrator.......................................................       34
DESCRIPTION OF GALAXY AND ITS SHARES..................................       34
  Shareholder Services Plan...........................................       35
  Distribution and Services Plan......................................       36
  Agreements for Sub-Account Services.................................       37
CUSTODIAN AND TRANSFER AGENT..........................................       37
EXPENSES..............................................................       37
PERFORMANCE REPORTING.................................................       37
MISCELLANEOUS.........................................................       38

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                     For an application and information
Westboro, Massachusetts 01581-5108      regarding purchases, redemptions,
                                        exchanges and other shareholder services or for current performance call
                                        1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes the Retail A Shares and the Retail B Shares which represent interests in the MIDCAP EQUITY FUND (the "Fund") offered by Galaxy (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares").

    The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market value capitalizations of between $750 million and $3.5 billion that the Fund's investment adviser believes are undervalued and represent the potential for future earnings growth. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies with market value capitalizations of between $750 million and $3.5 billion.

    Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/ dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in the Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Retail A Shares, Retail B Shares and Trust Shares in the Fund represent equal pro rata interests in the Fund, except they bear different expenses that reflect the difference in the range of services provided to them. See "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

    The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                               FEBRUARY 28, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's MIDCAP EQUITY FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, U.S. TREASURY, TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL GOVERNMENT MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, GROWTH AND INCOME, SMALL CAP VALUE, STRATEGIC EQUITY, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND, CORPORATE BOND, TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUND?

    A: The Fund is managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1997 of approximately $85.5 billion. See "Management of the Fund-- Investment Adviser."

    Q: WHAT ADVANTAGES DOES THE FUND OFFER?

    A: The Fund offers investors the opportunity to invest in a professionally managed investment portfolio without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Fund also offers the economic advantages of block trading in portfolio securities and the availability of a family of twenty-seven mutual funds should your investment goals change.

    Q: HOW DOES ONE BUY AND REDEEM SHARES?

    A: The Fund is distributed by First Data Distributors, Inc. Retail Shares of the Fund are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased on behalf of customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Fund may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .30% of the average daily net asset value of such shares. Retail B Shares of the Fund may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain share redemptions made within six years of the purchase date at a maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed shares or (ii) the original purchase price of the redeemed shares. Retail B Shares are subject to shareholder servicing and distribution fees of up to .95% of the average daily net asset value of such shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase Shares" and "How to Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. The minimum initial investment in the College Investment Program described below is $100 ($50 minimum per transaction if investment is made through the Automatic Investment Program). Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares--Other Purchase Information" and "How to Redeem Shares--Other Redemption Information" below.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Fund are declared and paid quarterly. Net realized capital gains of the Fund are distributed at least annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional shares of the same series of shares with respect to which the dividend or distribution was declared without sales or CDSC charge. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUND'S INVESTMENT PRACTICES?

    A: The Fund invests primarily in equity securities of companies with market capitalizations of between $750 million and $3.5 billion, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest in foreign securities, directly or indirectly, through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Investments in foreign securities incur higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity, and political instability. See "Investment Objectives and Policies--Special Risk Considerations--Foreign Securities." The Fund may also invest in certain "derivative" securities, such as put and call options, stock index futures and options, indexed securities and swap agreements, and foreign currency exchange transactions. Derivative securities derive their value from the performance of underlying assets, interest or currency exchange rates and indices and as a result entail additional market and credit risks. See "Investment Objectives and Policies--Other Investment Policies and Risk Considerations--Derivative Securities." The Fund may lend its securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. See "Investment Objective and Policies."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUND?

    A: Retail A Shares of the Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Fund may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to sales or additional CDSC charges. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plan ("SEP") and Keogh Plan accounts which can be established by contacting First Data Distributors, Inc. Retail Shares are also available for purchase through Multi-Employee Retirement Plan ("MERP") accounts which can be established by Customers directly with Fleet Brokerage Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares of the Fund on a monthly or quarterly basis, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Retail A Shares and Retail B Shares, and
(ii) the operating expenses for Retail A Shares and Retail B Shares of the Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                       MIDCAP
                                       EQUITY
                                        FUND
                                 ------------------
                                 RETAIL     RETAIL
                                    A          B
                                 SHARES     SHARES
                                 -------    -------

SHAREHOLDER TRANSACTION
EXPENSES
------------------------------
Maximum Front-End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................     3.75%(1)    None
Maximum Deferred Sales Charge
 (as a percentage of offering
 price) ......................      None      5.00%(2)
Sales Charge Imposed on
 Reinvested Dividends ........      None       None
Redemption Fees(3)............      None       None
Exchange Fees.................      None       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
------------------------------
Advisory Fees (After Fee
 Waivers).....................      .55%       .55%
12b-1 Fees(4).................      None       .95%
Other Expenses (After Fee
 Waivers) ....................      .95%       .60%
                                 -------    -------
Total Fund Operating Expenses
 (After Fee Waivers)..........     1.50%      2.10%

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Shares--Applicable Sales Charges--Retail A Shares."
(2) This amount applies to redemptions made during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares-- Applicable Sales Charges--Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Retail A Shares do not currently pay 12b-1 fees. Long-term investors in Retail B Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

---------------------------------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
MidCap Equity Fund (Retail A Shares)(1)...........    $53       $83        N/A       N/A
MidCap Equity Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95        N/A       N/A
  Assuming no redemption..........................    $21       $65        N/A       N/A

--------------------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2)  Assumes deduction of maximum applicable contingent deferred sales charge.

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information in the Expense Summary and Example with respect to the Fund is based on expenses which the Fund expects to incur during the current fiscal year on its Retail A Shares and Retail B Shares. Without voluntary fee waivers by Fleet, (i) Advisory Fees would be .75%, Other Expenses would be 1.23%, and Total Fund Operating Expenses would be 1.98% for Retail A Shares of the Fund, and (ii) Advisory Fees would be .75%, 12b-1 Fees would be
 .95% and Total Fund Operating Expenses would be 2.30% for Retail B Shares of the Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Fund's operating expenses at the level set forth in the above table. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statements of Additional Information. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

    The investment objective of the Fund is to seek long- term capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with market value capitalizations of between $750 million and $3.5 billion that Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, believes are undervalued and represent the potential for future earnings growth. In selecting investments for the Fund, Fleet uses a qualitative analysis which seeks to identify companies undergoing positive fundamental changes, such as new product introductions, corporate restructurings or management changes, which are likely to result in positive earnings growth and improving valuation ratios. Industry position and economic trends are also considered.

    Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies with market value capitalizations of between $750 million and $3.5 billion, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). See Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations-- Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and in U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the MidCap Equity Fund.

    Fleet will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate change.

FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

    All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investment Services, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated obligations.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 15% of the Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations--Foreign Securities." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

    The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above, securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

REITS

    The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of its distributions may also be designated as a return of capital. See "Taxes."

OPTIONS AND FUTURES CONTRACTS

    The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index or currency, including options and futures based on foreign exchanges and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

    Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Fund for additional information as to the Fund's policies on options and futures trading.

    The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS

    The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

    There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    The Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

CONVERTIBLE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

DERIVATIVE SECURITIES

    The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, and foreign currency exchange contracts.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See

"Investment Objectives and Policies--Derivative Securities" in the Statement of Additional relating to the Fund for additional information.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

    The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

    The Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

    The Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio rate of 100% or more is considered high although the rate of turnover will not be a limiting factor on making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Taxes--Federal." Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information relating to the Fund under "Investment Objectives and Policies."

    The Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                             HOW TO PURCHASE SHARES

DISTRIBUTOR

    Shares in the Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

GENERAL

    Investments in Retail A Shares of the Fund are subject to a front-end sales charge. Investments in Retail B Shares of the Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

    Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

    FD Distributors has established several procedures to enable different types of investors to purchase Retail Shares of the Fund. The Retail Shares described in this Prospectus may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which FD Distributors and Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to its Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund in which a Direct Investor wishes to invest, to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581

    ALL PURCHASE ORDERS PLACED BY MAIL MUST BE ACCOMPANIED BY A PURCHASE APPLICATION. APPLICATIONS MAY BE OBTAINED BY CALLING FD DISTRIBUTORS AT 1-800-628-0414.

    Subsequent investments in an existing account in the Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be canceled.

    PURCHASES BY WIRE. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone FD Distributors at 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     Fleet Bank of Massachusetts, N.A.
     75 State Street
     Boston, MA 02109
     ABA #0110-0013-8
     DDA #79673-5702
     Ref:The Galaxy Fund
         [Shareholder Name]
         [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by FD Distributors. Direct Investors making subsequent investments by wire should follow the instructions above.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

OTHER PURCHASE INFORMATION

    INVESTMENT MINIMUMS. Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and share certificates will not be issued.

    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or agent.

APPLICABLE SALES CHARGE--RETAIL A SHARES

    The public offering price for Retail A Shares of the Fund is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge assessed is as follows:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
                                OFFERING PRICE      NET ASSET          OFFERING PRICE
AMOUNT OF TRANSACTION             PER SHARE      VALUE PER SHARE          PER SHARE
------------------------------  --------------   ---------------   -----------------------
Less than $50,000.............       3.75              3.90                  3.25
$50,000 but less than
 $100,000.....................       3.50              3.63                  3.00
$100,000 but less than
 $250,000.....................       3.00              3.09                  2.50
$250,000 but less than
 $500,000.....................       2.50              2.56                  2.00
$500,000 and over.............       0.00*             0.00*                 0.00

--------------------------

(*) There is no initial sales charge on purchases of $500,000 or more of Retail A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of such Retail A Shares on the redemption date for Shares redeemed within one year after purchase. The contingent deferred sales charge will not be assessed on redemptions within one year after purchase in connection with the death or disability of a shareholder. To receive this exemption, a Direct Investor or Customer must explain the status of his or her redemption at the time the Retail A Shares are redeemed.

    Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

    FD Distributors will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with FD Distributors. The reallowance to dealers may be changed from time to time.

    At various times FD Distributors may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, FD Distributors in its discretion may from time to time, pursuant to objective criteria established by FD Distributors, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by FD Distributors out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Fund will receive from such sales.

    Fleet's indirect parent, Fleet National Bank, or another affiliate of Fleet, may at its expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of the Fund. Such compensation will not represent an additional expense to the Fund or their shareholders, since it will be paid from the assets of Fleet's affiliates.

    In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Fund may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on purchases of Retail A Shares of the Fund by the following categories of investors or in the following types of transactions:

    - reinvestment of dividends and distributions;

    - purchases by any retirement account, including but not limited to SIMPLE, IRA, SEP, Keogh and Roth accounts;

    - purchases by persons who were beneficial owners of shares of the Fund or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

    - purchases by directors, officers and employees of broker-dealers having agreements with FD Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

    - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

    - purchases made with redemption proceeds from another mutual fund complex on which a front-end or back-end sales charge has been paid, provided the purchase is made within 60 days after the redemption;

    - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

    - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates and members of their immediate families;

    - purchases by officers, directors, employees and retirees of First Data Corporation and any of its affiliates and members of their immediate families;

    - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Fund or any of the other portfolios offered by Galaxy;

    - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

    - purchases by investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

    - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

    - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and

    - any purchase pursuant to the Reinstatement Privilege described below.

QUANTITY DISCOUNTS

    Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

    In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact FD Distributors or your Institution.

    RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

    LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

    Investor Services Group will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, Investor Services Group, as attorney-in-fact pursuant to the terms of the Letter of Intent and at FD Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

    QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

    REINSTATEMENT PRIVILEGE. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Fund or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

    Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to Investor Services Group as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

    Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

APPLICABLE SALES CHARGE--RETAIL B SHARES

    The public offering price for Retail B Shares of the Fund is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from FD Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of the Fund. See "Applicable Sales Charge--Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

    The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                    (AS A PERCENTAGE OF
                                                       DOLLAR AMOUNT
                 NUMBER OF YEARS                       SUBJECT TO THE
              ELAPSED SINCE PURCHASE                      CHARGE)
            --------------------------              --------------------
Less than one.....................................         5.00%
More than one but less than two...................         4.00%
More than two but less than three.................         3.00%
More than three but less than four................         3.00%
More than four but less than five.................         2.00%
More than five but less than six..................         1.00%
After six.........................................          None

    When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (I.E., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

    The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to FD Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

    EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (vi) or (viii) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) exchanges described under "Investor Programs--Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, (the "Code"); (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403 (b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

    The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

    Retail A Shares of the Fund are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges--Retail A Shares" and "Quantity Discounts"). Retail A Shares of the Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .30% of the Fund's average daily net assets attributable to its Retail A Shares.

    Retail B Shares of the Fund are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges--Retail B Shares.") Retail B Shares of the Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to
 .95% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

    Six years after purchase, Retail B Shares of the Fund will convert automatically to Retail A Shares of the Fund. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow FD Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

    Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge--Retail B Shares") are also converted at the earlier of two dates--six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of the Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

    Before purchasing Retail A Shares or Retail B Shares of the Fund, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

    Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in the Fund than purchasers of Retail B Shares in the Fund.

    As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of the Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                              HOW TO REDEEM SHARES

GENERAL

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Proceeds from the redemptions of Retail B Shares of the Fund will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

    Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.

    Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Retail Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581

    A written redemption request must (i) state the name of the Fund and the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Fund ordinarily will make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian),

(ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees.)

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Retail Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/ or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    NO REDEMPTION BY A DIRECT INVESTOR IN THE FUND WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

OTHER REDEMPTION INFORMATION

    Except as provided under "Investor Programs" below, Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail

Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of the Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Fund for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, Growth and Income, Strategic Equity, Money Market, Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds offered by Galaxy, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

    No additional sales charge will be incurred when exchanging Retail A Shares of the Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

    The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the Retail Shares of the Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of the Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Direct Investors should call Investor Services Group at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Redeem Shares--Redemption Procedures--Direct Investors--Redemptions by Wire" above for a description of Galaxy's policy regarding telephone transactions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission ("SEC").

    Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

    Retail Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

    INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

    SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    MULTI-EMPLOYEE PENSION PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

    Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase Shares--Other Purchase Information." Detailed information concerning eligibility and other matters related to these plans and the form of application is available from FD Distributors (call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of the Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Investor Services Group, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

    The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Redeem Shares--Other Redemption Information" above for further information.

    Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of the Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES

GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described above under "How to Redeem Shares" and "Investor Programs". To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

GALAXY SHAREHOLDER SERVICES

    For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

FEDERAL

    The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

    Distribution by the Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of the Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such long-term capital gain will constitute 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the gain. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85.5 billion at December 31, 1997. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Government Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Asset Allocation, Small Company Equity, Small Cap Value, Growth and Income, Strategic Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Funds.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund.

    Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders.

    The organizational arrangements of Fleet require that all investment decisions with respect to the Fund be made by Fleet's Equity Policy Committee and no one person is primarily responsible for making recommendations to that Committee.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the Securities and Exchange Commission ("SEC"), financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Fund in its administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For services provided to the Fund, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .075% of combined average daily net assets over $5 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Fund.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class Z-Series 1 shares (Trust Shares), Class Z-Series 2 shares (Retail A Shares) and Class Z-Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such Shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Fund are sold with a maximum contingent deferred sales charge of 5.0% and automatically convert to Retail A Shares of the Fund six years after the date of purchase. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by customers. Institutions may receive up to one-half of this fees for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

DISTRIBUTION AND SERVICES PLAN

    Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Fund. Under the Distribution and Services Plan, Galaxy may pay (a) FD Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares;
(iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

    Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of .65% of the average daily net assets attributable to the Fund's outstanding Retail B Shares, and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and
 .25%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Fund's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES or publications of a local or regional nature may also be used in comparing the performance of the Fund. Performance data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

    The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Fund may also advertise its performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

    The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in performance calculations.

    The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                 THE GALAXY FUND

                       Statement of Additional Information

                                Money Market Fund

                                 Government Fund

                                 Tax-Exempt Fund

                               U.S. Treasury Fund

                   Institutional Government Money Market Fund




                                February 28, 1998

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for the Money Market, Government, Tax-Exempt, U.S. Treasury and Institutional Government Money Market Funds, each dated February 28, 1998, of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5180 or by calling Galaxy at 1-800-628-0414.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                                        TABLE OF CONTENTS


                                                                                                       Page
                                                                                                       ----

THE GALAXY FUND........................................................................................  1

INVESTMENT OBJECTIVES AND POLICIES.....................................................................  1
         Variable and Floating Rate Obligations........................................................  1
         Bank Obligations..............................................................................  1
         Asset-Backed Securities.......................................................................  2
         Municipal Securities..........................................................................  2
         When-Issued and Delayed Settlement Transactions...............................................  5
         Stand-By Commitments..........................................................................  5
         Repurchase Agreements; Reverse Repurchase Agreements; Loans of Portfolio Securities...........  6
         U.S. Government Securities....................................................................  6
         Portfolio Securities Generally................................................................  7
         Additional Investment Limitations.............................................................  7

NET ASSET VALUE........................................................................................  9

DIVIDENDS.............................................................................................. 10

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................................................... 10

DESCRIPTION OF SHARES.................................................................................. 11

ADDITIONAL INFORMATION CONCERNING TAXES................................................................ 14
         In General.................................................................................... 14
         Tax-Exempt Fund............................................................................... 16
         State Taxation................................................................................ 17

TRUSTEES AND OFFICERS.................................................................................. 17
         Shareholder and Trustee Liability............................................................. 22

ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS..................................... 22
         Custodian and Transfer Agent.................................................................. 25

PORTFOLIO TRANSACTIONS................................................................................. 26

SHAREHOLDER SERVICES PLAN.............................................................................. 27

DISTRIBUTION AND SERVICES PLAN......................................................................... 28

DISTRIBUTOR............................................................................................ 30

AUDITORS............................................................................................... 31

COUNSEL................................................................................................ 31

PERFORMANCE AND YIELD INFORMATION...................................................................... 32



                                       -i-





                                                                                                        Page
                                                                                                        ----

MISCELLANEOUS..........................................................................................   33

FINANCIAL STATEMENTS...................................................................................   34

APPENDIX A.............................................................................................  A-1



                                 THE GALAXY FUND


         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-seven investment portfolios.



         This Statement of Additional Information relates to five of those investment portfolios: the Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund and Institutional Government Money Market Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectuses.



                       INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments as described in their Prospectuses. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.


         Variable and floating rate obligations held by the Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).


         Long-term variable and floating rate obligations with a demand feature held by the Funds will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

BANK OBLIGATIONS

         For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

ASSET-BACKED SECURITIES

         The Money Market Fund may purchase asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.


         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.


MUNICIPAL SECURITIES

         Municipal Securities acquired by the Tax-Exempt Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.


         The two principal categories of Municipal Securities include "general obligation" and "revenue" issues. The Tax-Exempt Fund's portfolio may also include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("Rating Agency"), such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch IBCA, Inc. ("Fitch IBCA"), described in the
Prospectuses for the Fund and in Appendix A hereto, represent such Rating Agencies' opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.


         The payment of principal and interest on most securities purchased by the Tax-Exempt Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Tax-Exempt Fund's Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Tax-Exempt Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Exempt Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectuses for the Fund including applicable maturity restrictions.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Fund and the liquidity and value of their respective portfolios. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Fund nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS


         When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or delayed settlement basis exceeded 25% of the value of its assets.


         When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of securities purchased on a when-issued or delayed settlement basis is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

         The Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase from the Fund, at the Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

         Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

         The Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining the Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF
PORTFOLIO SECURITIES

         Each Fund, except the U.S. Treasury Fund, may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreements). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").


         Each Fund, except the U.S. Treasury Fund and Institutional Government Money Market Fund, may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent values are maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Government Fund in connection with such loans would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; cash collateral received by the other Funds would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES


         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration,

Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.


         The U.S. Treasury Fund will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission.

ADDITIONAL INVESTMENT LIMITATIONS

         In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

         Each Fund may not:

         1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Purchase or sell real estate; except that each taxable Fund may purchase securities that are secured by real estate, and the Money Market Fund may purchase securities of issuers which deal in real estate or interests therein; and except that the Tax-Exempt Fund may invest in Municipal Securities secured by real estate or interests therein; however the Funds will not purchase or sell interests in real estate limited partnerships.

         4. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs or mineral leases.

         5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

         6. Invest in companies for the purpose of exercising management or control.

         7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that the Tax-Exempt and Institutional Government Money Market Funds may acquire such securities in accordance with the 1940 Act; and provided, further, that the Institutional Government Money Market Fund may only invest up to 5% of its total assets in shares of other investment companies which are registered under the 1940 Act and which invest only in securities that the Fund could acquire directly.

In addition to the above limitations:

         1. The Money Market Fund may not purchase any securities other than "money-market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.

         2. The Government Fund may not purchase securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

         3. The Tax-Exempt Fund may not invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         4. The Funds may not purchase foreign securities, except that the Money Market Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.




                                 NET ASSET VALUE

         Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 ("Rule 2a-7") promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the

Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                                    DIVIDENDS

         As stated, Galaxy uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any of the Funds, it is possible that a Fund's net asset value per share may fall below $1.00. Should Galaxy incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to the Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds shares of a Fund and in its receiving upon redemption a price per share lower than that which it paid.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the applicable Prospectuses, Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds, Retail B Shares of the Money Market Fund and shares of the Institutional Government Money Market Fund, are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectus, Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds and Retail B Shares of the Money Market Fund may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). As described in the applicable Prospectuses, Trust Shares in the Money Market, Government, Tax-Exempt and U.S. Treasury Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and with respect to each of these Funds except the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans.


         Retail B Shares of the Money Market Fund are subject to a maximum contingent deferred sales charge of 5.00% if such Shares are sold within six years of the date of purchase.


         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                              DESCRIPTION OF SHARES

         Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-seven classes of shares, each representing interests in one of twenty-seven separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut

Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds (plus a third series of shares, i.e. Retail B Shares, of the Money Market Fund) are offered under separate Prospectuses to different categories of investors. The Institutional Government Money Market Fund offers only one series of shares.


         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund), the Distribution and Services Plan for Retail B Shares of the Money Market Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund involved in liquidation, based on the number of shares of the Fund held by each shareholder, except that currently a Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and the Money Market Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of the Money Market Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.


         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may, by regulation, exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


        Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains (20% or 28% rate gains depending upon the underlying Fund's holding period for the assets the sale of which generated the capital gains), regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.



         Each Fund will designate the tax status of any distributions in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.



         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% (for gains on capital assets held more than 18 months) or 28% (for gains on capital assets held more than 12 months, but not more than 18 months). For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.



         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient."



TAX-EXEMPT FUND

         As stated in the Prospectuses for the Tax-Exempt Fund, an investment in the Fund is not intended to constitute a balanced investment program. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed.

         In order for the Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

         Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be disallowed to the extent of the exempt dividends received with respect to the shares.

STATE TAXATION

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                              TRUSTEES AND OFFICERS

         The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                                             Positions                 Principal Occupations
                                             with The                  During Past 5 Years
Name and Address                             Galaxy Fund               and Other Affiliations
----------------                             ------------              ----------------------

Dwight E. Vicks, Jr.                         Chairman &                President & Director, Vicks Lithograph & Printing
Vicks Lithograph &                           Trustee                   Corporation (book manufacturing and commercial
  Printing Corporation                                                 printing); Director, Utica Fire Insurance Company;
Commercial Drive                                                       Trustee, Savings Bank of Utica; Director, Monitor
P.O. Box 270                                                           Life Insurance Company; Director, Commercial
Yorkville, NY 13495                                                    Travelers Mutual Insurance Company; Trustee, The
Age 64                                                                 Galaxy VIP Fund; Trustee, Galaxy Fund II.


                                             Positions                 Principal Occupations
                                             with The                  During Past 5 Years
Name and Address                             Galaxy Fund               and Other Affiliations
----------------                             ------------              ----------------------


John T. O'Neill(1)                           President,                Executive Vice President and CFO, Hasbro,
Hasbro, Inc.                                 Treasurer &               Inc. (toy and game manufacturer); Trustee,
200 Narragansett                             Trustee                   The Galaxy VIP Fund; Trustee, Galaxy Fund II.
  Park Drive
Pawtucket, RI 02862
Age 53


Louis DeThomasis                             Trustee                   President, Saint Mary's College of
Saint Mary's College                                                   Minnesota; Director, Bright Day Travel,
  of Minnesota                                                         Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                       Trustee, The Galaxy VIP Fund; Trustee,
Age 57                                                                 Galaxy Fund II.


Donald B. Miller                             Trustee                   Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                 services); Director/Trustee, Lexington
Boynton Beach, FL                                                      Funds; Chairman, Executive Committee,
33436                                                                  Compton International, Inc. (advertising
Age 72                                                                 agency); Trustee, Keuka College; Trustee,
                                                                       The Galaxy VIP Fund; Trustee, Galaxy Fund II.


James M. Seed                                Trustee                   Chairman and President, The Astra Projects,
The Astra Ventures,                                                    Incorporated (land development); President,
 Inc.                                                                  The Astra Ventures, Incorporated
One Citizens Plaza                                                     (previously, Buffinton Box Company-
Providence, RI 02903                                                   manufacturer of cardboard boxes);
Age 56                                                                 Commissioner, Rhode Island Investment
                                                                       Commission; Trustee, The Galaxy VIP Fund;
                                                                       Trustee, Galaxy Fund II.



                                             Positions                 Principal Occupations
                                             with The                  During Past 5 Years
Name and Address                             Galaxy Fund               and Other Affiliations
----------------                             -----------               ----------------------
Bradford S. Wellman(1)                       Trustee                   Private Investor; Vice President and
2468 Ohio Street                                                       Director, Acadia Management Company
Bangor, ME 04401                                                       (investment services); Director, Essex
Age 66                                                                 County Gas Company, until January 1994;
                                                                       Director, Maine Mutual Fire Insurance Co.;
                                                                       Member, Maine Finance Authority; Trustee,
                                                                       The Galaxy VIP Fund; Trustee, Galaxy Fund II.


W. Bruce McConnel, III                       Secretary                Partner of the law firm Drinker Biddle &
Philadelphia National                                                 Reath LLP, Philadelphia, Pennsylvania.
  Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age 54


Jylanne Dunne                                Vice                     Vice President, First Data Investor Services
First Data Investor                          President                Group, Inc., 1990 to present.
  Services Group, Inc.                       and
4400 Computer Drive                          Assistant
Westboro, MA 01581                           Treasurer
Age 38


-------------------------

(1)      An interested person within the definition set forth in
         Section 2(a)(19) of the 1940 Act.


         Each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.


         No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.


         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.


                                                                                   Pension or                     Total
                                                                                   Retirement                  Compensation
                                                                                    Benefits                   from Galaxy
                                                       Aggregate                   Accrued as                    and Fund
                  Name of                             Compensation                Part of Fund                 Complex*Paid
              Person/Position                         from Galaxy                   Expenses                   to Trustees
------------------------------------------------------------------------------------------------------------------------------------

Bradford S. Wellman                                     $34,591                       None                        $38,500
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                                    $38,184                       None                        $42,500
Chairman & Trustee
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Miller**                                      $34,574                       None                        $38,500
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                                   $34,591                       None                        $38,500
Trustee
------------------------------------------------------------------------------------------------------------------------------------
John T. O'Neill                                         $36,837                       None                        $41,000
President, Treasurer &
Trustee
------------------------------------------------------------------------------------------------------------------------------------
James M. Seed**                                         $34,574                       None                        $38,500
Trustee
====================================================================================================================================

-----------------------

 *       The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy
         Fund II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                            ADVISORY, ADMINISTRATION,
                    CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

         Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses.

Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

         For the services provided and expenses assumed by Fleet, for the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Galaxy paid Fleet advisory fees (net of fee waivers) of $3,429,914, $6,802,258 and $9,458,596, respectively, with respect to the Money Market Fund; and $3,572,327, $3,790,727 and $4,214,959, respectively, with respect to the Government Fund. For the same periods, Fleet waived advisory fees of $142,311, $543,180 and $922,657, respectively, with respect to the Money Market Fund; and $63,124, $113,057 and $173,566, respectively, with respect to the Government Fund.


         For the fiscal years ended October 31, 1996 and October 31, 1997, Fleet reimbursed expenses in the amounts of $85,430 and $17, respectively, with respect to the Money Market Fund and $13,712 and $542, respectively, with respect to the Government Fund, respectively.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Galaxy paid Fleet advisory fees (net of expense reimbursements) of $1,138,568, $1,270,800 and $1,275,727, respectively, with respect to the Tax-Exempt Fund; and $2,126,647, $2,715,959 and $3,439,391,
respectively, with respect to the U.S. Treasury Fund.


         For the same periods, Fleet reimbursed expenses in the amounts of $36,228, $16,727 and $15,751, respectively, with respect to the Tax-Exempt Fund; and $17,558, $829 and $25,108, respectively, with respect to the U.S. Treasury Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996, and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $387,361, $487,246 and $350,902, respectively, with respect to the Institutional Government Money Market Fund (formerly known as the
Institutional Treasury Money Market Fund). For the same periods, Fleet waived advisory fees of $387,360, $484,786 and $350,901, respectively, with respect to the Institutional Government Money Market Fund.

         For the fiscal years ended October 31, 1996 and October 31, 1997, Fleet reimbursed expenses in the amount of $31,826 and $18,206, respectively, with respect to the Institutional Government Money Market Fund.

         The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.


         Fleet Bank, an affiliate of Fleet, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Funds (other than the Tax-Exempt Fund) held by defined contribution plans. Pursuant to an agreement between Fleet Bank and Investor Services Group, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. As of October 31, 1997, there were approximately 10,649 defined contribution plan participant sub-accounts invested in Trust Shares of the Funds; thus it is expected that Fleet Bank will receive annually approximately $223,524 for sub-account services. Investor Services Group bears this expense directly, and shareholders of Trust Shares of the Funds, except the Tax-Exempt Fund, bear this expense indirectly through fees paid to Investor Services Group for transfer agency services.


         Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the Securities and Exchange Commission, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

         Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.


         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees of $763,921, $1,556,983 and $2,118,433, respectively, with respect to the Money Market Fund; $799,533, $828,248 and $895,995, respectively, with respect to the Government Fund; $257,052, $273,302 and $263,643, respectively, with respect to the Tax-Exempt Fund; and $469,163, $577,419 and $720,691, respectively, with respect to the U.S. Treasury Fund.


         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of fee waivers) of $125,448, $243,008 and $173,799, respectively, with respect to the Institutional Government Money Market Fund (formerly the Institutional Treasury Money Market Fund) and waived administration fees of $213,577, $174,704 and $142,012, respectively, with respect to such Fund.


CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.


         Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer

Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

         The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

         In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 1997, the Galaxy money market Fund held commercial paper of J.P. Morgan & Co. Inc., (1) (5.48%, 11/7/97) valued at $27,196,047; (2) (5.50%, 11/18/97) valued at $34,909,097 and (3)
(15.50%, 12/8/97) valued at $34,802,153. J.P. Morgan & Co. Inc. is considered a "regular broker or dealer" of Galaxy.


         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds or portfolios, or other investment companies or accounts in order to obtain best execution.



                            SHAREHOLDER SERVICES PLAN


         As stated in the Prospectuses for each Fund, except the Institutional Government Money Market Fund, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund (other than the Institutional Government Money Market Fund). As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.


         Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, payments to Service Organizations totaled $451,861, $765,457 and $1,430,359, respectively, with respect to Retail A Shares of the Money Market Fund; $269,314, $320,372 and $346,517, respectively, with respect to Retail A Shares of the Government Fund; $115,812, $125,962 and $133,048, respectively, with respect to Retail A Shares of the Tax-Exempt Fund; and $261,774, $348,084 and $507,400, respectively, with respect to Retail A Shares of the U.S. Treasury Fund.


         Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Money Market Fund. The 12b-1 Plan is described in the applicable Prospectus.


         Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to such Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Money Market Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .10% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of the Money Market Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").


         For the period March 6, 1997 (date of initial public offering) through October 31, 1997, the Money Market Fund bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $1,869 in distribution fees and $288 in shareholder servicing fees. During this period, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.


         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Money Market Fund and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to the Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B

Shares of the Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.


                                   DISTRIBUTOR

         First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's Distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.


         Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1998, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


         FD Distributors is entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. For the period March 6, 1997 (date of initial public offering) through October 31, 1997, FD Distributors received contingent deferred sales charges of $655 in connection with Retail B Share redemptions in the Money Market Fund.


         The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:


                                                                                Brokerage
                                  Net                                        Commissions in
                             Underwriting           Compensation on            Connection
                             Discounts and           Redemption and             with Fund                 Other
         Fund               Commissions(1)           Repurchase(2)            Transactions           Compensation(3)
         ----               --------------           -------------            ------------           ---------------

Money Market                $      655               $      655                $        0             $1,337,212

Government                     N/A                      N/A                    $        0             $  343,820

Tax-Exempt                     N/A                      N/A                    $        0             $  129,685

U.S. Treasury                  N/A                      N/A                    $        0             $  489,182

Institutional
  Government
  Money Market*                N/A                      N/A                    $        0              N/A



----------------------


 *       Formerly known as the Institutional Treasury Money Market Fund.

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996, which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).



                                    AUDITORS

         Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by Coopers & Lybrand L.L.P. for the periods included in their report thereon which appears therein.

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                        PERFORMANCE AND YIELD INFORMATION

         The standardized annualized seven-day yields for the Money Market, Government, Tax-Exempt, U.S. Treasury and Institutional Government Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


         The current yield for the Money Market, Government, Tax-Exempt, U.S. Treasury and Institutional Government Money Market Funds may be obtained by calling FD Distributors at the telephone numbers provided on the cover page of the Prospectus. For the seven-day period ended October 31, 1997, the annualized yields for Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds were 4.93%, 4.84%, 2.99% and 4.64%, respectively, and the effective yields for Retail A Shares of such Funds for the same period were 5.05%, 4.95%, 3.03% and 4.75%, respectively. For the seven-day period ended October 31, 1997, the annualized and effective yields for the Institutional Government Money Market Fund (formerly known as the Institutional Treasury Money Market Fund) were 4.91% and 5.03%, respectively.


         For the seven-day period ended October 31, 1997, the annualized yields for Trust Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds were 5.12%, 5.04%, 3.13% and 4.81%, respectively, and the effective yields of Trust Shares of such Funds were 5.25%, 5.16%, 3.18% and 4.93%, respectively.



         For the seven-day period ended October 31, 1997, the annualized yield and effective yield for the Retail B Shares of the Money Market Fund were 4.24% and 4.33%, respectively.

         In addition, the Tax-Exempt Fund may calculate a "tax equivalent yield." The tax equivalent yield for the Fund is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields assume the payment of Federal income taxes at a rate of 31%. Based on the foregoing calculation, the tax equivalent yield of the Tax-Exempt Fund for the seven day period ended October 31, 1997 for Retail A Shares was 4.33%. The tax-equivalent yield for Trust Shares of the Tax-Exempt Fund for the seven-day period ended October 31, 1997 was 4.54%.


         In addition, the U.S. Treasury Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate. For illustration purposes, state flow through yields assume the payment of state income taxes at the rates of 3%, 7% or 11%. Based on the foregoing calculation and assuming state income tax rates of 3%, 7% and 11%, the state flow through yields for the seven-day period ended October 31, 1997 for Retail A Shares of the U.S. Treasury Fund were 4.78%, 4.99% and 5.21%, respectively. The state flow through yields for the seven-day period ended October 31, 1997 for Trust Shares of the U.S. Treasury Fund were 4.96%, 5.17% and 5.40%, respectively.


         During the fiscal year ended October 31, 1997, the Institutional Government Money Market Fund (known during such period as the Institutional Treasury Money Market Fund) was eligible to calculate a state flow through yield. The state flow through yields assuming the payment of state income taxes at the rates of 3%, 7% and 11% for the seven-day period ended October 31, 1997 were 5.06%, 5.28% and 5.52%, respectively, with respect to the Fund.



                                  MISCELLANEOUS

         As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.


     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust

Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income
Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183,
Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar

Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292,
Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund --

Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%);
Wilbur J. Wade, Jr., 122 Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72
Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201 College Street, Springfield, MA 01109, Account 05100388896, (12.97%).


                              FINANCIAL STATEMENTS



         Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports (the "Financial Statements") are incorporated into this Statement of Additional Information. The Financial Statements included in the Annual Reports for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Reports and is incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

         The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"),
Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Thomson BankWatch ("Thomson").


CORPORATE AND TAX-EXEMPT BOND RATINGS

         The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


         The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated
AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.




CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

         Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.




         Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

         A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.


         Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                 THE GALAXY FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                     Connecticut Municipal Money Market Fund

                    Massachusetts Municipal Money Market Fund

                             Growth and Income Fund

                              Small Cap Value Fund


                                February 28, 1998

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectuses (the "Prospectuses") for the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income, and Small Cap Value Funds of The Galaxy Fund ("Galaxy"), each dated February 28, 1998, as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414. Capitalized terms used herein but not otherwise defined have the same meanings as in the Prospectuses.



         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----
THE GALAXY FUND.............................................................  1
INVESTMENT OBJECTIVES AND POLICIES..........................................  1
         Acceptable Investments - Money Market Funds........................  1
         Types of Acceptable Investments - Money Market Funds...............  2
         Types of Investments - Equity Funds................................  2
         U.S. Government Obligations........................................  3
         When-Issued and Delayed Settlement Transactions....................  4
         Stand-By Commitments...............................................  4
         Munipreferred Securities...........................................  5
         Variable Rate Demand Notes.........................................  5
         Temporary Investments..............................................  5
         Restricted and Illiquid Securities.................................  5
         Repurchase Agreements, Reverse Repurchase Agreements
                  and Lending of Portfolio Securities.......................  7
         Derivative Securities..............................................  8
         Restrictions on the Use of Futures Contracts And
                  Options...................................................  9
         Indexed Securities................................................. 10
         Swap Agreements.................................................... 10
         Foreign Currency Exchange Transactions............................. 11
         Portfolio Securities Generally..................................... 12
         Portfolio Turnover................................................. 12
         Special Considerations Relating to Connecticut
                  Municipal Securities...................................... 12
         Additional Investment Limitations.................................. 16

NET ASSET VALUE - CONNECTICUT MUNICIPAL MONEY MARKET AND
MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS.................................. 22

DIVIDENDS - MONEY MARKET FUNDS ............................................. 23

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................. 23

DESCRIPTION OF SHARES....................................................... 25

ADDITIONAL INFORMATION CONCERNING TAXES..................................... 28
         In General......................................................... 28
         Connecticut Municipal Money Market and Massachusetts
                  Municipal Money Market Funds............................... 30
         Growth and Income and Small Cap Value Funds......................... 31
         Taxation of Certain Financial Instruments........................... 31
         State Taxation...................................................... 33
         Massachusetts State Income Tax...................................... 33

TRUSTEES AND OFFICERS........................................................ 34
         Shareholder and Trustee Liability................................... 38

                                                                           Page
                                                                           ----

ADVISORY, ADMINISTRATION, CUSTODIAN AND
TRANSFER AGENCY AGREEMENTS.................................................. 39
         Custodian and Transfer Agent....................................... 42

PORTFOLIO TRANSACTIONS...................................................... 42

SHAREHOLDER SERVICES PLAN................................................... 44

DISTRIBUTION AND SERVICES PLAN.............................................. 45

DISTRIBUTOR................................................................. 47

AUDITORS ................................................................... 49

COUNSEL  ................................................................... 49

PERFORMANCE AND YIELD INFORMATION........................................... 50
         Yield Quotations -- Connecticut Municipal Money Market
                  and Massachusetts Municipal Money Market Funds............ 50
         Tax-Equivalency Tables -- Connecticut Municipal Money Market and
                  Massachusetts Municipal Money Market Funds.
         Yield and Performance of the Growth and Income and
                  Small Cap Value Funds..................................... 51
MISCELLANEOUS............................................................... 54

FINANCIAL STATEMENTS........................................................ 55

APPENDIX A.................................................................. A-1

APPENDIX B.................................................................. B-1

                                 THE GALAXY FUND


         The Galaxy Fund ("Galaxy") is an open-end management company currently offering shares of beneficial interest in twenty-seven investment portfolios. This Statement of Additional Information provides additional investment information with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (collectively, the "Money Market Funds"), and with respect to the Growth and Income Fund and Small Cap Value Fund (collectively, the "Equity Funds") (the Money Market Funds and Equity Funds are referred to herein collectively as the "Funds"), and should be read in conjunction with the current Prospectuses for the Funds.



         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income, and Small Cap Value Funds commenced operations on October 4, 1993, October 5, 1993, December 14, 1992 and December 14, 1992, respectively, as separate investment portfolios (the "Predecessor Connecticut Municipal Money Market Fund", "Predecessor Massachusetts Municipal Money Market Fund", "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund", respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.



                       INVESTMENT OBJECTIVES AND POLICIES

ACCEPTABLE INVESTMENTS - MONEY MARKET FUNDS

         The Connecticut Municipal Money Market Fund invests primarily in debt obligations issued by or on behalf of Connecticut and of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and Connecticut state income tax imposed upon non-corporate taxpayers ("Connecticut Municipal Securities").

         The Massachusetts Municipal Money Market Fund invests primarily in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and income taxes imposed by the Commonwealth of Massachusetts imposed upon non-corporate taxpayers ("Massachusetts Municipal Securities").

         From time to time, such as when suitable Municipal Securities are not available, the Money Market Funds may invest a portion of their respective assets in cash. Any portion of a Money Market Fund's assets maintained in cash will reduce the amount of assets in Municipal Securities and thereby reduce the Money Market Fund's yield.

TYPES OF ACCEPTABLE INVESTMENTS - MONEY MARKET FUNDS

         Examples of Municipal Securities are:

         -        municipal notes and commercial paper;

         - general obligation serial bonds sold with differing maturity dates;

         -        refunded municipal bonds; and

         -        all revenue bonds, including industrial development bonds.

TYPES OF INVESTMENTS - EQUITY FUNDS

         The Growth and Income Fund invests principally in a professionally-managed and diversified portfolio of common stocks of companies with prospects for above average growth and dividends or of companies where significant fundamental changes are taking place. The Growth and Income Fund will seek to invest in equity securities of companies that are projected to show earnings growth superior to the Standard & Poor's 500 Composite Stock Index. Although the Growth and Income Fund may invest in other securities and in money market instruments, it is the Growth and Income Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities. The securities in which the Growth and Income Fund may invest include foreign securities, as described in the Prospectuses.

         The Small Cap Value Fund invests primarily in a diversified portfolio of equity securities of companies that have a market value capitalization of up to $1 billion to achieve long-term capital appreciation and current income. Under normal circumstances, the Small Cap Value Fund will invest at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion. In addition, the Small Cap Value Fund may invest as described below, and as described in the Prospectuses.

MONEY MARKET INSTRUMENTS

        The Equity Funds may invest in the following money market instruments:

        - instruments of domestic banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and

        - prime commercial paper (rated A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch IBCA, Inc.)

U.S. GOVERNMENT OBLIGATIONS

        The types of U.S. Government obligations in which the Equity Funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

        -        the full faith and credit of the U.S. Treasury;

        - the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

        - the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

        - the credit of the agency or instrumentality issuing the obligations.

        Examples of U.S. Government agencies and instrumentalities that are permissible investments and may not always receive financial support from the U.S Government are:

        -        Federal Farm Credit Banks;

        -        Federal Home Loan Banks;

        -        Federal National Mortgage Association;

                 and

        -        Federal Home Loan Mortgage Corporation.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

        When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

        When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

        Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

        Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for Municipal Securities that are acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

        The Money Market Funds will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

        The Money Market Funds will acquire stand-by commitments solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining a Fund's net asset value.

MUNIPREFERRED SECURITIES

        The Money Market Funds may purchase interests in Municipal Securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Money Market Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.

VARIABLE RATE DEMAND NOTES

        Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations.

        The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

TEMPORARY INVESTMENTS

        The Money Market Funds may also invest in high quality temporary investments during times of unusual market conditions for defensive purposes.

        From time to time, such as when suitable Municipal Securities are not available, the Money Market Funds may invest a portion of their respective assets in cash. Any portion of a Money Market Fund's assets maintained in cash will reduce the amount of assets in Municipal Securities and thereby reduce the Fund's yield.

RESTRICTED AND ILLIQUID SECURITIES

        The Equity Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Equity Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Equity Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Equity Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Equity Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by Fleet), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Equity Funds do not intend to subject such paper to the limitation applicable to restricted securities.

        The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933, as amended. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. Galaxy, on behalf of the Equity Funds, believes that the staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Board of Trustees. The Board of Trustees considers the following criteria in determining the liquidity of certain restricted securities:

        -        the frequency of trades and quotes for the security;

        - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

        -        dealer undertakings to make a market in the security; and

        - the nature of the security and the nature of the marketplace trades.

Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Funds expect that less than 5% of their respective net assets will be invested in Rule 144A securities during the current fiscal year.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

        Each Fund may enter into repurchase agreements, which are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. Government securities or other securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund requires its custodian to take possession of the securities subject to a repurchase agreement and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fleet to be creditworthy pursuant to guidelines established by the Board of Trustees.

        The Equity Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

        When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

        The collateral received when the Equity Funds lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Funds or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

DERIVATIVE SECURITIES

        PUT AND CALL OPTIONS

        An Equity Fund may purchase and sell put options on its portfolio securities as described in the Prospectuses.

        STOCK INDEX FUTURES AND OPTIONS

        The Equity Funds may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of a Fund's portfolio and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

        As a means of reducing fluctuations in the net asset value of shares of the Equity Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives the Funds, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Funds the right to make delivery of stock at a specified price, a put option on a stock index gives the Funds, as holders, the right to receive an amount of cash upon exercise of the option.

        The Equity Funds may also write covered call options. As the writer of a call option, the Funds have the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

        An Equity Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

      In general, option contracts are closed out prior to their expiration. An Equity Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin", and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins", and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market". A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

         RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

      An Equity Fund will not enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, an Equity Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, an Equity Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the

Fund's total assets would be invested in premiums on open put option positions.

         INDEXED SECURITIES

         The Equity Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

         SWAP AGREEMENTS

         As one way of managing their exposure to different types of investments, the Equity Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift the Equity Funds' investment exposure from one type of investment to another. For example, if an Equity Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Equity Fund's investments and its share price and yield.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Equity Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Equity Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because the Equity Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. An Equity Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by an Equity Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Equity Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Equity Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by a Fund an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission.

PORTFOLIO TURNOVER

         A Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

         The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of this State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

         The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Connecticut Municipal Money Market Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

      Manufacturing has historically been of prime economic importance to Connecticut. The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical machinery. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.

      From 1986 through 1996, Connecticut's unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states. The average unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.7% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1987 to 1996, rising from $21,235 to $33,189. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns.

      At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the six fiscal years ended June 30, 1997, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, and $262,600,000,
respectively. General Fund budgets for the biennium ending June 30, 1999, were adopted in 1997. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-1998 and
1998-1999 fiscal years, respectively, an increase of more than 35% from the budgeted expenditures of approximately $7,008,000,000 for the fiscal year 1991-1992.

      During 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $157,055,000 were outstanding as of August 1, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999.

      The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of August 1, 1997, the State had authorized direct general obligation bond indebtedness totaling $11,469,639,000, of which $9,990,468,000 had been approved for issuance by the State Bond Commission and $8,897,072,000 had been issued. As of August 1, 1997, State direct general obligation indebtedness outstanding was $6,733,149,000.

      In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University is authorized to issue $962,000,000 bonds to finance the improvements. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382,000,000 for the four fiscal years ending June 30, 1999, and $580,000,000 for the six fiscal years ending June 30, 2005.

      In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of October 15, 1996, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,985,400,000.

      In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2000, is currently estimated to be $11.2 billion, to be met from federal, state, and local funds. The State expects to finance most of its $4.7 billion share of such cost by issuing $4.2 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

      As of October 15, 1996, the General Assembly had authorized $4,157,900,000 of such STO bonds, of which $3,594,700,000 new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

      The State's general obligation bonds are rated AA- by Standard & Poors and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

      The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) litigation involving claims by Indian tribes to a portion of the State's land area.

      As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

      General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

      In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

      The U.S. Census Bureau reports that, at the time of the 1990 census, Connecticut's capital city of Hartford was the eighth poorest city in the nation based on the percentage of its residents living in poverty; the same report indicates that four of Connecticut's largest cities ranked among the 130 poorest cities in the nation by the same measure.

      Regional economic difficulties, reductions and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

ADDITIONAL INVESTMENT LIMITATIONS

      In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses):

         1. No Fund may sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for clearance of transactions, in the case of a Money Market Fund, or the clearance of purchases and sales of portfolio securities, in the cash of an Equity Fund. A deposit or payment by an Equity Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. No Fund may issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Equity Funds may enter into futures contracts. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

         3. No Fund may mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of an Equity Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

         4. No Fund may purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         5. No Fund may purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that an Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

         6. No Fund may underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

         7. No Fund may lend any of its assets except that a Money Market Fund may acquire publicly or non-publicly issued Connecticut or Massachusetts Municipal Securities (as defined in their Prospectuses) or temporary investments or enter into repurchase agreements, in accordance with their respective investment objectives, policies, limitations and Galaxy's Declaration of Trust; and except that an Equity Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent an Equity Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

         8. With respect to at least 50% of its total assets, a Money Market Fund will invest no more than 5% of its total assets in the securities of a single issuer and no more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories and possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenue of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

         9. With respect to securities comprising 75% of the value of its total assets, no Equity Fund will purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. An Equity Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

         10. No Money Market Fund may purchase securities, if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, a Money Market Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments and repurchase agreements.

         11. No Equity Fund will invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, an Equity Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

         12. No Money Market Fund will invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

         The following limitations may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

         13. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

                  The Money Market Funds will limit their respective investments in the securities of other investment companies to those of money market funds which are of comparable or better portfolio quality and have investment objectives and policies similar to their own. Rule 2a-7 under the 1940 Act requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Board of Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in Rule 2a-7 under the 1940 Act. If the instruments are not rated, the Trustees must determine that they are of comparable quality. Shares of investment companies purchased by the Money Market Funds will meet these same criteria and will have investment policies consistent with Rule 2a-7 of the 1940 Act.

                  The Equity Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by an Equity Fund in shares of another investment company would be subject to such duplicate expenses.

         14. No Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

         15. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases; except that the Equity Funds may purchase the securities of issuers which invest in or sponsor such programs.

         16. No Money Market Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

         17. No Equity Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

         18. No Equity Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. No Equity Fund may write call options in excess of 5% of the value of its total assets.

         19. No Equity Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

         20. No Money Market Fund may invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

         21. No Money Market Fund may invest more than 10%, and no Equity Fund will invest more than 15%, of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

         22. No Equity Fund may invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees.

         23. No Equity Fund may invest in companies for the purpose of exercising management or control.

         24. No Equity Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

         Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in violation of such restriction.

         For purposes of their respective policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

         The Funds do not intend to borrow money in excess of 5% of the value of their respective net assets or, with respect to the Money Market Funds only, to invest more than 5% of their respective total assets in securities of foreign issuers during the next twelve months.


            NET ASSET VALUE - CONNECTICUT MUNICIPAL MONEY MARKET AND
                   MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

         Galaxy uses the amortized cost method of valuation to value shares of the Money Market Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.


         The Money Market Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that neither of these Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market

Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Money Market Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                         DIVIDENDS - MONEY MARKET FUNDS

         As stated, Galaxy uses its best efforts to maintain the net asset value per share of each Money Market Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any of the Funds, it is possible that a Fund's net asset value per share may fall below $1.00. Should Galaxy incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to these Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds shares of a Fund and in its receiving upon redemption a price per share lower than that which it paid.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the applicable Prospectuses, shares of the Money Market Funds, Retail A Shares of the Equity Funds and Retail B Shares of the Growth and Income Fund are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, shares of the Money Market Funds,

Retail A Shares of the Equity Funds and Retail B Shares of the Growth and Income Fund may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). As described in the applicable Prospectuses, Trust Shares in the Equity Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans.

         Retail A Shares of the Equity Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectus. Retail B Shares of the Growth and Income Fund are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable Prospectus.


         Retail A Shares of the Equity Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exceptions as described in the applicable Prospectus. An illustration of the computation of the offering price per share of the Equity Funds, using the value of each Fund's net assets and number of outstanding Retail A Shares at the close of business on October 31, 1997, is as follows:





                                                       Growth and       Small Cap
                                                       Income Fund      Value Fund
                                                       -----------      ----------
Net Assets.........................................   $141,884,090     $63,658,475

Outstanding Shares.................................   $  8,734,857     $ 3,480,451

Net Asset Value Per Share..........................   $      16.24     $     18.29

Sales Charge (3.75% of the offering price).........   $       0.63     $      0.71

Offering Price to Public...........................   $      16.87     $     19.00


         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.


         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.


         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                              DESCRIPTION OF SHARES


         Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-seven classes of shares, each representing interests in one of twenty-seven separate investment portfolios: Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Institutional Government Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund.


         As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Equity Funds (plus a third series of shares, i.e. Retail B Shares, of the Growth and Income Fund) are offered under separate Prospectuses to different categories of investors. Each Money Market Fund offers only one series of shares.


         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of the Equity Funds and to shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds), the Distribution and Services Plan for Retail B Shares of the Growth and Income Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Equity Fund's Retail A Shares and shares of each Money Market Fund would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and the Growth and Income Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.


         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund (shares of the Money Market Funds) will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of the Growth and Income Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund
(irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration that may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Fund of Galaxy is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a

Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


         Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains (20% or 28% rate gain, as applicable), regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

         Each Fund will designate the tax status of any distributions in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% (for gains on capital assets held more than 18 months) or 28% (for gains on capital assets held more than 12 months, but not more than 18 months). For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET
FUNDS

         Shareholders are not required to pay the federal income tax on any dividends received from the funds that represent net interest on tax-exempt Municipal Securities.

         In the case of a corporate shareholder, dividends of the Funds that represent interest on Municipal Securities may be subject to the 20% corporate alternative minimum tax. The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earning" over the taxpayer's alternative minimum taxable income as a tax preference item. Since "earnings and profits" generally includes the full amount of any Fund's dividend, and alternative minimum taxable income does not include the portion of a Fund's dividend attributable to Municipal Securities that are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

         Dividends of any of the Funds representing net interested income on some temporary investments, and any realized net short-term gains are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains, regardless of the length of time the Fund shares have been held by the shareholder. These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

GROWTH AND INCOME AND SMALL CAP VALUE FUNDS

         Shareholders are subject to federal income tax on dividends received as cash or additional shares.

         Capital gains experienced by the Funds could result in an increase in dividends. Capital losses could result in a decrease in dividends.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement described above.

         Generally, futures contracts and options on futures contracts held by the Equity Funds and certain foreign currency contracts entered into by the Equity Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term, and no more than 40% of any net loss may be treated as short-term.

         Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by an Equity Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         Some of the non-U.S. dollar denominated investments that an Equity Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Equity Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

         An Equity Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of stock in a passive foreign investment company even if the Fund distributes the income to its shareholders. To avoid such tax, a Fund may instead elect to treat such a company as a "qualified electing fund" or to mark such stock to market as of the end of each year; under either of these alternative approaches the Fund may recognize taxable income in a year without receiving any corresponding amount of cash.

STATE TAXATION

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MASSACHUSETTS STATE INCOME TAX

         Shareholders of the Massachusetts Municipal Money Market Fund subject to Massachusetts personal income taxation will not be required to pay Massachusetts personal income tax on that portion of their dividends which is attributable to (and is properly designated as attributable to) interest earned on Massachusetts tax-free municipal obligations, gain from the sale of certain of such obligations, interest earned on obligations of the United States and interest earned on obligations of United States territories or possessions to the extent interest on such obligations is exempt from taxation by the state pursuant to Federal law. Shareholders subject to Massachusetts income taxation will be subject to Massachusetts personal income tax and corporate shareholders subject to the Massachusetts corporate excise tax will be subject to that tax on all dividends from the Massachusetts Municipal Money Market Fund.

                              TRUSTEES AND OFFICERS

         The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                           Positions         Principal Occupations
                           with The          During Past 5 Years
Name and Address           Galaxy Fund       and Other Affiliations
----------------           -----------       ----------------------
Dwight E. Vicks, Jr.       Chairman &        President & Director, Vicks Lithograph & Printing Corporation (book
Vicks Lithograph &         Trustee           manufacturing and commercial printing); Director, Utica Fire Insurance Company;
  Printing Corporation                       Trustee, Savings Bank of Utica; Director, Monitor Life Insurance Company;
Commercial Drive                             Director, Commercial Travelers Mutual Insurance Company; Trustee, The Galaxy VIP
P.O. Box 270                                 Fund; Trustee, Galaxy Fund II.
Yorkville, NY 13495
Age 64

John T. O'Neill(1)         President,        Executive Vice President and CFO, Hasbro, Inc. (toy and game manufacturer);
Hasbro, Inc.               Treasurer &       Trustee, The Galaxy VIP Fund; Trustee, Galaxy Fund II.
200 Narragansett           Trustee
  Park Drive
Pawtucket, RI 02862
Age 53

Louis DeThomasis           Trustee           President, Saint Mary's College of Minnesota; Director, Bright Day Travel, Inc.;
Saint Mary's College                         Trustee, Religious Communities Trust; Trustee, The Galaxy VIP Fund; Trustee,
  of Minnesota                               Galaxy Fund II.
Winona, MN 55987
Age 57


                                      -34-

                           Positions         Principal Occupations
                           with The          During Past 5 Years
Name and Address           Galaxy Fund       and Other Affiliations
----------------           -----------       ----------------------
Donald B. Miller           Trustee           Chairman, Horizon Media, Inc. (broadcast services); Director/Trustee, Lexington
10725 Quail Covey Road                       Funds; Chairman, Executive Committee, Compton International, Inc. (advertising
Boynton Beach, FL 33436                      agency); Trustee, Keuka College; Trustee, The Galaxy VIP Fund; Trustee,
Age 72                                       Galaxy Fund II.

James M. Seed              Trustee           Chairman and President, The Astra Projects, Incorporated (land development);
The Astra Ventures,                          President, The Astra Ventures, Incorporated (previously, Buffinton Box Company -
  Inc.                                       manufacturer of cardboard boxes); Trustee, The Galaxy VIP Fund; Commissioner,
One Citizens Plaza                           Rhode Island Investment Commission; Trustee, Galaxy Fund II.
Providence, RI 02903
Age 56

Bradford S. Wellman(1)     Trustee           Private Investor; Vice President and Director, Acadia Management Company
2468 Ohio Street                             (investment services); Director, Essex County Gas Company, until January 1994;
Bangor, ME  04401                            Director, Maine Mutual Fire Insurance Co.; Member, Maine Finance Authority;
Age 66                                       Trustee, The



                                      -35-

                           Positions         Principal Occupations
                           with The          During Past 5 Years
Name and Address           Galaxy Fund       and Other Affiliations
----------------           -----------       ----------------------
                                             Galaxy VIP Fund; Trustee, Galaxy Fund II.

W. Bruce McConnel, III     Secretary         Partner of the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.
Philadelphia National
  Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age 54

Jylanne Dunne              Vice              Vice President, First Data Investor Services Group, Inc., 1990 to present.
First Data Services        President
  Group, Inc.              and
4400 Computer Drive        Assistant
Westboro, MA 01581-5108    Treasurer
Age 38

_____________________________

(1) An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees for the fiscal year ended October 31, 1997:



                                                   Pension or
                                                   Retirement          Total
                                                    Benefits        Compensation
                                                   Accrued as       from Galaxy
                                     Aggregate      Part of           and Fund
     Name of                       Compensation       Fund          Complex*Paid
 Person/Position                    from Galaxy     Expenses        to Trustees
 ---------------                    -----------     --------        -----------
Bradford S. Wellman                   $34,591         None            $38,500
Trustee

Dwight E. Vicks, Jr.                  $38,184         None            $42,500
Chairman and Trustee

Donald B. Miller**                    $34,574         None            $38,500
Trustee

Rev. Louis DeThomasis                 $34,591         None            $38,500
Trustee

John T. O'Neill                       $36,837         None            $41,000
President, Treasurer
and Trustee

James M. Seed**                       $34,574         None            $38,500
Trustee


______________________

*        The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy
         Fund II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                     ADVISORY, ADMINISTRATION, CUSTODIAN AND
                           TRANSFER AGENCY AGREEMENTS

         Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.


         For the fiscal year ended October 31, 1997, Fleet received advisory fees of $497,713, $251,050, $1,473,550 and $2,668,193 with respect to the
Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively, and reimbursed expenses of $62,664, $54,862, $103,101 and $306,295 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.


         For the period from December 4, 1995 to October 31, 1996, Fleet received advisory fees of $386,073, $154,616, $1,143,059 and $1,790,255 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively, and reimbursed expenses of $93,862, $90,548, $63,394 and $99,656 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.

         For the period from November 1, 1995 to December 3, 1995, Shawmut Bank, N.A. ("Shawmut"), the investment adviser for the Predecessor Funds, earned the following advisory fees: $43,242, $17,003, $128,152 and $207,833 with respect to the Predecessor Connecticut Municipal Money Market Fund, Predecessor Massachusetts Municipal Money Market Fund, Predecessor Small Cap Value Fund and Predecessor Growth and Income Fund, respectively.

         For the fiscal year ended October 31, 1995, Shawmut earned the following advisory fees: Predecessor Connecticut Municipal Money Market Fund, $544,556, of which $177,977 was voluntarily waived and $35,932 was reimbursed in expenses; Predecessor Massachusetts Municipal Money Market Fund, $168,602, of which $108,318 was voluntarily waived and $46,320 was reimbursed in expenses; Predecessor Growth and Income Fund, $2,067,505, of which $365,382 was voluntarily waived; and Predecessor Small Cap Value Fund, $1,304,952, of which $304,915 was voluntarily waived.

         The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         Fleet Bank, an affiliate of Fleet, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Equity Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and Investor Services Group, Fleet will be paid $21.00 per year for each defined contribution plan participant sub-account. As of October 31, 1997, there were approximately 15,893 defined contribution plan participant sub-accounts invested in Trust Shares of the Equity Funds; thus it is expected that Fleet Bank will receive annually $ 333,753 for sub-account services. Investor Services Group bears this expense directly, and shareholders of Trust Shares of the Equity Funds bear this expense indirectly through fees paid to Investor Services Group for transfer agency services.


         Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records and generally assists in all aspects of Galaxy's operations.

         Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.


         For the fiscal year ended October 31, 1997, Investor Services Group received administration fees of $101,578, $51,212, $160,350 and $290,324 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.


         For the period December 4, 1995 through October 31, 1996, Investor Services Group received administration fees of $81,178, $32,643, $129,101 and $203,187 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.

         For the period from November 1, 1995 to December 3, 1995, Federated Administrative Services ("Federated"), a subsidiary of Federated Investors, served as administrator of the Predecessor Funds and earned the following administrative fees: Predecessor Connecticut Municipal Money Market Fund, $12,973, none of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $5,101, none of which was voluntarily waived; Predecessor Small Cap Value Fund, $19,223, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $31,175, none of which was voluntarily waived.

         For the fiscal year ended October 31, 1995, Federated earned the following administrative fees: Predecessor Connecticut Municipal Money Market Fund, $109,347, none of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $50,000, none of which was voluntarily waived; Predecessor Small Cap Value Fund, $131,149, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $207,280, none of which was voluntarily waived.


         CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Equity Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Money Market Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         Transactions in equity securities on U.S. stock exchanges for the Equity Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.


         For the fiscal year ended October 31, 1997, the Growth and Income and Small Cap Value Funds paid $851,919 and $173,335, respectively, in brokerage commissions on brokerage transactions.


         For the period December 4, 1995 through October 31, 1996, the Growth and Income and Small Cap Value Funds paid $398,181 and $118,396, respectively, in brokerage commissions on brokerage transactions. For the fiscal year ended October 31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $250,125 and $58,543, respectively, in brokerage commissions on brokerage transactions.

         The Equity Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Money Market Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of either of these Funds.

         In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.


         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1997, (i) the Growth and Income Fund held 42,000 shares of common stock of Chase Manhattan Corp. (value $4,845,750) and 39,000 shares of common stock of J.P. Morgan & Co. Inc. (value $4,280,250), Chase Manhattan & J.P. Morgan are considered "regular broker dealers" of Galaxy. Chase Manhattan Corp. and J.P. Morgan & Co., Inc. are the parents of Chase Securities, Inc. and J.P. Morgan respectively.

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                            SHAREHOLDER SERVICES PLAN


         As stated in the Prospectuses for the Funds, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of the Equity Funds and shares of the Money Market Funds. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

         Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan described above requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds (shares of the Money Market Funds) on any day do not exceed the income to be accrued to such shares on that day.


         For the fiscal year ended October 31, 1997, payments to Service Organizations totaled $111,361 with respect to shares of the Connecticut Municipal Money Market Fund, $58,905 with respect to shares of the Massachusetts Municipal Money Market Fund, $324,069 with respect to Retail A Shares of the Growth and Income Fund, and $130,739 with respect to Retail A Shares of the Small Cap Value Fund.


         For the period December 4, 1995 through October 31, 1996, payments to Service Organizations totaled $104,877 with respect to shares of the Connecticut Municipal Money Market Fund, $38,441 with respect to shares of the Massachusetts Municipal Money Market Fund, $154,838 with respect to Retail A Shares of the

Growth and Income Fund, and $79,503 with respect to Retail A Shares of the Small Cap Value Fund.

         Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of the Equity Funds and shares of the Money Market Funds. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Equity Funds and shares of the Money Market Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Growth and Income Fund. The 12b-1 Plan is described in the applicable Prospectus.

         Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to such Fund's outstanding Retail B Shares which are owned of record or beneficially by that

Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Growth and Income Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of the Growth and Income Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

         For the fiscal year ended October 31, 1997, Retail B Shares of the Growth and Income Fund bore $122,300 in distribution fees and $54,046 in shareholder servicing fees under the 12b-1 Plan. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

         For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Growth and Income Fund bore $7,070 in distribution fees and $3,263 in shareholder servicing fees under the 12b-1 Plan. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Growth and Income Fund and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the

Disinterested Trustees and is terminable at any time with respect to the Growth and Income Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of the Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.

         Investment Shares of the Predecessor Funds were subject to a Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Shawmut Plan"). The Shawmut Plan permitted the payment of fees to administrators (including broker/dealers and depository institutions such as commercial banks and savings and loan associations) for distribution and administrative services. The Shawmut Plan was designed to stimulate administrators to provide distribution and administrative support services to the Predecessor Funds and their shareholders.

         For the fiscal year ended October 31, 1995, the Predecessor Connecticut Municipal Money Market Fund paid $377,953 in 12b-1 fees, of which $188,976 was voluntarily waived. During the same period, the Predecessor Massachusetts Municipal Money Market Fund did not accrue 12b-1 fees. For the fiscal year ended October 31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $166,932 and $111,535, respectively, in 12b-1 fees, of which $83,466 and $55,768, respectively, was voluntarily waived.


                                   DISTRIBUTOR

         First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's Distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1998, and will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Equity Funds as described in the applicable Prospectus. For the fiscal year ended October 31, 1997, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Growth and Income Fund -- $988,216; and Small Cap Value Fund -- $300,152. For the period December 4, 1995 through October 31, 1996, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Growth and Income Fund -- $279,670; and Small Cap Value Fund -- $34,022. During these periods, FD Distrbutors and affiliates of Fleet retained fees of $0 and $988,216 for the Growth and Income Fund and $0 and $300,152 for the Small Cap Value Fund, respectively.


         FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Growth and Income Fund. For the fiscal year ended October 31, 1997, FD Distributors received $49,278 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Growth and Income Fund. All such amounts were paid over to affiliates of Fleet. For the period from March 4, 1996 (date of the initial public offering of Retail B Shares) through October 31, 1996, FD Distributors received $2,815 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Growth and Income Fund. All such amounts were paid over to affiliates of Fleet.

         The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:


                                                                   Brokerage
                              Net            Compensation         Commissions
                          Underwriting       on Redemption       in Connection
                         Discounts and            and              with Fund            Other
            Fund         Commissions(1)      Repurchase(2)       Transactions      Compensation(3)
            ----         --------------      -------------       ------------      ---------------
Connecticut                   N/A                N/A              $   0                $121,294
Municipal Money
Market

Massachusetts                 N/A                N/A              $   0                $ 59,621
Municipal Money
Market

Growth and Income         $1,037,494           $49,278            $   0                $122,722

Small Cap Value           $  300,152             N/A                                   $458,524

----------------------


(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996 which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).


                                    AUDITORS

         Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachussetts 02109, serve as auditors to Galaxy. The financial highlights for the Funds for the fiscal year ended October 31, 1997 including in their Prospectuses and the financial statements for the fiscal year ended October 31, 1997 contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information have been audited by Coopers & Lybrand L.L.P. for the period included in their report which appears therein.

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard, Cityplace, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities.

                        PERFORMANCE AND YIELD INFORMATION

YIELD QUOTATIONS -- CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

         The standardized, annualized seven-day yields for the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) analyzing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The current yield for the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may be obtained by calling FD Distributors at the telephone numbers provided on the cover page of the applicable Prospectus. For the seven-day period ended October 31, 1997, the annualized and effective yields of the Connecticut Municipal Money Market Fund were 3.00% and 3.05%, respectively. For the seven-day period ended October 31, 1997, the annualized and effective yields of the Massachusetts Municipal Money Market Fund were 2.96% and 3.00%, respectively.


         In addition, the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield for a Fund is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds assume a 32.50% and 40.00% respective combined federal and state tax rate and indicate what each Fund would have had to earn to equal its actual yield, assuming that income earned by the Fund is 100% tax-exempt. The tax-equivalent yields for the Connecticut Municipal Money
Market Fund and Massachusetts Municipal Money Market Fund, for the seven-day period ended October 31, 1997 were 4.44% and 4.93%, respectively.



TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

     The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Funds' respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut and Massachusetts.(1) As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

     The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 1997. These are not indicators of past or future performance of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds.

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

     Connecticut Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase out of exemptions or credits, itemized deductions or the possible partial disallowance of deductions.

     Investors are urged to consult their own tax advisors as to these matters.

---------------------
1. Some portion of either Fund's income may be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes.


                          TAXABLE YIELD EQUIVALENT FOR 1997
                                 STATE OF CONNECTICUT

--------------------------------------------------------------------------------------------------
Federal Tax Bracket:
              15.00%           28.00%           31.00%            36.00%             39.60%
Combined Federal and State:
              19.50%           32.50%           35.50%            40.50%             44.10%
--------------------------------------------------------------------------------------------------
Joint
Return:       $1-41,200        $41,201-99,600   $99,601-151,750   $151,751-271,050   Over $271,050

Single
Return:       $1-24,650        $24,651-59,750   $59,751-124,650   $124,651-271,050   Over $271,050
--------------------------------------------------------------------------------------------------
Tax-Exempt
 Yield:

                            Taxable Yield Equivalent
--------------------------------------------------------------------------------------------------
1.50%         1.86%            2.22%            2.33%              2.52%              2.68%
2.00%         2.48%            2.96%            3.10%              3.36%              3.58%
2.50%         3.11%            3.70%            3.88%              4.20%              4.47%
3.00%         3.73%            4.44%            4.65%              5.04%              5.37%
3.50%         4.35%            5.19%            5.43%              5.88%              6.26%
4.00%         4.97%            5.93%            6.20%              6.72%              7.16%
4.50%         5.59%            6.67%            6.98%              7.56%              8.05%
5.00%         6.21%            7.41%            7.75%              8.40%              8.94%
5.50%         6.83%            8.15%            8.53%              9.24%              9.84%
6.00%         7.45%            8.89%            9.30%             10.08%             10.73%
--------------------------------------------------------------------------------------------------

                      TAXABLE YIELD EQUIVALENT FOR 1997
                            STATE OF MASSACHUSETTS

--------------------------------------------------------------------------------------------------
Federal Tax Bracket:
              15.00%           28.00%           31.00%            36.00%             39.60%

Combined Federal and State:
              27.00%           40.00%           43.00%            48.00%             51.60%

Joint
Return:       $1-38,000        $38,001-91,850   $91,851-140,000   $140,001-250,000   Over $250,000

Single
Return:       $1-22,750        $22,751-55,100   $55,101-115,000   $115,001-250,000   Over $250,000

Tax-Exempt
 Yield:
                           Taxable Yield Equivalent

 1.50%        2.05%             2.50%            2.63%              2.88%             3.10%
 2.00%        2.74%             3.33%            3.51%              3.85%             4.13%
 2.50%        3.42%             4.17%            4.39%              4.81%             5.17%
 3.00%        4.11%             5.00%            5.26%              5.77%             6.20%
 3.50%        4.79%             5.83%            6.14%              6.73%             7.23%
 4.00%        5.48%             6.67%            7.02%              7.69%             8.26%
 4.50%        6.16%             7.50%            7.89%              8.65%             9.30%
 5.00%        6.85%             8.33%            8.77%              9.62%            10.33%
 5.50%        7.53%             9.17%            9.65%             10.58%            11.36%
 6.00%        8.22%            10.00%           10.53%             11.54%            12.40%



YIELD AND PERFORMANCE OF THE GROWTH AND INCOME AND SMALL CAP VALUE FUNDS

        The Growth and Income and Small Cap Value Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                       a - b      6
                          YIELD = 2[( ------- +1 )  - 1]
                                        cd

Where:           a =      dividends and interest earned by a
                          Fund during the period;

                 b =      expenses accrued for the period
                          (net of reimbursements);

                 c =      average daily number of shares
                          outstanding during the period,
                          entitled to receive dividends; and

                 d =      maximum offering price per share on
                          the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). The Funds' maximum offering price per Retail A Share for purposes of the formula will include the maximum sales load imposed by the Funds -- currently 3.75% of the per share offering price.

        Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

        With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

        Based on the foregoing calculations, for the 30-day period ended October 31, 1997, (i) the yields for Retail A Shares of the Growth and Income and Small Cap Value Funds were 1.00% and -0.17%, respectively, (ii) the yield for Retail B Shares of the

Growth and Income Fund was 0.24%, and (iii) the 30-day yields for Trust Shares of the Growth and Income Fund and Small Cap Value Fund were 1.24% and
0.21%, respectively.

        Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      ERV 1/n
                               T = [(-----) - 1]
                                       P

        Where:            T =      average annual total return;

                        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                          P = hypothetical initial payment of $1,000 less any applicable sales charge; and

                          n = period covered by the computation, expressed in years.

        Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                               ERV
Aggregate Total Return =    [(-----) - 1]
                                P


        The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date (reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Equity Funds' Retail A Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Retail A Shares or redemptions of Retail B Shares.

        The average annual total returns for the one-year period ended October 31, 1997 and for the period from February 12, 1993 (date of initial public offering) to October 31, 1997 were 25.20% and 17.22%, respectively, for Retail A Shares of the Growth and Income Fund and 38.24% and 20.22%, respectively, for Retail A Shares of the Small Cap Value Fund. The average annual total returns for the one-year period ended October 31, 1997 and for the period from December 14, 1992 (date of initial public offering) to October 31, 1997 were 30.43% and 17.85%, respectively, for Trust Shares of the Growth and Income Fund, and 44.08% and 20.70%, respectively, for Trust Shares of the Small Cap Value Fund.


        The aggregate total returns for Retail A Shares of the Growth and Income Fund and Small Cap Value Fund for the period from February 12, 1993 (date of initial public offering) to October 31, 1997 were 111.56% and 138.24%, respectively. The aggregate total returns for Trust Shares of the Growth and Income Fund and Small Cap Value Fund for the period December 14, 1992 (date of initial public offering) to October 31, 1997 were 122.84% and 150.38%, respectively.


        The average annual total return for the one-year period ended October 31, 1997 and for the period from March 4, 1996 (date of initial public offering) to October 31, 1997 were 24.11% and 19.24%, respectively, for Retail B Shares of the Growth and Income Fund. The aggregate total return for Retail B Shares of the Growth and Income Fund for the period from March 4, 1996
(date of initial public offering) to October 31, 1997 was 33.93%.

        As stated in the Funds' Prospectuses, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.


                                  MISCELLANEOUS

        As used in the Prospectuses, "assets belonging to a Fund" or "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular Fund or that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Fund or series of a Fund, assets belonging to the particular Fund or series of the Fund are charged with the direct liabilities in respect of that Fund or series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%);
Wilbur J. Wade, Jr., 122 Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72
Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201 College Street, Springfield, MA 01109, Account 05100388896, (12.97%).



                              FINANCIAL STATEMENTS

       Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports (the "Financial Statements") are incorporated herein by reference into this Statement of Additional Information. The Financial Statements included in the Annual Reports for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, Coopers & Lybrand L.L.P., whose reports thereon also appear in such Annual Reports and are incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         The Shawmut Funds' Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended October 31, 1995 has been filed with the Securities and Exchange

Commission. The financial statements in such Annual Report (the "Shawmut Financial Statements") are incorporated into this Statement of Additional Information. The Shawmut Financial Statements included in the Annual Report for the Predecessor Funds for the fiscal year ended October 31, 1995 were audited by other auditors. The Shawmut Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon the report of other auditors as independent accountants given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

         The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Thomson BankWatch ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

         The five highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A, BBB and BB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Securities that are rated BB are considered to be below investment grade but are deemed likely to meet obligations when due. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The five highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB bonds are considered to be speculative investments and represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for issues not in default.

         The five highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, such bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The five highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A, Baa and Ba. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba provide questionable protection of interest and principal and indicate some speculative elements. Moody's may modify a rating of Aa, A, Baa or Ba by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.




CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment.

Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

         Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of

Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.




         Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

         A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                   APPENDIX B

         As stated in the applicable Prospectuses, the Growth and Income and Small Cap Value Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.       INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Equity Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Equity Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                 THE GALAXY FUND

                       Statement of Additional Information

                              Short-Term Bond Fund

                       Intermediate Government Income Fund

                             High Quality Bond Fund

                               Corporate Bond Fund

                              Tax-Exempt Bond Fund

                         New Jersey Municipal Bond Fund

                          New York Municipal Bond Fund

                         Connecticut Municipal Bond Fund

                        Massachusetts Municipal Bond Fund

                        Rhode Island Municipal Bond Fund




                               February 28, 1998

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for the Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, each dated February 28, 1998, of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581 or by calling Galaxy at 1-800-628-0414.


         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                TABLE OF CONTENTS

                                                                            PAGE

THE GALAXY FUND .........................................................     1
INVESTMENT OBJECTIVES AND POLICIES ......................................     1
     Variable and Floating Rate Obligations .............................     1
     Bank Obligations ...................................................     1
     Asset-Backed Securities ............................................     1
     Municipal Securities ...............................................     2
     When-Issued Securities and Forward Commitment and
     Delayed Settlement Transactions ....................................     5
     Stand-By Commitments ...............................................     5
     Repurchase Agreements; Reverse Repurchase Agreements;
     Loans of Portfolio Securities ......................................     6
     U.S. Government Securities .........................................     7
     Derivative Securities ..............................................     7
     Foreign Currency Exchange Transactions .............................     7
     Special Considerations Relating to New York Municipal
     Securities .........................................................    11
     Special Considerations Relating to Connecticut
     Municipal Securities ...............................................    27
     Additional Investment Limitations ..................................    31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ..........................    33
DESCRIPTION OF SHARES ...................................................    36
ADDITIONAL INFORMATION CONCERNING TAXES .................................    38
     In General .........................................................    38
     Tax-Exempt Bond Funds ..............................................    40
     Taxable Bond Funds .................................................    41
     Taxation of Certain Financial Instruments ..........................    42
     State Taxation .....................................................    45
TRUSTEES AND OFFICERS ...................................................    45
     Shareholder and Trustee Liability ..................................    49
ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY
AGREEMENTS ..............................................................    50
     Custodian and Transfer Agent .......................................    54
PORTFOLIO TRANSACTIONS ..................................................    55
SHAREHOLDER SERVICES PLAN ...............................................    56
DISTRIBUTION AND SERVICES PLAN ..........................................    57
DISTRIBUTOR .............................................................    59
AUDITORS ................................................................    61
COUNSEL .................................................................    62
PERFORMANCE AND YIELD INFORMATION .......................................    62

     Yield and Performance of the Funds .................................    62
     Tax-Equivalency Tables - New Jersey Municipal Bond and New York
     Municipal Bond Funds

MISCELLANEOUS ...........................................................    68
FINANCIAL STATEMENTS.....................................................    69

APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1

                                 THE GALAXY FUND


         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-seven investment portfolios.

         This Statement of Additional Information relates to ten of those investment portfolios: the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund and Corporate Bond Fund (the "Taxable Bond Funds"), and the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York
Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (the "Tax-Exempt Bond Funds", and collectively with the Taxable Bond Funds, the "Funds"). This Statement of Additional Information provides additional investment information with respect to all Funds and should be read in conjunction with the current Prospectuses.


                       INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments as described in their Prospectuses. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Long-term variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

BANK OBLIGATIONS

         Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MUNICIPAL SECURITIES

         Municipal Securities acquired by the Tax-Exempt Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal categories of Municipal Securities include "general obligation" and "revenue" issues. The Tax-Exempt Bond Funds' portfolios may also include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), described in the Prospectus for each Tax-Exempt Bond Fund and in Appendix A hereto, represent such rating services' opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Tax-Exempt Bond Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

         The payment of principal and interest on most Municipal Securities purchased by the Tax-Exempt Bond Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Tax-Exempt Bond Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Tax-Exempt Bond Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Exempt Bond Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus for each Fund.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Bond Funds and the liquidity and value of their respective portfolios. In such an event, each Tax-Exempt Bond Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Bond Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         The Taxable Bond Funds may also invest in Municipal Securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT AND DELAYED SETTLEMENT
TRANSACTIONS

         When a Fund agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase "forward commitments," commitments to purchase "when-issued" securities or commitments to purchase securities on a "delayed settlement" basis exceeded 25% of the value of its assets.

         When a Fund engages in "when-issued," "forward commitment" or "delayed settlement" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of "when-issued" securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

         Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

         Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities that are acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

         A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Funds will acquire stand-by commitments solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining a Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

         Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").

         Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

DERIVATIVE SECURITIES

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Short-Term Bond and Corporate Bond Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Short-Term Bond and Corporate Bond Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

         The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Bond Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The State has experienced a gradual economic recovery in the past five years. While unemployment in manufacturing has declined, employment gains have been recorded in business services, construction and retail sectors. Business investment expenditures and consumer spending have also increased substantially in the State as well as in the Nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the New Jersey Municipal Bond Fund may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (1) several labor unions have challenged 1994 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of millions of dollars in public employer contributions to the State and significant ongoing annual savings to the State; (ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (iv) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (v) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (vi) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees: (vii) the New Jersey Hospital Association has filed a constitutional challenge to the State's failure to provide funding for charity care costs, while requiring hospitals to treat all patients without ability to pay; (viii) the Education Law Center filed a motion compelling the State to close the spending gap between poor urban school districts and wealthy rural school districts; (ix) a group of insurance companies have filed a constitutional challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (x) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (xi) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act;

(xii) several suits have been filed against the State in federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (xiii) a class action has been filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles; and
(xiv) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997.

         Although the New Jersey Municipal Bond Fund generally intends to invest its assets primarily in New Jersey Municipal Securities rated within the four highest rating categories assigned by S&P or Moody's, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

         Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "AA1" by Moody's.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


              Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

              STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.


              The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially.

          Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

              There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

              STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all monies and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

              The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

          The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

              The 1997-98 State Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

              The 1997-98 adopted budget includes multi-year reductions, including a State-funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.


              Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

              On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

          The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

          The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

          The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

          The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

          Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

              The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in the 1997-98 State Financial Plan, and those projections may be changed materially and adversely from time to time.

              In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

              RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


          The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.

          The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF"), and a $65 million balance in the Contingency Reserve Fund ("CRF").

          As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.

              DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

              The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of its authorities and public benefit corporations ("Authorities"). Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

              The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

              In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

              In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

              On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. See Appendix "A" for an explanation of bond ratings. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

              The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.


          The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

          As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

              New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

              LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) an action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes; (8) an action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for disabled children; (11) an action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.

              Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal year 1996-97, $193 million in fiscal year 1997-98, peaking at $241 million in fiscal year 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of STATE OF DELAWARE V. STATE OF NEW YORK, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain monies held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

              The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

              Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

              AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

              Authorities are generally supported by revenues generated by the projects they finance or operate, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

              NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.





              In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

             On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 3, 1998, S&P placed a BBB+ rating on the City's general obligation debit on CreditWatch with positive implications.

              New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

              Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.


              On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the

Board of Education ("BOE") and the CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP.

          The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

          The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

          In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

          The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

              Since the preparation of the 1998-2001 Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget (1) enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the Financial Plan, which will increase projected City sales tax revenues; (2) provided for State aid to the City which was less than assumed in the Financial Plan; and enacted a State-funded tax relief program which begins a year later than reflected in the financial plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 are expected to increase tax revenues in the 1998 fiscal year.

              Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

              The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

              Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

              The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

              The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

              Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

              Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

              Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

              Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 State budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

              Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units, other than New York City, authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

              From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL
SECURITIES

         The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of this State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

         The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

         Manufacturing has historically been of prime economic importance to Connecticut. The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical machinery. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.

         The annual average unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1987 to 1996, rising from $21,592 to $33,875. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns.

         At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the six fiscal years ended June 30, 1997, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, and $262,600,000,
respectively. General Fund budgets for the biennium ending June 30, 1999, were adopted in 1997. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-1998 and
1998-1999 fiscal years, respectively, an increase of more than 35% from the budgeted expenditures of approximately $7,008,000,000 for the 1991-1992 fiscal year.

         During 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $157,055,000 were outstanding as of December 1, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999.

         The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 1, 1997, the State had authorized direct general obligation bond indebtedness totaling $11,460,239,000, of which $10,159,950,000 had been approved for issuance by the State Bond Commission and $9,181,272,000 had been issued. As of December 1, 1997, State direct general obligation indebtedness outstanding was $6,475,986,251.

         In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University is authorized to issue $962,000,000 bonds to finance the improvements. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382,000,000 for the four fiscal years ending June 30, 1999, and $580,000,000 for the six fiscal years ending June 30, 2005.

         In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of February 4, 1998, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,000,900,000.

         In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2002, is currently estimated to be $12.3 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

         As of December 1, 1997, the General Assembly had authorized $4,302,700,000 of such STO bonds, of which $3,894,700,000 new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

         The State's general obligation bonds are rated AA- by Standard & Poor's and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

         The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) litigation involving claims by Indian tribes to a portion of the State's land area.

         As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

         General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

         In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

         The U.S. Census Bureau reports that, at the time of the 1990 census, Connecticut's capital city of Hartford was the eighth poorest city in the nation based on the percentage of its residents living in poverty; the same report indicates that four of Connecticut's largest cities ranked among the 130 poorest cities in the nation by the same measure.

         Regional economic difficulties, reduction in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

ADDITIONAL INVESTMENT LIMITATIONS

         In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

         Each Fund may not:

         1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Purchase or sell real estate; except that each Taxable Bond Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; and except that each Tax-Exempt Bond Fund may invest in Municipal Securities secured by real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

         4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Tax-Exempt Bond Funds may enter into municipal bond index futures contracts, and each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund and Corporate Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

         5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

         6. Invest in companies for the purpose of exercising management or control.

         7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

In addition to the above limitations:

         8. The Tax-Exempt Bond Funds may not invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         9. The Funds, with the exception of the Short-Term Bond and Corporate Bond Funds, may not purchase foreign securities, except that the Intermediate Government Income and High Quality Bond Funds and the Tax-Exempt Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the applicable Prospectuses, Retail A Shares of the Funds and Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds ("CDSC Funds") are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, Retail A Shares of the Funds and Retail B Shares of the CDSC Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). As described in the applicable Prospectuses, Trust Shares in the Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and with respect to the Taxable Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund are also offered to Direct Investors and Customers of Institutions.

         Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectuses. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. Retail B Shares of the CDSC Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable prospectuses.

         Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the applicable Prospectuses. An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1997 (with respect to the Corporate Bond Fund and New Jersey Municipal Bond Fund, based on the projected value of each Fund's net assets and the projected number of outstanding Retail A Shares of each Fund on the date such Shares are first offered for sale to public investors) and the maximum front-end sales charge of 3.75%, is as follows:

                                                            Intermediate
                                 Short-Term               Government Income
                                  Bond Fund                      Fund
                                ------------              -----------------
Net Assets ...............      $ 27,961,156              $      65,625,765

Outstanding Shares .......         2,793,617                      6,443,770

Net Asset Value Per
Share ....................      $      10.01              $           10.18

Sales Charge (3.75% of
the offering price) ......      $       0.39              $            0.40

Offering Price to Public..      $      10.40              $           10.58


                                High Quality
                                  Bond Fund
                                ------------
Net Assets ...............      $ 27,950,038

Outstanding Shares .......         2,611,095

Net Asset Value Per
Share ....................      $      10.70

Sales Charge (3.75% of
the offering price) ......      $       0.42

Offering Price to Public..      $      11.12


                                Tax-Exempt         New Jersey Municipal
                                Bond Fund               Bond Fund
                               -----------         --------------------
Net Assets ..............      $25,465,173             $11,651,460

Outstanding Shares.......        2,302,321               1,165,146

Net Asset Value Per
Share ...................      $     11.06             $     10.00

Sales Charge (3.75% of
the offering price) .....      $      0.43             $      0.39

Offering Price to
Public ..................      $     11.49             $     10.39



                             New York Municipal     Connecticut Municipal
                                 Bond Fund                Bond Fund
                             ------------------     ---------------------
Net Assets ..............    $       38,434,009     $          23,354,832

Outstanding Shares.......             3,464,721                 2,230,405

Net Asset Value Per
Share ...................    $            11.09     $               10.47

Sales Charge (3.75% of
the offering price) .....    $             0.43     $                0.41

Offering Price to
Public ..................    $            11.52     $               10.88



                               Massachusetts         Rhode Island
                              Municipal Bond           Municipal
                                   Fund                Bond Fund
                              --------------         ------------
Net Assets ..............     $   33,318,466         $ 17,134,415

Outstanding Shares.......          3,250,152            1,571,137

Net Asset Value Per
Share ...................     $        10.25         $      10.91

Sales Charge (3.75% of
the offering price) .....     $         0.40         $       0.43

Offering Price to
Public ..................     $        10.65         $      11.34


         If the Board of Trustees determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.

                              DESCRIPTION OF SHARES

         Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of shares, each representing interests in one of twenty-seven separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Growth and Income Fund, Small Cap Value Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Funds (plus a third series of shares, i.e. Retail B Shares, of the CDSC

Funds) are offered under separate Prospectuses to different categories of investors.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund), the Distribution and Services Plan for Retail B Shares of a CDSC Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and each CDSC Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a CDSC Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         Substantially all of each Fund's net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gain, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares. Such long-term cpaital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain.

         Each Fund will designate the tax status of any distribution in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% (for gains on capital assets held more than 18 months) or 28% (for gains on capital assets held more than 12 months, but not more than 18 months). For corporations, long term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calender year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the 1-year period ending on October 31 of such calender year. The balance of such income must be distributed during the next calender year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding for prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient."


TAX-EXEMPT BOND FUNDS

         As stated in the Prospectuses for the Tax-Exempt Bond Funds, an investment in the respective Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Tax-Exempt Bond Funds to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

         Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be disallowed to the extent of the exempt dividends received with respect to the shares.


TAXABLE BOND FUNDS

         Income received by the Taxable Bond Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders, and each shareholder would be entitled either
(i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) if the shareholder itemizes deductions, to deduct such portion from their U.S taxable income, if any, should the shareholder so choose. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.


TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, and on the income or gain qualifying under the Income Requirement.

         Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Taxable Bond Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell related options, and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions that are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

         A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

         The Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

STATE TAXATION

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                              TRUSTEES AND OFFICERS

         The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                  Positions           Principal Occupations
                                  with The            During Past 5 Years
Name and Address                  Galaxy Fund         and Other Affiliations
----------------                  -----------         ----------------------

Dwight E. Vicks, Jr.              Chairman &          President & Director,
Vicks Lithograph &                Trustee             Vicks Lithograph &
  Printing Corporation                                Printing Corporation
Commercial Drive                                      (book manufacturing and
P.O. Box 270                                          commercial printing);
Yorkville, NY 13495                                   Director, Utica Fire
Age 64                                                Insurance Company;
                                                      Trustee, Savings Bank of
                                                      Utica; Director, Monitor
                                                      Life Insurance Company;
                                                      Director, Commercial
                                                      Travelers Mutual
                                                      Insurance Company;
                                                      Trustee, The Galaxy VIP
                                                      Fund; Trustee, Galaxy
                                                      Fund II.

John T. O'Neill(1)                President,          Executive Vice President
Hasbro, Inc.                      Treasurer &         and CFO, Hasbro, Inc.
200 Narragansett                  Trustee             (toy and game
  Park Drive                                          manufacturer);
Pawtucket, RI 02862                                   Trustee, The Galaxy
Age 53                                                VIP Fund; Trustee, Galaxy
                                                      Fund II.

Louis DeThomasis                  Trustee             President, Saint Mary's
Saint Mary's College                                  College of Minnesota;
  of Minnesota                                        Director, Bright Day
Winona, MN 55987                                      Travel, Inc.; Trustee,
Age 57                                                Religious Communities
                                                      Trust; Trustee, The
                                                      Galaxy VIP Fund; Trustee,
                                                      Galaxy Fund II.

                                  Positions           Principal Occupations
                                  with The            During Past 5 Years
Name and Address                  Galaxy Fund         and Other Affiliations
----------------                  -----------         ----------------------


Donald B. Miller                  Trustee             Chairman, Horizon Media,
10725 Quail Covey Road                                Inc. (broadcast
Boynton Beach, FL                                     services);
33436                                                 Director/Trustee,
Age 72                                                Lexington Funds; Chairman,
                                                      Executive Committee,
                                                      Compton International,
                                                      Inc. (advertising
                                                      agency); Trustee, Keuka
                                                      College; Trustee, The
                                                      Galaxy VIP Fund; Trustee,
                                                      Galaxy Fund II.

James M. Seed                     Trustee             Chairman and President,
The Astra Ventures,                                   The Astra Projects,
 Inc.                                                 Incorporated (land
One Citizens Plaza                                    development); President,
Providence, RI 02903                                  The Astra Ventures,
Age 56                                                Incorporated (previously,
                                                      Buffinton Box Company
                                                      manufacturer of cardboard
                                                      boxes); Trustee, The
                                                      Galaxy VIP Fund;
                                                      Commissioner, Rhode
                                                      Island Investment
                                                      Commission; Trustee,
                                                      Galaxy Fund II.

Bradford S. Wellman(1)            Trustee             Private Investor;
2468 Ohio Street                                      Vice President and
Bangor, ME 04401                                      Director, Acadia
Age 66                                                Management Company
                                                      (investment services);
                                                      Director, Essex County
                                                      Gas Company, until
                                                      January 1994; Director,
                                                      Maine Mutual Fire
                                                      Insurance Co.; Member,
                                                      Maine Finance Authority;
                                                      Trustee, The Galaxy VIP
                                                      Fund; Trustee, Galaxy
                                                      Fund II.

                                  Positions           Principal Occupations
                                  with The            During Past 5 Years
Name and Address                  Galaxy Fund         and Other Affiliations
----------------                  -----------         ----------------------

W. Bruce McConnel, III            Secretary           Partner of the law firm
Philadelphia National                                 Drinker Biddle & Reath
  Bank Building                                       LLP, Philadelphia,
1345 Chestnut Street                                  Pennsylvania.
Philadelphia, PA 19107
Age 54

Jylanne Dunne                     Vice                Vice President,
First Data Investor               President           First Data Investor
 Services Group, Inc.             and                 Services Group, Inc.,
4400 Computer Drive               Assistant           1990 to present.
Westboro, MA  01581               Treasurer
Age 38




-------------------------

1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan").

Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.


===============================================================================
                                                Pension or
                                                Retirement             Total
                                                 Benefits          Compensation
                                                Accrued as          from Galaxy
                                 Aggregate        Part of            and Fund
         Name of               Compensation        Fund            Complex*Paid
     Person/Position            from Galaxy      Expenses           to Trustees
-------------------------------------------------------------------------------
Bradford S. Wellman             $  34,591          None             $  38,500
Trustee
-------------------------------------------------------------------------------
Dwight E. Vicks, Jr.            $  38,184          None             $  42,500
Chairman & Trustee
-------------------------------------------------------------------------------
Donald B. Miller**              $  34,574          None             $  38,500
Trustee
-------------------------------------------------------------------------------
Rev. Louis DeThomasis           $  34,591          None             $  38,500
Trustee
-------------------------------------------------------------------------------
John T. O'Neill                 $  36,837          None             $  41,000
President, Treasurer
& Trustee
-------------------------------------------------------------------------------
James M. Seed**                 $  34,574          None             $  38,500
Trustee
===============================================================================


----------------

* The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II.

** Deferred compensation in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                            ADVISORY, ADMINISTRATION,
                    CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

         Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $359,155, $531,062 and $470,347, respectively, with respect to the Short-Term Bond Fund; $1,527,441, $1,653,803 and $1,535,166, respectively, with respect to the
Intermediate Government Income Fund; $818,510, $932,381 and $1,089,506, respectively, with respect to the High Quality Bond Fund; $657,065, $696,116 and $789,598, respectively, with respect to the Tax-Exempt Bond Fund; and $348,654, $360,298 and $351,041, respectively, with respect to the New York Municipal Bond Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet waived advisory fees of $130,602, $193,702 and $171,035, respectively, with respect to the Short-Term Bond Fund; $557,058, $608,385 and $558,241, respectively, with respect to the Intermediate Government Income Fund; $297,640, $339,047 and $396,183, respectively, with respect to the High Quality Bond Fund; $238,933, $253,133 and $287,127, respectively, with respect to the Tax-Exempt Bond Fund; and $126,783, $131,020 and $127,651, respectively, with respect to the New York Municipal Bond Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $65,354, $40,375 and $2,300, respectively, with respect to the Short-Term Bond Fund; $60,356, $0 and $0, respectively, with respect to the Intermediate Government Income Fund; and $34,946, $2,956 and $28,489, respectively, with respect to the High Quality Bond Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $88,394, $62,854 and $73,334, respectively, with respect to the Tax-Exempt Bond Fund; and $107,711, $123,317 and $48,842, respectively, with respect to the New York Municipal Bond Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $31,286, $67,091 and $74,799, respectively, with respect to the Connecticut Municipal Bond Fund; and

$32,245, $78,783 and $102,040, respectively, with respect to the Massachusetts Municipal Bond Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet waived advisory fees of $125,384, $163,904 and $149,599, respectively, with respect to the Connecticut Municipal Bond Fund; and $128,981, $191,624 and $204,080, respectively, with respect to the Massachusetts Municipal Bond Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $1,528, $0 and $0, respectively, with respect to the Connecticut Municipal Bond Fund; and $14,041, $0 and $0, respectively, with respect to the Massachusetts Municipal Bond Fund.

         For the period December 12, 1994 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $171,959, $604,322 and $507,794, respectively, with respect to the Corporate Bond Fund. For the same periods, Fleet waived advisory fees of $62,531, $219,753 and $184,653, respectively, with respect to the Corporate Bond Fund.

         For the period December 20, 1994 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $9,841, $38,943 and $37,641, respectively, with respect to the Rhode Island Municipal Bond Fund.

         For the period December 20, 1994 (commencement of operations) through October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $71,657, $15,079 and $538, respectively, and waived advisory fees of $32,013, $60,030 and $75,284, respectively, with respect to the Rhode Island Municipal Bond Fund.

   The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         Fleet Bank, an affiliate of Fleet, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Taxable Bond Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and Investor Services Group, Fleet Bank will be paid $21.00 per year for each defined contribution plan participant sub-account. As of October 31, 1997, there were approximately 19,492 defined contribution plan participant sub-accounts invested in Trust Shares of the Taxable Bond Funds; thus it is expected that Fleet Bank will receive annually approximately $409,332 for sub-account services. Investor Services Group bears this expense directly, and shareholders of Trust Shares of the Taxable Bond Funds bear this expense indirectly through fees paid to Investor Services Group for transfer agency services.

         Investor Services Group, a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

         Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group acquired all of the assets of 440 Financial Group of Worcester, Inc.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of fee waivers) of $57,153, $82,440 and $69,851, respectively, with respect to the Short-Term Bond Fund; $244,446, $256,059 and $227,963, respectively, with respect to the Intermediate Government Income Fund; $130,250, $143,905 and $161,732, respectively, with respect to the High Quality Bond Fund; $104,560, $108,062 and $117,223, respectively, with respect to the Tax-Exempt Bond Fund and $55,482, $55,624 and $26,292, respectively, with respect to the New York Municipal Bond Fund. During the fiscal year ended October 31, 1997, Investor Services Group waived administration fees of $25,827 for the New York Municipal Bond Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of fee waivers) of $0, $0 and $0, respectively, with respect to the Connecticut Municipal Bond Fund; and $0, $0 and $2,406, respectively, with respect to the Massachusetts Municipal Bond Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors waived administration fees of $39,479, $46,559 and $39,755, respectively, with respect to the Connecticut Municipal Bond Fund; and $39,900, $46,772 and $30,919, respectively, with respect to the Massachusetts Municipal Bond Fund.

         For the period December 12, 1994 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees of $27,410, $93,185 and $75,411, respectively with respect to the Corporate Bond Fund.

         For the period December 20, 1994 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees of $4,830, $11,196 and $12,293, respectively with respect to the Rhode Island Municipal Bond Fund.

CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities;
(v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Short-Term Bond and Corporate Bond Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

         In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During fiscal year ended October 31, 1997, the Galaxy bond funds did not acquire or sell securities of its regular brokers and dealers.

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                            SHAREHOLDER SERVICES PLAN

         As stated in the Prospectuses for each Fund, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

         Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, payments to Service Organizations totaled $45,148, $54,596 and $43,131, respectively, with respect to Retail A Shares of the Short-Term Bond Fund; $122,743, $122,781 and $102,805, respectively, with respect to Retail A Shares of the Intermediate Government Income Fund; $39,826, $45,938 and $35,749, respectively, with respect to Retail A Shares of the High Quality Bond Fund; $47,093, $42,210 and $37,652, respectively, with respect to Retail A Shares of the Tax-Exempt Bond Fund; $60,513, $57,674 and $56,596, respectively, with respect to Retail A Shares of the New York Municipal Bond Fund; $25,383, $36,878 and $32,160, respectively, with respect to Retail A Shares of the Connecticut Municipal Bond Fund; $22,206, $38,823 and $40,842, respectively, with respect to Retail A Shares of the Massachusetts Municipal Bond Fund; and $0, $0 and $0, respectively, with respect to Retail A Shares of the Rhode Island Municipal Bond Fund. As of the date of this Statement of Additional Information, Galaxy has not offered Retail A Shares of the Corporate Bond and New Jersey Municipal Bond Funds.

         Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds. The 12b-1 Plan is described in the applicable Prospectuses.

         Under the 12b-1 Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Funds' outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .15% (annualized) and .15% (annualized), respectively, of the average daily net assets attributable to each such Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

         For the fiscal year ended October 31, 1997, Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $3,443 in distribution fees and $788 in shareholder servicing fees with respect to Retail B Shares of the Short-Term Bond Fund; $7,645 in distribution fees and $1,729 in shareholder servicing fees with respect to Retail B Shares of the High Quality Bond Fund; and $7,788 in distribution fees and $1,784 in shareholder servicing fees with respect to Retail B Shares of the Tax-Exempt Bond Fund. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers. For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Short-Term Bond, High Quality Bond and
Tax-Exempt Bond Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $822 in distribution fees and $190 in shareholder servicing fees with respect to Retail B Shares of the Short-Term Bond Fund; $1,580 in distribution fees and $365 in shareholder servicing fees with respect to Retail B Shares of the High Quality Bond Fund; and $300 in distribution fees and $0 in shareholder servicing fees with respect to Retail
B Shares of the Tax-Exempt Bond Fund. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.


                                   DISTRIBUTOR

         First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1998, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectuses. For the fiscal year ended October 31, 1997, the Distributor received front-end sales charges in connection with Retail A Share purchases as follows: Short-Term Bond Fund -- $15,074; Intermediate Government Income Fund --$28,979; High Quality Bond Fund -- $43,211; Tax-Exempt Bond Fund -- $19,403; New York Municipal Bond Fund -- $49,295; Connecticut Municipal Bond Fund -- $46,322; Massachusetts Municipal Bond Fund -- $140,492; and Rhode Island Municipal Bond Fund -- $22,941. Of these amounts, FD Distributors and affiliates of Fleet retained $0 and $15,074, respectively, with respect to the Short-Term Bond Fund; $0 and $28,979, respectively, with respect to the Intermediate Government Income Fund; $0 and $43,211, respectively, with respect to the High Quality Bond Fund; $0 and $19,403, respectively, with respect to the Tax-Exempt Bond Fund; $0 and $49,295, respectively, with respect to the New York Municipal Bond Fund; $0 and $46,322, respectively, with respect to the Connecticut Municipal Bond Fund; $0 and $140,492, respectively, with respect to the Massachusetts Municipal Bond Fund; and $0 and $22,941, respectively, with respect to the Rhode Island Municipal Bond Fund.

         FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the CDSC Funds. For the fiscal year ended October 31, 1997, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows: Short-Term Bond Fund -- $3,662; High Quality Bond Fund -- $5,970; and Tax-Exempt Bond Fund -- $5,353. All such amounts were paid over to affiliates of Fleet.

         The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:

                                                                  Brokerage
                              Net                               Commissions in
                         Underwriting      Compensation on       Connection
                         Discounts and      Redemption and        with Fund            Other
      Fund               Commissions(1)      Repurchase(2)       Transactions      Compensation(3)
      ----               --------------    ---------------      --------------     ---------------
Short-Term               $    18,735.01    $      3,661.62      $    0             $        49,576
  Bond

Intermediate             $    28,979.34                N/A      $    0             $       105,181
  Government
  Income

High Quality             $    49,180.72    $      5,969.93      $    0             $        49,750
  Bond

Corporate Bond           $            0                N/A      $    0             $             0

Tax-Exempt               $    24,755.31    $      5,352.55      $    0             $        48,104
  Bond

New York                 $    49,295.04                N/A      $    0             $        56,022
  Municipal
  Bond

Connecticut              $    46,322.00                N/A      $    0             $        40,755
  Municipal
  Bond

Massachusetts            $   140,491.67                N/A      $    0             $        33,505
  Municipal
  Bond

Rhode Island             $    22,941.37                N/A      $    0             $             0
  Municipal
  Bond


----------------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996 which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                    AUDITORS

         Coopers & Lybrand L.L.P. independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective

Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Reports to Shareholders and incorporated herein by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by Coopers & Lybrand L.L.P. for the periods included in their report thereon which appears therein.

                                     COUNSEL

         Drinker Biddle & Reath, LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy, will pass upon certain legal matters on its behalf, and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New Jersey Municipal Bond Fund concerning New Jersey taxes and the description of special considerations relating to New Jersey Municipal Securities. The law firm of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Bond Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of Day, Berry & Howard, Cityplace, Hartford, Connecticut 06103-3499 serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Bond Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624 serves as special Massachusetts counsel and special Rhode Island counsel to Galaxy and has reviewed the portion of the Prospectuses with respect to the Massachusetts Municipal Bond Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities and the portion of the Prospectuses with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of Special Considerations relating to Rhode Island Municipal Securities.

                        PERFORMANCE AND YIELD INFORMATION

YIELD AND PERFORMANCE OF THE FUNDS

         The Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                  a - b      6
                    YIELD = 2[( --------- +1)  - 1]
                                    cd

Where:        a =   dividends and interest earned by a
                    Fund during the period;

              b =   expenses accrued for the period
                    (net of reimbursements);

              c =   average daily number of shares
                    outstanding during the period,
                    entitled to receive dividends; and

              d =   maximum offering price per share on
                    the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

         The "tax-equivalent" yield of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds is computed by: (a) dividing the portion of each Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) by dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. The tax-equivalent yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax.

         Based on the foregoing calculation, (i) the standard yields for Retail A Shares of the Short-Term Bond, Intermediate Government Income, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds for the 30-day period ended October 31, 1997 were 4.82%, 5.15%, 5.32%, 3.97%,

4.21%, 3.89%, 4.04% and 4.25%, respectively, and (ii) the tax-equivalent yield for Retail A Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds for the 30-day period ended October 31, 1997 were 5.75%, 6.62%, 5.90%, 6.66% and 7.02%, respectively. Retail A Shares of the Corporate Bond Fund were not offered during the fiscal year ended October 31, 1997. The New Jersey Municipal Bond Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

         Based on the foregoing calculation, (i) the standard yields for Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds for the 30-day period ended October 31, 1997 were 4.35%, 4.95% and 3.48%, respectively, and (ii) the tax-equivalent yield for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 1997 was 5.04%.

         Based on the foregoing calculation, (i) the standard yield for Trust Shares of the Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds for the 30-day period ended October 31, 1997 were 5.26%, 5.65%, 5.65%, 5.73%, 4.36%, 4.59%,
4.25% and 4.34%, respectively, and (ii) the tax-equivalent yield for Trust Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds for the 30-day period ended October 31, 1997 were 6.32%, 7.22%, 6.45% and 7.15%, respectively. Trust Shares of the Rhode Island Municipal Bond Fund were not offered during the fiscal year ended October 31, 1997. The New Jersey Municipal Bond Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

         Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                       ERV  l/n
                                T = [(-----) - 1]
                                        P

         Where:      T =   average annual total return;

                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                     P =   hypothetical initial payment of $1,000; and

                     n = period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                ERV
Aggregate Total Return  =    [(-----) - l]
                                 P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual return and aggregate total returns will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

         Aggregate total return for Retail A Shares of the Intermediate Government Income Fund for the period September 1, 1988 (inception) to October 31, 1997 was 84.83%. From September 1, 1988 (inception) to October 31, 1997, the average annual total return for Retail A Shares of the Intermediate Government Income Fund was 6.93%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Intermediate Government Income Fund were 3.33% and 4.32%, respectively.

         Aggregate total returns for Retail A Shares of the High Quality Bond Fund from December 14, 1990 (inception) to October 31, 1997 was 65.35%. From December 14, 1990 (inception) to October 31, 1997, the average annual total return for Retail A Shares of the High Quality Bond Fund was 7.58%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the High Quality Bond Fund were 4.14% and 6.38%, respectively.

         Aggregate total returns for Retail A Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds from

December 30, 1991 (inception) to October 31, 1997 were 29.95%, 41.53% and 39.54%, respectively. From December 30, 1991 (inception) to October 31, 1997, average annual total returns for Retail A Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 4.59%, 6.13% and 5.88%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 1.67% and 4.32%, 3.46% and 6.25%, and 3.87% and 6.09%, respectively.

         Aggregate total return for Retail A Shares of the Connecticut Municipal Bond Fund from March 16, 1993 (inception) to October 31, 1997 was 23.27%; and for Retail A Shares of the Massachusetts Municipal Bond Fund from March 12, 1993 (inception) to October 31, 1997 was 22.04%. From March 16, 1993 (inception) to October 31, 1997, average annual total return for Retail A Shares of the Connecticut Municipal Bond Fund was 4.63%. From March 12, 1993 (inception) to October 31, 1997, average annual total return for Retail A Shares of the Massachusetts Municipal Bond Fund was 4.39%. For the one-year period ending October 31, 1997, the average annual total returns for Retail A Shares of the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds were 3.76% and 3.85%, respectively.


         Aggregate total return for Retail A Shares of the Rhode Island Municipal Bond Fund from December 20, 1994 (inception) to October 31, 1997 was 21.46%. From December 20, 1994 (inception) to October 31, 1997, average annual total return for Retail A Shares of the Rhode Island Municipal Bond Fund was 7.02%. For the one-year period ended October 31, 1997, the average annual return for Retail A Shares of the Rhode Island Municipal Bond Fund was 3.78%.

         Aggregate total returns for Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds from March 4, 1996 (date of initial public offering) through October 31, 1997 were 3.25%, 4.83% and 3.98%, respectively. From March 4, 1996 (date of initial public offering) through October 31, 1997, average annual total returns for Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds were 1.95%, 2.88% and 2.38%, respectively. For the one-year period ended October 31, 1997, the average annual returns for Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds were -0.01%, 2.59% and 1.83%, respectively.

         Aggregate total return for Trust Shares of the Intermediate Government Income Fund for the period September 1, 1988 (inception) to October 31, 1997 was 93.76%. From September 1, 1988 (inception) to October 31, 1997, average annual total return for Trust Shares of the Intermediate Government Income Fund was 7.48%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Intermediate Government Income Fund were 7.63% and 5.31%, respectively.

         Aggregate total return for Trust Shares of the High Quality Bond Fund from December 14, 1990 (inception) to October 31, 1997 was 72.71%. From December 14, 1990 (inception) to October 31, 1997, average annual total return for Trust Shares of the High Quality Bond Fund was 8.27%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the High Quality Bond Fund were 8.36% and 7.31%, respectively.

         Aggregate total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds from December 30, 1991 (inception) to October 31, 1997 were 35.92%, 48.07% and 45.90%, respectively. From December 30, 1991 (inception) to October 31, 1997, average annual total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 5.40%, 6.96% and 6.69%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 5.77% and 5.26%, 7.75% and 7.21%, and 8.17% and 7.04%, respectively.

         Aggregate total returns for Trust Shares of the Connecticut Municipal Bond Fund from March 16, 1993 (inception) to October 31, 1997 was 28.91% and for Trust Shares of the Massachusetts Municipal Bond Fund from March 12, 1993 (inception) to October 31, 1997 was 27.46%. From March 16, 1993 (inception) to October 31, 1997, the average annual total return for Trust Shares of the Connecticut Municipal Bond Fund was 5.64%. From March 12, 1993 (inception) to October 31, 1997, average annual total return for Trust Shares of the Massachusetts Municipal Bond Fund was 5.37%. For the one-year period ended October 31, 1996, the average annual total returns for Trust Shares of the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds were 8.06% and 8.06%, respectively.

         Aggregate total return for Trust Shares of the Corporate Bond Fund from December 12, 1994 (inception) to October 31, 1997 was 28.58%. From December 12, 1994 (inception) to October 31, 1997, average annual total return for Trust Shares of the Corporate Bond Fund was 9.10%. For the one-year period ended October 31, 1997, the average annual total return for Trust Shares of the Corporate Bond Fund was 7.56%.

         As stated in the Prospectuses, the Funds may also calculate total return quotations without deducting the maximum sales load imposed in purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.


TAX EQUIVALENCY TABLES - NEW JERSEY MUNICIPAL BOND AND NEW YORK MUNICIPAL BOND FUNDS


The New Jersey Municipal Bond and New York Municipal Bond Funds may use tax-equivalency tables in advertising and sales.

These tables are intended to demonstrate the advantages of investing in tax free investments such as the New Jersey Municipal Bond and New York Municipal Bond Funds.

The tax exempt yields used here are hypothetical and no assurance can be made that the Fund will obtain any particular yield. A Fund's yield fluctuates as market conditions change.

New Jersey Note: The tax brackets and related yield calculations are based on the 1997 Federal and New Jersey marginal tax rates. The combined Federal and state rate reflects an assumed deduction of the New Jersey tax liability. In addition, because New Jersey uses graduated tax rates, some simplification was necessary for purposes of compiling the chart.

The tables do not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.

Investors are urged to consult their tax advisors as to these matters.

* NOTE THAT THE 1998 FEDERAL AND NEW JERSEY TAX RATES WERE NOT YET AVAILABLE AS OF THE DATE OF COMPILATION OF THIS TABLE.



                                  Taxable Yield Equivalent for 1997*
                                          State of New Jersey



Federal Tax Rate Bracket:*
                                   15.00%         28.00%         31.00%         36.00%         39.60%

Combined Federal and State:*
                                   16.26%         30.40%         35.00%         40.05%         43.44%
-----------------------------------------------------------------------------------------------------
Joint                                $0-       $36,901-       $89,151-      $140,001-           over
Return                           $36,900        $89,150       $140,000       $250,000       $250,001

Single                               $0-       $22,101-       $53,501-      $115,001-           over
Return                           $22,100        $53,500       $115,000       $250,000       $250,001
-----------------------------------------------------------------------------------------------------

Tax-Exempt Yield:
                                       Taxable Yield Equivalent
-----------------------------------------------------------------------------------------------------

1.50%                1.79%          2.16%          2.31%          2.50%          2.65%          1.50%

2.00%                2.39%          2.87%          3.08%          3.34%          3.54%          2.00%

2.50%                2.99%          3.59%          3.85%          4.17%          4.42%          2.50%

3.00%                3.58%          4.31%          4.62%          5.00%          5.30%          3.00%

3.50%                4.18%          5.03%          5.38%          5.84%          6.19%          3.50%

4.00%                4.78%          5.75%          6.15%          6.67%          7.07%          4.00%

4.50%                5.37%          6.47%          6.92%          7.51%          7.96%          4.50%

5.00%                5.97%          7.18%          7.69%          8.34%          8.84%          5.00%

5.50%                6.57%          7.90%          8.46%          9.17%          9.72%          5.50%

6.00%                7.17%          8.62%          9.23%         10.01%         10.61%          6.00%


NEW YORK STATE AND CITY: 1998

Equivalent yields: Tax-exempt                                         09-Feb-98


       Taxable Income*                          State                   New York State     New York State
------------------------------     State         City         Federal    and Federal      City and Federal
      Single      City rate***     rate        Combined        rate     Effective Date    Effective Rate**
----------------------------------------------------------------------------------------------------------

      0 - 8,000      3.08%             4%       7.08000%       15%           18.40%            21.02%
  8,001 - 8,400      3.08%           4.5%       7.58000%       15%           18.83%            21.44%
  8,401 - 11,000     3.66%           4.5%       8.16000%       15%           18.83%            21.94%
 11,001 - 12,000     3.66%          5.25%       8.91000%       15%           19.46%            22.57%
 12,001 - 13,000     4.34%          5.25%       9.59000%       15%           19.46%            23.15%
 13,001 - 15,000     4.34%           5.9%      10.24000%       15%           20.02%            23.70%
 15,001 - 20,000     4.39%           5.9%      10.29000%       15%           20.02%            23.75%
 20,001 - 25,000     4.39%          6.85%      11.24000%       15%           20.82%            24.55%
 25,001 - 25,350     4.40%          6.85%      11.25000%       15%           20.82%            24.56%
 25,351 - 50,000     4.40%          6.85%      11.25000%       28%           32.93%            36.10%
 50,001 - 61,400     4.46%          6.85%      11.31000%       28%           32.93%            36.14%
 61,401 - 128,100    4.46%          6.85%      11.31000%       31%           35.73%            38.80%
128,101 - 278,450    4.46%          6.85%      11.31000%       36%           40.38%            43.24%
   over 278,450      4.46%          6.85%      11.31000%     39.6%           43.74%            46.43%
----------------------------------------------------------------------------------------------------------


       Taxable Income*              New York Tax Equivalent Yields:****
------------------------------      ----------------------------------------------------------------------------------------------
      Single      City rate***       1.5%      2.0%      2.5%      3.0%      3.5%      4.0%      4.5%      5.0%      5.5%      6.0%
----------------------------------------------------------------------------------------------------------------------------------

      0 - 8,000      3.08%          1.90%     2.53%     3.17%     3.80%     4.43%     5.06%     5.70%     6.33%     6.96%     7.60%
  8,001 - 8,400      3.08%          1.91%     2.55%     3.18%     3.82%     4.46%     5.09%     5.73%     6.36%     7.00%     7.64%
  8,401 - 11,000     3.66%          1.92%     2.56%     3.20%     3.84%     4.48%     5.12%     5.76%     6.41%     7.05%     7.69%
 11,001 - 12,000     3.66%          1.94%     2.58%     3.23%     3.87%     4.52%     5.17%     5.81%     6.46%     7.10%     7.75%
 12,001 - 13,000     4.34%          1.96%     2.60%     3.25%     3.90%     4.55%     5.21%     5.86%     6.51%     7.16%     7.81%
 13,001 - 15,000     4.34%          1.97%     2.62%     3.28%     3.93%     4.59%     5.24%     5.90%     6.55%     7.21%     7.86%
 15,001 - 20,000     4.39%          1.97%     2.62%     3.28%     3.93%     4.59%     5.25%     5.90%     6.56%     7.21%     7.87%
 20,001 - 25,000     4.39%          1.99%     2.65%     3.31%     3.98%     4.64%     5.30%     5.96%     6.63%     7.29%     7.95%
 25,001 - 25,350     4.40%          1.99%     2.65%     3.31%     3.98%     4.64%     5.30%     5.97%     6.63%     7.29%     7.95%
 25,351 - 50,000     4.40%          2.35%     3.13%     3.91%     4.69%     5.48%     6.26%     7.04%     7.82%     8.61%     9.39%
 50,001 - 61,400     4.46%          2.35%     3.13%     3.92%     4.70%     5.48%     6.26%     7.05%     7.83%     8.61%     9.40%
 61,401 - 128,100    4.46%          2.45%     3.27%     4.09%     4.90%     5.72%     6.54%     7.35%     8.17%     8.99%     9.80%
128,101 - 278,450    4.46%          2.64%     3.52%     4.40%     5.29%     6.17%     7.05%     7.93%     8.81%     9.69%    10.57%
   over 278,450      4.46%          2.80%     3.73%     4.67%     5.60%     6.53%     7.47%     8.40%     9.33%    10.27%    11.20%
----------------------------------------------------------------------------------------------------------------------------------


       Taxable Income*                          State                   New York State     New York State
------------------------------     State         City         Federal    and Federal      City and Federal
      Joint       City rate***     rate        Combined        rate     Effective Date    Effective Rate**
----------------------------------------------------------------------------------------------------------

      0 - 14,400     3.08%             4%        7.0800%       15%           18.40%            21.02%
 14,401 - 16,000     3.66%             4%        7.6600%       15%           18.40%            21.51%
 16,001 - 21,600     3.66%           4.5%        8.1600%       15%           18.83%            21.94%
 21,601 - 22,000     4.34%           4.5%        8.8400%       15%           18.83%            22.51%
 22,001 - 26,000     4.34%          5.25%        9.5900%       15%           19.46%            23.15%
 26,001 - 27,000     4.34%           5.9%       10.2400%       15%           20.02%            23.70%
 27,001 - 40,000     4.39%           5.9%       10.2900%       15%           20.02%            23.75%
 40,001 - 42,350     4.39%          6.85%       11.2400%       15%           20.82%            24.55%
 42,351 - 45,000     4.39%          6.85%       11.2400%       28%           32.93%            36.09%
 45,001 - 90,000     4.40%          6.85%       11.2500%       28%           32.93%            36.10%
 90,001 - 102,300    4.46%          6.85%       11.3100%       28%           32.93%            36.14%
102,301 - 155,950    4.46%          6.85%       11.3100%       31%           35.73%            38.80%
155,951 - 278,450    4.46%          6.85%       11.3100%       36%           40.38%            43.24%
   over 278,450      4.46%          6.85%       11.3100%     39.6%           43.74%            46.43%
----------------------------------------------------------------------------------------------------------


       Taxable Income*              New York Tax Equivalent Yields:****
------------------------------      -----------------------------------------------------------------------------------------------
      Joint       City rate***       1.5%      2.0%      2.5%      3.0%      3.5%      4.0%      4.5%      5.0%       5.5%      6.0%
-----------------------------------------------------------------------------------------------------------------------------------
      0 - 14,400     3.08%          1.90%     2.53%     3.17%     3.80%     4.43%     5.06%     5.70%     6.33%      6.96%     7.60%
 14,401 - 16,000     3.66%          1.91%     2.55%     3.19%     3.82%     4.46%     5.10%     5.73%     6.37%      7.01%     7.64%
 16,001 - 21,600     3.66%          1.92%     2.56%     3.20%     3.84%     4.48%     5.12%     5.76%     6.41%      7.05%     7.69%
 21,601 - 22,000     4.34%          1.94%     2.58%     3.23%     3.87%     4.52%     5.16%     5.81%     6.45%      7.10%     7.74%
 22,001 - 26,000     4.34%          1.95%     2.60%     3.25%     3.90%     4.55%     5.21%     5.86%     6.51%      7.16%     7.81%
 26,001 - 27,000     4.34%          1.97%     2.62%     3.28%     3.93%     4.59%     5.24%     5.90%     6.55%      7.21%     7.86%
 27,001 - 40,000     4.39%          1.97%     2.62%     3.28%     3.93%     4.59%     5.25%     5.90%     6.56%      7.21%     7.87%
 40,001 - 42,350     4.39%          1.99%     2.65%     3.31%     3.98%     4.64%     5.30%     5.96%     6.63%      7.29%     7.95%
 42,351 - 45,000     4.39%          2.35%     3.13%     3.91%     4.69%     5.48%     6.26%     7.04%     7.82%      8.61%     9.39%
 45,001 - 90,000     4.40%          2.35%     3.13%     3.91%     4.69%     5.48%     6.26%     7.04%     7.82%      8.61%     9.39%
 90,001 - 102,300    4.46%          2.35%     3.13%     3.92%     4.70%     5.48%     6.26%     7.05%     7.83%      8.61%     9.40%
102,301 - 155,950    4.46%          2.45%     3.27%     4.09%     4.90%     5.72%     6.54%     7.35%     8.17%      8.99%     9.80%
155,951 - 278,450    4.46%          2.64%     3.52%     4.40%     5.29%     6.17%     7.05%     7.93%     8.81%      9.69%    10.57%
   over 278,450      4.46%          2.80%     3.73%     4.67%     5.60%     6.53%     7.47%     8.40%     9.33%     10.27%    11.20%
-----------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York State or City taxable income may differ due to differences in exemptions, itemized deductions, and other items.

** For Federal tax purposes, these combined rates reflect the applicable marginal rates for 1998, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the expected New York State and New York City tax and surcharge rates for 1998.

*** The New York City rate is comprised of the tax base rate, city surcharge, and the additional city surcharge for 1998.

**** These represent New York State, City, and Federal Equivalent Yields.

                                  MISCELLANEOUS

         As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.


     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%);
Wilbur J. Wade, Jr., 122 Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72
Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201 College Street, Springfield, MA 01109, Account 05100388896, (12.97%).


                              FINANCIAL STATEMENTS

         Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports (the "Financial Statements") are incorporated into this Statement of Additional Information. The Financial Statements included in the Annual Reports for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, Coopers & Lybrand L.L.P. whose report thereon also appears in such Annual Reports and is incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

         The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Thomson BankWatch, Inc. ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

         The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is very unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.


CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

         Fitch's IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


         Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

         A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                   APPENDIX B

         As stated in the applicable Prospectuses, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.       INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The adviser could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

         A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.


         The Tax-Exempt Bond Fund, New Jersey Municipal Bond, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         Closing out a futures contract sale prior to the settlement date may be effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

         Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                        Current Price
                                                                                        (points and
                                                                       Maturity         thirty-seconds
Issue                               Coupon           Issue Date          Date           of a point)
-----                               ------           ----------          ----           -----------
Ohio HFA                            9 3/8            5/05/83           5/1/13              94-2
NYS Power                           9 3/4            5/24/83           1/1/17             102-0
San Diego, CA IDR                   10               6/07/83           6/1/18             100-14
Muscatine, IA Elec                  10 5/8           8/24/83           1/1/08             103-16
Mass Health & Ed                    10               9/23/83           7/1/16             100-12

         The current value of the portfolio is $5,003,750.

         To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

         On March 23, the bonds in the portfolio have the following values:

                           Ohio HFA                                    81-28
                           NYS Power                                   98-26
                           San Diego, CA IDB                           98-11
                           Muscatine, IA Elec                          99-24
                           Mass Health & Ed                            97-18


         The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

         The following table provides a summary of transactions and the results of the hedge.

                         Cash Market                  Futures Market
                         -------------                ---------------

         February 2      $5,003,750 long posi-        Sell 50 Municipal Bond
                         tion in municipal            futures contracts at
                         bonds                        86-09

         March 23        $4,873,438 long posi-        Buy 50 Municipal Bond
                         tion in municipal            futures contracts at
                         bonds                        83-27
                         ---------------------        ---------------------

                         $130,312 Loss                $121,875 Gain

         While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

         The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.     MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract.
A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet.

It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                 THE GALAXY FUND

                       Statement of Additional Information


                                Equity Value Fund

                               Equity Growth Fund

                               Equity Income Fund

                            International Equity Fund

                            Small Company Equity Fund

                               MidCap Equity Fund

                              Asset Allocation Fund

                              Strategic Equity Fund




                               February 28, 1998

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds, each dated February 28, 1998, of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414.


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                TABLE OF CONTENTS
                                                                            Page


      THE GALAXY FUND......................................................  1
      INVESTMENT OBJECTIVES AND POLICIES...................................  1
            Variable and Floating Rate Obligations.........................  1
            Bank Obligations...............................................  1
            Asset-Backed Securities........................................  1
            When-Issued Securities and Delayed Settlement Transactions.....  2
            Repurchase Agreements; Reverse Repurchase Agreements;
                  Loans of Portfolio Securities............................  3
            U.S. Government Securities.....................................  3
            Derivative Securities..........................................  5
            Swap Agreements-MidCap Equity and Strategic Equity Funds....... 11
            Foreign Currency Exchange Transactions......................... 11
            Additional Investment Limitations.............................. 13
      ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................... 14
      DESCRIPTION OF SHARES................................................ 17
      ADDITIONAL INFORMATION CONCERNING TAXES.............................. 19
            In General..................................................... 19
            Taxation of Certain Financial Instruments...................... 22
            State Taxation................................................. 25
      TRUSTEES AND OFFICERS................................................ 25
            Shareholder and Trustee Liability.............................. 29
      ADVISORY, SUB-ADVISORY, ADMINISTRATION,
            CUSTODIAN AND TRANSFER AGENCY AGREEMENTS....................... 30
            Custodian and Transfer Agent................................... 33
      PORTFOLIO TRANSACTIONS............................................... 34
      SHAREHOLDER SERVICES PLAN............................................ 35
      DISTRIBUTION AND SERVICES PLAN....................................... 37
      DISTRIBUTOR.......................................................... 39
      AUDITORS............................................................. 40
      COUNSEL.............................................................. 41
      PERFORMANCE AND YIELD INFORMATION.................................... 41
      MISCELLANEOUS........................................................ 45
      FINANCIAL STATEMENTS................................................. 46
      APPENDIX A...........................................................A-1
      APPENDIX B...........................................................B-1

                                 THE GALAXY FUND


      The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-seven investment portfolios.

      This Statement of Additional Information relates to eight of those investment portfolios: the Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund and Strategic Equity Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectuses.



                       INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS


      The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in their Prospectuses. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, or Oechsle International Advisors, L.P. ("Oechsle"), the sub-adviser to the International Equity Fund, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Long-term variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.


BANK OBLIGATIONS

      Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

      Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

WHEN-ISSUED SECURITIES AND DELAYED SETTLEMENT TRANSACTIONS

      When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

      When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

      Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").

      Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

      A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

      Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal

National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal
Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

DERIVATIVE SECURITIES

     PUT AND CALL OPTIONS -- EQUITY GROWTH, EQUITY INCOME,
     SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS

      The Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may purchase put and call options issued by the Options Clearing Corporation which are listed on a national securities exchange. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

      In order to close out call or put option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

      In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

      There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   COVERED CALL OPTIONS -- EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS

      The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

      A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (I.E., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

      When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

      OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND


      The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's and/or Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

      When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

      PUT AND CALL OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS


      The MidCap Equity and Strategic Equity Funds may purchase and sell put options on their portfolio securities as described in the Prospectuses.


      STOCK INDEX FUTURES AND OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY
FUNDS


      The MidCap Equity and Strategic Equity Funds may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

      As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

      The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

      The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

      In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin", and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins", and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market". A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

      RESTRICTIONS ON USE OF FUTURES CONTRACTS AND OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS


      Neither the MidCap Equity Fund nor the Strategic Equity Fund will enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.


      INDEXED SECURITIES -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS


      The MidCap Equity and Strategic Equity Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

      SWAP AGREEMENTS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS


      As one way of managing their exposure to different types of investments, the MidCap Equity and Strategic Equity Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

      FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Because the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S.

dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

      A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENT LIMITATIONS

      In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

      Each Fund may not:

      1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      3. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.


      4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that (i) the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies, and (ii) the MidCap Equity and Strategic Equity Funds may engage in transactions involving financial futures contracts or options on financial futures contracts.


      5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that (i) the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may purchase put and call options to the extent permitted by their investment objectives and policies, and (ii) the MidCap Equity and Strategic Equity Funds may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges.


      6. Invest in companies for the purpose of exercising management or control.


      7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act; and further provided, that each of the MidCap Equity and Strategic Equity Funds may from time to time, on a temporary basis, invest exclusively in one other investment company similar to the respective Fund.

            ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the applicable Prospectus, Retail A Shares of the Funds and Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds ("CDSC Funds") are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectus, Retail A Shares of the Funds and Retail B Shares of the CDSC Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). As described in the applicable Prospectuses, Trust Shares in the Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Trust Shares of the International Equity Fund are also available for purchase by clients, partners and employees of Oechsle.

      Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. Retail B Shares of the CDSC Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable Prospectus.

      Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the applicable Prospectus. An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1997 (with respect to the MidCap Equity Fund and Strategic Equity Fund, based on the projected value of each Fund's net assets and the projected number of outstanding Retail A Shares of each Fund on the date such Shares are first offered for sale to public investors) and the maximum front-end sales charge of 3.75%, is as follows:




                                            Equity Value        Equity Growth
                                                Fund                Fund
                                            ------------        -------------

Net Assets..........................        $182,640,599         $226,330,087

Outstanding Shares..................          10,026,959            9,001,376

Net Asset Value Per Share...........        $      18.21         $      25.14

Sales Charge (3.75% of
the offering price).................        $       0.71         $       0.98

Offering Price to Public............        $      18.92         $      26.12

                                              Equity           International
                                             Income Fund         Equity Fund
                                            ------------        -------------

Net Assets..........................        $169,275,775          $56,591,796

Outstanding Shares..................           8,993,619            3,728,334

Net Asset Value Per Share...........        $      18.82          $     15.18

Sales Charge (3.75% of
the offering price).................        $       0.73          $      0.59

Offering Price to Public............        $      19.55          $     15.77


                                            Small Company          MidCap
                                             Equity Fund         Equity Fund
                                            ------------        -------------

Net Assets..........................        $135,593,454          $ 7,253,076

Outstanding Shares..................           6,475,217              725,308

Net Asset Value Per Share...........        $      20.94          $     10.00

Sales Charge (3.75% of
the offering price).................        $       0.82          $      0.39

Offering Price to Public............        $      21.76          $     10.39


                                          Asset Allocation    Strategic Equity
                                                Fund                 Fund
                                          ----------------    ----------------


Net Assets..........................       $177,238,812           $ 5,817,957

Outstanding Shares..................         10,768,088               581,796

Net Asset Value Per Share...........       $      16.46           $     10.00

Sales Charge (3.75% of
the offering price).................       $       0.64           $      0.39

Offering Price to Public............       $      17.10           $     10.39


      If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

      Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

      Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                              DESCRIPTION OF SHARES

      Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-seven classes of shares, each representing interests in one of twenty-seven separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Funds (plus a third series of shares, i.e. Retail B Shares, of the CDSC Funds) are offered under separate Prospectuses to different categories of investors.


      Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund), the Distribution and Services Plan for Retail B Shares of a CDSC Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and each CDSC Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

      Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a CDSC Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

      Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

      Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

      Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

      The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

      Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

      Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


         Substantially all of each Fund's net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gain (20% or 28% rate gain, as applicable) regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

         Each Fund will designate the tax status of any distribution in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.


         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% (for, gains on capital assets held more than 18 months) or 28% (for gain on capital assets held more than 12 months, but not more than 18 months). For corporations, long term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).


         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         Income received by the Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the

Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) if the shareholder itemizes deductions, to deduct such portion from their U.S taxable income, if any, should the shareholder so choose. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

         Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

         Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.


         A Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of stock of a passive foreign investment company even if the Fund distributes the income to its shareholders. To avoid such tax, a Fund may instead elect to treat such a company as a "qualified electing fund" or to mark such stock to market as of the end of each year; under either of these alternative approaches the Fund may recognize taxable income in a year without receiving any corresponding amount of cash.


STATE TAXATION

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                              TRUSTEES AND OFFICERS

         The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                                   Positions           Principal Occupations
                                    with The             During Past 5 Years
Name and Address                  Galaxy Fund          and Other Affiliations
------------------                -----------          ----------------------


Dwight E. Vicks, Jr.              Chairman &           President & Director,
Vicks Lithograph &                Trustee              Vicks Lithograph &
  Printing Corporation                                 Printing Corporation
Commercial Drive                                       (book manufacturing and
P.O. Box 270                                           commercial printing);
Yorkville, NY 13495                                    Director, Utica Fire
Age 64                                                 Insurance Company;
                                                       Trustee, Savings Bank of
                                                       Utica; Director, Monitor
                                                       Life Insurance Company;
                                                       Director, Commercial
                                                       Travelers Mutual
                                                       Insurance Company;
                                                       Trustee, The Galaxy VIP


                                   Positions           Principal Occupations
                                    with The             During Past 5 Years
Name and Address                  Galaxy Fund          and Other Affiliations
------------------                -----------          ----------------------
                                                       Fund; Trustee, Galaxy
                                                       Fund II.

John T. O'Neill(1)                 President,          Executive Vice President
Hasbro, Inc.                       Treasurer &         and CFO, Hasbro, Inc.
200 Narragansett                   Trustee             (toy and game manufacturer);
  Park Drive                                           Trustee, The Galaxy
Pawtucket, RI 02862                                    VIP Fund; Trustee, Galaxy
Age 53                                                 Fund II.


Louis DeThomasis                   Trustee             President, Saint
Saint Mary's College                                   Mary's College of
  of Minnesota                                         Minnesota;
Winona, MN 55987                                       Director, Bright
Age 57                                                 Day Travel, Inc.;
                                                       Trustee, Religious
                                                       Communities Trust;
                                                       Trustee, The Galaxy
                                                       VIP Fund; Trustee,
                                                       Galaxy Fund II.


Donald B. Miller                   Trustee             Chairman, Horizon Media,
10725 Quail Covey Road                                 Inc. (broadcast
Boynton Beach, FL 33436                                services);
Age 72                                                 Director/Trustee,
                                                       Lexington Funds;
                                                       Chairman, Executive
                                                       Committee, Compton
                                                       International, Inc.
                                                       (advertising
                                                       agency); Trustee,
                                                       Keuka College;
                                                       Trustee, The Galaxy
                                                       VIP Fund; Trustee,
                                                       Galaxy Fund II.


James M. Seed                      Trustee             Chairman and President,
The Astra Ventures,                                    The Astra Projects,
Inc.                                                   Incorporated (land
One Citizens Plaza                                     development); President,
Providence, RI 02903                                   The Astra Ventures,
Age 56                                                 Incorporated (previously,
                                                       Buffinton Box Company -
                                                       manufacturer of cardboard
                                                       boxes); Commissioner,
                                                       Rhode Island Investment
                                                       Commission; Trustee, The



                                    Positions           Principal Occupations
                                    with The            During Past 5 Years
Name and Address                   Galaxy Fund         and Other Affiliations
-----------------                  -----------         ----------------------
                                                       Galaxy VIP Fund; Trustee,
                                                       Galaxy Fund II.

Bradford S. Wellman(1)             Trustee             Private Investor;
2468 Ohio Street                                       Vice President and
Bangor, ME 04401                                       Director, Acadia
Age 66                                                 Management Company
                                                       (investment services);
                                                       Director, Essex County
                                                       Gas Company, until
                                                       January 1994; Director,
                                                       Maine Mutual Fire
                                                       Insurance Co.; Member,
                                                       Maine Finance Authority;
                                                       Trustee, The Galaxy VIP
                                                       Fund; Trustee, Galaxy
                                                       Fund II.

W. Bruce McConnel, III             Secretary           Partner of the law firm
Philadelphia National                                  Drinker Biddle &
  Bank Building                                        Reath LLP, Philadelphia,
1345 Chestnut Street                                   Pennsylvania.
Philadelphia, PA 19107
Age 54


Jylanne Dunne                      Vice                Vice President, First
First Data Investor                President           Data Investor Services
Services Group, Inc.               and                 Group, Inc.
4400 Computer Drive                Assistant           1990 to present.
Westboro, MA 01581-5108            Treasurer
Age 38

-------------------------
1.       An interested person within the definition set forth in
         Section 2(a)(19) of the 1940 Act.

         Each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the

Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.


         No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or Oechsle, or any of their respective affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.


         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

                                                              Pension or
                                                               Retirement                  Total
                                                                Benefits               Compensation
                                                               Accrued as               from Galaxy
                                      Aggregate                  Part of                 and Fund
              Name of               Compensation                  Fund                 Complex*Paid
          Person/Position            from Galaxy                Expenses                to Trustees
          ---------------           -------------             ------------             ------------
Bradford S. Wellman                   $34,591                    None                     $38,500
Trustee

Dwight E. Vicks, Jr.                  $38,184                    None                     $42,500
Chairman and Trustee

Donald B. Miller**                    $34,574                    None                     $38,500
Trustee

Rev. Louis DeThomasis                 $34,591                    None                     $38,500
Trustee

John T. O'Neill                       $36,837                    None                     $41,000
President, Treasurer
and Trustee

James M. Seed**                       $34,574                    None                     $38,500
Trustee
---------------
*        The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                     ADVISORY, SUB-ADVISORY, ADMINISTRATION,
                    CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

         Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.


         For the services provided and expenses assumed by Fleet, Galaxy paid Fleet for the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 advisory fees (net of expense reimbursements) of $1,797,623, $2,220,230 and $2,860,410, respectively, with respect to the Equity Value Fund; and $3,406,615, $4,746,270 and $6,555,045, respectively, with respect to the
Equity Growth Fund. For the fiscal years ended October 31, 1995 and October 31, 1997, Fleet reimbursed advisory fees of $2,347 and $26,924, respectively, with respect to the Equity Value Fund; and $9,296 and $27,033, respectively, with respect to the Equity Growth Fund.

         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Galaxy paid Fleet advisory fees (net of expense reimbursements) of $1,097,887, $1,533,644 and $1,947,792, respectively, with respect to the Equity Income Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $24,627, $0 and $38,298, respectively, with respect to the Equity Income Fund.


         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of expense reimbursements) of $807,983, $1,562,481 and $2,610,431, respectively, with respect to the Small Company Equity Fund; and $982,310, $1,447,310 and $2,313,863, respectively, with respect to the Asset Allocation Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $11,087, $331 and $118,118, respectively, with respect to the Small Company Equity Fund; and $37,161, $12,512 and $19,254, respectively, with respect to the Asset Allocation Fund.


         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers and expense reimbursements) of $850,924, $1,154,303 and $1,844,037, respectively, with respect to the International Equity Fund. During the same periods, Fleet waived advisory fees of $291,265, $464,938 and $682,009, respectively, with respect to the International Equity Fund. During the fiscal year ended October 31, 1997, Fleet reimbursed advisory fees of $18,362 with respect to the International Equity Fund.


         The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the

Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.



         Fleet Bank, an affiliate of Fleet, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and Investor Services Group, Fleet Bank will be paid $21.00 per year for each defined contribution plan participant account. As of October 31, 1997, there were approximately 91,482 defined contribution plan participant sub-accounts invested in Trust Shares of the Funds; thus it is expected that Fleet Bank will receive annually approximately $1,921,122 for sub-account services. Investor Services Group bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to Investor Services Group for transfer agency services.


         Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the International Equity Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the International Equity Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the Fund's investment policies and restrictions and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under this agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above. For the fiscal year ended October 31, 1997 and for the period from August 12, 1996 through October 31, 1996, Oechsle received sub-advisory fees of $979,810 and $119,374, respectively, with respect to the International Equity Fund.


         Prior to August 12, 1996, Wellington Management Company served as sub-adviser to the International Equity Fund. For the fiscal year ended October 31, 1995 and for the period from November 1, 1995 through August 11, 1996, Wellington Management Company received sub-advisory fees of $423,376 and $431,198, respectively, with respect to the International Equity Fund.

         Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.


         Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.


         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of fee waivers) of $210,049, $251,209 and $312,596, respectively, with respect to the Equity Value Fund; $398,623, $536,874 and $711,960, respectively, with respect to the Equity Growth Fund; $130,993, $174,406 and $216,835, respectively, with respect to the Equity Income Fund; $97,015, $141,571 and $222,620, respectively, with respect to the International Equity Fund; $95,582, $176,590 and $292,316, respectively, with respect to the Small Company Equity Fund; and $118,968, $165,070 and $251,871, respectively, with respect to the Asset Allocation Fund. For the fiscal year ended October 31, 1997, Investor Services Group waived administration fees of $1,640, $4,360, $4,570 and $2,010 for the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund and the Asset Allocation Fund, respectively.


CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.


         Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                             PORTFOLIO TRANSACTIONS

         The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Transactions in equity securities on U.S. stock exchanges for the Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet and Oechsle will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.


         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, the Equity Value Fund paid brokerage commissions aggregating $588,613, $790,862 and $934,709, respectively; the Equity Growth Fund paid brokerage commissions aggregating $192,433, $539,416 and $7,006,331, respectively; the Equity Income Fund paid brokerage commissions aggregating $108,082, $217,231 and $201,407, respectively; the Asset Allocation Fund paid brokerage commissions aggregating $101,436, $112,582 and $155,296, respectively; the Small Company Equity Fund paid brokerage commissions aggregating $109,014, $258,606 and $354,910, respectively; and the International Equity Fund paid brokerage commissions aggregating $341,377, $1,155,060 and $851,919, respectively.


         The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet or Oechsle will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet or Oechsle may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.


         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.


         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1997, (1) the Asset Allocation Fund held 1,961,375 shares of common stock of Chase Manhattan Corp. with a value of $1,961,375 ; (2) the Equity Value Fund held 56,800 shares of common stock of Chase Manhattan Corp. with a value of $6,553,300 and held 50,000 shares of common stock of Merrill Lynch & Co., Inc. with a value of $3,381,250; (3) the Equity Growth Fund held 175,000 shares of common stock of Chase Manhattan Corp. with a value of $20,190,625. Chase Manhattan Corp. and Merrill Lynch & Co. Inc. are considered "regular brokers or dealers" of Galaxy.


         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet or Oechsle. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Oechsle believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Oechsle may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                            SHAREHOLDER SERVICES PLAN

         As stated in the Prospectuses for each Fund, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service

Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

         Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.


         For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, payments to Service Organizations totaled $245,304, $331,670 and $440,920, respectively, with respect to Retail A Shares of the Equity
Value Fund; $237,326, $356,642 and $558,695, respectively, with respect to Retail A Shares of the Equity Growth Fund; $203,471, $309,334 and $434,674, respectively, with respect to Retail A Shares of the Equity Income Fund; $93,434, $79,239 and $102,465, respectively, with respect to Retail A
Shares of the International Equity Fund; $102,102, $172,887 and $287,068, respectively, with respect to Retail A Shares of the Small Company Equity Fund; and $205,546, $267,695 and $412,384, respectively, with respect to Retail A Shares of the Asset Allocation Fund.


         Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds. The 12b-1 Plan is described in the applicable Prospectus.

         Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Funds' outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to each such Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").


         For the fiscal year ended October 31, 1997, Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $50,897 in distribution fees and $21,199 in shareholder servicing fees with respect to Retail B Shares of the Equity Value Fund; $75,906 in distribution fees and $34,034 in shareholder servicing fees with respect to Retail B Shares of the Equity Growth Fund; $55,371 in distribution fees and $23,556 in shareholder servicing fees with respect to Retail B Shares of the Small Company Equity Fund; and $99,219 in distribution fees and $44,293 in shareholder servicing fees with respect to Retail B Shares of the Asset Allocation Fund. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.


         For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan:
$3,518 in distribution fees and $1,624 in shareholder servicing fees with respect to Retail B Shares of the Equity Value Fund; $7,613 in distribution fees and $3,514 in shareholder servicing fees with respect to Retail B Shares of the Equity Growth Fund; $7,282 in distribution fees and $3,361 in shareholder servicing fees with respect to Retail B Shares of the Small Company Equity Fund; and $6,389 in distribution fees and $2,949 in shareholder servicing fees with respect to Retail B Shares of the Asset Allocation Fund. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.


         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by FD Distributors or by the Service

Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.


                                   DISTRIBUTOR


         First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.


         Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors remains in effect until May 31, 1998, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


         FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus. For the fiscal year ended October 31, 1997, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:
Equity Value Fund -- $451,771; Equity Growth Fund -- $491,165; Equity
Income Fund -- $592,347; International Equity Fund -- $320,935; Small
Company Equity Fund -- $343,614; and Asset Allocation Fund -- $1,010,359. Of these amounts, the Distributor and affiliates of Fleet retained $0 and $451,771, respectively, with respect to the Equity Value Fund; $0 and $491,165, respectively, with respect to the Equity Growth Fund;
$0 and $592,347, respectively, with respect to the Equity Income
Fund; $0 and $320,935, respectively, with respect to the International
Equity Fund; $0 and $343,614, respectively, with respect to the Small Company Equity Fund; and $0 and $1,010,359, respectively, with respect to the Asset Allocation Fund.


         FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B

Shares of the CDSC Funds. For the fiscal year ended October 31, 1997, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows: Equity Value Fund -- $21,384; Equity Growth Fund -- $28,379; Small Company Equity Fund -- $34,481; and Asset Allocation Fund -- $57,559. All such amounts were paid over to affiliates of Fleet.


         The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:


                                                                                Brokerage
                                  Net                                        Commissions in
                             Underwriting           Compensation on            Connection
                             Discounts and           Redemption and             with Fund                 Other
         Fund               Commissions(1)           Repurchase(2)            Transactions           Compensation(3)
         ----               --------------          ---------------          --------------          ---------------
Equity Value                 $  473,155                $21,384                      $0                   $494,552

Equity Growth                $  519,543                $28,379                      $0                   $556,499

Equity Income                $  592,347                  N/A                        $0                   $421,303

International                $  320,935                  N/A                        $0                   $108,934
  Equity

Small Company                $  378,095                $34,481                      $0                   $350,051
  Equity

Asset                        $1,067,918                $57,559                      $0                   $517,061
  Allocation
-------------------
(1)      Represents amounts received from front-end sales charges on Retail A
         Shares and commissions received in connection with sales of Retail B
         Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996, which were paid in 1997 (see "Shareholder Services Plan" and
         "Distribution and Services Plan" above).


                                    AUDITORS


         Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by Coopers Lybrand L.L.P. for the periods included in their report thereon which appears therein.


                                     COUNSEL


         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                        PERFORMANCE AND YIELD INFORMATION

         The Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                      a - b
                         YIELD = 2[( - - - - +1 )(6) - 1]
                                       cd

Where:            a =      dividends and interest earned by a
                           Fund during the period;

                  b =      expenses accrued for the period
                           (net of reimbursements);

                  c =      average daily number of shares
                           outstanding during the period,
                           entitled to receive dividends; and

                  d =      maximum offering price per share on
                           the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).


         With respect to mortgage or receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.


         Based on the foregoing calculation, the standard yield for Retail A Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds for the 30-day period ended October 31, 1997 were 0.36%, 0.08%, 1.69%, -1.05%, -0.90% and 2.57%, respectively.


         Based on the foregoing calculation, the standard yield for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds for the 30-day period ended October 31, 1997 were -0.40%, -0.70%, -1.92% and 2.06%, respectively.


         Based on the foregoing calculation, the standard yield for Trust Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds for the 30-day period ended October 31, 1997 were 0.69%, 0.48%, 2.18%, -0.49%, -0.74%, and 2.85%, respectively.


         Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                       ERV  1/n
                                T = [(-----) - 1]
                                        P


         Where:            T =      average annual total return;


                         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);


                           P =      hypothetical initial payment of $1,000; and

                           n = period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                            ERV
Aggregate Total Return = [(-----) - 1]
                             P


         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares.


         Aggregate total return for Retail A Shares of the Equity Value Fund for the period September 1, 1988 (inception) to October 31, 1997 was 245.24%. From September 1, 1988 (inception) to October 31, 1997, average annual total return for Retail A Shares of the Equity Value Fund was 14.48%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Equity Value Fund were 24.64% and 18.41%, respectively.


         Aggregate total returns for Retail A Shares of the Equity Growth and Equity Income Funds from December 14, 1990 (inception) to October 31, 1997 were 186.29% and 152.04%, respectively. From December 14, 1990 (inception) to October 31, 1997, average annual total returns for Retail A Shares of the Equity Growth and Equity Income Funds were 16.52% and 14.38%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Equity Growth and Equity Income Funds were 26.70% and 16.68%, and 18.65% and 14.73%, respectively.


         Aggregate total returns for Retail A Shares of the Small Company Equity, International Equity and Asset Allocation Funds from December 30, 1991 (inception) to October 31, 1997 were 136.16%, 63.32% and 89.11%, respectively. From December 30, 1991 (inception) to October 31, 1997, average annual total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 15.87%, 11.53% and 8.77%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 14.60% and 21.86%, 15.69% and %12.95, and 11.56% and 11.07%, respectively.


         Aggregate total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds from March 4, 1996 (date of their initial public offering) to October 31, 1997 were 35.92%, 37.17%, 32.37% and 24.54%, respectively. From March 4, 1996 (date of their initial public offering) through October 31, 1997, the average annual total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds were 20.31%, 20.97%, 18.40% and 14.13%, respectively. For the one-year period ended October 31, 1997, the average annual total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds were 23.60%, 25.78%, 13.23% and 14.34%, respectively.


         Aggregate total return for Trust Shares of the Equity Value Fund for the period September 1, 1988 (inception) to October 31, 1997 was 263.21%. From September 1, 1988 (inception) to October 31, 1997, average annual total return for Trust Shares of the Equity Value Fund was 15.11%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Equity Value Fund were 29.87% and 19.61%, respectively.


         Aggregate total returns for Trust Shares of the Equity Growth and Equity Income Funds from December 14, 1990 (inception) to October 31, 1997 were 201.51% and 165.85%, respectively. From December 14, 1990 (inception) to October 31, 1997, average annual total returns for Trust Shares of the Equity Growth and Equity Income Funds were 17.40% and 15.27%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Equity Growth and Equity Income Funds were 32.16% and 17.89% and 23.80% and 15.95%, respectively.


         Aggregate total returns for Trust Shares of the Small Company Equity, International Equity and Asset Allocation Funds from December 30, 1991 (inception) to October 31, 1997 were 149.37%, 72.80%, and 97.85%, respectively. From December 30, 1991 (inception) to October 31, 1997, average annual total returns for Trust Shares of the Small Company Equity, International Equity and Asset Allocation Funds were 16.95%, 9.83% and 12.40%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Small Company Equity, International Equity and Asset Allocation Funds were 19.59% and 23.19%, 16.60% and 12.33%, and 20.42% and 13.98%, respectively.


         As stated in the Prospectus, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.


                                  MISCELLANEOUS

         As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund --Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn:
 Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn:
 Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows:
Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of
Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%); Wilbur J. Wade, Jr., 122
Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201
College Street, Springfield, MA 01109, Account 05100388896, (12.97%).

                              FINANCIAL STATEMENTS


         Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


         The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Thomson BankWatch, Inc. ("Thomson").


CORPORATE AND TAX-EXEMPT BOND RATINGS

         The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


         The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated
AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


         The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.




CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

         Fitch IBCA short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.




         Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

         A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.


         Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                   APPENDIX B


         As stated in the applicable Prospectuses, the MidCap Equity and Strategic Equity Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.       INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the

Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the MidCap Equity and Strategic Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.